UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.________)

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[X]	Definitive Proxy Statement
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[ ]	Soliciting Material Pursuant to §240.14a-12

OWENS MORTGAGE INVESTMENT FUND, a California Limited Partnership
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT/PROSPECTUS

Owens Mortgage Investment Fund,
a California Limited Partnership

2221 Olympic Boulevard
Walnut Creek, California 94595
February 14, 2013

Dear Owens Mortgage Investment Fund Limited Partner:

You are invited to attend a special meeting of the Limited Partners of Owens Mortgage Investment Fund, or OMIF, to be held at the Walnut Creek Marriott, 2355 N. Main Street, Walnut Creek, CA 94596 on the 3rd day of April, 2013 at 1:00p.m., local time.

I am pleased to report that after careful consideration the board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, has unanimously approved a plan to restructure our business operations to allow OMIF to qualify as a real estate investment trust, or a REIT, for U.S. federal income tax purposes. We refer to the merger that will effect the restructuring, the related restructuring transactions and the election of REIT status as the REIT conversion. The REIT conversion is being undertaken in order to provide our Limited Partners with liquidity while maintaining the business operations and assets of OMIF. Subject to compliance with applicable REIT rules and regulations, we intend to operate our business after the REIT conversion substantially as it is currently conducted, while leaving substantially intact the current management structure and operating policies and substantially replicating in Owens Realty Mortgage, Inc. your rights in OMIF. We do not expect a significant change in our business operations as a result of the REIT conversion. The REIT conversion will not change our investment objectives.

The REIT conversion will include, among other things, the merger of OMIF with and into Owens Realty Mortgage, Inc., a recently formed Maryland corporation. Shortly following closing of the merger, we intend to elect to be taxed as a REIT under the U.S. Internal Revenue Code. In the merger, you will receive one share of common stock, par value $0.01 per share, of Owens Realty Mortgage, Inc., or Common Stock, for every 25 limited partner units of OMIF, or LP Units, that you own. The units of OMIF representing the general partner interest of Owens Financial Group, Inc. will be treated as follows: (a) the 1,496,600 units representing the general partner interest that was an expense of OMIF, or the Carried Interest, will be cancelled upon consummation of the merger; and (b) the approximate 1,378,256 units representing the general partner interest relating to cash contributions made by Owens Financial Group, Inc. to the capital of OMIF, or the GP Contribution Interest, will be converted into shares of Common Stock in the same manner LP Units are converted into shares of Common Stock. The 1,000 shares of Common Stock owned by William C. Owens, the sole stockholder of Owens Realty Mortgage, Inc. prior to the REIT conversion, will be cancelled in exchange for $1,000 in the merger. Owens Realty Mortgage, Inc. will issue up to a total of 11,199,351 shares of Common Stock in connection with the REIT conversion. No fractional shares of Common Stock will be issued in connection with the merger and REIT conversion. Instead, cash adjustments will be paid in respect of any shares of Common Stock that would otherwise be issuable, and the amount of such cash adjustments shall be determined in good faith by the board of directors of Owens Realty Mortgage, Inc. We will apply to list the shares of Common Stock on the NYSE MKT LLC, or the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc. Approval for listing of the shares on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., is a condition to consummation of the merger and REIT conversion.

At the special meeting, you will be asked to consider and vote upon a proposal to adopt and approve the merger agreement and to approve the transactions contemplated thereby, which will implement the REIT conversion.

Your vote is very important. We cannot complete the merger unless Limited Partners holding at least a majority of the outstanding LP Units (excluding any LP Units held by Owens Financial Group, Inc.) vote to adopt and approve the merger agreement and to approve the transactions contemplated thereby. After careful consideration, the board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, has unanimously approved the merger agreement and the transactions contemplated thereby and recommends that you vote “FOR” the adoption and approval of the merger agreement and the approval of the transactions contemplated thereby, which will implement the REIT conversion.

Whether or not you plan to attend the special meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. If you do not vote, it will have the same effect as voting against the merger proposal. Returning the proxy card does not deprive you of your right to attend the special meeting and to vote your LP Units in person.

This proxy statement/prospectus is a prospectus of Owens Realty Mortgage, Inc., as well as a proxy statement for OMIF and provides you with detailed information about the REIT conversion and the special meeting. We urge you to read carefully this entire proxy statement/prospectus, including all of its annexes. We especially encourage you to read the “Risk Factors” section beginning on page 19, including discussion of the following risks, among others, related to the REIT conversion:

•
Our management has no experience operating a REIT, and we cannot assure you that our management’s past experience will be sufficient to successfully manage our business as a REIT, including complying with complicated U.S. federal income tax rules and regulations.

•
If we fail to qualify as a REIT for U.S. federal income tax purposes, we will be taxed as a corporation and our liability for certain U.S. federal, state and local income taxes can be expected to increase significantly, which can be expected to result in a material decrease in cash available for distribution to our stockholders.

•	You will no longer have redemption rights after the REIT conversion.

•
If you sell the Common Stock you receive in the merger after the REIT conversion, the price you receive may be less than the amount you may be able to receive either through an exercise of your redemption rights or in connection with a liquidation of OMIF.

We appreciate your cooperation in considering and acting on the matters presented.

Sincerely,

William C. Owens
Chairman, President and Chief Executive Officer
Owens Financial Group, Inc., the sole general partner of Owens Mortgage Investment Fund, a California Limited Partnership

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the securities to be issued in the merger or passed upon the adequacy or accuracy of this proxy statement/prospectus. Any representation to the contrary is a criminal offense.
This proxy statement/prospectus is dated February 14, 2013. This proxy statement/prospectus and accompanying form of proxy are being first mailed to Limited Partners of OMIF on or about February 14, 2013.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
2221 Olympic Boulevard
Walnut Creek, California 94595

NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS
To Be Held on April 3, 2013

Notice is hereby given that a special meeting of the Limited Partners of Owens Mortgage Investment Fund, a California Limited Partnership, or OMIF, will be held at the Walnut Creek Marriott, 2355 N. Main Street, Walnut Creek, CA 94596 on the 3rd day of April, 2013, at 1:00 p.m., local time, for the following purposes:

·	To consider and vote upon a proposal to adopt and approve the agreement and plan of merger, dated January 23, 2013, by and between OMIF and Owens Realty Mortgage, Inc., a recently formed Maryland corporation, and to approve the transactions contemplated thereby, pursuant to which
OMIF will be merged with and into Owens Realty Mortgage, Inc. The merger agreement provides for Owens Realty Mortgage, Inc., as the surviving entity in the merger, to qualify as a real estate investment trust, or REIT, for U.S. federal income tax purposes. The merger agreement is included as Annex A to this proxy statement/prospectus; and

·	To transact any other business that may properly come before the special meeting or any adjournments or postponements thereof.

If Limited Partners approve the merger agreement and the transactions contemplated thereby, which will implement the REIT conversion, OMIF and Owens Realty Mortgage, Inc. will not make any material changes to the merger agreement unless further Limited Partner approval is obtained.

OMIF reserves the right to cancel or defer the merger even if Limited Partners of OMIF vote to approve the merger agreement and the transactions contemplated thereby and the other conditions to the consummation of the merger are satisfied or waived, if the board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, determines that the merger is no longer in the best interests of OMIF and its Limited Partners. There is no time limit for OMIF to cancel or defer the merger.

Holders of record of the limited partner units of OMIF, or LP Units, at the close of business on January 28, 2013, the record date, are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

The merger cannot be completed unless Limited Partners holding at least a majority of the outstanding LP Units (excluding any LP Units held by Owens Financial Group, Inc.) vote to adopt and approve the merger agreement and to approve the transactions contemplated thereby. Even if you plan to attend the special meeting, we request that you sign and date the enclosed proxy card, and return it without delay in the enclosed postage-paid envelope, so that your LP Units will be represented at the special meeting. If you do not vote, it will have the same effect as voting against the merger proposal.

By Order of the Board of Directors of
Owens Financial Group, Inc., as the sole general partner of Owens Mortgage Investment Fund, a California Limited Partnership

William C. Owens
Walnut Creek, California February 14, 2013	Chairman, President and Chief Executive Officer

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus may contain statements that constitute forward-looking statements, and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Owens Mortgage Investment Fund, or OMIF, or Owens Realty Mortgage, Inc. to be materially different from future results, performance or achievements expressed or implied by these forward-looking statements.

In some cases you can identify forward-looking statements by terms such as “anticipate,” “project,” “may,” “intend,” “might,” “will,” “could,” “would,” “expect,” “believe,” “estimate,” “potential,” by the negative of these terms and by similar expressions. These forward-looking statements reflect OMIF’s and Owens Realty Mortgage, Inc.’s current views with respect to future events and are based on assumptions and subject to risks and uncertainties, many of which are beyond their ability to control or predict. You should not put undue reliance on any forward-looking statements. These forward-looking statements present OMIF’s and Owens Realty Mortgage, Inc.’s estimates and assumptions only as of the date of this proxy statement/prospectus.

Important factors that could cause actual results to differ materially and adversely from those expressed or implied by the forward-looking statements include:

•	general industry, economic and business conditions (which will, among other things, affect availability and cost of financing, interest rate fluctuations and operating expenses);

•	adverse changes in the real estate markets;

•	inflation and interest rate, market and monetary fluctuations;

•	higher defaults on OMIF’s and Owens Realty Mortgage, Inc.’s loan portfolio than expected;

•	Owens Realty Mortgage, Inc.’s ability to satisfy complex rules in order for it to qualify as a real estate investment trust, or REIT, for U.S. federal income tax purposes;

•	The ability of certain of Owens Realty Mortgage, Inc.’s wholly-owned subsidiaries to qualify as taxable REIT subsidiaries for U.S. federal income tax purposes;

•	Owens Realty Mortgage, Inc.’s ability and the ability of its subsidiaries to operate effectively within the limitations imposed by the U.S. federal income tax laws and regulations applicable to REITs;

•	changes in U.S. federal income tax laws and regulations applicable to REITs;

•	changes in the legal and regulatory environment in OMIF’s and Owens Realty Mortgage, Inc.’s industry; and

•	other risks inherent in the real estate business.

The above list of factors that may affect future performance and the accuracy of forward-looking statements is illustrative but by no means exhaustive. Therefore, all forward-looking statements should be evaluated with the understanding of their inherent risk and uncertainty. Except for OMIF’s and Owens Realty Mortgage, Inc.’s ongoing obligations to disclose material information as required by U.S. federal securities laws, neither company intends to update you concerning any future revisions to any forward-looking statements to reflect events or circumstances occurring after the date of this proxy statement/prospectus.

TABLE OF CONTENTS

Page

QUESTIONS AND ANSWERS ABOUT THE REIT CONVERSION AND MERGER	1
SUMMARY OF THE PROXY STATEMENT/PROSPECTUS	9
The Companies	9
The REIT Conversion	9
Ownership Structure After the Merger	10
Conflicts of Interest	11
Date, Time, Place and Purpose of the Special Meeting	12
Limited Partners Entitled to Vote	12
Recommendation of General Partner	12
Votes Required	12
Interests of Owens Financial Group, Inc. and Its Directors and Executive Officers, and the Directors and Executive Officers of Owens Realty Mortgage, Inc. in the REIT Conversion	12
LP Units Owned by Directors and Executive Officers of Owens Financial Group, Inc. and Owens Realty Mortgage, Inc.	13
Conditions to the Merger	13
Regulatory Approvals	14
Restrictions on the Right to Sell Owens Realty Mortgage, Inc. Common Stock	14
Material United States Federal Income Tax Consequences	14
Qualification of Owens Realty Mortgage, Inc. as a REIT	14
Share Purchase Program	15
SELECTED FINANCIAL DATA	16
Selected Financial Data	16
Comparative Historical and Pro Forma Per Share Data	17
RISK FACTORS	19
Risks and Effects of the Merger and the REIT Conversion	19
Risks Related to Our Business	21
United States Federal Income Tax Risks Relating to Our REIT Qualification	31
Risks of Ownership of Our Common Stock	33
Risks Related to Our Organization and Structure	34
VOTING AND PROXIES	37
Date, Time and Place of the Special Meeting	37
Purpose of the Special Meeting	37
Recommendation of Owens Financial Group, Inc., the General Partner	37
Record Date and Unit Information	37
Quorum; Vote Required	38
LP Units Owned by Directors and Executive Officers of Owens Financial Group, Inc. and Owens Realty Mortgage, Inc.	38
Voting Procedures	38
Solicitation of Proxies and Expenses	39
Stockholder Proposals	39
MERGER PROPOSAL	40
Background of the REIT Conversion	40
Our Reasons for the REIT Conversion	42
Organizational Actions	43
TERMS OF THE MERGER	45
Structure and Completion of the Merger	45
Other Effects of the Merger	45
Conditions to the Merger	46

i

Termination of the Merger Agreement	47
Interests of Owens Financial Group, Inc. and Its Directors and Executive Officers, and the Directors and Executive Officers of Owens Realty Mortgage, Inc. in the REIT Conversion	47
Regulatory Approvals	47
Absence of Dissenters’ Rights	48
Restrictions on Sales of Owens Realty Mortgage, Inc. Common Stock Issued in the Merger	48
Accounting Treatment of the Merger	48
OTHER RESTRUCTURING TRANSACTIONS; FORMATION OF TAXABLE REIT SUBSIDIARIES	49
EXECUTIVE COMPENSATION	50
MANAGEMENT AGREEMENT	52
General Duties	52
Obligations of Owens Financial Group, Inc.	55
Other Activities of Owens Financial Group, Inc.	56
Compensation	56
Reimbursement of Expenses	57
Term and Termination	58
Termination for Cause	58
Limitation of Liability and Indemnification	59
Amendment	59
MARKET PRICE INFORMATION AND DISTRIBUTION POLICY	60
BUSINESS	61
General	61
Investment in Real Estate Loans	61
Types of Mortgage Loans	62
Prepayment Penalties and Exit Fees	63
Balloon Payment	63
Repayment of Loans on Sales of Properties	64
Variable Rate Loans	64
Debt Coverage Standard for Mortgage Loans	64
Loan Limit Amount	64
Loans to Affiliates	65
Purchase of Loans from Affiliates	65
Competition	65
Regulation	65
Employees	66
Real Estate Properties	66
Legal Proceedings	74
HOW WE PROTECT OUR RIGHTS AS A LENDER	75
Overview of Mortgages	75
Parties to a Deed of Trust	75
Foreclosure	75
Environmental Risks	76
Second Mortgage; Rights of Senior Mortgages	77
Bankruptcy Laws	78
Enforceability of Certain Provisions	78
POLICIES WITH RESPECT TO CERTAIN ACTIVITIES	81
Distribution Policy	81
Investment Policies	81
Financing Policies	84
Interested Director and Officer Transactions	84
Policies with Respect to Other Activities	85
Reporting Policies	85
CONFLICTS OF INTEREST	86

MANAGEMENT	88
Directors and Executive Officers	88
Board Composition of Owens Realty Mortgage, Inc.	90
Board Committees of Owens Realty Mortgage, Inc.	91
Director Compensation for Owens Realty Mortgage, Inc.	93
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	94
Critical Accounting Policies	94
Results of Operations	95
Loan Portfolio	101
Real Estate Properties Held for Sale and Investment	103
Cash, Cash Equivalents, Restricted Cash and Certificates of Deposit	107
Interest and Other Receivables	107
Other Assets	107
Due to General Partner	108
Accrued Distributions Payable	108
Accounts Payable and Accrued Liabilities	108
Deferred Gains	108
Noncontrolling Interests	108
Asset Quality	109
Liquidity and Capital Resources	110
Contingency Reserves	114
RELATED PARTY TRANSACTIONS	115
PRO FORMA FINANCIAL INFORMATION	119
OWENS REALTY MORTGAGE, INC. BALANCE SHEET	125
DESCRIPTION OF OWENS REALTY MORTGAGE, INC. STOCK	126
General	126
Shares of Common Stock	126
Power to Reclassify Unissued Shares of Our Stock	127
Power to Increase or Decrease Authorized Shares of Stock and Issue Additional Shares of Common and Preferred Stock	127
Restrictions on Ownership and Transfer	127
Transfer Agent and Registrar	130
CERTAIN PROVISIONS OF MARYLAND LAW AND OF OUR CHARTER AND BYLAWS	131
Our Board of Directors	131
Removal of Directors	131
Business Combinations	131
Control Share Acquisitions	132
Subtitle 8	133
Meetings of Stockholders	133
Amendments to Our Charter and Bylaws	133
Dissolution of Owens Realty Mortgage, Inc.	133
Advance Notice of Director Nominations and New Business	134
Effects of Certain Provisions of Maryland Law and of Our Charter and Bylaws	134
Indemnification and Limitation of Liability of Directors and Officers	134
REIT Qualification	135
COMPARISON OF RIGHTS OF LIMITED PARTNERS OF OMIF AND STOCKHOLDERS OF OWENS REALTY MORTGAGE, INC.	136
MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES	152
Introduction	152
United States Federal Income Tax Consequences of the Merger	153
United States Federal Income Taxation of Owens Realty Mortgage, Inc. Following the Merger	153
United States Federal Income Taxation of Stockholders	162
Taxation of Tax-Exempt Stockholders	164

Information Reporting and Backup Withholding Tax Applicable to Stockholders	164
Taxation of Non-U.S. Stockholders	165
Possible Legislative or Other Actions Affecting Tax Considerations	165
Other Tax Consequences for Owens Realty Mortgage, Inc. and Its Stockholders	165
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	167
LEGAL MATTERS	170
EXPERTS	170
WHERE YOU CAN FIND MORE INFORMATION	170
OTHER MATTERS	170
INDEX TO FINANCIAL STATEMENTS

ANNEXES

Annex A	Agreement and Plan of Merger
Annex B	Charter of Owens Realty Mortgage, Inc.
Annex C	Bylaws of Owens Realty Mortgage, Inc.
Annex D	Form of Management Agreement
Annex E	Opinion of ValuCorp International, Inc.

QUESTIONS AND ANSWERS ABOUT THE REIT CONVERSION AND MERGER
What follows are questions that you, as a Limited Partner of Owens Mortgage Investment Fund, a California Limited Partnership, or OMIF, may have regarding the REIT conversion (as defined below), the merger and the special meeting, and the answers to those questions. You are urged to carefully read this proxy statement/prospectus and the other documents referred to in this proxy statement/prospectus in their entirety because the information in this section may not provide all of the information that might be important to you with respect to the REIT conversion and the merger or the special meeting. Additional important information is contained in the annexes to this proxy statement/prospectus.
The information contained in this proxy statement/prospectus, unless otherwise indicated, assumes the REIT conversion and all the transactions related to the REIT conversion, including the merger, will occur. When used in this proxy statement/prospectus, unless otherwise specifically stated or the context otherwise requires, the terms “we,” “our” and “us” refer to OMIF with respect to the period prior to the merger, and Owens Realty Mortgage, Inc. with respect to the period after the merger.

Q:	What is proposed?

A:
The board of directors of Owens Financial Group, Inc. as the sole general partner of Owens Mortgage Investment Fund, a California Limited Partnership, or OMIF, has approved a plan to restructure OMIF’s business operations to enable it to elect to be treated as a real estate investment trust, or REIT, for U.S. federal income tax purposes. We refer to the merger that will effect the restructuring, the related restructuring transactions and the election of REIT status as the REIT conversion. Following the REIT conversion, subject to compliance with applicable REIT rules and regulations, we intend to continue our real estate lending business consistent with past practices. We do not expect a significant change in our business operations as a result of the REIT conversion. The REIT conversion will not change our investment objectives. We currently do not plan to raise additional capital through equity financings, except through a distribution reinvestment plan we intend to adopt.

Q:	Why are we proposing the REIT conversion?

A:
We are proposing the REIT conversion primarily to provide liquidity for Limited Partners. We will apply to list the shares of common stock, par value $0.01 per share, of Owens Realty Mortgage, Inc., or the Common Stock, on the NYSE MKT LLC, or the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc. Approval for listing of the shares on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., is a condition to consummation of the merger and REIT conversion.

Q:	What is a REIT?

A:
A REIT is a corporation or other entity that derives most of its income from real estate loans and real property and whose assets predominantly consist of such loans and property. The corporation must make a special election for U.S. federal income tax purposes to be treated as a REIT. Subject to a number of significant exceptions, a corporation that qualifies as a REIT generally is not subject to U.S. federal corporate income taxes on income and gain that it distributes to its stockholders, thereby reducing its corporate-level taxes.

Q:	What will happen in the REIT conversion?

A:	The REIT conversion, if approved, will involve several restructuring transactions:

The Merger

The principal restructuring transaction is the merger of OMIF with and into Owens Realty Mortgage, Inc., a recently formed Maryland corporation. Owens Realty Mortgage, Inc. will be the surviving entity in the merger and will succeed to and continue the business of OMIF. As a consequence of the merger and the REIT conversion:

• every 25 limited partner units of OMIF, or LP Units, will be converted into one share of Common Stock. The units of OMIF representing the general partner interest of Owens Financial Group, Inc. will be treated as follows: (a) the 1,496,600 units representing the general partner interest that is an expense of OMIF, or the Carried Interest, will be cancelled upon consummation of the merger; and (b) the approximate 1,378,256 units representing the general partner interest relating to cash contributions made by Owens Financial Group, Inc. to the capital of OMIF, or the GP Contribution Interest, will be converted into shares of Common Stock in the same manner LP Units are converted into shares of Common Stock. The 1,000 shares of Common Stock owned by William C. Owens, the sole stockholder of Owens Realty Mortgage, Inc. prior to the REIT conversion, will be cancelled in exchange for $1,000 in the merger. No fractional shares of Common Stock will be issued in connection with the merger and REIT conversion. Instead, cash adjustments will be paid in respect of any shares of Common Stock that would otherwise be issuable, and the amount of such cash adjustments shall be determined in good faith by the board of directors of Owens Realty Mortgage, Inc.;

• the shares of Common Stock will trade on the NYSE MKT or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., as approval for listing of the shares is a condition to consummation of the merger and REIT conversion;

• Owens Realty Mortgage, Inc. will succeed to and continue to operate, directly or indirectly, all of the existing business of OMIF;

• your rights as stockholders of Owens Realty Mortgage, Inc. will be governed by Maryland law and the charter and bylaws of Owens Realty Mortgage, Inc.; and

• Owens Financial Group, Inc. will continue to manage our day-to-day business operations, subject to the oversight of the board of directors of Owens Realty Mortgage, Inc., pursuant to the terms and conditions of a management agreement, or the Management Agreement.

We have attached a copy of the merger agreement as Annex A to this proxy statement/prospectus. We have also attached copies of the charter and the bylaws of Owens Realty Mortgage, Inc., and the form of Management Agreement as Annex B, Annex C and Annex D, respectively, to this proxy statement/prospectus. If Limited Partners approve the merger agreement and the transactions contemplated thereby, which will implement the REIT conversion, we will not make any material changes to the merger agreement unless further Limited Partner approval is obtained. We urge you to read each of these documents carefully. While our management structure will be substantially similar to that of OMIF, there are certain minimal differences. See “Comparison of Rights of Limited Partners of OMIF and Stockholders of Owens Realty Mortgage, Inc.”

Other Important Restructuring Transactions

In connection with the REIT conversion, OMIF intends to transfer, directly or indirectly, various properties to one or more wholly-owned corporate subsidiaries of Owens Realty Mortgage, Inc. The transferred assets will consist primarily of real property previously foreclosed upon by OMIF that may be sold to third parties in the near future. Properties held for investment will not be transferred to corporate subsidiaries. The composition and value of any assets to be transferred can only be determined at the time of the REIT conversion. When we transfer certain properties to wholly-owned corporate subsidiaries, these wholly-owned subsidiaries will elect to be treated as “taxable REIT subsidiaries” effective upon the REIT conversion. Income from these wholly-owned taxable REIT subsidiaries will be either distributed to Owens Realty Mortgage, Inc., where it will contribute to income available for distribution to stockholders or be reinvested into Owens Realty Mortgage, Inc.’s business, or be retained by the taxable REIT subsidiaries and used to fund their operations. In lieu of placing properties in taxable REIT subsidiaries, we may also sell foreclosed properties prior to the REIT conversion, which could result in a lower amount realized by us than if such properties were sold at a later date.

A taxable REIT subsidiary is a corporation in which a REIT owns stock and which joins the REIT in filing a taxable REIT subsidiary election on Internal Revenue Service, or IRS, Form 8875. A taxable REIT subsidiary also includes any corporation in which a taxable REIT subsidiary owns securities representing more than 35% of the voting power or more than 35% of the value of such corporation’s outstanding securities. A taxable REIT subsidiary generally can conduct activities that generate gross income that would not be qualifying income for purposes of the gross income tests applicable to REITs and generally can hold assets that would not be qualifying assets for purposes of the quarterly asset tests applicable to REITs. As the name implies, taxable REIT subsidiaries are subject to corporate income tax on the income they recognize and, unlike a REIT, they are not allowed a deduction for dividends they pay on their stock.

Q:	What alternatives were considered to a REIT conversion?

A:
As alternatives to a REIT conversion, we considered maintaining the current operating structure as well as a liquidation of OMIF. As discussed herein, we concluded that maintaining the current structure was not in the best interests of Limited Partners as it provides only limited liquidity and reduces the availability of funds for investment in real estate loans.

We also evaluated liquidation as an alternative. We engaged an independent valuation firm, ValuCorp International, Inc., or ValuCorp, to prepare an analysis of the value of an LP Unit in a liquidation scenario as of June 30, 2012. In the opinion of ValuCorp, the maximum value obtainable under a liquidation scenario would be $0.49964 per LP Unit and the actual value could be substantially lower under certain circumstances. Owens Financial Group, Inc., the sole general partner of OMIF, based on its experience in commercial real estate lending, also believes that any liquidation of OMIF would result in a substantial loss of unit value. Therefore, we have decided not to pursue liquidation.

A copy of ValuCorp’s opinion is attached as Annex E to this proxy statement/prospectus. The full text of the ValuCorp report has been filed with the Securities and Exchange Commission, or the SEC, as an exhibit to the registration statement of which this proxy statement/prospectus is a part.

Q:	Will our business operations change after the REIT conversion?

A:
Subject to compliance with applicable REIT rules and regulations, we plan to operate our business after the REIT conversion substantially as it is currently conducted. We do not expect any material change in our business operations as a result of the REIT conversion. Our investment policies, as set forth in the Seventh Amended and Restated Limited Partnership Agreement for OMIF, or the Partnership Agreement, are not expected to change substantially and following the REIT conversion may not be changed without the approval of the holders of a majority of the outstanding shares of stock of Owens Realty Mortgage, Inc. Subject to compliance with applicable REIT rules and regulations, we expect to continue to follow our current loan underwriting guidelines and substantially all of our existing investment policies. We currently do not plan to raise additional capital through equity financings, except through a distribution reinvestment plan we intend to adopt. Owens Financial Group, Inc. will continue to serve as our manager after the REIT conversion. Unlike before, however, Owens Financial Group, Inc. will manage our business subject to the oversight of the board of directors of Owens Realty Mortgage, Inc. and pursuant to the terms and conditions of a Management Agreement, the form of which is attached as Annex D to this proxy statement/prospectus.

Q:	What are the material terms of the Management Agreement to be entered into with Owens Financial Group, Inc.?

A:
General. Owens Financial Group, Inc. will implement our business strategies on a day-to-day basis subject to the oversight of the board of directors of Owens Realty Mortgage, Inc. There are no material differences between Owens Realty Mortgage, Inc.’s investment and operating policies and the fees payable to Owens Financial Group, Inc. under the Management Agreement, and the management provisions currently set forth in the Partnership Agreement. See “Management Agreement.”

Compensation. Owens Financial Group, Inc. will be compensated based on the various services it provides according to the Management Agreement and charter of Owens Realty Mortgage, Inc. The compensation structure under the Management Agreement and the charter is substantially the same as currently set forth in the Partnership Agreement. The fees payable by us to Owens Financial Group, Inc. may not be changed without the approval of the holders of a majority of the outstanding shares of stock of Owens Realty Mortgage, Inc. (subject to certain limited exceptions set forth in the Management Agreement and charter of Owens Financial Group, Inc.). Owens Financial Group, Inc. earned a total of approximately $1,425,000 for the nine months ended September 30, 2012 and approximately $2,577,000 and $2,457,000 for each of the fiscal years ended December 31, 2011 and 2010, respectively, for managing OMIF. In addition, Owens Financial Group, Inc. earned a total of approximately $60,000, $955,000 and $227,000 in fees from borrowers for the nine months ended September 30, 2012 and the fiscal years ended December 31, 2011 and 2010, respectively. The total amount earned by Owens Financial Group, Inc. that is paid by borrowers represents fees on loans originated or extended for OMIF (including loan fees, late payment charges and miscellaneous loan fees). Owens Financial Group, Inc. currently does not manage funds other than OMIF, although it may engage in such activities in the future.

Term; Termination. The Management Agreement will continue in force for the duration of the existence of Owens Realty Mortgage, Inc. (which is currently December 31, 2034), unless earlier terminated in accordance with the Management Agreement. The Management Agreement will be terminated upon the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. This provision is similar to the current Partnership Agreement, which permits Limited Partners holding a majority of outstanding LP Units (excluding LP Units held by Owens Financial Group, Inc.) to terminate Owens Financial Group, Inc. as a general partner. In addition, Owens Realty Mortgage, Inc. may terminate the Management Agreement for cause effective upon 30 days’ prior written notice, and Owens Financial Group, Inc. may terminate the Management Agreement for cause effective upon 60 days’ prior written notice. Owens Financial Group, Inc. may also terminate the Management Agreement upon an amendment to Owens Realty Mortgage, Inc.’s charter that modifies the compensation to which Owens Financial Group, Inc. is entitled. The Management Agreement does not contain any termination penalty or payment provisions.

Q:	Will the REIT conversion result in additional benefits to Owens Financial Group, Inc.?

A:
Yes. If the REIT conversion is consummated, OMIF’s total capital will not continue to be reduced to satisfy redemption requests or be returned in its entirety to members in the event of liquidation. Instead, the capital may be used to invest in new loans from which Owens Financial Group, Inc. can continue to earn fees.
Owens Financial Group, Inc. will continue to face the same conflicts of interest in its role as manager of Owens Realty Mortgage, Inc. as currently exist in connection with its management of OMIF. See “Conflicts of Interest.”

Q:	Will I continue to have redemption rights after the REIT conversion?

A:
No. Under the Partnership Agreement, you currently have the right to withdraw as a member and require OMIF to redeem your LP Units upon withdrawal, subject to certain conditions and limitations, including a maximum limit of $100,000 by any Limited Partner during any calendar quarter. In addition, in no event shall the sum of all withdrawals permitted under the Partnership Agreement, together with certain permitted transfers and distributions of net proceeds under the Partnership Agreement, exceed 10% of the aggregate capital accounts of all outstanding LP Units in any calendar year, except upon a vote of the Limited Partners to dissolve OMIF. The redemption demands have exceeded this limit. Consequently, many Limited Partners who would like to attain liquidity for their LP Units have been unable to do so within the timeframe they desire. As of September 30, 2012, Limited Partners holding approximately 108,200,000 LP Units, representing approximately 38% of all outstanding LP Units and units represented by the Carried Interest and GP Contribution Interest, had requested withdrawals. These requests to redeem LP Units total approximately $102,192,000 (tax basis) and represent approximately 38% of OMIF’s total tax basis capital.

You will not have any redemption rights as a stockholder of Owens Realty Mortgage, Inc. after the REIT conversion. Upon completion of the REIT conversion, Limited Partners in effect will surrender any outstanding redemption requests. However, the shares of Common Stock to be issued in the merger will trade on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., as approval for listing of the shares is a condition to consummation of the merger and REIT conversion.

Q:	How will my rights as an equity holder change after the REIT conversion?

A:
Your current rights as a Limited Partner of OMIF are governed primarily by the Partnership Agreement. If the merger proposal is approved by Limited Partners of OMIF and the merger is consummated, you will become a stockholder of Owens Realty Mortgage, Inc., and your rights as a stockholder of Owens Realty Mortgage, Inc., will be governed by the Maryland General Corporation Law, or the MGCL, and the charter and bylaws of Owens Realty Mortgage, Inc.

The REIT conversion has been structured to preserve in all material respects your rights in OMIF by replicating them in Owens Realty Mortgage, Inc. In that regard, your rights to vote on certain matters as a stockholder of Owens Realty Mortgage, Inc., will be substantially similar to your voting rights as a Limited Partner of OMIF. However, some important differences exist between your rights as a Limited Partner of OMIF and your rights as a stockholder of Owens Realty Mortgage, Inc.

You will not have redemption rights after the REIT conversion. Another difference is that the charter of Owens Realty Mortgage, Inc. prohibits ownership, directly or by the attribution provisions of the U.S. federal tax laws, by any person of more than a specified percentage of the outstanding shares of Owens Realty Mortgage, Inc.’s stock. This ownership limitation is being implemented primarily to satisfy certain requirements under the Internal Revenue Code of 1986, as amended, or the Code, that are applicable to REITs in general and to otherwise address concerns relating to stock ownership. A chart comparing your rights as a stockholder of Owens Realty Mortgage, Inc., and a Limited Partner of OMIF is set forth under “Comparison of Rights of Limited Partners of OMIF and Stockholders of Owens Realty Mortgage, Inc.”
Copies of the charter and the bylaws of Owens Realty Mortgage, Inc. are attached as Annex B and Annex C, respectively, to this proxy statement/prospectus.

Q:	What will I receive in connection with the merger?

A:
At the time of the completion of the merger, you will receive one share of Common Stock for every 25 LP Units that you hold. The units of OMIF representing the general partner interest of Owens Financial Group, Inc. will be treated as follows: (a) the 1,496,600 units representing the Carried Interest will be cancelled upon consummation of the merger; and (b) the approximate 1,378,256 units representing the GP Contribution Interest will be converted into shares of Common Stock in the same manner LP Units are converted into shares of Common Stock. The 1,000 shares of Common Stock owned by William C. Owens, the sole stockholder of Owens Realty Mortgage, Inc. prior to the REIT conversion, will be cancelled in exchange for $1,000 in the merger. We will apply to list the shares of Common Stock on the NYSE MKT or on a national securities exchange acceptable to Owens Realty Mortgage, Inc. Approval for listing of the shares of Common Stock on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., is a condition to consummation of the merger and REIT conversion.

Q:	Will I receive fractional shares of the Common Stock in connection with the merger?

A:
No fractional shares of Common Stock will be issued in connection with the merger and REIT conversion. Instead, cash adjustments will be paid in respect of any shares of Common Stock that would otherwise be issuable, and the amount of such cash adjustments shall be determined in good faith by the board of directors of Owens Realty Mortgage, Inc. As promptly as practicable after the determination of the amount of cash, if any, to be paid to Limited Partners of OMIF, Owens Realty Mortgage, Inc. will forward payments to such Limited Partners.

Q:	Will Owens Realty Mortgage, Inc. make distributions in the future?

A:
We currently intend to distribute substantially all REIT taxable income and net capital gain on a monthly basis to the extent practicable, consistent with OMIF’s current policy to distribute all of its net income available for distribution. “Net income available for distribution” means profits and losses reduced by amounts set aside for the restoration or creation of reserves and increased by the reduction or elimination of reserves at the discretion of Owens Financial Group, Inc. Although we generally do not plan to make distributions in excess of our REIT taxable income and any net capital gain, we may do so from time to time. As a REIT, Owens Realty Mortgage, Inc. generally will be required to distribute annually at least 90% of its REIT taxable income (determined without regard to the dividends paid deduction and by excluding net capital gain).  REIT taxable income generally is the net income of a REIT determined for U.S. federal income tax purposes subject to specified adjustments, including a deduction for dividends paid and excluding net capital gain. A distribution of REIT taxable income or net capital gain generally will be a taxable distribution to you and will not represent a return of capital for U.S. federal income tax purposes. If we make distributions in excess of our REIT taxable income and any net capital gain, the excess portion of these distributions generally would represent a non-taxable return of capital for such purposes up to your tax basis in your Owens Realty Mortgage, Inc. stock and then generally capital gain. The portion of any distribution treated as a return of capital for U.S. federal income tax purposes would reduce your tax basis in your Owens Realty Mortgage, Inc. stock by a corresponding amount. If the REIT conversion is completed, we plan to continue to make distributions. The actual amount and timing of the distributions will be as authorized by the board of directors of, and declared by, Owens Realty Mortgage, Inc., and will depend on, among other factors, our financial condition and earnings. In order to maintain our status as a REIT, we may be required to make distributions in excess of available cash. In this situation, we expect we may need to borrow funds or raise capital by selling assets to meet our distribution requirements.

If you dispose of your shares of Common Stock before the close of business on the record date for a distribution payment, you will not receive that distribution payment.

Q:	Are there risks I should consider in deciding whether to vote for the merger proposal?

A:	Yes, in evaluating the merger proposal, you should consider carefully the following factors:

• You will lose your redemption rights in connection with the REIT conversion. The Partnership Agreement provides that in no event shall the sum of all withdrawals permitted under the Partnership Agreement, together with certain permitted transfers and distributions of net proceeds under the Partnership Agreement, exceed 10% of the aggregate capital accounts of all outstanding LP Units in any calendar year, except upon a vote of the Limited Partners to dissolve OMIF. The redemption demands have exceeded this limit. Consequently, many Limited Partners who would like to attain liquidity for their LP Units have been unable to do so within the timeframe they desire. As of September 30, 2012, Limited Partners holding approximately 108,200,000 LP Units, representing approximately 38% of all outstanding LP Units and units represented by the Carried Interest and GP Contribution Interest, had requested withdrawals. These requests to redeem LP Units total approximately $102,192,000 (tax basis) and represent approximately 38% of OMIF’s total tax basis capital. There may be significant initial downward pressure on the market price of the Common Stock after the REIT conversion because of these redemption requests and, as a result, you may receive less upon a sale of the Common Stock than what you may be able to receive either by exercising your redemption rights or in connection with a liquidation of OMIF.

• Based upon its intended qualification as a non-publicly traded partnership, the U.S. federal income tax rules governing OMIF are less complex compared to such rules governing REITs. Because we have never operated as a REIT and our management has no experience managing a REIT and complying with the complicated REIT qualification requirements, we may not be able to successfully manage our business as a REIT. Moreover, assuming OMIF is not treated as a publicly traded partnership, it is not subject to U.S. federal income taxes. In contrast, Owens Realty Mortgage, Inc. will be subject to U.S. federal income taxation if it fails to qualify as a REIT and, even if it qualifies as a REIT, a portion of its income may be subject to U.S. federal income taxation. See “Material United States Federal Income Tax Consequences.”

• Owens Financial Group, Inc. will continue to face the same conflicts of interest in managing the affairs of Owens Realty Mortgage, Inc. as currently exist in connection with its management of OMIF. For example, Owens Financial Group, Inc. will face conflicts of interest arising from our fee structure as its compensation will be based on the volume and size of loans selected for us. Owens Financial Group, Inc. will also face conflicts of interest concerning the allocation of its time between our activities and its other activities, including managing other funds with objectives and policies similar to ours. See “Conflicts of Interest.”

• Owens Realty Mortgage, Inc. will be dissolved on December 31, 2034 unless the charter of Owens Realty Mortgage, Inc. is amended. As we move closer to the dissolution date, we expect to stop making new loans and we expect that our stock price will approach our book value per share. We cannot assure you that the market price of our Common Stock will not fluctuate or decline significantly in the future.

• We will incur certain increased costs as a result of being a listed company.

• You should also consider the specific factors discussed in the “Risk Factors” section beginning on page 19.

Q:	What do I need to do now?

A:
You should carefully read and consider the information contained in this proxy statement/prospectus, including its annexes. You should then complete and sign the proxy card and return it in the enclosed postage-paid envelope as soon as possible so that your LP Units can be voted at the special meeting. If you do not include instructions on how to vote your properly signed proxy, your LP Units will be voted “FOR” the adoption and approval of the merger agreement and the approval of the transactions contemplated thereby.

Q:	May I vote in person?

A:	Yes. You may attend the special meeting and vote your LP Units in person whether or not you have already authorized a proxy to vote your LP Units.

Q:	May I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote at any time before your proxy is voted at the special meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy to our general partner, Owens Financial Group, Inc., at 2221 Olympic Boulevard, Walnut Creek, California 94595. Second, you can complete and return a new proxy card, dated as of a later date. Third, you can attend the special meeting and vote in person. Your attendance alone at the special meeting will not revoke your proxy.

Q:	What vote is required to approve the merger proposal?

A:
The adoption and approval of the merger agreement and the approval of the transactions contemplated thereby require the affirmative vote of Limited Partners holding at least a majority of the outstanding LP Units (excluding any LP Units held by Owens Financial Group, Inc.) as of the close of business on the record date. If you do not vote, it will have the same effect as voting against the merger proposal. As of the close of business on the record date, the affirmative vote of Limited Partners holding at least 138,782,045 LP Units will be required to approve the merger proposal.

Q:	When do we expect to complete the merger?

A:
We are working toward completing the merger as quickly as possible. We currently expect to complete the merger as soon as practicable after the requisite approval is obtained at the special meeting and the closing conditions are satisfied or waived.
However, OMIF reserves the right to cancel or defer the merger even if Limited Partners vote to approve the merger proposal and the other conditions to the consummation of the merger are satisfied or waived if the board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, determines that the merger is no longer in the best interests of OMIF and the Limited Partners. There is no time limit for OMIF to cancel or defer the merger.

Q:	Am I entitled to dissenters’ rights?

A:	You are not entitled to dissenters’ or appraisal rights in connection with the merger and REIT conversion. See “Terms of the Merger – Absence of Dissenters’ Rights.”

Q:	Where will my new Common Stock be traded?

A:
Owens Realty Mortgage, Inc. will apply to have its shares of Common Stock listed on the NYSE MKT or on a national securities exchange acceptable to Owens Realty Mortgage, Inc. If the shares of Common Stock are not approved for listing on the NYSE MKT or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., we will not complete the merger.

Q:	Who is paying for the expenses incurred in connection with the REIT conversion?

A:	OMIF will pay for all expenses incurred in connection with the REIT conversion.

Q:	Who can help answer my questions?

A:	If you have any questions about the merger or the REIT conversion, or if you need additional copies of this proxy statement/prospectus, you should contact our proxy solicitor at:

Georgeson Inc. 199 Water Street, 26th Floor New York, NY 10038 Toll Free Number: 866-821-0284

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS

This summary highlights selected information from this proxy statement/prospectus and may not contain all of the information that is important to you. You should carefully read this entire proxy statement/prospectus and the other documents to which this proxy statement/prospectus refers in order to fully understand the REIT conversion and the merger. In particular, you should read the annexes attached to this proxy statement/prospectus, including the merger agreement attached as Annex A and the form of Management Agreement attached as Annex D. You also should read the charter and the bylaws of Owens Realty Mortgage, Inc., which are attached as Annex B and Annex C, respectively, because they, along with the MGCL, will govern your rights as a stockholder of Owens Realty Mortgage, Inc. following the merger.

The information contained in this proxy statement/prospectus, unless otherwise indicated, assumes the REIT conversion and all the transactions related to the REIT conversion, including the merger, will occur. When used in this proxy statement/prospectus, unless otherwise specifically stated or the context otherwise requires, the terms “we,” “our” and “us” refer to OMIF with respect to the period before the merger and the REIT conversion, and Owens Realty Mortgage, Inc. with respect to the period after the REIT conversion.

The Companies

OMIF is a California Limited Partnership that invests in first, second, third, wraparound, participating and construction mortgage and deed of trust loans and loans on leasehold interest mortgages and deeds of trust. Our sole general partner is Owens Financial Group, Inc., which arranges, services and maintains the loan portfolio for OMIF. OMIF’s mortgage and deed of trust loans are secured by mortgages and deeds of trusts on unimproved, improved, income-producing and non-income-producing real property, such as condominium projects, apartment complexes, shopping centers, office buildings, and other commercial or industrial properties. No single loan may exceed 10% of total OMIF assets as of the date the loan is made. In addition, as of September 30, 2012, OMIF held title to 32 real estate properties that were acquired through foreclosure, including 17 within majority- or wholly-owned limited liability companies. As of September 30, 2012, the total carrying amount of these properties was approximately $136,889,000. Twenty-one of the properties were being held for long-term investment and the remaining eleven properties were being marketed for sale. OMIF also has a 50% ownership interest (accounted for under the equity method) in a limited liability company that owns property located in Santa Clara, California.

Owens Realty Mortgage, Inc. is a Maryland corporation recently formed for the sole purpose of converting OMIF into a REIT. Upon the consummation of the merger, Owens Realty Mortgage, Inc. will succeed to and continue the business of OMIF and will make an election to be taxed as a REIT for U.S. federal income tax purposes. Owens Realty Mortgage, Inc. has conducted no business to date other than that incident to facilitating the REIT conversion.

The principal executive offices of both OMIF and Owens Realty Mortgage, Inc. are located at 2221 Olympic Boulevard, Walnut Creek, California 94595. The telephone number at that location is (925) 935-3840. Owens Financial Group, Inc. maintains a website at http://www.owensfinancial.com/, which contains information concerning OMIF under the tab labeled “OMIF Investors.” Information contained in the website does not constitute part of this proxy statement/prospectus.

The REIT Conversion

The board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, has approved a plan, pending the approval of the Limited Partners of OMIF, to restructure our business operations so that Owens Realty Mortgage, Inc., as the successor to the assets, liabilities and business operations of OMIF following the merger, may qualify as a REIT for U.S. federal income tax purposes. We refer to the merger, the related restructuring transactions and the election of REIT status by Owens Realty Mortgage, Inc. in this proxy statement/prospectus as the REIT conversion. The REIT conversion is designed to enable Owens Realty Mortgage, Inc., as the business successor of OMIF, to reposition its assets, liabilities and business operations in a manner that will make it eligible to elect to be treated as a REIT for U.S. federal income tax purposes. We have received an opinion from counsel that Owens Realty Mortgage, Inc.’s organization and proposed method of operation will enable Owens Realty Mortgage, Inc. to meet the requirements for qualification and taxation as a REIT for U.S. federal income tax purposes for the taxable year 2013 and thereafter.  It is a condition to closing that we receive from counsel at the closing of the merger an opinion that Owens Realty Mortgage, Inc.’s organization and proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT for U.S. federal income tax purposes for the taxable year 2013 and thereafter. If Owens Realty Mortgage, Inc. qualifies as a REIT, it will become subject to certain significant requirements as further discussed in “Other Restructuring Transactions; Formation of Taxable REIT Subsidiaries” and “Material United States Federal Income Tax Consequences — United States Federal Income Taxation of Owens Realty Mortgage, Inc. Following the Merger.” Following the merger, Owens Realty Mortgage, Inc. generally will not be subject to corporate-level U.S. federal income tax on that portion of its REIT taxable income and net capital gain that is distributed to its stockholders. Owens Realty Mortgage, Inc. intends to distribute on a monthly basis substantially all of its income and gain to its stockholders. Subject to the referenced exceptions, this treatment generally would eliminate the U.S. federal “double taxation” on earnings (at the corporate and stockholder levels) that generally results from investments in corporations.

We are distributing this proxy statement/prospectus to holders of LP Units in connection with the solicitation of proxies by the board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, for Limited Partners to consider and vote upon a proposal to adopt and approve the merger agreement and to approve the transactions contemplated thereby, which will initiate the REIT conversion and the related restructuring transactions. A copy of the merger agreement is attached as Annex A to this proxy statement/prospectus. If Limited Partners approve the merger agreement, we will not make any material changes to it unless further Limited Partner approval is obtained.

OMIF reserves the right to cancel or defer the merger even if Limited Partners of OMIF vote to approve the merger agreement and the transactions contemplated thereby and the other conditions to the consummation of the merger are satisfied or waived if the board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, determines that the merger is no longer in the best interests of OMIF and its Limited Partners. There is no time limit for OMIF to cancel or defer the merger.

We estimate that one-time transaction costs incurred in connection with the REIT conversion will be approximately $1,200,000. We will pay for all costs incurred in connection with the REIT conversion, whether or not the conversion is approved and consummated.

Ownership Structure After the Merger

The following chart shows the ownership structure of Owens Realty Mortgage, Inc. immediately following the merger. The following chart also shows the ownership structure of Owens Financial Group, Inc., and affiliated entities immediately following the merger. Except to reflect (a) Owens Realty Mortgage, Inc. as the successor entity to OMIF in the merger and (b) the dissolution of Owens Securities Corp. Broker-Dealer (which was 100% owned by Owens Financial Group, Inc.), the ownership structure of Owens Financial Group, Inc. immediately after the merger will be identical to the ownership structure immediately prior to the merger.

** Includes 13,736 shares of Common Stock held by Investors Yield, Inc. (a California Trust Company), a wholly owned subsidiary of Owens Financial Group, Inc.
++ Percentage ownerships are based on 11,198,120 shares of Common Stock outstanding (based on LP Units and units representing the GP Contribution Interest outstanding as of December 31, 2012)

Conflicts of Interest (page 86)

We will continue to depend substantially on Owens Financial Group, Inc. to manage our operations after the REIT conversion. The Management Agreement governing our relationship with Owens Financial Group, Inc. was negotiated by related parties and may not reflect terms as favorable as those subject to arm’s-length bargaining. Owens Financial Group, Inc. will face the same conflicts of interest in managing the affairs of Owens Realty Mortgage, Inc. as currently exist in connection with its management of OMIF, including:

•
Owens Financial Group, Inc. will receive substantial fees from borrowers for obtaining, processing, making and brokering, and managing real estate loans, as well as for other services. Many of these fees are paid on an up-front basis. Owens Financial Group, Inc.’s compensation is based on the volume and size of the real estate loans selected for us, regardless of their performance, which could create an incentive to make or extend riskier loans. Our interests may diverge from those of Owens Financial Group, Inc. and William C. Owens, who directly owns 56.0976% of Owens Financial Group, Inc., in deciding whether we should invest in a particular loan. Owens Financial Group, Inc. will receive an immediate benefit through the payment of fees from borrowers irrespective of the risk we may bear in connection with our ability to collect on such loans.

•
Owens Financial Group, Inc. will receive fees from borrowers that would otherwise increase our returns. Because Owens Financial Group, Inc. receives all of these fees, our interests will diverge from those of Owens Financial Group, Inc. when Owens Financial Group, Inc. determines whether we should charge higher interest rates or Owens Financial Group, Inc. should receive higher fees from borrowers.

•
Owens Financial Group, Inc. must allocate its time between our activities and its other activities. Additional funds may be formed or managed by Owens Financial Group, Inc. in the future. Owens Financial Group, Inc. has discretion in determining which loans are appropriate for us and which are appropriate for another company that it may manage. Moreover, Owens Financial Group, Inc. has no obligation to provide us with any particular opportunities or even a pro rata share of opportunities afforded to other companies it may manage.

Date, Time, Place and Purpose of the Special Meeting (page 37)

The special meeting will be held at the Walnut Creek Marriott, 2355 N. Main Street, Walnut Creek, CA 94596 on April 3, 2013 at 1:00 p.m., local time, to consider and vote upon the merger proposal described in the notice of special meeting of Limited Partners of OMIF.

Limited Partners Entitled to Vote (page 37)

The board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, has fixed the close of business on January 28, 2013as the record date for the determination of Limited Partners entitled to receive notice of, and to vote at, the special meeting. As of the close of business on the record date, there were approximately 277,564,089 LP Units of OMIF outstanding and entitled to vote and approximately 2,463 holders of record entitled to vote.

Recommendation of General Partner (page 37)

The board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, believes that the REIT conversion is advisable for OMIF and its Limited Partners and unanimously recommends that you vote “FOR” the adoption and approval of the merger agreement and the approval of the transactions contemplated thereby.

Votes Required

The adoption and approval of the merger agreement and the approval of the transactions contemplated thereby, which will implement the REIT conversion, requires the affirmative vote of Limited Partners holding at least a majority of the outstanding LP Units (excluding LP Units held by Owens Financial Group, Inc.) as of the close of business on the record date. If you do not vote, it will have the same effect as a vote against approval of the REIT conversion. As of the close of business on the record date, the affirmative vote of least 138,782,045 LP Units will be required.

In the event that the merger is not approved by Limited Partners of OMIF at the special meeting, OMIF will continue to operate as a California Limited Partnership and the REIT conversion will not be completed at this time.

OMIF reserves the right to cancel or defer the merger even if Limited Partners of OMIF vote to approve the merger agreement and the transactions contemplated thereby and the other conditions to the consummation of the merger are satisfied or waived, if the board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, determines that the merger is no longer in the best interests of OMIF and its Limited Partners. There is no time limit for OMIF to cancel or defer the merger.

Interests of Owens Financial Group, Inc. and Its Directors and Executive Officers, and the Directors and Executive Officers of Owens Realty Mortgage, Inc. in the REIT Conversion

If the REIT conversion is consummated, OMIF’s total capital will not continue to be reduced to satisfy redemption requests. Instead, the capital may be used to invest in new loans from which Owens Financial Group, Inc. can continue to earn fees. William C. Owens, the Chairman, President and Chief Executive Officer of Owens Financial Group, Inc. and the Chief Executive Officer, President and director of Owens Realty Mortgage, Inc., owns 56.0976% of the capital stock of Owens Financial Group, Inc. and will benefit from any increase in the profitability of Owens Financial Group, Inc. Bryan H. Draper, a director and the Secretary and Chief Financial Officer of Owens Financial Group, Inc. and the Secretary, Chief Financial Officer, and Treasurer of Owens Realty Mortgage, Inc., William E. Dutra, a director and Senior Vice President of Owens Financial Group, Inc., and Andrew J. Navone, a director and a Senior

Vice President of Owens Financial Group, Inc., each own 14.6341% of the capital stock of Owens Financial Group, Inc. and each will benefit from any increase in the profitability of Owens Financial Group, Inc. Except for the foregoing and except for the Management Agreement and the potential conflicts of interest that may arise with Owens Financial Group, Inc. managing our affairs, we are not aware of any interests of Owens Financial Group, Inc. or its directors and executive officers, or the directors and officers of Owens Realty Mortgage, Inc. in the merger that are different from, or in addition to, the interests of other Limited Partners of OMIF.

LP Units Owned by Directors and Executive Officers of Owens Financial Group, Inc. and Owens Realty Mortgage, Inc. (page 38)

As of the record date, the directors and executive officers of Owens Financial Group, Inc., the sole general partner of OMIF, and of Owens Realty Mortgage, Inc., as a group, beneficially owned and were entitled to vote approximately1, 416,879 LP Units, representing approximately 0.51% of the LP Units entitled to vote with respect to the merger proposal. Additionally, approximately 1,041,433 LP Units are held directly and indirectly by Owens Financial Group, Inc., in which William C. Owens owns a 56.0976% interest, and of which each of Bryan H. Draper, William E. Dutra, and Andrew J. Navone owns a 14.6341% interest; however, Owens Financial Group, Inc. is not entitled to vote its LP Units with respect to the merger proposal. No director or executive officer of Owens Financial Group, Inc. or Owens Realty Mortgage, Inc. has entered into any voting agreements with respect to his votes on the merger proposal. However, we expect that the directors and executive officers of Owens Financial Group, Inc. and Owens Realty Mortgage, Inc. will vote all of their LP Units “FOR” the merger proposal which will effect the REIT conversion.

Conditions to the Merger (page 46)

OMIF and Owens Realty Mortgage, Inc. will complete the merger only if the conditions specified in the merger agreement are either satisfied or waived. The closing conditions include the following:

•	The merger agreement and the merger must be approved by Limited Partners holding a majority of the outstanding LP Units (excluding LP Units held by Owens Financial Group, Inc.).

•	The merger must be approved by the holders of a majority of the outstanding shares of Common Stock.

•
Owens Realty Mortgage, Inc.’s registration statement registering the shares of its Common Stock to be issued in the merger, of which this proxy statement/prospectus forms a part, must be effective, no stop order suspending its effectiveness may be in effect, and no proceeding for suspending its effectiveness may be pending or threatened by the SEC.

•	The Common Stock must have been approved for listing on the NYSE MKT or on a national securities exchange acceptable to Owens Realty Mortgage, Inc.

•
OMIF must receive from counsel a legal opinion generally to the effect that (a) the merger qualifies as a transaction described in Section 351 of the Code and (b) Owens Realty Mortgage, Inc.’s organization and proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT for the taxable year 2013and thereafter.

•
Owens Financial Group, Inc., acting on behalf of OMIF, shall have determined, in its sole discretion, that no legislation or proposed legislation with a reasonable possibility of being enacted would have the effect of impairing the ability of Owens Realty Mortgage, Inc. to qualify as a REIT.

•
No statute, rule, regulation, executive order, decree, injunction or other order may have been enacted, entered, promulgated or enforced by any court or governmental authority that has the effect of prohibiting the consummation of the merger.

•	All necessary state and local governmental and third-party consents must have been received. Owens Financial Group, Inc., acting on behalf of OMIF, may waive this closing condition.

Regulatory Approvals (page 47)

We are not aware of any U.S. federal, state or local regulatory requirements that must be complied with or approvals that must be obtained prior to the consummation of the merger, other than:

•	compliance with applicable U.S. federal and state taxation and securities laws; and

•
the filing and acceptance for record of articles of merger and a certificate of merger with and by the State Department of Assessments and Taxation of Maryland, or the SDAT, and the California Secretary of State as required by the MGCL and the California Corporations Code, respectively.

Restrictions on the Right to Sell Owens Realty Mortgage, Inc. Common Stock

Subject to the restrictions on ownership and transfer in Owens Realty Mortgage, Inc.’s charter, all shares of Common Stock to be received by Limited Partners of OMIF in connection with the merger will be freely transferable, unless a holder is considered an “affiliate” of either OMIF or Owens Realty Mortgage, Inc. under the Securities Act of 1933, or the Securities Act. Generally speaking, affiliates of Owens Realty Mortgage, Inc. would consist of its directors, officers and holders of 5% or more of Common Stock and any other persons controlling Owens Financial Group, Inc.

Material United States Federal Income Tax Consequences (page 152)

It is intended that the merger will qualify as a transaction described in Section 351 of the Code. Assuming the merger so qualifies, you generally will not recognize any gain or loss for U.S. federal income tax purposes as a result of the merger. Counsel has opined to us that the merger will qualify as a transaction described in Section 351 of the Code. It is a condition to closing that we receive from our counsel at the closing of the merger a substantially similar opinion that the merger qualifies as a transaction described in Section 351 of the Code.

Tax matters are complicated, and the tax consequences of the merger to you will depend on the facts of your particular circumstances, including whether you are a “U.S. person” for U.S. federal income tax purposes. In addition, you may be subject to state, local or foreign tax laws that are not discussed in this proxy statement/prospectus. Accordingly, we strongly urge you to consult your own tax advisor for a full understanding of the tax consequences to you of the merger.

Qualification of Owens Realty Mortgage, Inc. as a REIT

Owens Realty Mortgage, Inc. expects to qualify as a REIT for U.S. federal income tax purposes effective for its taxable year ending 2013. Our counsel has opined to us that Owens Realty Mortgage, Inc.’s organization and proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT for U.S. federal income tax purposes for the taxable year ending 2013 and thereafter. It is a condition to closing that we receive from our counsel at the closing of the merger a substantially similar opinion that Owens Realty Mortgage, Inc.’s organization and proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT for U.S. federal income tax purposes for the taxable year ending 2013and thereafter. If it so qualifies, Owens Realty Mortgage, Inc. will be permitted to deduct distributions made to its stockholders, allowing its income and gain represented by such distributions to avoid taxation at the entity level and to be taxed generally only at the stockholder level. Owens Realty Mortgage, Inc. intends to distribute substantially all of its income and gain. As a REIT, however, Owens Realty Mortgage, Inc. will be subject to separate, corporate-level tax, including potential 100% penalty taxes under various circumstances, as well as certain state and local taxes. In addition, Owens Realty Mortgage, Inc. intends to own one or more taxable REIT subsidiaries that will be subject to full corporate income tax. Furthermore, Owens Realty Mortgage, Inc.’s ability to qualify as a REIT will depend upon its continuing satisfaction following the REIT conversion of various requirements, such as those related to the diversity of its stock ownership, the nature of its assets, the sources of its income and the distributions to its stockholders, including a requirement that Owens Realty Mortgage, Inc. distribute to its stockholders at least 90% of its REIT taxable income (determined without regard to the dividends paid deduction and by excluding net capital gain). Although Owens Realty Mortgage, Inc., generally does not intend to make distributions in excess of its REIT taxable income and any net capital gain, it may do so from time to time. If Owens Realty Mortgage, Inc. fails to qualify as a REIT, it will be subject to U.S. federal income tax at regular corporate rates.

Share Purchase Program

Following the REIT conversion, Owens Realty Mortgage, Inc. currently expects to establish a share purchase program to allow Owens Realty Mortgage, Inc. to acquire its shares of Common Stock in the public markets. The purchase program has been broadly discussed with NYSE MKT representatives and Owens Realty Mortgage, Inc. has indicated its willingness to establish such a program. The purchase program is expected to be subject to certain terms, conditions and applicable law, including any laws or regulations which Owens Realty Mortgage, Inc. must comply with to maintain its REIT status. Notably, the purchase program is only expected to be in effect in the event the average closing price of a share of Common Stock is less than $12.50 over a two consecutive trading-day period.

The purchase program is expected to be designed to provide temporary price support for our Common Stock; accordingly, the purchase program is expected to terminate at such time as the average closing price of a share of Common Stock is at least $12.50 over a ten consecutive trading-day period. Additionally, the program is also expected to terminate upon the earlier of the following events: (i) at such time as the total number of shares purchased under the program exceeds 5% of the total shares of Common Stock outstanding immediately upon the effectiveness of the REIT conversion; and (ii) at such time as total purchases made under the program exceed a cost to the Company of $7,000,000. We cannot guarantee that funds set aside for the purchase program will be sufficient to accommodate the purchase of all available shares of Common Stock during the program’s term.

SELECTED FINANCIAL DATA

Selected Financial Data

The following tables present a summary of OMIF’s historical consolidated audited financial data as of the dates and for the years ended December 31, 2011, 2010, 2009, 2008 and 2007. The tables also present a summary of OMIF’s historical consolidated unaudited financial data as of and for the nine months ended September 30, 2012 and 2011.

The selected consolidated statement of operations data presented below for the fiscal years ended December 31, 2011 and 2010 and the selected consolidated balance sheets data as of December 31, 2011 and 2010 have been derived from OMIF’s audited financial statements and related notes thereto included with this proxy statement/prospectus. The selected statement of operations data presented below for the fiscal years ended December 31, 2009, 2008 and 2007 and the selected balance sheet data as of September 30, 2011 and December 31, 2009, 2008 and 2007 have been derived from OMIF’s financial statements and related notes thereto, which are not included with this proxy statement/prospectus. The selected consolidated statement of operations data presented below for the nine months ended September 30, 2012 and 2011 and the selected consolidated balance sheet data as of September 30, 2012 have been derived from OMIF’s unaudited financial statements and related notes thereto included with this proxy statement/prospectus. Management believes that the unaudited financial statements include all adjustments necessary to present fairly the information included in those statements and that the adjustments made consist only of normal recurring adjustments.

You should read the information below along with all other financial information and analysis presented in this proxy statement/prospectus, including the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and related notes included with this proxy statement/prospectus. Historical results are not necessarily indicative of future results.

UNAUDITED
September 30,	September 30,	December 31,	December 31,	December 31,	December 31,	December 31,
2012	2011	2011	2010	2009	2008	2007
Balance Sheet Data:
Loans secured by trust deeds (net of allowance)	$40,215,214	$70,389,823	$44,879,979	$121,596,980	$183,390,822	$248,508,567	$272,333,481
Cash, cash equivalents, restricted cash and certificates of deposits	22,271,528	13,274,661	18,195,176	7,379,003	10,232,013	6,029,724	10,159,033
Interest and other receivables	2,057,419	2,100,516	1,455,846	4,493,614	4,644,320	3,643,774	5,412,821
Real estate held for sale	68,709,511	30,154,636	13,970,673	15,132,847	10,852,274	11,413,760	10,572,237
Real estate held for investment	68,179,936	115,584,121	131,620,987	81,933,352	69,036,262	47,014,812	42,338,070
Other assets	2,311,560	1,278,957	1,328,586	1,036,146	560,259	432,898	405,222
Total assets	$206,132,156	$235,287,761	$213,871,061	$234,101,888	$281,484,473	$319,831,220	$341,531,109
Total liabilities	14,652,535	15,770,735	15,305,274	14,984,057	37,599,212	46,559,166	42,678,970
Total OMIF partners’ capital	183,420,458	202,440,036	181,045,959	219,101,364	243,850,605	273,203,409	298,852,139
Noncontrolling interests	8,059,163	17,076,990	17,519,828	16,467	34,656	68,645	—
Total partners’ capital (1)	191,479,621	219,517,026	198,565,787	219,117,831	243,885,261	273,272,054	298,852,139
Total liabilities and partners’ capital	$206,132,156	$235,287,761	$213,871,061	$234,101,888	$281,484,473	$319,831,220	$341,531,109

(1) Total partners’ capital includes minority interest of $108,509 as of December 31, 2007.

	UNAUDITED
	9 Months Ended	9 Months Ended	12 Months Ended	12 Months Ended	12 Months Ended	12 Months Ended	12 Months Ended
	September 30,	September 30,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2011	2010	2009	2008	2007
Statement of Operations Data:
Total Revenues	$14,888,569	$14,107,268	$18,120,744	$16,541,704	$20,939,784	$31,058,755	$32,809,785
Total expenses	14,130,680	20,095,559	41,735,797	39,373,365	41,065,553	28,881,695	11,217,179
Net income (loss)	757,889	(5,988,291)	(23,615,053)	(22,831,661)	(20,125,769)	2,177,060	21,592,606
Net income attributable to noncontrolling interests	(515,289)	(681,244)	(1,129,202)	(5,859)	(10,336)	(13,896)	0
Net income (loss) attributable to OMIF	242,600	(6,669,535)	(24,744,255)	(22,837,520)	(20,136,105)	2,163,164	21,592,606
Partners’ income distributions	627,868	1,404,091	1,723,449	1,911,721	4,204,379	7,032,513	6,976,329
Partners’ capital distributions and withdrawals	—	8,587,702	11,587,701	—	5,112,360	29,489,573	18,546,530

Comparative Historical and Pro Forma Per Share Data

The following tables set forth selected historical per unit data for OMIF and selected unaudited pro forma per share data after giving effect to the REIT conversion. This information should be read in conjunction with all other financial information and analysis presented in this proxy statement/prospectus, including the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and related notes included with this proxy statement/prospectus. The pro forma per share amounts have been computed using the assumptions described in the section entitled “Pro Forma Financial Information.” The unaudited pro forma financial data are presented for informational purposes only. The unaudited pro forma financial data are not necessarily indicative of the financial position or operating results that would have occurred had the REIT conversion been completed as of the dates indicated, nor are they necessarily indicative of future financial position or operating results.

Historical Data Per Unit of OMIF

The historical book value per unit data presented below are computed by dividing the total OMIF book basis capital of $183,420,458 and $181,045,959 as of September 30, 2012 and December 31, 2011, respectively, by the number of units outstanding as of those dates of 281,480,380.

	As of or for the 9 Months Ended	As of or for the Year Ended
	September 30,	December 31,
	2012	2011
Net income (loss) allocated to limited partners per weighted average limited partner unit	$0.001	$ (0.09)
Book value per unit	$0.65	$ 0.64
Income and capital distributions per unit	$0.002	$ 0.05

Net income (loss) allocated to Limited Partners per weighted average LP Unit is computed by dividing the net income allocated to Limited Partners of $240,087 for the nine months ended September 30, 2012 and net loss of $24,469,847 for the year ended December 31, 2011 by the weighted average LP Units outstanding of 278,606,000 for the nine months ended September 30, 2012 and 285,083,000 for the year ended December 31, 2011. Income and capital distributions per unit is calculated by dividing the total actual income distributions and capital distributions to partners of OMIF for the periods indicated by the number of units outstanding as of those dates of 281,480,380.

Unaudited Pro Forma Per Share Data of Owens Realty Mortgage, Inc.

The pro forma book value per share data is computed by dividing the total Owens Realty Mortgage, Inc. pro forma book basis equity of $183,420,458 as of September 30, 2012 by the number of shares of Common Stock outstanding of 11,198,131 (assuming the conversion occurred on January 1, 2011 based on units outstanding as of September 30, 2012 and assuming that 1,496,600 of Owens Financial Group, Inc.’s units represented by its Carried Interest are not converted to shares of Common Stock).

	As of or for the 9 Months Ended	As of or for the Year Ended
	September 30,	December 31,
	2012	2011
Net income (loss) from continuing operations per share: Basic	$0.02	$ (2.21)
Book value per share	$16.38	$ N/A
Income and capital distributions per share	$0.06	$ 1.19

Net income (loss) from continuing operations per share (basic) is computed by dividing the pro forma net income attributable to Owens Realty Mortgage, Inc. of $242,600 for the nine months ended September 30, 2012 and net loss of $24,744,255 for the year ended December 31, 2011 by the pro forma weighted average common shares outstanding of 11,198,131 for the nine months ended September 30, 2012 and for the year ended December 31, 2011. Income and capital distributions per share is calculated by dividing the total actual income distributions and capital distributions to OMIF partners for the periods indicated by the number of shares of Common Stock outstanding of 11,198,131 (assuming the conversion occurred on January 1, 2011 based on units outstanding as of September 30, 2012 and assuming that 1,496,600 of Owens Financial Group, Inc.’s units represented by its Carried Interest are not converted to shares of Common Stock).

RISK FACTORS

In considering whether to approve the merger agreement and the REIT conversion, you should consider carefully the risks described below. These factors should be considered in conjunction with the other information included elsewhere in this proxy statement/prospectus.

Risks and Effects of the Merger and the REIT Conversion

Our management has no experience operating a REIT, and we cannot assure you that our management’s past experience will be sufficient to successfully manage our business as a REIT. If we fail to comply with REIT requirements, we would incur U.S. federal income taxes at the corporate level, which would reduce our distributions to you.

We have never operated as a REIT, and our management has no experience in complying with the income, asset and other limitations imposed by the REIT provisions of the Code. These provisions are complex, and the failure to comply with these provisions in a timely manner could prevent us from qualifying as a REIT or could force us to pay unexpected taxes and penalties. In such event, our net income would be reduced and we would have less funds available for distribution to you.

If we fail to qualify as a REIT, we would be subject to U.S. federal income tax at regular corporate rates. Also, unless the IRS granted us relief under certain statutory provisions, we would remain disqualified as a REIT for four years following the year we first fail to qualify. If we fail to qualify as a REIT, we would have to pay significant income taxes and therefore would have less money available for investments or for distributions to our stockholders. This would likely have a significant adverse effect on the value of our securities. In addition, we would no longer be required to make distributions to our stockholders to maintain preferential U.S. federal income taxation as a REIT.

You will lose your redemption rights in connection with the REIT conversion.

You currently have the right to withdraw as a Limited Partner of OMIF and require OMIF to redeem your LP Units, subject to certain conditions and limitations, including a maximum limit of $100,000 by any Limited Partner during any calendar quarter. In addition, in no event shall the sum of all withdrawals permitted under the Partnership Agreement, together with certain permitted transfers and distributions of net proceeds under the Partnership Agreement, exceed 10% of the aggregate capital accounts of all outstanding LP Units in any calendar year, except upon a vote of the Limited Partners to dissolve OMIF. Currently, redemption demands have exceeded this limit. As of September 30, 2012, Limited Partners holding approximately 108,200,000 LP Units, representing approximately 38% of all outstanding LP Units and units represented by the Carried Interest and GP Contribution Interest, had requested withdrawals. These requests to redeem LP Units total approximately $102,192,000 (tax basis) and represent approximately 38% of OMIF’s total tax basis capital. The merger was structured to provide liquidity to Limited Partners by listing the shares of Common Stock on the NYSE MKT or on a national securities exchange acceptable to Owens Realty Mortgage, Inc. You will not have any redemption rights as a stockholder of Owens Realty Mortgage, Inc. after the REIT conversion. Upon completion of the REIT conversion, Limited Partners in effect will surrender any outstanding redemption requests.

Sales of our Common Stock after the REIT conversion could have an adverse effect on our stock price.

Sales of a substantial number of shares of our Common Stock after the REIT conversion, or the perception that such sales could occur, could adversely affect the market price for our Common Stock. Subject to the restrictions on ownership and transfer in Owens Realty Mortgage, Inc.’s charter, all of the shares issued in the merger, other than any shares issued to an “affiliate” under the Securities Act, will be freely tradable without restriction or further registration under the Securities Act. In addition, none of our shares outstanding upon completion of the merger will be subject to lock-up agreements. We cannot predict the effect that future sales of our Common Stock will have on the market price of our Common Stock.

As of September 30, 2012, Limited Partners holding approximately 108,200,000 LP Units, representing approximately 38% of all outstanding LP Units and units represented by the Carried Interest and GP Contribution Interest, had requested withdrawals. These requests to redeem LP Units total approximately $102,192,000 (tax basis) and represent approximately 38% of OMIF’s total tax basis capital. Given these redemption requests, there may be significant initial downward pressure on the market price of our Common Stock after the REIT conversion. As a result, if you sell the Common Stock you receive in the merger, the price you receive may be less than the amount you may be able to receive either through an exercise of your redemption rights or in connection with a liquidation of OMIF.

We cannot assure you that we will have access to funds to meet our distribution and tax obligations.

In order to qualify as a REIT, we will be required each year to distribute to our stockholders at least 90% of our REIT taxable income (determined without regard to the dividends paid deduction and by excluding any net capital gain). Furthermore, we will be subject to corporate-level U.S. federal income taxation on our undistributed income and gain. We intend to make distributions to our stockholders of substantially all of our income and gain so as to comply with the 90% distribution requirement and limit corporate-level U.S. federal income taxation of Owens Realty Mortgage, Inc. Although we generally do not intend to make distributions in excess of our REIT taxable income and any net capital gain, we may do so from time to time. A distribution of REIT taxable income or net capital gain generally will be a taxable distribution to you and not represent a return of capital for U.S. federal income tax purposes. If we make distributions in excess of our REIT taxable income and any net capital gain, the excess portion of these distributions generally would represent a non-taxable return of capital for such purposes up to your tax basis in your Owens Realty Mortgage, Inc. stock and then generally capital gain. The portion of any distribution treated as a return of capital for U.S. federal income tax purposes would reduce your tax basis in your Owens Realty Mortgage, Inc. stock by a corresponding amount. Differences in timing between taxable income and cash available for distribution could require us to borrow funds or raise capital by selling assets to enable us to meet these distribution requirements. We also could be required to pay taxes and liabilities in the event we were to fail to qualify as a REIT. Our inability to retain earnings (resulting from these distribution requirements) generally may require us to refinance debt that matures with additional debt or equity. There can be no assurance that any of these sources of funds, if available at all, would be available to meet our distribution and tax obligations.

We may incur increased costs as a result of being a listed company.

Approval for the listing of our Common Stock on the NYSE MKT or on a national securities exchange acceptable to Owens Realty Mortgage, Inc. is a condition to consummation of the merger and REIT conversion. As a listed company, we may incur additional legal, accounting and other expenses that we did not incur as a non-listed company. We also anticipate that we will incur costs associated with corporate governance requirements, as well as new accounting pronouncements and new rules implemented by the SEC, NYSE MKT, or any other applicable national securities exchange. Any expenses required to comply with evolving standards may result in increased general and administrative expenses and a diversion of management time and attention from our business. In addition, these laws and regulations could make it more difficult or more costly for us to obtain certain types of insurance, including director and officer liability insurance, and we may be forced to accept reduced policy limits and coverage or incur substantially greater costs to obtain the same or similar coverage. The effect of these events could also make it more difficult for us to attract qualified persons to serve on our board of directors or board committees. We are currently evaluating and monitoring developments with respect to these laws and regulations and cannot predict or estimate the amount or timing of additional costs we may incur in responding to their requirements.

Under the Management Agreement, termination of our manager for cause requires that we provide 30 days’ prior written notice to our manager.

Termination of the Management Agreement with Owens Financial Group, Inc. for cause, including in the event that Owens Financial Group, Inc. engages in fraud or embezzlement, misappropriates funds or intentionally breaches the Management Agreement, requires us to provide 30 days’ prior written notice to Owens Financial Group, Inc. Accordingly, if Owens Financial Group, Inc. engages in any of the foregoing activities (or any other activities resulting in a for cause termination), our inability to terminate the Management Agreement for at least 30 days may result in inefficiencies and uncertainties that could ultimately have a material adverse effect on our business, financial condition and results of operations.

Risks Related to Our Business

We will rely on Owens Financial Group, Inc. to manage our day-to-day operations and select our loans for investment.

Our ability to achieve our investment objectives and to make distributions to you depends upon Owens Financial Group, Inc.’s performance in obtaining, processing, making and brokering loans for us to invest in and determining the financing arrangements for borrowers. You will have no opportunity to evaluate the financial information or creditworthiness of borrowers, the terms of mortgages, the real property that is our collateral or other economic or financial data concerning our loans. We are obligated to pay Owens Financial Group, Inc. an annual management fee up to 2.75% of the average unpaid balance of our outstanding mortgage loans at the end of each month. Owens Financial Group, Inc. has no fiduciary obligations to Owens Realty Mortgage, Inc. or its stockholders, is not required to devote its employees full time to our business and may devote time to business interests competitive with our business.

We do not have a policy that expressly prohibits our directors, officers, security holders or affiliates from engaging for their own account in business activities of the types conducted by us.

        We do not have a policy that expressly prohibits our directors, officers, security holders or affiliates from engaging for their own account in business activities of the types conducted by us. However, our code of business conduct and ethics contains a conflicts of interest policy that, unless waived in accordance with the code, prohibits our directors and executive officers, as well as personnel of Owens Financial Group, Inc. who provide services to us, from engaging in any transaction that involves an actual conflict of interest with us. In addition, our Management Agreement with Owens Financial Group, Inc. does not prevent our manager and its affiliates from engaging in additional management or investment opportunities, some of which could compete with us.

Owens Financial Group, Inc.’s liability is limited under the Management Agreement, and we have agreed to indemnify Owens Financial Group, Inc. against certain liabilities. As a result, we could experience poor performance or losses for which Owens Financial Group, Inc. would not be liable.

        Pursuant to the Management Agreement, Owens Financial Group, Inc. does not assume any responsibility other than to render the services called for thereunder and is not responsible for any action of our board of directors in following or declining to follow its advice or recommendations. Under the terms of the Management Agreement, none of Owens Financial Group, Inc., its officers, stockholders, directors, employees or advisors, among others, will be liable to us or any subsidiary of ours, to our board of directors, or to our or any subsidiary’s stockholders, members or partners for any acts or omissions made pursuant to the Management Agreement, except for acts or omissions constituting bad faith, willful misconduct, gross negligence or reckless disregard of Owens Financial Group, Inc.’s duties under the Management Agreement, as determined by a final court order. In addition, we have agreed to indemnify, to the fullest extent permitted by law, Owens Financial Group, Inc., its officers, stockholders, directors, employees and advisors, among others, from all losses (including attorneys’ fees) arising from any acts or omissions of such person made in good faith in the performance of Owens Financial Group, Inc.’s duties under the Management Agreement and not constituting bad faith, willful misconduct, gross negligence or reckless disregard of such duties.

Owens Financial Group, Inc.’s lack of experience with certain real estate markets could impact its ability to make prudent investments on our behalf.

        While we invest in real estate loans throughout the United States, the majority of our loans are in the Western United States. Real estate markets vary greatly from location to location, and the rights of secured real estate lenders vary from state to state. Owens Financial Group, Inc. may originate loans in markets where they have limited experience. In those circumstances, Owens Financial Group, Inc. intends to rely on independent real estate advisors and local legal counsel to assist them in making prudent investment decisions. You will not have an opportunity to evaluate the qualifications of such advisors, and no assurance can be given that they will render prudent advice to Owens Financial Group, Inc.

Our success depends on key personnel of Owens Financial Group, Inc., the loss of whom could adversely affect our operating results, and Owens Financial Group, Inc.’s ability to attract and retain qualified personnel.

Our success depends in part upon the continued contributions of certain key personnel of Owens Financial Group, Inc., including William C. Owens (Chief Executive Officer and President), Bryan H. Draper (Chief Financial Officer), Melina A. Platt (Controller), Andrew J. Navone (Senior Vice President) and William E. Dutra (Senior Vice President), some of whom would be difficult to replace because of their extensive experience in the field, extensive market contacts and familiarity with our business. If any of these key employees were to cease employment with us, our operating results could suffer. None of these individuals is subject to an employment, non-competition or confidentiality agreement with us or Owens Financial Group, Inc., and we do not maintain “key man” life insurance policies on any of them. Our future success also depends in large part upon Owens Financial Group, Inc.’s ability to hire and retain additional highly skilled managerial, operational and marketing personnel. Owens Financial Group, Inc. may require additional operations and marketing people who are experienced in obtaining, processing, making and brokering loans and who also have contacts in the relevant markets. If Owens Financial Group, Inc. were unable to attract and retain key personnel, the ability of Owens Financial Group, Inc. to make prudent investment decisions on our behalf may be impaired.

Loan delinquencies and foreclosures may contribute to reductions in our net income and your distributions.

As of September 30, 2012, mortgage loans of OMIF of approximately $51,646,000 were impaired. In addition, OMIF’s investment in loans that were past maturity (delinquent in principal) but current in monthly payments was approximately $690,000 as of September 30, 2012 (combined total of delinquent loans of $52,336,000 compared to $53,817,000 as of December 31, 2011). Of the impaired loans and past maturity loans as of September 30, 2012, approximately $30,225,000 were in the process of foreclosure and $4,493,000 involved borrowers in bankruptcy.

It is highly likely that we will continue to experience reduced net income or further losses in the future, thus negatively impacting future distributions. Owens Financial Group, Inc. expects that, as non-delinquent loans are paid off by borrowers, interest income received by us will be reduced. In addition, we will likely foreclose on more delinquent loans, thereby obtaining ownership of more real estate that may result in larger operating losses. Management will attempt to sell many of these properties but may need to sell them for losses or wait until market values recover in the future.

Defaults on our real estate loans will decrease our revenues and your distributions.

We are in the business of investing in real estate loans, and, as such, we are subject to risk of defaults by borrowers. Our performance will be directly impacted by any defaults on the loans in our portfolio. As a non-conventional lender willing to invest in loans to borrowers who may not meet the credit standards of conventional lenders, the rate of default on our loans could be higher than those generally experienced in the real estate lending industry. Any sustained period of increased defaults could adversely affect our business, financial condition, liquidity and the results of our operations, and ultimately your distributions. We seek to mitigate the risk by estimating the value of the underlying collateral and insisting on low loan-to-value ratios. However, we cannot assure you that these efforts will fully protect us against losses on defaulted loans. Any subsequent decline in real estate values on defaulted loans could result in less security than anticipated at the time the loan was originally made, which may result in our not recovering the full amount of the loan. Any failure of a borrower to repay loans or interest on loans will reduce our revenues and your distributions and the value of your interest in our company. Our appraisals are generally dated within 12 months of the date of loan origination and may not reflect a decrease in the value of the real estate due to events subsequent to the date of the appraisals.

As of September 30, 2012, we had in our portfolio approximately $51,646,000 in delinquent loans, which includes loans in non-accrual status. We also had approximately $31,700,000 of non-income producing real estate held for sale or investment for a total of $83,346,000 in non-performing assets, which represented approximately 44% of our total capital.

Our underwriting standards may be more lenient than those of conventional lenders, which could result in a higher percentage of foreclosed properties, which could reduce the amount of distributions to you.

Our underwriting standards and procedures may be more lenient than those of conventional lenders in that we will invest in loans secured by property that may not meet the underwriting standards of conventional real estate lenders or make loans to borrowers who may not meet the credit standards of conventional lenders. This may lead to more non-performing assets in our loan portfolio and create additional risks to your return. We approve real estate loans more quickly than other lenders. We rely on third-party reports and information such as appraisals and environmental reports to assist in underwriting loans. We may accept documentation that was not specifically prepared for us or commissioned by us. This creates a greater risk of the information contained therein being out of date or incorrect. Generally, we will spend less time than conventional lenders assessing the character and credit history of our borrowers and the property that secures our loans. Due to the accelerated nature of our loan approval process, there is a risk that the credit inquiry we perform will not reveal all material facts pertaining to the borrower and the security. There may be a greater risk of default by our borrowers, which may impair our ability to make timely distributions to you and which may reduce the amount we have available to distribute to you.

We depend upon real estate security to secure our real estate loans, and we may suffer a loss if the value of the underlying property declines.

We depend upon the value of real estate security to protect us on the loans that we make. We utilize the services of independent appraisers to value the security underlying our loans. However, notwithstanding the experience of the appraisers, mistakes can be made, or the value of the real estate may decrease due to subsequent events. Our appraisals are generally dated within 12 months of the date of loan origination and may have been commissioned by the borrower. Therefore, the appraisals may not reflect a decrease in the value of the real estate due to events subsequent to the date of the appraisals. For a construction loan most of the appraisals will be prepared on an as-if developed basis. If the loan goes into default prior to completion of the project, the market value of the property may be substantially less than the appraised value. Additional capital may be required to complete a project in order to realize the full value of the property. If a default occurs and we do not have the capital to complete a project, we may not recover the full amount of our loan.

Foreclosures create additional ownership risks.

When we acquire property by foreclosure, we have economic and liability risks as the owner, such as:

•	earning less income and reduced cash flows on foreclosed properties than could be earned and received on mortgage loans;

•	not being able to realize sufficient amounts from sales of the properties to avoid losses;

•
properties being acquired with one or more co-owners (called tenants-in-common) where development or sale requires written agreement or consent by all; without timely agreement or consent, we could suffer a loss from being unable to develop or sell the property;

•	maintaining occupancy of the properties;

•	controlling operating expenses;

•	coping with general and local market conditions;

•	complying with changes in laws and regulations pertaining to taxes, use, zoning and environmental protection;

•	possible liability for injury to persons and property; and

•	possible liability for environmental remediation.

During the year ended December 31, 2011, OMIF recorded impairment losses on twelve of its real estate properties held for sale and investment in the aggregate amount of approximately $15,023,000. During the nine months ended September 30, 2012, OMIF recorded impairment losses on eight of its real estate properties held for sale and investment in the aggregate amount of approximately $1,033,000.

Development on properties we acquire creates risks of ownership we do not have as a lender.

When we acquire property by foreclosure or otherwise as a lender, we may develop the property, either singly or in combination with other persons or entities. This could be done in the form of a joint venture, limited liability company or partnership, with Owens Financial Group, Inc. and/or unrelated third parties. This development can create the following risks:

•	Reliance upon the skill and financial stability of third party developers and contractors;

•	Inability to obtain governmental permits;

•	Delays in construction of improvements;

•	Increased costs during development; and

•	Economic and other factors affecting sale or leasing of developed property.

Larger loans result in less diversity and may increase risk.

As of September 30, 2012, OMIF was invested in a total of 24 mortgage loans, with an aggregate face value of approximately $65,156,000. The average value of those loans was approximately $2,715,000, and the median value was $1,300,000. There were ten of such loans with a face value each of 3% or more of the aggregate face value of all loans, and the largest loan relationship had a total face value of 37% of total loans.

As a general rule, we can decrease risk of loss from delinquent mortgage loans by investing in a greater total number of loans. Investing in fewer, larger loans generally decreases diversification of the portfolio and increases risk of loss and possible reduction of return to investors in OMIF in the case of a delinquency of such a loan.

Incorrect original collateral assessment (valuation) could result in losses and decreased distributions to you.

Appraisals are obtained from qualified, independent appraisers on all properties securing trust deeds, which may have been commissioned by the borrower and may precede the placement of the loan with us. However, there is a risk that the appraisals prepared by these third parties are incorrect, which could result in defaults and/or losses related to these loans.

Completed, written appraisals are not always obtained on our loans prior to original funding, due to the quick underwriting and funding required on the majority of our loans. Although the loan officers often discuss value with the appraisers and perform other due diligence and calculations to determine property value prior to funding, there is a risk that we may make a loan on a property where the appraised value is less than estimated, which could increase the loan’s loan-to-value, or LTV, ratio and subject us to additional risk.

We may make a loan secured by a property on which the borrower previously commissioned an appraisal. Although we generally require such appraisal to have been made within one year of funding the loan, there is a risk that the appraised value is less than the actual value, increasing the loan’s LTV ratio and subjecting us to additional risk.

Geographical concentration of mortgages may result in additional delinquencies.

Northern California real estate secured approximately 69% of the total mortgage loans held by OMIF as of September 30, 2012. Northern California consists of Monterey, Kings, Fresno, Tulare and Inyo counties and all counties north of those. In addition, 12%, 6%, 4%, 4%, 3% and 2% of total mortgage loans were secured by Arizona, Pennsylvania, Utah, Washington, Hawaii and Louisiana real estate, respectively. These concentrations may increase the risk of delinquencies on our loans when the real estate or economic conditions of one or more of those areas are weaker than elsewhere, for reasons such as:

•	economic recession in that area;

•	overbuilding of commercial or residential properties; and

•	relocations of businesses outside the area due to factors such as costs, taxes and the regulatory environment.

These factors also tend to make more commercial or residential real estate available on the market and reduce values, making suitable mortgages less available to us. In addition, such factors could tend to increase defaults on existing loans.

Commercial real estate markets in California have suffered in recent years, and we expect that this may continue to adversely affect our operating results. In addition, approximately 81% of our mortgage loans are secured by real estate in the states of California and Arizona, which have experienced dramatic reductions in real estate values over the past four years.

Investments in construction and rehabilitation loans may be riskier than loans secured by operating properties.

Although our loan portfolio does not contain any construction or rehabilitation mortgage loans, and we have no outstanding construction or rehabilitation loan commitments as of September 30, 2012, OMIF has made construction and rehabilitation loans in the past, and we may make additional construction and rehabilitation loan commitments in the future. Construction and rehabilitation mortgage loans may be riskier than loans secured by properties with an operating history, because:

•	the application of the loan proceeds to the construction or rehabilitation project must be assured;

•	the completion of planned construction or rehabilitation may require additional financing by the borrower; and

•	permanent financing of the property may be required in addition to the construction or rehabilitation loan.

Investments in loans secured by leasehold interests may be riskier than loans secured by fee interests in properties.

Although our loan portfolio does not contain any loans secured by leasehold interests as of September 30, 2012, OMIF has made such loans in the past, and we may resume leasehold-secured lending in the future. Loans secured by leasehold interests are riskier than loans secured by real property because the loan is subordinate to the lease between the property owner (lessor) and the borrower, and our rights in the event the borrower defaults are limited to stepping into the position of the borrower under the lease, subject to its requirements of rents and other obligations and period of the lease.

Investments in second, third and wraparound mortgage and deed of trust loans may be riskier than loans secured by first deeds of trust.

Second, third and wraparound mortgage and deed of trust loans (those under which we generally make the payments to the holders of the prior liens) are riskier than first mortgage and deed of trust loans because:

•	their position is subordinate in the event of default; and

•	there could be a requirement to cure liens of a senior loan holder, and, if this is not done, we would lose our entire interest in the loan.

As of September 30, 2012, OMIF’s loan portfolio contained 11% in second mortgage and deed of trust loans and 11% in third mortgage and deed of trust loans. As of September 30, 2012, OMIF was invested in no wraparound mortgage or deed of trust loans.

We typically make “balloon payment” loans, which are riskier than loans with payments of principal over an extended period of time.

The loans we invest in or purchase generally require the borrower to make a “balloon payment” on the principal amount upon maturity of the loan. A balloon payment is a large principal balance that is payable after a period of time during which the borrower has repaid none or only a small portion of the principal balance. As of September 30, 2012, 99.8% of our loans required balloon payments at the end of their terms. Loans with balloon payments are riskier than loans with even payments of principal over an extended time period like 15 or 30 years because the borrower’s repayment depends on its ability to sell the property profitably, obtain suitable refinancing or otherwise raise a substantial amount of cash when the loan comes due. There are no specific criteria used in evaluating the credit quality of borrowers for loans requiring balloon payments. Furthermore, a substantial period of time may elapse between the review of the financial statements of the borrower and the date when the balloon payment is due. As a result, there is no assurance that a borrower will have sufficient resources to make a balloon payment when due.

Our loans are not insured or guaranteed by any governmental agency.

Our loans are not insured or guaranteed by a federally-owned or -guaranteed mortgage agency. Consequently, our recourse if there is a default may only be to foreclose upon the real property securing a loan. The value of the foreclosed property may have decreased and may not be equal to the amount outstanding under the corresponding loan, resulting in a decrease of the amount available to distribute to you.

Our loans permit prepayment, which may lower returns.

The majority of our loans do not include prepayment penalties for a borrower paying off a loan prior to maturity. The absence of a prepayment penalty in our loans may lead borrowers to refinance higher interest rate loans in a market of falling interest rates. This would then require us to reinvest the prepayment proceeds in loans or alternative short-term investments with lower interest rates and a corresponding lower return to you.

Equity or cash flow participation in loans could result in loss of our secured position in loans.

We may obtain participation in the appreciation in value or in the cash flow from a secured property. If a borrower defaults and claims that this participation makes the loan comparable to equity (like stock) in a joint venture, we might lose our secured position as lender in the property. Other creditors of the borrower might then wipe out or substantially reduce our investment. We could also be exposed to the risks associated with being an owner of real property. We are not presently involved in any such arrangements.

If a third party were to assert successfully that one of our loans was actually a joint venture with the borrower, there might be a risk that we could be liable as joint venturer for the wrongful acts of the borrower toward the third party.

Some losses that might occur to borrowers may not be insured and may result in defaults.

Our loans require that borrowers carry adequate hazard insurance for our benefit. Some events, however, are uninsurable, or insurance coverage for them is economically not practicable. Losses from earthquakes, floods or mudslides, for example, which occur in California, may be uninsured and cause losses to us on entire loans. Since September 30, 2012, no such loan loss has occurred.

While we are named loss payee in all cases and will receive notification in event of a loss, if a borrower allows insurance to lapse, an event of loss could occur before we know of the lapse and have time to obtain insurance ourselves.

Insurance coverage may be inadequate to cover property losses, even though Owens Financial Group, Inc. imposes insurance requirements on borrowers that it believes are adequate.

If any of our insurance carriers become insolvent, we could be adversely affected.

We carry several different lines of insurance, placed with several large insurance carriers. If any one of these large insurance carriers were to become insolvent, we would be forced to replace the existing insurance coverage with another suitable carrier, and any outstanding claims would be at risk for collection. In such an event, we cannot be certain that we would be able to replace the coverage at similar or otherwise favorable terms. Replacing insurance coverage at unfavorable rates and the potential of uncollectible claims due to carrier insolvency could adversely affect our results of operations and cash flows.

Any borrowing by us will increase your risk and may reduce the amount we have available to distribute to you.

We may borrow funds to expand our capacity to invest in real estate loans. Any such borrowings will require us to carefully manage our cost of funds. No assurance can be given that we will be successful in this effort. Should we be unable to repay the indebtedness and make the interest payments on the loans, the lender will likely declare us in default and require that we repay all amounts owing under the loan facility. Even if we are repaying the indebtedness in a timely manner, interest payments owing on the borrowed funds may reduce our income and the distributions you receive.

We may borrow funds from several sources, and the terms of any indebtedness we incur may vary. However, some lenders may require as a condition of making a loan to us that the lender will receive a priority on loan repayments received by us. As a result, if we do not collect 100% on our investments, the first dollars may go to our lenders and we may incur a loss which will result in a decrease of the amount available for distribution to you. In addition, we may enter into securitization arrangements in order to raise additional funds. Such arrangements could increase our leverage and adversely affect our cash flow and our ability to make distributions to you.

After the REIT conversion, we will need cash to meet our minimum REIT distribution requirements and limit U.S. federal income taxation. Because we will be required to distribute annually to our stockholders at least 90% of our REIT taxable income (determined without regard to the dividends paid deduction and by excluding net capital gains) to qualify as a REIT and because we intend to distribute substantially all of our REIT taxable income and net capital gain, our ability to expand our loan portfolio will depend in large part on external sources of capital. In addition, if our minimum distribution requirements to maintain our REIT status and minimize U.S. federal income taxation become large relative to our cash flow as a result of our taxable income exceeding our cash flow from operations, then we may be required to borrow funds or raise capital by selling assets to meet those distribution requirements. Any equity financing may result in substantial dilution to our stockholders, and any debt financing may include restrictive covenants. We may not be able to raise capital on reasonable terms, if at all.

We expect our real estate loans will not be marketable, and we expect no secondary market to develop.

We do not expect our real estate loans to be marketable, and we do not expect a secondary market to develop for them. As a result, we will generally bear all the risk of our investment until the loans mature. This will limit our ability to hedge our risk in changing real estate markets and may result in reduced returns to our investors.

We may have difficulty protecting our rights as a secured lender.

We believe that our loan documents will enable us to enforce our commercial arrangements with borrowers. However, the rights of borrowers and other secured lenders may limit our practical realization of those benefits. For example:

•
Judicial foreclosure is subject to the delays of protracted litigation. Although we expect non-judicial foreclosure to be quicker, our collateral may deteriorate and decrease in value during any delay in foreclosing on it;

•	The borrower’s right of redemption during foreclosure proceedings can deter the sale of our collateral and can for practical purposes require us to manage the property;

•	Unforeseen environmental hazards may subject us to unexpected liability and procedural delays in exercising our rights;

•	The rights of senior or junior secured parties in the same property can create procedural hurdles for us when we foreclose on collateral;

•	We may not be able to pursue deficiency judgments after we foreclose on collateral; and

•	State and federal bankruptcy laws can prevent us from pursuing any actions, regardless of the progress in any of these suits or proceedings.

By becoming the owner of property, we may incur additional obligations, which may reduce the amount of funds available for distribution.

We intend to own real property only if we foreclose on a defaulted loan and purchase the property at the foreclosure sale. Acquiring a property at a foreclosure sale may involve significant costs. If we foreclose on a security property, we expect to obtain the services of a real estate broker and pay the broker’s commission in connection with the sale of the property. We may incur substantial legal fees and court costs in acquiring a property through contested foreclosure and/or bankruptcy proceedings. In addition, significant expenditures, including property taxes, maintenance costs, renovation expenses, mortgage payments, insurance costs and related charges, must be made on any property we own, regardless of whether the property is producing any income.

Under applicable environmental laws, any owner of real property may be fully liable for the costs involved in cleaning up any contamination by materials hazardous to the environment. Even though we might be entitled to indemnification from the person that caused the contamination, there is no assurance that the responsible person would be able to indemnify us to the full extent of our liability. Furthermore, we would still have court and administrative expenses for which we may not be entitled to indemnification.

A prolonged economic slowdown, lengthy or severe recession or significant increase in interest rates could harm our business.

The risks associated with our business are more acute during periods of economic slowdown or recession because these periods can be accompanied by decreased demand for consumer credit and declining real estate values. Because we are a non-conventional lender willing to invest in riskier loans, rates of delinquencies, foreclosures and losses on our loans could be higher than those generally experienced in the mortgage lending industry during periods of economic slowdown or recession. Furthermore, if interest rates were to increase significantly, the costs of borrowing may become too expensive, which may negatively impact new loan originations by reducing demand for real estate lending. For the nine months ended September 30, 2012, and fiscal years ended December 31, 2010 and 2011, there were no new loan originations for OMIF other than carryback financing related to real estate sales and purchases of loans to protect OMIF’s interest in certain of its loans. Any sustained period of increased delinquencies, foreclosures or losses or a significant increase in interest rates could adversely affect our ability to originate, purchase and securitize loans, which could significantly harm our business, financial condition, liquidity and results of operations.

Our results are subject to fluctuations in interest rates and other economic conditions.

        As of September 30, 2012, most of our loans do not have a prepayment penalty or exit fee. Based on our manager’s historical experience, we expect that at least 90% of our loans will continue to not have a prepayment penalty. Should interest rates decrease, our borrowers may prepay their outstanding loans with us in order to receive a more favorable rate. This may reduce the amount of income we have available to distribute to you.

        Our results of operations will vary with changes in interest rates and with the performance of the relevant real estate markets. If the economy is healthy, we expect that more people will be borrowing money to acquire, develop or renovate real property. However, if the economy grows too fast, interest rates may increase too much and the cost of borrowing may become too expensive. Alternatively, if the economy enters a recession, real estate development may slow. A slowdown in real estate activity may reduce the opportunities for real estate lending and we may have fewer loans to make or acquire, thus reducing our revenues and the distributions you receive.

        One of the results of interest rate fluctuations is that borrowers may seek to extend their low-interest-rate loans after market interest rates have increased. If, at a time of relatively low interest rates, a borrower should prepay obligations that have a higher interest rate from an earlier period, we will likely not be able to reinvest the funds in mortgage loans earning that higher rate of interest. In the absence of a prepayment fee, we will receive neither the anticipated revenue stream at the higher rate nor any compensation for its loss. This is a risk if the loans we invest in do not have prepayment penalties or exit fees.

We face competition for real estate loans that may reduce available returns and fees available.

Our competitors consist primarily of conventional real estate lenders and real estate loan investors, including commercial banks, insurance companies, mortgage brokers, pension funds and other institutional lenders. Many of the companies against which we and Owens Financial Group, Inc. compete have substantially greater financial, technical and other resources than either OMIF or Owens Financial Group, Inc. If our competition decreases interest rates on their loans or makes funds more easily accessible, we may be required to reduce our interest rates, which would reduce our revenues and the distributions you receive.

Owens Financial Group, Inc. will serve pursuant to a long-term Management Agreement that may be difficult to terminate and may not reflect arm’s-length negotiations.

We will enter into a long-term Management Agreement with Owens Financial Group, Inc. The Management Agreement will continue in force for the duration of the existence of Owens Realty Mortgage, Inc., unless terminated earlier pursuant to the terms of the Management Agreement. The Management Agreement may be terminated prior to the termination of our existence: (a) upon the affirmative vote of the holders of a majority of the outstanding shares of Common Stock; (b) by Owens Financial Group, Inc. pursuant to certain procedures set forth in the Management Agreement relating to changes in compensation; (c) automatically in the event of an assignment of the Management Agreement by Owens Financial Group, Inc. (with certain exceptions), unless consented to by Owens Realty Mortgage, Inc. with the approval of the board of directors and holders of a majority of the outstanding shares of Common Stock entitled to vote on the matter; (d) by us upon certain conditions set forth in the Management Agreement, including a breach thereof by Owens Financial Group, Inc.; or (e) by Owens Financial Group, Inc. upon certain conditions set forth in the Management Agreement, including a breach thereof by Owens Realty Mortgage, Inc. Consequently, it may be difficult to terminate our Management Agreement and replace Owens Financial Group, Inc. in the event that its performance does not meet our expectations or for other reasons, unless the conditions for termination of the Management Agreement are satisfied. The Management Agreement was negotiated by related parties and may not reflect terms as favorable as those subject to arm’s-length bargaining.

Owens Financial Group, Inc. will face conflicts of interest concerning the allocation of its personnel’s time.

Owens Financial Group, Inc. and William C. Owens, who owns 56.0976% of the outstanding shares of stock of Owens Financial Group, Inc., anticipate that they may also sponsor other real estate programs having investment objectives and policies similar to ours. As a result, Owens Financial Group, Inc. and William C. Owens may have conflicts of interest in allocating their time and resources between our business and other activities. During times of intense activity in other programs and ventures, Owens Financial Group, Inc. and its key people will likely devote less time and resources to our business than they ordinarily would. Our Management Agreement with Owens Financial Group, Inc. does not specify a minimum amount of time and attention that Owens Financial Group, Inc. and its key people are required to devote to Owens Realty Mortgage, Inc. Thus, Owens Financial Group, Inc. may not spend sufficient time managing our operations, which could result in our not meeting our investment objectives. Currently, Owens Financial Group, Inc. does not sponsor other real estate programs or any other programs that have an objective and policies similar to those of Owens Realty Mortgage, Inc. or OMIF.

Owens Financial Group, Inc. will face conflicts of interest arising from our fee structure.

Owens Financial Group, Inc. will receive fees from borrowers that would otherwise increase our returns. Because Owens Financial Group, Inc. receives all of these fees, our interests will diverge from those of Owens Financial Group, Inc. and William C. Owens when Owens Financial Group, Inc. decides whether we should charge the borrower higher interest rates or Owens Financial Group, Inc. should receive higher fees from borrowers.

Owens Financial Group, Inc. earned a total of approximately $1,425,000 for the nine months ended September 30, 2012 and approximately $2,577,000 and $2,457,000 for each of the fiscal years ended December 31, 2011 and 2010, respectively, for managing OMIF. In addition, Owens Financial Group, Inc. earned a total of approximately $60,000, $955,000 and $227,000 in fees from borrowers for the nine months ended September 30, 2012 and the fiscal years ended December 31, 2011 and 2010, respectively. The total amount earned by Owens Financial Group, Inc. that is paid by borrowers represents fees on loans originated or extended for OMIF (including loans fees, late payment charges and miscellaneous fees).

With respect to properties we acquire through foreclosure, we may be unable to renew leases or re-lease space as leases expire on favorable terms or at all, which could have a material adverse effect on our financial condition, results of operations, cash flow, cash available for distribution to you, per share trading price of our Common Stock and our ability to satisfy our debt service obligations.

Because we compete with a number of real estate operators in connection with the leasing of our properties, the possibility exists that one or more of our tenants will extend or renew its lease with us when the lease term expires on terms that are less favorable to us than the terms of the then-expiring lease, or that such tenant or tenants will not renew at all. Because we depend, in large part, on rental payments from our tenants, if one or more tenants renews its lease on terms less favorable to us or does not renew its lease, or if we do not re-lease a significant portion of the space made available, our financial condition, results of operations, cash flow, cash available for distribution, per-share trading price of our Common Stock and ability to satisfy our debt service obligations could be materially adversely affected.

If any of our foreclosed properties incurs a vacancy, it could be difficult to sell or re-lease.

One or more of our properties may incur a vacancy by either the continued default of a tenant under its lease or the expiration of one of our leases. Certain of our properties may be specifically suited to the particular needs of a tenant (e.g., a retail bank branch or distribution warehouse), and major renovations and expenditures may be required in order for us to re-lease vacant space for other uses. We may have difficulty obtaining a new tenant for any vacant space we have in our properties. If the vacancy continues for a long period of time, we may suffer reduced revenues, resulting in less cash available to be distributed to you. In addition, the resale value of a property could be diminished because the market value of a particular property will depend principally upon the value of the leases of such property.

Our properties may be subject to impairment charges.

We periodically evaluate our real estate investments for impairment indicators. The judgment regarding the existence of impairment indicators is based on factors such as market conditions, tenant performance and legal structure. For example, the early termination of, or default under, a lease by a tenant may lead to an impairment charge. If we determine that an impairment has occurred, we would be required to make an adjustment to the net carrying value of the property, which could have a material adverse effect on our results of operations in the period in which the impairment charge is recorded.

Operating expenses of our properties acquired through foreclosure will reduce our cash flow and funds available for future distributions.

For certain of our properties acquired through foreclosure, we are responsible for operating costs of the property. In some of these instances, our leases require the tenant to reimburse us for all or a portion of these costs, in the form of either an expense reimbursement or increased rent. Our reimbursement may be limited to a fixed amount or a specified percentage annually. To the extent operating costs exceed our reimbursement, our returns and net cash flows from the property and hence our overall operating results and cash flows could be materially adversely affected.

We would face potential adverse effects from tenant defaults, bankruptcies or insolvencies.

The bankruptcy of our tenants may adversely affect the income generated by our properties. If our tenant files for bankruptcy, we generally cannot evict the tenant solely because of such bankruptcy. In addition, a bankruptcy court could authorize a bankrupt tenant to reject and terminate its lease with us. In such a case, our claim against the tenant for unpaid and future rent would be subject to a statutory cap that might be substantially less than the remaining rent actually owed under the lease, and it is unlikely that a bankrupt tenant would pay in full amounts it owes us under the lease. Any shortfall resulting from the bankruptcy of one or more of our tenants could adversely affect our cash flow and results of operations.

We face intense competition, which may decrease or prevent increases in the occupancy and rental rates of our properties.

We compete with numerous developers, owners and operators of retail, industrial and office real estate, many of which own properties similar to ours in the same markets in which our properties are located. If one of our properties becomes vacant and our competitors offer space at rental rates below current market rates, or below the rental rates we currently charge our tenants, we may lose existing or potential tenants and we may be pressured to reduce our rental rates below those we currently charge or to offer substantial rent abatements. As a result, our financial condition, results of operations, cash flow, per share trading price of our Common Stock and ability to satisfy our debt service obligations and to make distributions to you may be adversely affected.

We may be required to make significant capital expenditures to improve our foreclosed properties in order to retain and attract tenants, causing a decline in operating revenue and reducing cash available for debt service and distributions to you.

If adverse economic conditions continue in the real estate market, we expect that, upon expiration of leases at our properties, we will be required to make rent or other concessions to tenants, and/or accommodate requests for renovations, build-to-suit remodeling and other improvements. As a result, we may have to make significant capital or other expenditures in order to retain tenants whose leases expire and to attract new tenants. Additionally, we may need to raise capital to make such expenditures. If we are unable to do so or capital is otherwise unavailable, we may be unable to make the required expenditures. This could result in non-renewals by tenants upon expiration of their leases, which would result in declines in revenue from operations and reduce cash available for debt service and distributions to you.

United States Federal Income Tax Risks Relating to Our REIT Qualification

Our failure to qualify as a REIT would subject us to U.S. federal income tax, which would reduce amounts available for distribution to our stockholders.

Following the REIT conversion, we intend to elect to be taxed as a REIT under the Code. Our qualification as a REIT requires us to satisfy numerous requirements (some on an annual and quarterly basis) established under highly technical and complex Code provisions for which there are only limited judicial or administrative interpretations and involves the determination of various factual matters and circumstances not entirely within our control. We intend that our organization and method of operation will enable us to qualify as a REIT, but we may not so qualify or we may not be able to remain so qualified in the future. Future legislation, new regulations, administrative interpretations or court decisions could adversely affect our ability to qualify as a REIT or adversely affect our stockholders.

If we fail to qualify as a REIT in any taxable year, we would be subject to U.S. federal income tax (including any applicable alternative minimum tax) on our taxable income at corporate rates, and we would not be allowed to deduct distributions made to our stockholders in computing our taxable income. We may also be disqualified from treatment as a REIT for the four taxable years following the year in which we failed to qualify. The additional tax liability would reduce our net earnings available for investment or distribution to stockholders. In addition, we would no longer be required to make distributions to our stockholders. Even if we continue to qualify as a REIT, we will continue to be subject to certain U.S. federal, state and local taxes on our income and property.

Changes in the tax laws could make investments in REITs less attractive and could reduce the tax benefits of our REIT conversion.

The U.S. federal income tax laws governing REITs and the administrative interpretations of those laws may be amended or changed at any time. Any of those new laws or interpretations may take effect retroactively and could adversely affect us or you as a stockholder.

Taxable REIT subsidiaries are subject to corporate-level tax, which may devalue our Common Stock relative to other companies.

Taxable REIT subsidiaries are corporations subject to corporate-level tax. Owens Realty Mortgage, Inc.’s use of taxable REIT subsidiaries may cause the market to value its Common Stock lower than the stock of other publicly traded REITs which may not use taxable REIT subsidiaries and lower than the equity of mortgage pools taxable as non-publicly traded partnerships, which generally are not subject to any U.S. federal income taxation on their income and gain.

Distributions from a REIT are currently taxed at a higher rate than corporate distributions.

The maximum U.S. federal income tax rate on both distributions from certain domestic and foreign corporations and net capital gain for individuals is 20%. However, this rate of tax on distributions generally will not apply to our distributions (except those distributions identified by Owens Realty Mortgage, Inc. as “capital gain dividends” which are taxable as long-term capital gain), and therefore such distributions generally will be taxed as ordinary income. Ordinary income generally is subject to U.S. federal income tax at a maximum rate of 39.6% for individuals. The higher tax rate on Owens Realty Mortgage, Inc.’s distributions may cause the market to devalue our Common Stock relative to stock of those corporations whose distributions qualify for the lower rate of taxation.

A portion of our business is potentially subject to prohibited transactions tax.

As a REIT, we will be subject to a 100% tax on our net income from “prohibited transactions.” In general, prohibited transactions are sales or other dispositions of property to customers in the ordinary course of business. Sales by us of property in the course of our business will generally constitute prohibited transactions.

We intend to hold certain property foreclosed upon by OMIF prior to the REIT conversion through one or more wholly-owned corporate taxable REIT subsidiaries to avoid the 100% tax on prohibited transactions. Foreclosed property that will be held for investment will not be transferred to corporate taxable REIT subsidiaries. In lieu of placing properties in taxable REIT subsidiaries, we may also sell foreclosed properties prior to the REIT conversion, which could result in a lower amount realized by us than if such properties were sold at a later date. Under the Code, no more than 25% of the value of the assets of a REIT may be represented by securities of one or more taxable REIT subsidiaries, and a taxable REIT subsidiary generally cannot operate a lodging or health care facility. These limitations may limit our ability to hold properties through taxable REIT subsidiaries. In the event that we determine that the foreclosed properties are held for investment and, therefore, are not subject to the 100% tax on prohibited transactions, there is no guarantee that the IRS will agree with our determination. Finally, in the event that any of our foreclosed properties constitute lodging or health care facilities that cannot be operated by a taxable REIT subsidiary, such properties will be operated by an “eligible independent contractor,” as defined in Section 856(d)(9)(A) of the Code.

Our use of taxable REIT subsidiaries may have adverse U.S. federal income tax consequences.

We must comply with various tests to qualify and continue to qualify as a REIT for U.S. federal income tax purposes, and our income from and investments in taxable REIT subsidiaries do not constitute permissible income and investments for purposes of some of the REIT qualification tests. While we will attempt to ensure that our dealings with our taxable REIT subsidiaries will not adversely affect our REIT qualification, we cannot assure you that we will successfully achieve that result. Furthermore, we may be subject to a 100% penalty tax, or our taxable REIT subsidiaries may be denied deductions, to the extent our dealings with our taxable REIT subsidiaries are not deemed to be arm’s length in nature.

We may endanger our REIT status if the distributions we receive from our taxable REIT subsidiaries exceed applicable REIT gross income tests.

The annual gross income tests that must be satisfied to ensure REIT qualification may limit the amount of dividends that we can receive from our taxable REIT subsidiaries and still maintain our REIT status. Generally, not more than 25% of our gross income may be derived from non-real estate related sources, such as dividends from a taxable REIT subsidiary. If, for any taxable year, the dividends we receive from our taxable REIT subsidiaries, when added to our other items of non-real estate related income, represent more than 25% of our total gross income for the year, we could be denied REIT status, unless we were able to demonstrate, among other things, that our failure of the gross income test was due to reasonable cause and not willful neglect.

Risks of Ownership of Our Common Stock

A public market for our Common Stock may not develop or be maintained.

There has never been a public market for our Common Stock prior to the REIT conversion. Owens Realty Mortgage, Inc. will apply to list its Common Stock on the NYSE MKT or on a national securities exchange acceptable to Owens Realty Mortgage, Inc. Approval for listing of the shares on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., is a condition to consummation of the merger and REIT conversion. We cannot assure you that an established or liquid trading market for the Common Stock will develop or that it will continue if it does develop. In the absence of a public market, you may be unable to liquidate your investment in Owens Realty Mortgage, Inc.

The market price and trading volume of our Common Stock may be volatile following the REIT conversion.

The market price of our Common Stock may be highly volatile and be subject to wide fluctuations. In addition, the trading volume in our Common Stock may fluctuate and cause significant price variations to occur. Given our current redemption obligations, there may be significant initial downward pressure on the market price of our Common Stock after the REIT conversion as stockholders liquidate their investment in Owens Realty Mortgage, Inc. As of September 30, 2012, Limited Partners holding approximately 108,200,000 LP Units, representing approximately 38% of all outstanding LP Units and units represented by the Carried Interest and GP Contribution Interest, had requested withdrawals. These requests to redeem LP Units total approximately $102,192,000 (tax basis) and represent approximately 38% of OMIF’s total tax basis capital. Additionally, Owens Realty Mortgage, Inc. will be dissolved on December 31, 2034, unless our charter is amended. As we move closer to the dissolution date, we expect to stop making new loans, and we expect that our stock price will approach our book value per share.

We cannot assure you that the market price of our Common Stock will not fluctuate or decline significantly in the future. Some of the factors, many of which are beyond our control, that could negatively affect our stock price or result in fluctuations in the price or trading volume of our Common Stock include:

•	additional increases in loans defaulting or becoming non-performing or being written off;

•	actual or anticipated variations in our operating results or distributions;

•	publication of research reports about us or the real estate industry;

•	changes in market valuations of similar companies;

•	changes in tax laws affecting REITs;

•	adverse market reaction to any increased indebtedness we incur in the future; and

•	general market and economic conditions.

Market interest rates could have an adverse effect on our stock price.

One of the factors that will influence the price of our Common Stock will be the distribution return on our Common Stock (as a percentage of the price of our Common Stock) relative to market interest rates. Thus, an increase in market interest rates may lead prospective purchasers of our Common Stock to expect a higher distribution yield, which would adversely affect the market price of our Common Stock.

Due to the limitations of our anticipated share purchase program, even if the program is implemented, it may not sufficiently prevent the price of our Common Stock from declining significantly and you may not be able to receive liquidity through the program.

Following the REIT conversion, Owens Realty Mortgage, Inc. currently expects to establish a share purchase program designed to temporarily support the price of its Common Stock. However, the share purchase program is only expected to be in effect in the event the average closing price of a share of Common Stock is less than $12.50 over a consecutive two trading-day period. After the purchase program goes into effect it is expected to terminate upon the earliest of the following events: (i) at such time as the total number of shares purchased under the program exceeds 5% of the total shares of Common Stock outstanding immediately upon the effectiveness of the REIT conversion; (ii) at such time as total purchases made under the program exceed a cost to the Company of $7,000,000; or (iii) at such time as the average closing price of a share of Common Stock is at least $12.50 over a ten consecutive trading-day period.

As a result, the program may be insufficient to support the price of our Common Stock if a large volume of sales of shares of our Common Stock decrease the prevailing market price of our Common Stock. Even if a substantial number of sales of our Common Stock shares are not affected, the mere perception of the possibility of these sales could depress the market price of our Common Stock.

Additionally, the share purchase program we are considering is expected to expire upon any of the above described termination events. As a result, your ability to receive liquidity on your investment through the program may be restricted. You should not rely on our expected share purchase program to provide you with liquidity.

Under the anticipated terms of the share purchase program we are considering, the program may terminate prior to any share purchases occurring under the program.

Among other possible termination events, the share purchase program we are considering is expected to terminate at such time as the average closing price of a share of Common Stock is at least $12.50 over a ten consecutive trading-day period. Accordingly, if our Common Stock trades at or above $12.50 over a ten consecutive trading-day period immediately following the REIT conversion, the share purchase program may terminate prior to any share purchases occurring under the program.

Risks Related to Our Organization and Structure

Our charter restricts the ownership and transfer of our outstanding stock, which may have the effect of delaying, deferring or preventing a transaction or change of control of Owens Realty Mortgage, Inc.

In order for us to qualify as a REIT, no more than 50% of the value of outstanding shares of our stock may be owned, beneficially or constructively, by five or fewer individuals at any time during the last half of each taxable year other than the year for which we elect to be taxed as a REIT. Subject to certain exceptions, our charter prohibits any stockholder from owning actually or constructively more than 9.8%, in value or in number of shares, whichever is more restrictive, of the outstanding shares of our Common Stock, and 9.8% in value of the outstanding shares of all classes or series of our stock. The constructive ownership rules under the Code are complex and may cause the outstanding stock owned by a group of related individuals or entities to be deemed to be constructively owned by one individual or entity. As a result, the acquisition of less than 9.8% of our outstanding Common Stock or the outstanding shares of all classes or series of our stock by an individual or entity could cause that individual or entity to own constructively in excess of the relevant ownership limits. Our charter also prohibits any person from owning shares of our stock that would result in our being “closely held” under Section 856(h) of the Code or otherwise cause us to fail to qualify as a REIT. Any attempt to own or transfer shares of our Common Stock in violation of these restrictions may result in the shares being automatically transferred to a charitable trust or may be void.

Certain provisions of Maryland law may limit the ability of a third party to acquire control of Owens Realty Mortgage, Inc.

Following the REIT conversion, you will be a stockholder of Owens Realty Mortgage, Inc. The charter and bylaws of Owens Realty Mortgage, Inc. and Maryland corporate law contain provisions (as further described under “Certain Provisions of Maryland Law and of Our Charter and Bylaws” and “Comparison of Rights of Limited Partners of OMIF and Stockholders of Owens Realty Mortgage, Inc.”) that could delay, defer or prevent a transaction or a change in control of us that might involve a premium price for holders of our Common Stock or otherwise be in their best interests.

Subject to certain limitations, provisions of the MGCL prohibit certain business combinations between Owens Realty Mortgage, Inc. and an “interested stockholder” (defined generally as any person who beneficially owns 10% or more of the voting power of our outstanding voting stock or an affiliate or associate of us who beneficially owned 10% or more of the voting power of our then outstanding stock at any time during the two-year period immediately prior to the date in question) or an affiliate of an interested stockholder for five years after the most recent date on which the stockholder became an interested stockholder. After the five-year period, business combinations between us and an interested stockholder or an affiliate of an interested stockholder must generally either provide a minimum price (as defined in the MGCL) to our stockholders in cash or other consideration in the same form as previously paid by the interested stockholder or be recommended by our board of directors and approved by the affirmative vote of at least 80% of the votes entitled to be cast by holders of our outstanding shares of voting stock and at least two-thirds of the votes entitled to be cast by stockholders other than the interested stockholder and its affiliates and associates. These provisions of the MGCL relating to business combinations do not apply, however, to business combinations that are approved or exempted by our board of directors prior to the time that the interested stockholder becomes an interested stockholder. As permitted by the MGCL, our board of directors has adopted a resolution exempting any business combination between us and any other person, provided that the business combination is approved by our board of directors (including a majority of directors who are not affiliates or associates of such persons), and between us and Owens Financial Group, Inc. and its affiliates and associates. However, our board of directors may repeal or modify this resolution at any time in the future, in which case the applicable provisions of this statute will become applicable to business combinations between us and interested stockholders.

The “control share” provisions of the MGCL provide that a holder of “control shares” of a Maryland corporation (defined as shares which, when aggregated with other shares controlled by the stockholder (except solely by virtue of a revocable proxy), entitle the stockholder to exercise one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) has no voting rights with respect to such shares except to the extent approved by our stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding votes entitled to be cast by the acquiror of control shares, our officers and our employees who are also our directors. Our bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of our stock. There can be no assurance that this provision will not be amended or eliminated at any time in the future.

Additionally, Title 3, Subtitle 8 of the MGCL permits our board of directors, without stockholder approval and regardless of any provision in our charter or bylaws, to elect to be subject to certain provisions of the MGCL that may have the effect of delaying, deferring or preventing a transaction or a change of control of Owens Realty Mortgage, Inc. that might involve a premium to the market price of our Common Stock or otherwise be in our stockholders’ best interests. We have not elected to be subject to any of the provisions of Title 3, Subtitle 8 of the MGCL. See “Certain Provisions of Maryland Law and of Our Charter and Bylaws.”

Our board of directors has the power to cause us to issue additional shares of our stock without stockholder approval.

Our charter authorizes us to issue additional authorized but unissued shares of common or preferred stock. In addition, our board of directors may, without stockholder approval, amend our charter to increase the aggregate number of our shares of stock or the number of shares of stock of any class or series that we have authority to issue and classify or reclassify any unissued shares of common or preferred stock and set the preferences, rights and other terms of the classified or reclassified shares. As a result, our board of directors may establish a series of shares of common or preferred stock that could delay or prevent a transaction or a change in control that might involve a premium price for our shares of Common Stock or otherwise be in the best interests of our stockholders. See “Description of Owens Realty Mortgage, Inc. Stock—Power to Reclassify Unissued Shares of Our Stock—Power to Increase or Decrease Authorized Shares of Stock and Issue Additional Shares of Common and Preferred Stock.”

Our rights and the rights of our stockholders to take action against our directors and officers are limited, which could limit your recourse in the event of actions not in your best interests.

Maryland law provides that a director has no liability in that capacity if he or she performs his or her duties in good faith, in a manner he or she reasonably believes to be in our best interests and with the care that an ordinarily prudent person in a like position would use under similar circumstances. As permitted by the MGCL, our charter limits the liability of our directors and officers to us and our stockholders for money damages, except for liability resulting from:

•	actual receipt of an improper benefit or profit in money, property or services; or

•	a final judgment based upon a finding of active and deliberate dishonesty by the director or officer that was material to the cause of action adjudicated.

In addition, our charter authorizes us to obligate ourselves to indemnify our present and former directors and officers for actions taken by them in those and other capacities to the maximum extent permitted by Maryland law. Our bylaws require us to indemnify, to the maximum extent permitted by Maryland law, each present or former director or officer who is made, or threatened to be made, a party to any proceeding because of his or her service to us. In addition, we may be obligated to advance the defense costs incurred by our directors and officers. See “Certain Provisions of Maryland Law and of Our Charter and Bylaws—Indemnification and Limitation of Liability of Directors and Officers.”

VOTING AND PROXIES

This proxy statement/prospectus is being furnished to you in connection with the solicitation of proxies by the board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, for use at the special meeting for the purposes described in this proxy statement/prospectus and in the accompanying notice of special meeting of Limited Partners of OMIF.

Date, Time and Place of the Special Meeting

The special meeting of Limited Partners of OMIF will be held on April 3, 2013 at 1:00 p.m., local time, at the Walnut Creek Marriott, 2355 N. Main Street, Walnut Creek, CA 94596.

Purpose of the Special Meeting

At the special meeting, holders of record of LP Units as of the close of business on the record date will be eligible to vote upon the following proposal:

•
To adopt and approve the agreement and plan of merger between OMIF and Owens Realty Mortgage, Inc., and to approve the transactions contemplated thereby, pursuant to which the REIT conversion will be effected; and

•	To transact any other business that is properly brought before the special meeting or at any adjournments or postponements thereof.

Recommendation of Owens Financial Group, Inc., the General Partner

The board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, has unanimously approved the merger agreement, the REIT conversion and the other transactions contemplated by the merger agreement and has determined that these actions are advisable and in the best interests of OMIF and its Limited Partners. The board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, unanimously recommends that you vote “FOR” the adoption and approval of the merger agreement, which will effect the REIT conversion, and the approval of the other transactions contemplated by the merger agreement.

As of the close of business on the record date, Owens Financial Group, Inc. owned approximately 1,041,433 LP Units; however, Owens Financial Group, Inc. is not entitled to vote such LP Units with respect to the merger. William C. Owens owns 56.0976% of the capital stock of Owens Financial Group, Inc., and each of Bryan H. Draper, William E. Dutra and Andrew J. Navone owns 14.6341% of the capital stock of Owens Financial Group, Inc. As of the close of business on the record date, directors and executive officers of Owens Financial Group, Inc. and Owens Realty Mortgage, Inc. owned and were entitled to vote approximately 1,416,879 LP Units, representing approximately 0.51% of the LP Units entitled to vote with respect to the merger proposal. We expect that Owens Financial Group, Inc.’s and Owens Realty Mortgage, Inc.’s directors and executive officers will vote all of their LP Units “FOR” the merger proposal. LP Units held by Owens Financial Group, Inc. will not count for purposes of determining the existence of a quorum or the approval of the merger agreement and the transactions contemplated thereby by the Limited Partners.

Record Date and Unit Information

The board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, has fixed the close of business on January 28, 2013 as the record date for the determination of Limited Partners entitled to receive notice of, and to vote at, the special meeting. As of the close of business on the record date, there were approximately 277,564,089 LP Units outstanding and entitled to vote and approximately 2,463 holders of record entitled to vote. Each OMIF unit has one vote on all matters properly brought before the special meeting or at any adjournments or postponements of the special meeting.

Quorum; Vote Required

We must have a quorum at the special meeting to transact any business. This means that a majority of our outstanding LP Units (excluding LP Units held by Owens Financial Group, Inc.) must be represented in person or by proxy at the special meeting. If a properly executed proxy card is returned and the holder of LP Units has abstained from voting, the LP Units represented by the proxy will be counted for purposes of determining the presence of a quorum at the special meeting. An abstention on the merger proposal will have the effect of a vote cast against such proposal. If you fail to return a proxy card or attend the special meeting and do not vote, it will have the same effect as a vote against the merger proposal.

The adoption and approval of the merger agreement and the approval of the transactions contemplated thereby requires an affirmative vote of the holders of a majority of outstanding LP Units entitled to vote at the special meeting (excluding LP Units held by Owens Financial Group, Inc.). A vote for the adoption and approval of the merger agreement has the effect of approving the REIT conversion and the related transactions contemplated by the merger agreement. We have attached a copy of the merger agreement as Annex A to this proxy statement/prospectus. If Limited Partners approve the merger agreement, OMIF will not make any material changes to it unless further Limited Partner approval is obtained.

OMIF reserves the right to cancel or defer the merger even if Limited Partners of OMIF vote to approve the merger agreement and the transactions contemplated thereby and the other conditions to the consummation of the merger are satisfied or waived if the board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, determines that the merger is no longer in the best interests of OMIF and its Limited Partners. There is no time limit for OMIF to cancel or defer the merger.

You are not entitled to dissenters’ rights of appraisal as a result of the merger and REIT conversion.

LP Units Owned by Directors and Executive Officers of Owens Financial Group, Inc. and Owens Realty Mortgage, Inc.

As of the record date, the directors and executive officers of Owens Financial Group, Inc., the sole general partner of OMIF, and of Owens Realty Mortgage, Inc., as a group, beneficially owned and were entitled to vote approximately 1,416,879 LP Units, representing approximately 0.51% of LP Units entitled to vote with respect to the merger proposal. Additionally, approximately 1,041,433 LP Units are held directly and indirectly by Owens Financial Group, Inc., in which William C. Owens owns a 56.0976% interest, and of which each of Bryan H. Draper, William E. Dutra, and Andrew J. Navone owns a 14.6341% interest; however, Owens Financial Group, Inc. is not entitled to vote its LP Units with respect to the merger proposal. None of the directors or executive officers of Owens Financial Group, Inc. or Owens Realty Mortgage, Inc. have entered into any voting agreements with respect to his votes on the merger proposal. However, we expect that the directors and executive officers of Owens Financial Group, Inc. and Owens Realty Mortgage, Inc. will vote all of their LP Units “FOR” the merger proposal, which will effect the REIT conversion.

Voting Procedures

Whether or not you expect to attend the special meeting in person, we urge you to authorize a proxy to vote your LP Units by signing, dating and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the special meeting. Submitting your proxy now will not prevent you from voting your LP Units at the special meeting if you desire to do so, as your vote by proxy is revocable at your option.

If you sign and return the proxy card at or before the special meeting, your LP Units will be voted as you specify on the proxy card. If you sign and return the proxy card but do not specify a vote, your LP Units will be voted “FOR” the merger proposal.

We will appoint an inspector of elections to count the votes cast in person or by proxy at the special meeting. If you mark your proxy to abstain from voting on any matter, your LP Units will be counted for purposes of determining the existence of a quorum, but will not be voted on that matter and will have the effect of a vote cast against such matter.

You may revoke your proxy at any time after you have sent in your proxy card and before your proxy is voted at the special meeting by:

•	giving written notice to our general partner at Owens Financial Group, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595 that you revoke your proxy;

•	completing and returning a new proxy card, dated as of a later date; or

•	attending the special meeting and voting in person, although attendance at the special meeting will not by itself revoke a proxy.

We are not aware of any matter that will be brought before the special meeting other than those described in this proxy statement/prospectus. If any other matters are properly presented at the special meeting, the persons appointed as proxies or their substitutes will have discretion to vote or act on the matter according to their best judgment and applicable law unless the proxy indicates otherwise.

Solicitation of Proxies and Expenses

OMIF intends to outsource its proxy solicitation to Georgeson, Inc., or Georgeson. Personnel for Georgeson will solicit proxies by telephone, mail and over the Internet. OMIF will bear the cost of this proxy solicitation, which is not anticipated to exceed $20,000.

Stockholder Proposals

Proposals that are intended to be presented by a stockholder at our 2014 annual meeting of stockholders and included in our proxy materials must be received at our principal offices at 2221 Olympic Boulevard, Walnut Creek, California 94595 within a reasonable time before we begin to print and send our proxy materials for the 2014 annual meeting, and must meet all of the other requirements of Rule 14a-8 promulgated under the Exchange Act. If a stockholder intends to present a proposal at our 2014 annual meeting of stockholders but will not seek the inclusion of such proposal in our proxy materials, then the proposal must be received by us not earlier than 150 days prior to the date of our 2014 annual meeting of stockholders or later than 120 days prior to the date of our 2014 annual meeting of stockholders.

MERGER PROPOSAL

ADOPTION AND APPROVAL OF THE MERGER AGREEMENT
PURSUANT TO WHICH THE REIT CONVERSION WILL BE EFFECTED

This section of this proxy statement/prospectus describes the background of the REIT conversion and certain organizational considerations. You can obtain a more complete understanding of the REIT conversion by reading the merger agreement, a copy of which is attached to this proxy statement/prospectus as Annex A and is incorporated into this proxy statement/prospectus by reference. You are encouraged to read the merger agreement and the other annexes to this proxy statement/prospectus carefully and in their entirety.

Background of the REIT Conversion

As of September 30, 2012, approximately 1,094 Limited Partners, representing approximately 44% of all Limited Partners, have requested redemption of approximately 108,200,000 LP Units. This represents approximately 38% of all outstanding LP Units and units represented by the Carried Interest and GP Contribution Interest. Although the LP Units are registered with the SEC, there is currently no trading market for the LP Units and Limited Partners seeking liquidity have to rely upon the redemption rights provided in the Partnership Agreement. These rights are subject to certain limitations, including a maximum limit which provides that in no event shall the sum of all redemptions permitted under the Partnership Agreement, together with certain permitted transfers and distributions of net proceeds under the Partnership Agreement, exceed 10% of the aggregate capital accounts of all outstanding Limited Partners’ LP Units in any calendar year. This limitation is in place to comply with a safe harbor provision under the tax law permitting OMIF to maintain its partnership status. The total redemption requests have exceeded the annual allowable limit such that requests would be fully subscribed through approximately 2017 for the vast majority of these accounts.

OMIF has been unable to honor its maximum allowable redemption requests, beginning January 1, 2009, due to insufficient cash, net of reserves, and until its bank line of credit was repaid in December 2010, due to restrictions under the terms of the line of credit. In addition, OMIF’s ability to make additional investments in mortgage loans, and thereby generate interest income, has been restricted by provisions within the Partnership Agreement that preclude the origination of investments while qualified redemption requests remain pending and unpaid. Any cash that has been distributed has been returned to all Limited Partners on a pro rata basis. Consequently, Limited Partners seeking to attain liquidity for their LP Units have been unable to do so.

On April 14, 2011, at a special meeting, management of Owens Financial Group, Inc. discussed the inability of Limited Partners to redeem LP Units and outlined potential strategic options. The discussion included the possible liquidation and dissolution of OMIF, the redemption of LP Units at some reduced valuation, and the conversion into a publicly-traded REIT. The discussion included a review of OMIF’s:

• outstanding loan portfolio;
• real-estate-owned portfolio and current fair market values;
• financial statements;
• Partnership Agreement; and
• withdrawal request information.

After discussion of the various options, management concluded that it should (i) further evaluate the financial and tax implications of liquidating OMIF and (ii) perform due diligence related to a possible conversion to a publicly-traded REIT.

On or around May 26, 2011, representatives of OMIF met with representatives from Vestin Mortgage, or Vestin, a commercial lender, who in March 2006 completed the conversion of a limited liability company to a publicly-traded REIT. The parties discussed the process required to complete the conversion and the implications of a conversion for OMIF’s Limited Partners. The Vestin representatives and the representatives of OMIF also discussed the potential for downward pressure on the stock of the REIT resulting from the conversion at the time of listing as a result of the large number of redemption requests outstanding.

On July 6, 2011, at a special meeting, management of Owens Financial Group, Inc. discussed the REIT conversion process, benefits and drawbacks, and potential market interest for the REIT’s shares after the REIT conversion. Management concluded after consulting with broker dealers who make markets in REIT shares that OMIF’s tenure, historical performance and asset size were likely to be sufficient to result in a liquid market for the shares should OMIF complete a conversion. Management also discussed that the backlog of pending withdrawal requests would likely result in a near-term decline in the REIT share price in the event a significant number of Limited Partners seek to sell their shares soon after conversion. However, management believes that any near-term pressure on the share price would more than likely dissipate over time as the REIT, following its merger with OMIF, resumed its lending activities.

On August 9, 2011, at a special meeting, management of Owens Financial Group, Inc. discussed the results and findings of its due diligence process relating to the potential liquidity options. Management considered the implications of a complete liquidation of OMIF. It was determined that although the liquidation strategy could be undertaken most expeditiously, this option would probably result in a significant, unrecoverable loss of capital for the Limited Partners. Impaired loans and real estate owned represented more than approximately three-quarters of the total assets of OMIF. A liquidation strategy would likely result in sales at material discounts to the appraised values. Real estate values had only begun to stabilize. Many sectors of the market were trading at significant discounts to historical values. A complete liquidation of the assets would require the sale of properties that may be near their low point of value. Furthermore, once it was public knowledge that OMIF was liquidating its assets, potential buyers could use this fact to exert further downward pressure on asset prices. In addition, the costs associated with the administration of the liquidation of assets would be a significant expense to OMIF.

At this meeting, management also reviewed the concept of converting OMIF to a publicly-traded REIT. They considered the potential initial downward pressure on the value of publicly-traded shares, the near and long term liquidity benefits, and income generating potential for the REIT as a result of the resumption of lending activities.

In mid-August 2011, representatives of OMIF met with Ira Levine, a partner with the law firm of Levine, Garfinkel, Katz, LLP and counsel to Vestin, to discuss the REIT conversion process and the transaction costs. At this meeting Mr. Levine recommended that the representatives speak with Venable LLP, a Washington, D.C. based law firm that has represented many publicly-traded REITs in the United States. Soon thereafter, representatives of OMIF and Ira Levine held a conference call with James J. Hanks, Jr., a Baltimore, Maryland-based partner with Venable LLP. On this call the participants discussed the REIT conversion process, timeframes and costs, relevant aspects of Maryland law and Venable’s experience and track record. The participants also discussed the legal challenges involved with converting from a public partnership to a publicly-traded company. Following the meetings with both law firms, Owens Financial Group, Inc. decided to engage Levine, Garfinkel, Katz, LLP to provide an initial draft registration statement on Form S-4 followed by the engagement of Venable LLP as counsel in connection with the completion of the process.

In December 2011, OMIF engaged ValuCorp International, Inc., or ValuCorp, to begin a valuation of OMIF in a “liquidation scenario” (defined below). OMIF engaged ValuCorp based in part from an industry referral, and because it believed ValuCorp had the requisite competence and independence to prepare the liquidation analysis and their proposed fees and timing were reasonable. ValuCorp is an independent, full service business valuation firm with twelve professionals at seven offices across the country.

On May 22, 2012, management of Owens Financial Group, Inc. held a regularly scheduled meeting. At the meeting management reviewed the rationale for OMIF’s conversion to a publicly-traded REIT. The discussion considered the value of OMIF’s assets as well as information gathered from many meetings and conversations with persons knowledgeable about the process and the execution of a REIT offering. Management continued to believe that the REIT conversion remained in the best interests of the Limited Partners.

In August 2012, OMIF instructed ValuCorp to complete the valuation of OMIF in a “liquidation scenario” (defined as the sale of assets for the purpose of attaining an orderly liquidation value, based on a hypothetical cash sale within one year of June 30, 2012). In connection with the preparation of its valuation report, ValuCorp performed onsite due diligence, interviewed management, reviewed OMIF’s public SEC filings, analyzed general economic conditions, as well as the outlook for the commercial specialty lender industry and performed other analyses and investigations which it deemed appropriate and consistent with accepted business valuation techniques. No limitations were placed on ValuCorp’s analysis. ValuCorp presented their final orderly liquidation valuation opinion and concluded that, in a one year, orderly liquidation scenario, the value of the LP Units was $139,202,392 or $0.49964 per LP

Unit. The valuation noted that “under an Orderly Liquidation scenario the actual value could be substantially lower.” The ValuCorp report defines an “Orderly Liquidation” as a liquidation value at which the assets are sold over a reasonable period of time to maximize proceeds received. ValuCorp earned approximately $37,000 as compensation for its work in connection with the foregoing. A copy of ValuCorp’s opinion, dated September 15, 2012 is attached as Annex E to this proxy statement/prospectus. The full text of the ValuCorp report has been filed with the SEC as an exhibit to the registration statement of which this proxy statement/prospectus is a part.

On September 27, 2012, the board of directors of Owens Financial Group, Inc., the sole general partner of OMIF, convened a special meeting to review and discuss the value of OMIF’s assets and the ValuCorp valuation opinion and report and to reexamine the liquidity scenarios. After the discussion, the board unanimously agreed that the conversion to a publicly-traded REIT is in the best interests of the Limited Partners and directed Owens Financial Group, Inc. to continue to take steps necessary to prepare for and effect the REIT conversion, subject to final board and Limited Partner approval.

During the fall of 2012, representatives of OMIF had various conversations with representatives from the New York Stock Exchange regarding the proposed REIT conversion and the qualifications for public listing. After discussing the qualitative and quantitative requirements, New York Stock Exchange personnel provided a verbal indication that based upon the information provided, Owens Realty Mortgage, Inc., following the REIT conversion would likely meet the standards for listing on the NYSE MKT. Subsequently, management of Owens Financial Group, Inc. provided information requested by the NYSE Regulations, Inc. for listing eligibility purposes. On November 30, 2012, Owens Realty Mortgage, Inc. received a letter indicating that NYSE Regulations, Inc. on behalf of NYSE MKT has cleared Owens Realty Mortgage, Inc. to file an original listing application to list on the NYSE MKT. This letter does not provide any guarantee that Owens Realty Mortgage, Inc. will be listed following the REIT conversion, but does permit Owens Realty Mortgage, Inc. to continue forward with the process toward seeking a listing on the NYSE MKT.

On January 23, 2013, the board of directors of Owens Financial Group, Inc. met to consider the proposed REIT conversion. After reconfirming its decision that the proposed REIT conversion is in the best interests of Limited Partners, the board authorized the execution of the merger agreement and approved the merger that will effect the REIT conversion, subject to certain conditions contained in the merger agreement, including Limited Partner approval. On the same date, the board of directors of Owens Realty Mortgage, Inc., after determining that the REIT conversion is in the best interests of Owens Realty Mortgage, Inc., authorized the execution of the merger agreement and approved the merger that will affect the REIT conversion, subject to certain conditions contained in the merger agreement. On January 23, 2013, Owens Realty Mortgage, Inc. and OMIF entered into the merger agreement.

Our Reasons for the REIT Conversion

The board of Owens Financial Group, Inc., the sole general partner of OMIF, has unanimously determined that the merger, which will affect the REIT conversion, and the related restructuring transactions are fair to, and in the best interests of, OMIF and its Limited Partners. In reaching its determination, the board consulted with OMIF’s legal advisors with respect to the tax implications of the reorganization and related REIT qualifications, as well as with management of Owens Financial Group, Inc. and other internal and external sources deemed to be reliable and competent as to the process and potential outcomes. The factors considered by the board included, without limitation, the following:

•
To provide liquidity opportunities (post-conversion) for OMIF’s Limited Partners as Owens Realty Mortgage, Inc. will list shares of its Common Stock on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc. Approval for listing of the post-conversion shares on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., is a condition to the consummation of the merger and REIT conversion;

•	To provide the opportunity to resume commercial mortgage lending activities, with the goal of increasing monthly income and distributions to stockholders;

•	To maximize the availability of assets for investment in commercial mortgage loans by eliminating the need to satisfy redemption requests; and

•
To expand Owens Realty Mortgage, Inc.’s base of potential stockholders. By listing on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., and providing positive operating performance, Owens Realty Mortgage Inc.’s stockholder base may expand as a greater number of potential investors, attracted to yield, will be exposed to Owens Realty Mortgage, Inc., which may improve the overall liquidity of the Common Stock.

The board also weighed the advantages against the potential risks of the REIT conversion, including:

•	The need to comply with the highly complicated REIT qualification provisions under the Code;

•	The backlog of redemption requests could result in a near-term decline in the stock price of Owens Realty Mortgage, Inc. due to a large number of Limited Partners attempting to sell their shares;

•	The listing (or quoting) of the shares, post-conversion, without a concurrent capital offering attracting additional investors could negatively impact the price per share in the near-term;

•	The market price of the shares could be reduced until such time that net income distributions become commensurate with industry expectations; and

•	The potential risks discussed in “Risk Factors – Risks and Effects of the Merger and the REIT Conversion” beginning on page 19.

The foregoing discussion includes the material information and factors considered by the board of Owens Financial Group, Inc., the sole general partner of OMIF. The board did not quantify or otherwise assign relative weights to the particular factors considered but conducted an overall analysis of the information presented to, and considered by, it in reaching its determination.

Organizational Actions

We formed Owens Realty Mortgage, Inc. as a Maryland corporation because we believe that Maryland law is generally favorable to organizing and conducting business as a REIT. As discussed below, Maryland law facilitates qualification as a REIT by authorizing the charter of a Maryland corporation to provide for restrictions on ownership and transferability designed to permit a corporation to qualify as a REIT under the Code or for any other purpose. In addition, unlike other states, including Delaware, Maryland does not presently impose a franchise tax on corporations, which will result in cost savings to us in annual franchise tax payments and related fees. Maryland’s status as a jurisdiction favorable to REITs is evidenced by the large number of publicly-traded REITs that have chosen to operate as a regular Maryland corporation or as a special statutory Maryland real estate investment trust.

To satisfy certain requirements that are applicable to REITs and to limit stock ownership above certain levels, Owens Realty Mortgage, Inc. has included restrictions on ownership and transfer of Common Stock in its charter. Under the laws of some states, including Delaware, such restrictions would not be binding with respect to securities issued before adoption of the restriction unless holders of such securities agree to or vote for such restriction. Under Maryland law and because of the merger, however, all shares of Common Stock issued in the merger and thereafter would be subject to the ownership and transfer limits in the Owens Realty Mortgage, Inc. charter, for which authority exists under Maryland law.

Pursuant to the Owens Realty Mortgage, Inc. charter, if certain proposed transfers of stock or other events occur that result in a person owning shares in excess of the ownership limit, then that number of shares of stock actually or constructively owned by that person in violation of the ownership limit will be automatically transferred to a trust for the exclusive benefit of one or more charitable beneficiaries. The intended transferee will not acquire any rights in the shares. Shares held by the trustee will constitute issued and outstanding shares of stock. The trustee of the trust will have all voting rights and rights to dividends or other distributions with respect to shares held in the trust, which rights will be exercised for the exclusive benefit of the charitable beneficiary. Any dividend or other distribution paid before Owens Realty Mortgage, Inc.’s discovery that shares of stock have been transferred to the trust must be paid to the trustee upon demand and any dividend or other distribution authorized but unpaid must be paid when due to the trustee. Any dividends or distributions paid to the trustee will be held in trust for the charitable beneficiary. Subject to Maryland law, effective as of the date that such shares have been transferred to the trustee, the trustee will have the authority (at the trustee’s sole discretion) (1) to rescind as void any vote cast by the intended transferee before Owens Realty Mortgage, Inc.’s discovery that such shares have been transferred to the trustee and (2) to recast such vote in accordance with the desires of the trustee acting for the benefit of the charitable beneficiary. However, if Owens Realty Mortgage, Inc. has already taken irreversible corporate action, then the trustee may not rescind and recast such vote.

Prior to the consummation of the REIT conversion, we intend to transfer various properties that OMIF foreclosed upon to one or more wholly-owned corporate taxable REIT subsidiaries in order to comply with certain REIT qualification restrictions and to avoid penalty taxes on any income from the future sale of these properties. Income from these wholly-owned taxable REIT subsidiaries will be either distributed to Owens Realty Mortgage, Inc., where it will contribute to income available for distribution to our stockholders or be reinvested into Owens Realty Mortgage, Inc.’s business, or be retained by the taxable REIT subsidiaries and used to fund their operations. In lieu of placing properties in taxable REIT subsidiaries, we may also sell foreclosed properties prior to the REIT conversion, which could result in a lower amount realized by us than if such properties were sold at a later date.

In the event Limited Partners of OMIF do not approve the merger agreement and the transactions contemplated thereby, and consequently the REIT conversion, at the special meeting, OMIF will continue to operate as a California Limited Partnership, the merger will not take place and the other transactions comprising the conversion to a REIT will not be completed at this time.

OMIF reserves the right to cancel or defer the merger even if Limited Partners of OMIF vote to approve the merger agreement and the transactions contemplated thereby and the other conditions to the consummation of the merger are satisfied or waived if the board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, determines that the merger is no longer in the best interests of OMIF and its Limited Partners. There is no time limit for OMIF to cancel or defer the merger.

TERMS OF THE MERGER

The following is a summary of the material terms of the merger agreement. This summary is qualified in its entirety by reference to the merger agreement attached to this proxy statement/prospectus as Annex A and incorporated herein by reference. You should read carefully the merger agreement in its entirety as it is the legal document that governs the merger.

Structure and Completion of the Merger

The merger agreement provides that OMIF will merge with and into Owens Realty Mortgage, Inc., whereupon the separate existence of OMIF will cease and Owens Realty Mortgage, Inc. will be the surviving entity in the merger. At the effective time of the merger, each outstanding 25 LP Units will be converted into one share of Common Stock. The units of OMIF representing the general partner interest of Owens Financial Group, Inc. will be treated as follows: (a) the 1,496,600 units representing the Carried Interest will be cancelled upon consummation of the merger; and (2) the approximate 1,378,256 units representing the GP Contribution Interest will be converted into shares of Common Stock in the same manner LP Units are converted into shares of Common Stock. The 1,000 shares of Common Stock owned by William C. Owens, the sole stockholder of Owens Realty Mortgage, Inc. prior to the REIT conversion, will be cancelled in exchange for $1,000 in the merger. No fractional shares of Common Stock will be issued in connection with the merger. Instead, cash adjustments will be paid in respect of any shares of Common Stock that would otherwise be issuable, and the amount of such cash adjustments shall be determined in good faith by the board of directors of Owens Realty Mortgage, Inc. In connection with the merger, Owens Realty Mortgage, Inc. will directly or indirectly succeed to and continue to operate all of the business of OMIF.

OMIF anticipates that the merger will become effective as promptly as practicable following approval by the OMIF Limited Partners of the merger agreement and the transactions contemplated thereby at the special meeting and satisfaction or waiver of the other conditions to the merger. If Limited Partners approve the merger agreement and the transactions contemplated thereby, no material changes will be made to it unless further Limited Partner approval is obtained. The merger agreement provides that OMIF and Owens Realty Mortgage, Inc. may abandon the merger at any time before its effectiveness by mutual consent. OMIF and Owens Realty Mortgage, Inc. have no current intention of abandoning the merger after the special meeting if approval is obtained and the other conditions to the merger are satisfied or waived. See “Terms of Merger - Conditions to the Merger.”

The board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, and the board of directors of Owens Realty Mortgage, Inc. have both approved the merger agreement and the transactions contemplated by the merger agreement, subject to approval of the Limited Partners of OMIF. Assuming the Limited Partners of OMIF approve the merger agreement and the transactions contemplated thereby at the special meeting and the other conditions to the merger are satisfied or waived, the merger will become effective at the time set forth in the articles of merger and certificate of merger or the later of the time: (a) the articles of merger are accepted for record by the SDAT in accordance with Maryland law or (b) the certificate of merger is accepted for filing by the California Secretary of State in accordance with the California Corporations Code.

It is expected that our Common Stock will be approved for listing on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., at or before the effective time of the merger. If the shares of Common Stock are not approved for listing on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., we will not consummate the merger.

Other Effects of the Merger

We expect the following to occur in connection with the merger:

•
Charter Documents and Governing Law. Owens Realty Mortgage, Inc. and its stockholders will be governed by Maryland law and the charter and bylaws of Owens Realty Mortgage, Inc., copies of which are attached to this proxy statement/prospectus as Annexes B and C, respectively.

•
Other Restructuring Transactions. Certain properties acquired through foreclosure prior to completion of the merger will be transferred to one or more wholly-owned corporate taxable REIT subsidiaries in order to comply with certain REIT qualification restrictions and to avoid penalty taxes on any income from the future sale of these properties. Properties held for investment will not be transferred to corporate subsidiaries. The composition and value of any assets to be transferred can only be determined at the time of the REIT conversion. In lieu of placing properties in taxable REIT subsidiaries, we may also sell foreclosed properties prior to the REIT conversion, which could result in a lower amount realized by us than if such properties were sold at a later date.

•
Directors and Officers. The director and officers of Owens Realty Mortgage, Inc. immediately before the merger will continue to be the director and officers, respectively, of Owens Realty Mortgage, Inc. immediately after the merger. Additionally, we expect that upon the consummation of the merger, four additional directors will be elected to the board of directors of Owens Realty Mortgage, Inc. See “Management—Directors and Executive Officers.”

•
Management Agreement. Owens Financial Group, Inc. will serve as the manager of Owens Realty Mortgage, Inc., subject to the oversight of the board of directors of Owens Realty Mortgage, Inc. pursuant to the terms and conditions of the form of Management Agreement attached as Annex D to this proxy statement/prospectus.

•
Listing of Owens Realty Mortgage, Inc. Common Stock. We expect that the Common Stock will trade on the NYSE MKT or on a national securities exchange acceptable to Owens Realty Mortgage, Inc. following completion of the merger. If the shares of Common Stock are not approved for listing on the NYSE MKT or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., we will not consummate the merger.

Conditions to the Merger

The respective obligations of OMIF and Owens Realty Mortgage, Inc. to complete the merger are subject to satisfaction or waiver of the conditions specified in the merger agreement. The closing conditions include:

•
Owens Realty Mortgage, Inc. Registration Statement. Owens Realty Mortgage, Inc.’s registration statement registering the shares of its Common Stock to be issued in the merger, of which this proxy statement/prospectus forms a part, must be effective, no stop order suspending its effectiveness may be in effect, and no proceeding for suspending its effectiveness may be pending or threatened by the SEC.

•
Limited Partner and Stockholder Approval. The merger agreement and the merger must be approved by Limited Partners holding a majority of the outstanding LP Units (excluding LP Units held by Owens Financial Group, Inc.). The merger agreement must be approved by the holders of a majority of the outstanding shares of Common Stock.

•	Exchange Listing. The Common Stock must have been approved for listing on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc.

•
Tax Opinion. OMIF must receive from counsel a legal opinion generally to the effect that (a) the merger qualifies as a transaction described in Section 351 of the Code and (b) Owens Realty Mortgage, Inc.’s organization and proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT for the taxable year 2013 and thereafter.

•
Adverse Legislation. No statute, rule, regulation, executive order, decree, injunction or other order may have been enacted, entered, promulgated or enforced by any court or governmental authority that has the effect of prohibiting the consummation of the merger.

•
Governmental and Third-Party Consents. Any necessary state and local governmental and third-party consents must have been received. Owens Financial Group, Inc., acting on behalf of OMIF, may waive this closing condition.

•
No Adverse Tax Legislation. Owens Financial Group, Inc., acting on behalf of OMIF, must have determined, in its sole discretion, that no legislation or proposed legislation with a reasonable possibility of being enacted would have the effect of impairing the ability of Owens Realty Mortgage, Inc. to qualify as a REIT.

Termination of the Merger Agreement

Either OMIF or Owens Realty Mortgage, Inc. may terminate the merger agreement at any time prior to the effective time if:

•	a governmental authority has issued a final, non-appealable order, decree or ruling, or taken any other action, that would permanently prohibit the merger;

•	the Limited Partners of OMIF fail to approve the merger agreement and the resulting merger;

•	the stockholders of Owens Realty Mortgage, Inc. fail to approve the merger; or

•	any other closing condition is not satisfied or waived.

OMIF has no current intention of abandoning the merger after the special meeting if Limited Partner approval is obtained and the other conditions to the merger are satisfied or waived. However, OMIF reserves the right to cancel or defer the merger even if Limited Partners of OMIF vote to approve the merger agreement and the transactions contemplated thereby and the other conditions to the consummation of the merger are satisfied or waived if the board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, determines that the merger is no longer in the best interests of OMIF and its Limited Partners. There is no time limit for OMIF to cancel or defer the merger.

Interests of Owens Financial Group, Inc. and Its Directors and Executive Officers, and the Directors and Executive Officers of Owens Realty Mortgage, Inc. in the REIT Conversion

If the REIT conversion is consummated, OMIF’s total capital will not continue to be reduced to satisfy redemption requests. Instead, the capital may be used to invest in new loans from which Owens Financial Group, Inc. can continue to earn fees. William C. Owens, the Chairman, President and Chief Executive Officer of Owens Financial Group, Inc. and the Chief Executive Officer, President, and director of Owens Realty Mortgage, Inc., owns 56.0976% of the capital stock of Owens Financial Group, Inc. and will benefit from any increase in the profitability of Owens Financial Group, Inc. Bryan H. Draper, a director and the Secretary and Chief Financial Officer of Owens Financial Group, Inc. and the Secretary, Chief Financial Officer, and Treasurer of Owens Realty Mortgage, Inc., William E. Dutra, a director and Senior Vice President of Owens Financial Group, Inc. and Andrew J. Navone, a director and a Senior Vice President of Owens Financial Group, Inc., each own 14.6341% of the capital stock of Owens Financial Group, Inc. and each will benefit from any increase in the profitability of Owens Financial Group, Inc. Except for the foregoing and except for the Management Agreement and the potential conflicts of interest that may arise with Owens Financial Group, Inc. managing our affairs, we are not aware of any interests of Owens Financial Group, Inc. or its directors and executive officers, or the directors and officers of Owens Realty Mortgage, Inc. in the merger that are different from, or in addition to, the interests of other Limited Partners of OMIF.

Regulatory Approvals

We are not aware of any U.S. federal, state or local regulatory requirements that must be complied with or approvals that must be obtained prior to consummation of the merger, other than:

•	compliance with applicable U.S. federal and state tax and securities laws; and

•	the filing and acceptance of articles of merger and a certificate of merger as required by the MGCL and the California Corporations Code, respectively.

Absence of Dissenters’ Rights

The Limited Partners of OMIF will not be entitled to dissenter’s rights of appraisal as a result of the merger and the REIT conversion.

Restrictions on Sales of Owens Realty Mortgage, Inc. Common Stock Issued in the Merger

Subject to the restrictions on ownership and transfer in Owens Realty Mortgage, Inc.’s charter, all shares of Common Stock that current OMIF Limited Partners receive pursuant to the merger will be freely transferable, except for shares received by persons deemed to be “affiliates” of OMIF or Owens Realty Mortgage, Inc. under the Securities Act. These affiliates may not sell their shares of Common Stock received in connection with the merger unless the sale, transfer or other disposition is:

•	made in conformity with the requirements of Rule 145(d) under the Securities Act;

•	made pursuant to an effective registration statement under the Securities Act; or

•	otherwise exempt from registration under the Securities Act.

Persons who may be deemed affiliates for this purpose generally include individuals or entities that control, are controlled by, or are under common control with, either OMIF, Owens Realty Mortgage, Inc. or Owens Financial Group, Inc., and may include some of each company’s respective directors and officers, as well as some of each company’s respective principal stockholders. The registration statement of which this proxy statement/prospectus forms a part does not cover the resale of shares of Common Stock to be received by affiliates in the merger.

Accounting Treatment of the Merger

OMIF owns all the operating assets and liabilities involved in the merger, and these assets will be transferred to Owens Realty Mortgage, Inc., as the surviving entity in the merger. These assets and liabilities will be transferred at historical carrying values in accordance with accounting principles generally accepted in the United States. The primary effect of the merger is reorganizing the equity structure available to investors and providing them with liquidity. Accordingly, equity balances will be recapitalized to reflect shares issued in the merger and REIT conversion.

OTHER RESTRUCTURING TRANSACTIONS; FORMATION OF TAXABLE REIT SUBSIDIARIES

We intend to effect certain structural changes prior to, or substantially concurrent with, the proposed merger. These restructuring transactions are designed to ensure, following consummation of the merger, Owens Realty Mortgage, Inc.’s eligibility to elect REIT status and to improve Owens Realty Mortgage, Inc.’s tax efficiency. For example, we intend to transfer to one or more wholly-owned corporate taxable REIT subsidiaries certain properties acquired through foreclosure prior to completion of the merger in order to comply with certain REIT qualification restrictions and to avoid penalty taxes on any income from the future sale of these properties. Properties held for investment will not be transferred to corporate subsidiaries. The composition and value of any assets to be transferred can only be determined at the time of the REIT conversion. In lieu of placing properties in taxable REIT subsidiaries, we may also sell foreclosed properties prior to the REIT conversion, which could result in a lower amount realized by us than if such properties were sold at a later date.

EXECUTIVE COMPENSATION

OMIF has no directors, officers or employees. Owens Financial Group, Inc. and its directors, officers and employees manage and control the affairs of OMIF, perform the day-to-day business of OMIF, and have general and final authority in all matters affecting OMIF’s business. OMIF does not pay or award any cash or equity compensation to any persons other than amounts paid to Owens Financial Group, Inc. under the terms of the Partnership Agreement. OMIF does not have any employment agreements with any person, any arrangement that provides for the payment of retirement benefits, or any change-in-control arrangements with any person.

The following tables summarize the compensation and reimbursed expenses paid to or earned by Owens Financial Group, Inc. for the nine months ended September 30, 2012, and the years ended December 31, 2011 and 2010, showing the actual amounts and the maximum allowable amounts. No other compensation was paid by OMIF or by OMIF borrowers to Owens Financial Group, Inc. during these periods. Such fees were established by Owens Financial Group, Inc. and were not determined by arms-length negotiation. For a summary of types of compensation described below, see “Related Party Transactions.”

	Nine Months Ended
	September 30, 2012
		Maximum
Form of Compensation	Actual	Allowable
Paid by OMIF:
Management Fees**	$1,301,000	$1,356,000
Servicing Fees	123,000	123,000
Carried Interest	—	—
Subtotal	$1,424,000	$1,479,000

Paid by Borrowers:
Acquisition and Origination Fees	$24,000	$24,000
Late Payment Charges	36,000	36,000
Miscellaneous Fees	—	—
Subtotal	$60,000	$60,000

Total	$1,484,000	$1,539,000

Reimbursement by OMIF of Other Expenses	$500,000	$500,000

	Year Ended
	December 31, 2011
		Maximum
Form of Compensation	Actual	Allowable
Paid by OMIF:
Management Fees**	$2,312,000	$2,909,000
Servicing Fees	264,000	264,000
Carried Interest	—	—
Subtotal	$2,576,000	$3,173,000

Paid by Borrowers:
Acquisition and Origination Fees	$168,000	$168,000
Late Payment Charges	779,000	779,000
Miscellaneous Fees	8,000	8,000
Subtotal	$955,000	$955,000

Total	$3,531,000	$4,128,000

Reimbursement by OMIF of Other Expenses	$641,000	$641,000

	Year Ended December 31, 2010
		Maximum
Form of Compensation	Actual	Allowable
Paid by OMIF:
Management Fees**	$1,966,000	$5,905,000
Servicing Fees	491,000	491,000
Carried Interest	—	—
Subtotal	$2,457,000	$6,396,000

Paid by Borrowers:
Acquisition and Origination Fees	$83,000	$83,000
Late Payment Charges	132,000	132,000
Miscellaneous Fees	12,000	12,000
Subtotal	$227,000	$227,000

Total	$2,684,000	$6,623,000

Reimbursement by OMIF of Other Expenses	$63,000	$63,000

** The management fees paid to Owens Financial Group, Inc. are determined by Owens Financial Group, Inc. within the limits set by the Partnership Agreement.

Aggregate actual compensation paid by OMIF and by borrowers to Owens Financial Group, Inc. during the nine months ended September 30, 2012 and the years ended December 31, 2011 and 2010, exclusive of expense reimbursement, was $1,484,000, $3,531,000 and $2,684,000, respectively, or 0.81%, 2.0% and 1.2%, respectively, of OMIF partners’ capital. If the maximum amounts had been paid to Owens Financial Group, Inc. during these periods, the compensation, excluding reimbursements, would have been $1,539,000, $4,128,000 and $6,623,000, respectively, or 0.84%, 2.3% and 3.1%, respectively, of partners’ capital.

Owens Financial Group, Inc. believes that the maximum allowable compensation payable to it is commensurate with the services provided. However, in order to maintain a competitive advantage for OMIF, Owens Financial Group, Inc. in the past has chosen not to take the maximum allowable compensation. However, due to reduced levels of mortgage investments held by OMIF, during the nine months ended September 30, 2012, Owens Financial Group, Inc. has chosen to take close to the maximum compensation that it is able to take pursuant to the Partnership Agreement and will likely continue to take the maximum compensation for the foreseeable future.

Owens Realty Mortgage, Inc. does not expect to have compensation policies or pay any compensation to any persons other than: (i) amounts paid to Owens Financial Group, Inc. as its manager under the terms of the Management Agreement attached hereto as Annex D; and (ii) board or committee meeting attendance fees that may be paid to directors. Owens Realty Mortgage, Inc. has yet to commence business and accordingly, its director and executive officers have not yet earned, been awarded, or been paid any compensation by any person.

No director or officer or employee of OMIF, Owens Realty Mortgage, Inc. or Owens Financial Group, Inc. will receive any type of compensation, whether present, deferred or contingent, that is based on, or otherwise relates to, the merger and REIT conversion proposed hereby.

MANAGEMENT AGREEMENT

The following is a summary of certain terms of the Management Agreement to be executed in connection with the REIT conversion. This summary is qualified in its entirety by reference to the form of Management Agreement attached to this proxy statement prospectus as Annex D and incorporated herein by reference. You should read carefully the Management Agreement in its entirety.

General Duties

Owens Financial Group, Inc. will serve as manager to Owens Realty Mortgage, Inc. and its subsidiaries after the REIT conversion. Subject to the oversight of Owens Realty Mortgage, Inc.’s board of directors and in accordance with Owens Realty Mortgage, Inc.’s charter and bylaws, Owens Financial Group, Inc. will be responsible for the day-to-day operations of Owens Realty Mortgage, Inc. and its subsidiaries and will perform such services and activities relating to the assets and operations of Owens Realty Mortgage, Inc. and its subsidiaries as may be appropriate, including:

•
serving as consultant to Owens Realty Mortgage, Inc. and its subsidiaries with respect to the formulation of investment criteria, interest rate risk management and preparation of policy guidelines by Owens Realty Mortgage, Inc.’s board of directors;

•
investigating, analyzing and selecting possible investment opportunities and acquiring, financing, retaining, selling, restructuring or disposing of investments consistent with Owens Realty Mortgage, Inc.’s investment policies;

•
with respect to prospective purchases, sales or exchanges of investments, conducting negotiations on behalf of Owens Realty Mortgage, Inc. and its subsidiaries with sellers, purchasers and brokers and, if applicable, their respective agents and representatives;

•
negotiating and entering into, on behalf of Owens Realty Mortgage, Inc. and its subsidiaries, repurchase agreements, credit finance agreements, securitizations, agreements relating to borrowings under programs established by the U.S. government, commercial papers, interest rate swap agreements and other hedging instruments, custodial agreements, warehouse facilities and all other agreements and engagements required for Owens Realty Mortgage, Inc. and its subsidiaries to conduct their business;

•	advising, negotiating, managing and overseeing the origination, extension, modification, re-financing, evaluation, selection, acquisition, processing, brokerage and servicing of mortgage loans;

•
foreclosing upon real property and other collateral on behalf of Owens Realty Mortgage, Inc. or any subsidiary and advising, developing, managing and either holding for investment on behalf of Owens Realty Mortgage, Inc. or any subsidiary, or disposing of real property or other collateral acquired by Owens Realty Mortgage, Inc. or any subsidiary through foreclosure of any secured assets, either directly or through general partnerships, joint ventures or otherwise;

•
coordinating and managing operations of any joint venture or co-investment interests held by Owens Realty Mortgage, Inc. and its subsidiaries and conducting all matters with the joint venture or co-investment partners;

•	providing executive and administrative personnel, office space and office services required in rendering services to Owens Realty Mortgage, Inc. and its subsidiaries;

•
administering the day-to-day operations and performing and supervising the performance of such other administrative functions necessary to the management of Owens Realty Mortgage, Inc. and its subsidiaries as may be agreed upon by Owens Financial Group, Inc. and Owens Realty Mortgage, Inc.’s board of directors, including the collection of revenues and the payment of the debts and obligations of Owens Realty Mortgage, Inc. and its subsidiaries and maintenance of appropriate computer and technological services to perform such administrative functions;

•
communicating on behalf of Owens Realty Mortgage, Inc. and its subsidiaries with the holders of any of their equity or debt securities as required to satisfy the reporting and other requirements of any governmental bodies or agencies or trading markets and to maintain effective relations with such holders;

•	counseling Owens Realty Mortgage, Inc. in connection with policy decisions to be made by its board of directors;

•
evaluating and recommending to Owens Realty Mortgage, Inc.’s board of directors hedging strategies and engaging in hedging activities (consistent with such strategies as so modified from time to time) on behalf of Owens Realty Mortgage, Inc. and its subsidiaries consistent with Owens Realty Mortgage, Inc.’s qualification as a REIT and with its investment policies;

•
counseling Owens Realty Mortgage, Inc. regarding the maintenance of its qualification as a REIT and monitoring compliance with the various REIT qualification tests and other rules set out in the Code and the Treasury Regulations and using commercially reasonable efforts to cause Owens Realty Mortgage, Inc. to qualify for taxation as a REIT;

•
counseling Owens Realty Mortgage, Inc. and its subsidiaries regarding the maintenance of their exemptions from the status of an investment company required to register under the Investment Company Act of 1940, as amended, or the Investment Company Act, monitoring compliance with the requirements for maintaining such exemptions and using commercially reasonable efforts to cause them to maintain such exemptions from such status;

•
assisting Owens Realty Mortgage, Inc. and its subsidiaries in developing criteria for asset purchase commitments that are specifically tailored to Owens Realty Mortgage, Inc.’s investment policies and making available to Owens Realty Mortgage, Inc. and its subsidiaries its knowledge and experience with respect to mortgage loans, real estate, real estate-related securities, other real estate-related assets and non-real estate-related assets;

•
furnishing reports and statistical and economic research to Owens Realty Mortgage, Inc. and its subsidiaries regarding activities and services performed for Owens Realty Mortgage, Inc. and its subsidiaries by Owens Financial Group, Inc.;

•
monitoring the operating performance of investments and providing periodic reports with respect thereto to Owens Realty Mortgage, Inc.’s board of directors, including comparative information with respect to such operating performance and budgeted or projected operating results;

•
investing and reinvesting any moneys and securities of Owens Realty Mortgage, Inc. and its subsidiaries (including investing in short-term investments pending investment in other investments, payment of fees, costs and expenses, or payments of dividends or distributions to stockholders and partners of Owens Realty Mortgage, Inc. and its subsidiaries) and advising Owens Realty Mortgage, Inc. and its subsidiaries as to their capital structure and capital raising;

•	purchasing and maintaining, on behalf of Owens Realty Mortgage, Inc., liability and other insurance coverage for Owens Realty Mortgage, Inc.;

•
causing Owens Realty Mortgage, Inc. and its subsidiaries to retain qualified accountants, auditors and legal counsel, as applicable, to assist in developing appropriate accounting procedures and systems, internal controls and other compliance procedures and testing systems with respect to financial reporting obligations and compliance with the provisions of the Code applicable to REITs and to conduct quarterly and other compliance reviews with respect thereto;

•	assisting Owens Realty Mortgage, Inc. and its subsidiaries in qualifying to do business in all applicable jurisdictions and to obtain and maintain all appropriate licenses;

•	maintaining records for and accounts of Owens Realty Mortgage, Inc.’s operations and expenditures;

•
assisting Owens Realty Mortgage, Inc. and its subsidiaries in complying with all regulatory requirements applicable to them in respect of their business activities, including preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Exchange Act, the Securities Act, or by the NYSE MKT, or any other applicable national securities exchange;

•
assisting Owens Realty Mortgage, Inc. and its subsidiaries in taking all necessary action to enable them to make required tax filings and reports, including soliciting stockholders and partners for required information to the extent required by the provisions of the Code applicable to REITs;

•
placing, or arranging for the placement of, all orders pursuant to Owens Financial Group, Inc.’s investment determinations for Owens Realty Mortgage, Inc. and its subsidiaries, either directly with the issuer or with a broker or dealer (including any affiliated broker or dealer);

•
handling and resolving all claims, disputes or controversies (including all litigation, arbitration, settlement or other proceedings or negotiations) in which Owens Realty Mortgage, Inc. or its subsidiaries may be involved or to which they may be subject arising out of their day-to-day operations (other than with Owens Financial Group, Inc. or its affiliates), subject to such limitations or parameters as may be imposed from time to time by Owens Realty Mortgage, Inc.’s board of directors;

•
using commercially reasonable efforts to cause expenses incurred by Owens Realty Mortgage, Inc. and its subsidiaries or on their behalf to be commercially reasonable or commercially customary and within any budgeted parameters or expense guidelines set forth in the Management Agreement and by Owens Realty Mortgage, Inc.’s board of directors from time to time;

•
representing and making recommendations to Owens Realty Mortgage, Inc. and its subsidiaries in connection with the purchase and financing of, and commitment to purchase and finance, mortgage loans (including on a portfolio basis), real estate, real estate-related securities and loans, other real estate-related assets and non-real estate-related assets, and the sale and commitment to sell such assets;

•
advising Owens Realty Mortgage, Inc. and its subsidiaries with respect to obtaining appropriate repurchase agreements, warehouse facilities or other secured and unsecured forms of borrowing for their assets;

•
advising Owens Realty Mortgage, Inc. on preparing, negotiating and entering into applications and agreements relating to programs established by the U.S. government and other government-type or related entities;

•
advising Owens Realty Mortgage, Inc. and its subsidiaries with respect to, and structuring long-term financing vehicles for, their portfolio of assets, and offering and selling securities publicly or privately in connection with any such structured financing;

•
performing such other services as may be required from time to time for management and other activities relating to the investments, assets and business of Owens Realty Mortgage, Inc. and its subsidiaries as Owens Realty Mortgage, Inc.’s board of directors shall reasonably request or Owens Financial Group, Inc. shall deem appropriate under the particular circumstances; and

•	using commercially reasonable efforts to cause Owens Realty Mortgage, Inc. and its subsidiaries to comply with all applicable laws.

Owens Financial Group, Inc. will also perform portfolio management services on behalf of Owens Realty Mortgage, Inc. and its subsidiaries with respect to their investments. Such services will include:

•	consulting with Owens Realty Mortgage, Inc. and its subsidiaries on the purchase and sale of, and other investment opportunities in connection with, Owens Realty Mortgage, Inc.’s portfolio of assets;

•	the collection of information and the submission of reports pertaining to Owens Realty Mortgage, Inc.’s assets, interest rates and general economic conditions;

•	periodic review and evaluation of the performance of Owens Realty Mortgage, Inc.’s portfolio of assets;

•
acting as liaison between Owens Realty Mortgage, Inc. and its subsidiaries and banking, mortgage banking, investment banking and other parties with respect to the purchase, financing and disposition of assets; and

•	other customary functions related to portfolio management.

Additionally, Owens Financial Group, Inc. will perform monitoring services on behalf of Owens Realty Mortgage, Inc. and its subsidiaries with respect to any loan servicing activities provided by third parties. Such monitoring services will include:

•	negotiating servicing agreements;

•	acting as a liaison between the servicers of the assets and Owens Realty Mortgage, Inc. and its subsidiaries;

•	review of servicers’ delinquency, foreclosure and other reports on assets;

•	supervising claims filed under any insurance policies; and

•	enforcing the obligation of any servicer to repurchase assets.

Owens Financial Group, Inc. and its affiliates will provide Owens Realty Mortgage, Inc. and its subsidiaries with a management team and other support personnel in order to provide the management services to Owens Realty Mortgage, Inc. and its subsidiaries. None of the officers, employees or other personnel of Owens Financial Group, Inc. will be dedicated exclusively to Owens Realty Mortgage, Inc.

Obligations of Owens Financial Group, Inc.

Owens Financial Group, Inc. will be subject to, and must at all times act in accordance with, Owens Realty Mortgage, Inc.’s investment policies, including the policies and restrictions contained in Owens Realty Mortgage, Inc.’s charter. Owens Financial Group, Inc. must require each seller or transferor of investment assets to Owens Realty Mortgage, Inc. and its subsidiaries to make such representations and warranties regarding such assets as may, in the judgment of Owens Financial Group, Inc., be necessary and appropriate. In addition, Owens Financial Group, Inc. must take such other action as it deems necessary or appropriate with regard to the protection and realization of the investments of Owens Realty Mortgage, Inc. and its subsidiaries.

Our board of directors will periodically review Owens Realty Mortgage, Inc.’s portfolio of investments (but will not necessarily review each proposed investment). If a majority of Owens Realty Mortgage, Inc.’s independent directors determine in their periodic review of transactions that a particular transaction does not comply with Owens Realty Mortgage, Inc.’s investment policies, then a majority of Owens Realty Mortgage, Inc.’s independent directors will consider what corrective action, if any, can be taken. Owens Financial Group, Inc. may rely upon the direction of the secretary of Owens Realty Mortgage, Inc. to evidence the approval of Owens Realty Mortgage, Inc.’s board of directors or independent directors with respect to a proposed investment.

Owens Financial Group, Inc. must refrain from any action that, in its sole judgment, would (a) adversely and materially affect the status of Owens Realty Mortgage, Inc. as a REIT under the Code, (b) adversely and materially affect Owens Realty Mortgage, Inc.’s or any subsidiary’s status as an entity intended to be exempted or excluded from investment company status under the Investment Company Act or (c) violate any law, rule or regulation of any governmental body or agency having jurisdiction over Owens Realty Mortgage, Inc. or any subsidiary or that would otherwise not be permitted by Owens Realty Mortgage, Inc.’s charter or bylaws. If Owens Financial Group, Inc. is ordered to take any such action by Owens Realty Mortgage, Inc.’s board of directors, Owens Financial Group, Inc. must promptly notify the board of directors of its judgment that such action would adversely and materially affect such status or violate any such law, rule or regulation or Owens Realty Mortgage, Inc.’s charter or bylaws.

Neither Owens Realty Mortgage, Inc. nor its subsidiaries may invest in any security structured or issued by an entity managed by Owens Financial Group, Inc. or any of its affiliates, or purchase or sell any asset from or to any entity managed by Owens Financial Group, Inc. or its affiliates, unless the transaction is made in accordance with Owens Realty Mortgage, Inc.’s investment policies, including the policies and restrictions contained in Owens Realty Mortgage, Inc.’s charter, and the transaction is made in accordance with applicable law.

As frequently as Owens Financial Group, Inc. may deem necessary or advisable, or at the direction of Owens Realty Mortgage, Inc.’s board of directors, Owens Financial Group, Inc. must, at the sole cost and expense of Owens Realty Mortgage, Inc. and its subsidiaries, cause to be prepared reports and other information as may be reasonably requested by Owens Realty Mortgage, Inc. with respect to any investments. Owens Financial Group, Inc. must also cause to be prepared, at the sole cost and expense of Owens Realty Mortgage, Inc. and its subsidiaries, all reports, financial or otherwise, with respect to Owens Realty Mortgage, Inc. and its subsidiaries reasonably required by Owens Realty Mortgage, Inc.’s board of directors in order for Owens Realty Mortgage, Inc. and its subsidiaries to comply with their charters and bylaws or any other materials required to be filed with any governmental body or agency, and must cause to be prepared all materials and data necessary to complete such reports and other materials, including an annual audit of Owens Realty Mortgage, Inc.’s and its subsidiaries’ books of account by a nationally recognized registered independent public accounting firm. In addition, Owens Financial Group, Inc. must prepare regular reports for Owens Realty Mortgage, Inc.’s board of directors to enable the board to review Owens Realty Mortgage, Inc.’s and its subsidiaries’ acquisitions, portfolio composition and characteristics, credit quality, performance and compliance with Owens Realty Mortgage, Inc.’s investment policies and other policies approved by its board of directors.

Other Activities of Owens Financial Group, Inc.

Nothing in the Management Agreement prevents Owens Financial Group, Inc. or any of its affiliates, officers, directors, employees or personnel, from engaging in other businesses or from rendering services of any kind to any other person, or binds or restricts Owens Financial Group, Inc. or any of its affiliates, officers, directors, employees or personnel from buying, selling or trading any securities or assets for their own accounts or for the account of others for whom Owens Financial Group, Inc. or any of its affiliates, officers, directors, employees or personnel may be acting.

Compensation

Owens Financial Group, Inc. will be compensated for its services as set forth in Owens Realty Mortgage, Inc.’s charter and summarized below. The fees Owens Financial Group, Inc. is entitled to receive from Owens Realty Mortgage, Inc. and borrowers are substantially the same as those fees paid to the general partner under the Partnership Agreement. These fees may not be changed without the approval of Owens Realty Mortgage, Inc.’s board of directors and the holders of a majority of the outstanding shares of stock of Owens Realty Mortgage, Inc. An amendment to Owens Realty Mortgage, Inc.’s charter which modifies the compensation to which Owens Financial Group, Inc. will be entitled will require the consent of Owens Financial Group, Inc. See “Management Agreement—Term and Termination.”

Fees paid by Owens Realty Mortgage, Inc. Owens Financial Group, Inc. will be entitled to receive from Owens Realty Mortgage, Inc. the following fees:

•
Management Fee. Owens Financial Group, Inc. will receive a management fee payable monthly, subject to a maximum fee of 2.75% per year of the average unpaid balance of Owens Realty Mortgage, Inc.’s mortgage loans at the end of each month in the calendar year. The maximum payment is calculated on an annual basis; thus, the management fee in any one month could exceed .2292% (2.75% / 12 months) of the unpaid balance of Owens Realty Mortgage, Inc.’s mortgage loans at the end of such month, provided that the maximum annual management fee will not exceed 2.75% of the average unpaid balance of Owens Realty Mortgage, Inc.’s mortgage loans at the end of each month in the calendar year. In the event the management fee paid by Owens Realty Mortgage, Inc. in a calendar year exceeds such 2.75%, Owens Financial Group, Inc. must promptly refund such excess to Owens Realty Mortgage, Inc. The management fee may accrue without interest when Owens Realty Mortgage, Inc.’s funds are not available for its payment.

•	Loan Servicing Fee. Owens Financial Group, Inc. may act as servicing agent with respect to Owens Realty Mortgage, Inc.’s mortgage loans, in consideration for which it will be entitled to receive from Owens Realty Mortgage, Inc. a monthly fee, which, when added to all other fees paid in connection with the servicing of a particular loan, does not exceed the lesser of the customary, competitive fee in the community where the loan is placed for the provision of such mortgage services on that type of loan, or up to 0.25% per year of the unpaid balance of Owens Realty Mortgage, Inc.’s mortgage loans at the end of each month.

Fees paid by borrowers. Owens Financial Group, Inc. will be entitled to receive directly from borrowers the following fees:

•
Acquisition and Origination Fees. Owens Financial Group, Inc. or its affiliates will be entitled to receive and retain all fees and commissions paid or payable to it by any party other than Owens Realty Mortgage, Inc. and any subsidiary in connection with Owens Realty Mortgage, Inc. making or investing in mortgage loans. Included in the computation of such fees or commission will be any selection fee, mortgage placement fee, nonrecurring management fee, and any origination fee, loan fee or points paid by borrowers to Owens Financial Group, Inc., or any fee of a similar nature, however designated.

•
Late Payment Charges. Owens Financial Group, Inc. will be entitled to receive and retain all additional charges paid by borrowers on delinquent loans and loans past maturity held by Owens Realty Mortgage, Inc., including additional interest and late payment fees.

Owens Financial Group, Inc. will not be entitled to receive or retain any real estate brokerage commissions, property management fees, insurance service fees or a promotional interest (as defined in Owens Realty Mortgage, Inc.’s charter) from Owens Realty Mortgage, Inc. In addition, Owens Financial Group, Inc. is not entitled to receive reimbursement of acquisition and origination expenses, including legal fees and expenses, travel and communications expenses, costs of appraisals, accounting fees and expenses, title insurance funded by Owens Realty Mortgage, Inc., and miscellaneous expenses incurred by Owens Financial Group, Inc. or its affiliates in the origination, selection and acquisition of mortgage loans.

Owens Financial Group, Inc. may voluntarily accept compensation that is less than the maximum fees and compensation described above, so long as no such change in compensation will result in a significant adverse impact on the stockholders of Owens Realty Mortgage, Inc.

Reimbursement of Expenses

All of the expenses of Owens Realty Mortgage, Inc. and its subsidiaries must be billed directly to and paid by Owens Realty Mortgage, Inc. Reimbursement to Owens Financial Group, Inc. or its affiliates for any expenses they paid, including, without limitation, legal and accounting expenses, filing fees, printing costs, goods, services and materials used by or for Owens Realty Mortgage, Inc. or its subsidiaries, must be paid by Owens Realty Mortgage, Inc. immediately following the expenditure. Owens Financial Group, Inc. and its affiliates may not be reimbursed by Owens Realty Mortgage, Inc. for services for which Owens Financial Group, Inc. is entitled to compensation by way of a separate fee, except for salaries (and related salary expenses, but excluding expenses incurred in connection with the administration of Owens Realty Mortgage, Inc.) for nonmanagement and nonsupervisory services which could be performed directly for Owens Realty Mortgage, Inc. by independent parties, such as legal, accounting, transfer agent, data processing and duplicating. No reimbursement is allowed for rent and depreciation, utilities, capital equipment and other administrative items, and salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of Owens Financial Group or its affiliates. Nor may there be reimbursement for management and supervisory personnel (for example, services of employees of Owens Financial Group, Inc. or its affiliates who oversee the work which would have been performed by an independent party if such party had been so engaged). The amounts charged to Owens Realty Mortgage, Inc. may not exceed the lesser of the actual cost of such services or the amounts which Owens Financial Group, Inc. would be required to pay to independent parties for comparable services. Reimbursement may also be made for the allocable cost charged by independent parties for maintenance and repair of data processing and other special purpose equipment used for or by Owens Realty Mortgage, Inc.

Term and Termination

The Management Agreement will continue in effect for the duration of the existence of Owens Realty Mortgage, Inc., unless earlier terminated by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, by Owens Financial Group, Inc. in response to an amendment to its compensation, as described below, automatically in certain circumstances relating to the assignment of the Management Agreement, as described below, or by either party for cause, as described below.

Within 10 days of acceptance by the SDAT of an amendment to Owens Realty Mortgage, Inc.’s charter that modifies the compensation to which Owens Financial Group, Inc. is entitled, which amendment Owens Financial Group, Inc. has not previously consented to in writing (which we refer to as a Compensation Amendment), Owens Realty Mortgage, Inc. must provide written notice to Owens Financial Group, Inc. of such Compensation Amendment. Upon receipt of such notice, Owens Financial Group, Inc. will have 30 days to provide its written consent to the Compensation Amendment, in which case Owens Financial Group, Inc. will have waived any right to terminate the Management Agreement in connection with the Compensation Amendment and the Management Agreement will continue in full force and effect. Alternatively, Owens Financial Group, Inc. may provide written notice of its intent to terminate the Management Agreement (which we refer to as a Termination Notice), in which case the Management Agreement will terminate effective on the later of 30 days following Owens Realty Mortgage, Inc.’s receipt of such Termination Notice or the effective date of termination set forth in such Termination Notice. If, within 30 days of receiving written notice from Owens Realty Mortgage, Inc. of a Compensation Amendment, Owens Financial Group, Inc. fails to provide its written consent to the Compensation Amendment or a Termination Notice, Owens Financial Group, Inc. will be deemed to have consented to the Compensation Amendment and to have waived any right to terminate the Management Agreement in connection with the Compensation Amendment, and the Management Agreement will continue in full force and effect.

With certain exceptions, the Management Agreement will automatically terminate if Owens Financial Group, Inc. assigns the Management Agreement, in whole or in part, unless the assignment is consented to in writing by Owens Realty Mortgage, Inc. Such consent requires the approval of the board of directors and holders of a majority of the outstanding shares of Common Stock entitled to vote on the matter.

Termination for Cause

At its option, Owens Realty Mortgage, Inc. may terminate the Management Agreement upon 30 days’ written notice of termination to Owens Financial Group, Inc. if any of the following events occurs:

•
Owens Financial Group, Inc., its agents or its assignees materially breaches any provision of the Management Agreement and the breach continues for a period of 30 days after written notice specifying the breach and requesting that it be remedied in such 30-day period (or 90 days after written notice of such breach if Owens Financial Group, Inc. takes steps to cure such breach within 30 days of the written notice);

•	Owens Financial Group, Inc. engages in any act of fraud, misappropriation of funds, or embezzlement against Owens Realty Mortgage, Inc. or any subsidiary;

•
there is an event of gross negligence, willful misconduct or intentional breach of the terms of the Management Agreement on the part of Owens Financial Group, Inc. in the performance of its contractual duties;

•
there is a commencement of any proceeding relating to Owens Financial Group, Inc.’s bankruptcy or insolvency, including an order for relief in an involuntary bankruptcy case or Owens Financial Group, Inc. authorizing or filing a voluntary bankruptcy petition;

•	there is a dissolution of Owens Financial Group, Inc.; or

•	Owens Financial Group, Inc. is convicted of (including a plea of nolo contendere) a felony.

Owens Financial Group, Inc. may terminate the Management Agreement effective upon 60 days’ written notice of termination to Owens Realty Mortgage, Inc. if Owens Realty Mortgage, Inc. defaults on any material term, condition or covenant in the Management Agreement and such default continues for a period of 30 days after written notice specifying the default and requesting that it be remedied in such 30-day period. Owens Financial Group, Inc. may also terminate the Management Agreement if Owens Realty Mortgage, Inc. becomes regulated as an “investment company” under the Investment Company Act, with such termination deemed to have occurred immediately prior to such event.

Limitation of Liability and Indemnification

None of Owens Financial Group, Inc., its officers, stockholders, directors, employees or advisors, among others, will be liable to Owens Realty Mortgage, Inc. or any subsidiary, to Owens Realty Mortgage, Inc.’s board of directors, or to Owens Realty Mortgage, Inc.’s or any subsidiary’s stockholders, members or partners for any acts or omissions made pursuant to the Management Agreement, except for acts or omissions constituting bad faith, willful misconduct, gross negligence or reckless disregard of Owens Financial Group, Inc.’s duties under the Management Agreement, as determined by a final court order.

Owens Realty Mortgage, Inc. will, to the fullest extent permitted by law, indemnify Owens Financial Group, Inc., its officers, stockholders, directors, employees and advisors, among others, from all losses (including attorneys’ fees) arising from any acts or omissions of such person made in good faith in the performance of Owens Financial Group, Inc.’s duties under the Management Agreement and not constituting bad faith, willful misconduct, gross negligence or reckless disregard of such duties. Owens Financial Group, Inc. will, to the fullest extent permitted by law, indemnify Owens Realty Mortgage, Inc. (and each subsidiary), its stockholders, directors and officers and each other person controlling Owens Realty Mortgage, Inc. from all losses (including attorneys’ fees) arising from Owens Financial Group, Inc.’s bad faith, willful misconduct, gross negligence or reckless disregard of its duties under the Management Agreement or any claims by Owens Financial Group, Inc.’s personnel relating to the terms and conditions of their employment by Owens Financial Group, Inc.

Amendment

Certain provisions of the Management Agreement, including Owens Financial Group, Inc.’s obligation to comply with the investment policies contained in Owens Realty Mortgage, Inc.’s charter, the compensation to be paid by Owens Realty Mortgage, Inc. to Owens Financial Group, Inc. for its management services, and the term of the Management Agreement, and the vote required to amend such provisions, may only be amended with the approval of holders of a majority of the outstanding shares of Common Stock entitled to vote on the matter.

MARKET PRICE INFORMATION AND DISTRIBUTION POLICY

There has never been a public market for OMIF’s LP Units. As of the record date, there were approximately 2,465holders of record of LP Units. Additionally, Owens Financial Group, Inc. holds a general partner interest in OMIF equal to approximately 2,874,856 units of OMIF. This general partner interest participates in allocations and distributions as set forth in the Partnership Agreement and consists of the Carried Interest and the GP Contribution Interest.

LP Units held by directors and officers of Owens Financial Group, Inc., by the director and officers of Owens Realty Mortgage, Inc., and by Owens Financial Group, Inc. will be treated the same as all other LP Units in connection with the REIT conversion. The Carried Interest, and consequently the units of OMIF represented by the Carried Interest, will be cancelled upon the merger effecting the REIT conversion. In contrast, units of OMIF represented by the GP Contribution Interest will be converted into shares of Common Stock in the same manner as LP Units are converted into shares of Common Stock. Additionally, upon the merger effecting the REIT conversion, the outstanding shares of Common Stock held by William C. Owens, the sole stockholder of Owens Mortgage Realty, Inc., will be cancelled in consideration of $1000 to be paid to William C. Owens.

We expect that, upon consummation of the merger and REIT conversion, the Common Stock will be listed and traded on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc. Approval for listing of the shares on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., is a condition to consummation of the merger and REIT conversion.

In order to maintain its qualification as a REIT under the Code, Owens Realty Mortgage, Inc. is required to distribute (within a certain period after the end of each year) at least 90% of its REIT taxable income for such year (determined without regard to the dividends paid deduction and by excluding net capital gain). Owens Realty Mortgage, Inc. currently intends, to the extent practicable, to distribute substantially all of its REIT taxable income and net capital gain each year, consistent with OMIF’s practice of distributing all of its net income available for distribution (“net income available for distribution” means profits and losses reduced by amounts set aside for the restoration or creation of reserves and increased by the reduction or elimination of reserves at the discretion of Owens Financial Group, Inc.). Owens Realty Mortgage, Inc. may distribute an amount in excess of its REIT taxable income and net capital gain, which amount will generally represent a non-taxable return of capital up to your tax basis in your Owens Realty Mortgage, Inc. stock and then generally capital gain. Owens Realty Mortgage, Inc. anticipates that distributions will be paid monthly. Owens Realty Mortgage, Inc. anticipates that distributions generally will be paid from net cash available for distribution (generally equal to cash from operations (other than repayments of mortgage loan principal) less an amount set aside for creation or restoration of reserves during the quarter). However, the actual amount and timing of the distributions will be as determined and authorized by the board of directors of Owens Realty Mortgage, Inc., and will depend on its financial condition, earnings and other factors.

The table below sets forth information with respect to distributions for the periods indicated. OMIF distributes tax basis net income monthly to its partners. In months where there is a tax basis net loss, no distributions are made to partners. When there is excess cash available from net proceeds, Owens Financial Group, Inc. may approve a pro rata capital distribution to be made to all OMIF partners in the form of a capital distribution.

	Nine Months	12 Months	12 Months	12 Months	12 Months	12 Months
	Ended	Ended	Ended	Ended	Ended	Ended
	September 30,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008	2007
	(unaudited)
Income distributions	$627,868	$1,723,449	$1,911,721	$4,204,379	$7,032,513	$6,976,329
Capital distributions (pro rata)	$—	$11,587,701	$—	$—	—	—
Total distributions	$627,868	$13,311,150	$1,911,721	$4,204,379	$7,032,513	$6,976,329
Income and capital distributions per weighted average limited partner units	$.002	$.047	$.007	$.015	$.024	$.024
Weighted average limited partner units	278,606,000	285,083,000	289,772,000	288,589,000	288,606,000	292,164,000

BUSINESS

Set forth below is a description of the business of OMIF. Owens Realty Mortgage, Inc. was incorporated on August 9, 2012 to succeed to and continue the business of OMIF, which is described below, upon the completion of the merger of OMIF with and into Owens Realty Mortgage, Inc. Owens Realty Mortgage, Inc. has conducted no business to date other than that incident to the merger and other transactions comprising the REIT conversion, and has no material assets or liabilities. Effective at the time of the merger, Owens Realty Mortgage, Inc. will continue the business currently conducted by OMIF.

General

Owens Financial Group, Inc. is a licensed California Department of Real Estate broker (DRE #00188862) and a licensed California Finance Lender (CFL #605-1660), and serves as our manager and general partner. Following the merger and REIT conversion, Owens Financial Group, Inc., in its capacity as our manager, will be subject to the oversight of our board of directors.

We invest in real estate loans primarily in the Western United States. The loans we invest in are selected for us by Owens Financial Group, Inc. from loans originated by Owens Financial Group, Inc. or non-affiliated mortgage brokers. When Owens Financial Group, Inc. or a non-affiliated mortgage broker originates a loan for us, the borrower is identified, the loan application is processed and the loan is made available to us. We believe that our loans are attractive to borrowers because of the expediency of Owens Financial Group, Inc.’s loan approval process, which takes about ten to twenty days.

We generally employ the same or similar underwriting standards as conventional lenders, such as banks. However, as a non-conventional lender, we are more willing to invest in real estate loans to borrowers that conventional lenders may have rejected for not being creditworthy. When making these loans we attempt to mitigate the added risk by requiring greater equity in the property. Borrowers are willing to pay us higher interest rates than conventional lenders charge to obtain these loans. In addition, we usually are able to generate higher fees and charge higher interest rates for our loans because we typically can underwrite and close a loan more rapidly than a conventional lender. The loans we invest in may be for the acquisition or improvement of properties that undergo an economic transformation. The short term of these loans, usually less than three years, characterizes them as loans which provide a bridge through this transformation process. The short maturity dates of our loans add a degree of risk, as the borrowers are forced to find suitable replacement financing or to sell their property in order to pay off the loan.

Our principal investment objectives are to preserve the capital of our company and to provide monthly cash distributions to our equity holders. It is not our intent to provide tax-sheltered income.

Following the merger and REIT conversion, subject to compliance with applicable REIT rules and regulations, we plan to operate our business substantially as it is currently conducted. We currently do not intend to raise additional capital through equity financings, except through a distribution reinvestment plan we intend to adopt. However, after the REIT conversion, we will be able to borrow funds at any time to increase our capacity to invest in real estate loans and grow our loan portfolio.

Investment in Real Estate Loans

Our acquisition and investment policies are to invest at least 86.5% of our capital in real estate loans and activities related thereto. Due to the declining economy and reductions in real estate values over the past three years, we have experienced increased foreclosures which have resulted in our ownership of significantly more real estate than in the past. Therefore, while we initially adhered to our policies of investing at least 86.5% of our capital in real estate loans, economic conditions beyond our control have resulted in less than 86.5% of our capital being accounted for as investments in real estate loans. As of September 30, 2012, approximately 20% of our assets were classified as investments in real estate loans (net of allowance for loan losses). Additionally, OMIF must maintain a contingency reserve in an aggregate amount of at least 1.5% of the capital account of its Limited Partners (and except as may be necessary or appropriate to preserve the status of the Owens Realty Mortgage, Inc. as a REIT, Owens Realty Mortgage, Inc. will be required to maintain a contingency reserve in an aggregate amount of at least 1.5% of its capital).

The majority of the collateral on our loans is the real property that the borrower is purchasing or developing with the funds that we make available. We sometimes refer to these real properties as the security properties. We invest primarily in mortgage loans on commercial, industrial and residential income-producing real property and land. Substantially all mortgage loans are arranged by Owens Financial Group, Inc., which is licensed by the State of California as a real estate broker and California Finance Lender. During the course of its business, Owens Financial Group, Inc. is continuously evaluating prospective investments. Owens Financial Group, Inc. originates loans from mortgage brokers, previous borrowers, and by personal solicitations of new borrowers. We may purchase or participate in existing loans that were originated by other lenders. Such a loan might be obtained by us from a third party at an amount equal to or less than its face value. Owens Financial Group, Inc. evaluates all potential mortgage loan investments to determine if the security for the loan and the loan-to-value ratio meet the standards established for us, and if the loan meets the investment criteria and policies. Owens Financial Group, Inc. locates, identifies and arranges virtually all mortgages we invest in and makes all investment decisions on behalf of us. In evaluating prospective loan investments, Owens Financial Group, Inc. considers such factors as the following:

•	the ratio of the amount of the investment to the value of the property by which it is secured;

•	the property’s potential for capital appreciation;

•	expected levels of rental and occupancy rates;

•	current and projected cash flow generated by the property;

•	potential for rental rate increases;

•	the marketability of the investment;

•	geographic location of the property;

•	the condition and use of the property;

•	the property’s income-producing capacity;

•	the quality, experience and creditworthiness of the borrower;

•	general economic conditions in the area where the property is located; and

•	any other factors that Owens Financial Group, Inc. believes are relevant.

Types of Mortgage Loans

We invest in first, second, and third mortgage and deed of trust loans, wraparound and participating mortgage and deed of trust loans, construction mortgage and deed of trust loans on real property, and loans on leasehold interest mortgages and deeds of trust. We do not ordinarily make or invest in mortgage and deed of trust loans with a maturity of more than 15 years, and most loans have terms of one to three years. Virtually all loans provide for monthly payments of interest and some also provide for principal amortization. Most of our loans provide for payments of interest only and a payment of principal in full at the end of the loan term. Owens Financial Group, Inc. does not originate loans with negative amortization provisions. We do not have any policies directing the portion of our assets that may be invested in construction or rehabilitation loans, loans secured by leasehold interests and second, third and wrap-around mortgage and deed of trust loans. However, Owens Financial Group, Inc. recognizes that these types of loans are riskier than first deeds of trust on income-producing, fee simple properties and will seek to minimize the amount of these types of loans in our portfolio. Additionally, Owens Financial Group, Inc. will consider that these loans are riskier when determining the rate of interest on the loans.

First Mortgage and Deed of Trust Loans

First mortgage and deed of trust loans are secured by first deeds of trust on real property. Such loans are generally for terms of one to three years. In addition, such loans do not usually exceed 80% of the appraised value of improved residential real property, 50% of the appraised value of unimproved real property, and 75% of the appraised value of commercial property.

Second and Wraparound Mortgage and Deed of Trust Loans

Second and wraparound mortgage and deed of trust loans are secured by second or wraparound deeds of trust on real property which is already subject to prior mortgage indebtedness, in an amount which, when added to the existing indebtedness, does not generally exceed 75% of the appraised value of the mortgaged property. A wraparound loan is one or more junior mortgage loans having a principal amount equal to the outstanding balance under the existing mortgage loans, plus the amount actually to be advanced under the wraparound mortgage loan. Under a wraparound loan, we generally make principal and interest payments on behalf of the borrower to the holders of the prior mortgage loans.

Third Mortgage and Deed of Trust Loans

Third mortgage and deed of trust loans are secured by third deeds of trust on real property which is already subject to prior first and second mortgage indebtedness, in an amount which, when added to the existing indebtedness, does not generally exceed 75% of the appraised value of the mortgaged property.

Construction and Rehabilitation Loans

Construction and rehabilitation loans are loans made for both original development and renovation of property. Construction and rehabilitation loans invested in by us are generally secured by first deeds of trust on real property for terms of six months to two years. In addition, if the mortgaged property is being developed, the amount of such loans generally will not exceed 75% of the post-development appraised value. We will not usually disburse funds on a construction or rehabilitation loan until work in the previous phase of the project has been completed, and an independent inspector has verified completion of work to be paid for. In addition, we generally require the submission of signed labor and material lien releases by the contractor in connection with each completed phase of the project prior to making any periodic disbursements of loan proceeds.

Leasehold Interest Loans

Loans on leasehold interests are secured by an assignment of the borrower’s leasehold interest in the particular real property. Such loans are generally for terms of from six months to 15 years. Leasehold interest loans generally do not exceed 75% of the value of the leasehold interest. The leasehold interest loans are either amortized over a period that is shorter than the lease term or have a maturity date prior to the date the lease terminates. These loans permit Owens Financial Group, Inc. to cure any default under the lease.

Prepayment Penalties and Exit Fees

Generally, the loans we invest in will not contain prepayment penalties or exit fees. If our loans are at a high rate of interest in a market of falling interest rates, the failure to have a prepayment penalty provision or exit fee in the loan allows the borrower to refinance the loan at a lower rate of interest, thus providing a lower yield to us on the reinvestment of the prepayment proceeds. While our loans do not contain prepayment penalties, many instead require the borrower to notify Owens Financial Group, Inc. of the intent to payoff within a specified period of time prior to payoff (usually 30 to 120 days). If this notification is not made within the proper time frame, the borrower may be charged interest for that number of days that notification was not received.

Balloon Payment

As of September 30, 2012, 99.8% of our loans provided for payments of interest only with a “balloon payment” on the principal amount upon maturity of the loan. As of September 30, 2012, 0.2% of our loans was an amortizing loan with a total balance of approximately $105,000 and had a term of 84 months. There are no specific criteria used in evaluating the credit quality of borrowers for mortgage loans requiring balloon payments. Furthermore, a substantial period of time may elapse between the review of the financial statements of the borrower and the date when the balloon payment is due. As a result, there is no assurance that a borrower will have sufficient resources to make a balloon payment when due. To the extent that a borrower has an obligation to pay the loan principal in a large lump sum payment, its ability to repay the loan may be dependent upon its ability to sell the property, obtain suitable refinancing or otherwise raise a substantial amount of cash. As a result, these loans can involve a higher risk of default than loans where the principal is paid at the same time as the interest payments.

Repayment of Loans on Sales of Properties

We may require a borrower to repay a mortgage loan upon the sale of the mortgaged property rather than allow the buyer to assume the existing loan. This may be done if Owens Financial Group, Inc. determines that repayment appears to be advantageous to us based upon then-current interest rates, the length of time that the loan has been held by us, the credit-worthiness of the buyer and our objectives and policies. The net proceeds to our company from any sale or repayment are invested in new mortgage loans, held as cash or distributed at such times and in such intervals as Owens Financial Group, Inc., in its sole discretion, determines.

Variable Rate Loans

Occasionally we hold variable rate loans. Variable rate loans originated by Owens Financial Group, Inc. may use as indices the one, five and ten year Treasury Constant Maturity Index, the Prime Rate Index and the Monthly Weighted Average Cost of Funds Index for Eleventh District Savings Institutions (Federal Home Loan Bank Board). Owens Financial Group, Inc. may negotiate spreads over these indices of 2.5% to 6.5%, depending upon market conditions when the loan is made. As of September 30, 2012, approximately 18.9% of our loans bear interest at a variable rate.

It is possible that the interest rate index used in a variable rate loan will rise (or fall) more slowly than the interest rate of other loan investments available to us. Owens Financial Group, Inc. attempts to minimize this interest rate differential by tying variable rate loans to indices that are sensitive to fluctuations in market rates. Additionally, most variable rate loans originated by Owens Financial Group, Inc. contain provisions under which the interest rate cannot fall below the initial rate.

Variable rate loans generally have interest rate caps. We anticipate that the interest rate cap will be a ceiling that is 2% to 4% above the starting rate with a floor rate equal to the starting rate. For these loans, there is the risk that the market rate may exceed the interest cap rate.

Variable rate loans of five to ten year maturities are not assumable without the prior consent of Owens Financial Group, Inc. We do not expect to invest in or purchase a significant amount of assumable loans. To minimize our risk, any borrower assuming an existing loan will be subject to the same underwriting criteria as the original borrower.

Debt Coverage Standard for Mortgage Loans

Loans on commercial property generally require the net annual estimated cash flow to equal or exceed the annual payments required on the mortgage loan.

Loan Limit Amount

We limit the amount of our investment in any single mortgage loan, and the amount of our investment in mortgage loans to any one borrower, to 10% of the total of our assets as of the date the loan is made or purchased.

Loans to Affiliates

We will not provide loans to Owens Financial Group, Inc. or an affiliate except for in connection with any advance of expenses or indemnification permitted by the Partnership Agreement (or, in the case of Owens Mortgage Realty, Inc., by its charter, bylaws, and the Management Agreement).

Purchase of Loans from Affiliates

We may purchase loans deemed suitable for acquisition from Owens Financial Group, Inc. or its affiliates only if:

•
Owens Financial Group, Inc. makes or purchases such loans in its own name and temporarily holds title thereto for the purpose of facilitating the acquisition of such loans, and provided that such loans are purchased by us for a price no greater than the cost of such loans to Owens Financial Group, Inc. (except for compensation in accordance with the terms of the Partnership Agreement, or in the case of Owens Mortgage Realty, Inc., the Management Agreement and the charter),

•	there is no other benefit arising out of such transactions to Owens Financial Group, Inc.,

•	such loans are not in default, and

•	such loans otherwise satisfy, among other things, the following requirements:

•
We will not make or invest in mortgage loans on any one property if at the time of acquisition of the loan the aggregate amount of all mortgage loans outstanding on the property, including loans by us, would exceed an amount equal to 80% of the appraised value of the property as determined by independent appraisal, unless substantial justification exists because of the presence of other documented underwriting criteria.

•	We will limit any single mortgage loan and limit the total mortgage loans to any one borrower to not more than 10% of our total assets as of the date the loan is made or purchased.

•	We will not invest in or make mortgage loans on unimproved real property in an amount in excess of 25% of our total assets.

Competition

Our major competitors in providing mortgage loans are banks, savings and loan associations, thrifts, conduit lenders, and other entities both larger and smaller than us. No particular competitor dominates the market. Many of the companies against which we compete have substantially greater financial, technical and other resources than we do. Competition in our market niche depends upon a number of factors, including price and interest rates of the loan, speed of loan processing, cost of capital, reliability, quality of service and support services. We are competitive in large part because Owens Financial Group, Inc. generates substantially all loans and is able to provide expedited loan approval, processing and funding. Owens Financial Group, Inc. has been in the business of making or investing in mortgage loans in Northern California since 1951.

Regulation

We are managed by Owens Financial Group, Inc. Following the merger and REIT conversion, Owens Financial Group, Inc., in its capacity as our manager, will be subject to the oversight of the board of directors of Owens Realty Mortgage, Inc., pursuant to the terms and conditions of a Management Agreement. Owens Financial Group, Inc.’s operations as a mortgage broker are subject to extensive regulation by federal, state and local laws and governmental authorities. Owens Financial Group, Inc. conducts its real estate mortgage business under a license issued by the State of California. Under applicable California law, the division has broad discretionary authority over Owens Financial Group, Inc.’s activities.

We and Owens Financial Group, Inc. may be subject to the Equal Credit Opportunity Act of 1974, which prohibits creditors from discriminating against loan applicants on the basis of race, color, sex, age or marital status; and the Fair Credit Reporting Act of 1970, which subjects lenders to certain disclosure obligations if a consumer applicant is denied credit based on information from a credit reporting agency or other third party. We and Owens Financial Group, Inc. are also subject to various other federal and state securities laws regulating the issuance and sale of securities, as well as the Employee Retirement Income Security Act of 1974.

Because our business and Owens Financial Group, Inc.’s business is regulated, the laws, rules and regulations applicable to us and Owens Financial Group, Inc. are subject to regular modification and change. There can be no assurance that laws, rules or regulations will not be adopted in the future that could make compliance much more difficult or expensive, restrict our or Owens Financial Group, Inc.’s ability to provide, broker or service loans, further limit or restrict the amount of commissions, interest and other charges earned on loans, or otherwise adversely affect our or Owens Financial Group, Inc.’s business or prospects.

Employees

Prior to the REIT conversion, we did not have any employees. Following the REIT conversion, we do not expect to have any employees. Owens Financial Group, Inc. has provided and will continue to provide all of the employees necessary for our operations. As of September 30, 2012, Owens Financial Group, Inc. had a total of twelve full-time and five part-time employees. All employees are at-will employees, and none are covered by collective bargaining agreements.

Real Estate Properties

Owens Financial Group, Inc. operates from its executive offices at 2221 Olympic Boulevard, Walnut Creek, California 94595, or the Executive Office. The lessor is Olympic Blvd. Partners, a California General Partnership, or OBP, of which Owens Financial Group, Inc. is a 50% general partner. The Executive Office is the sole asset of OBP. The Executive Office is subject to a deed of trust in the amount of $730,000 with monthly payments of interest only at 8% and all principal due on April 1, 2013. There is no prepayment penalty on this deed of trust. OMIF does not have any separate offices.

As of September 30, 2012, OMIF holds title to 32 real estate properties that were acquired through foreclosure including 17 within majority- or wholly-owned limited liability companies (see below). As of September 30, 2012, the total carrying amount of these properties was $136,889,000. As of September 30, 2012, twenty-one of the properties are being held for long-term investment and the remaining eleven properties are currently being marketed for sale. In addition, as of September 30, 2012, OMIF has a 50% ownership interest in a limited liability company accounted for under the equity method (see below under 1850 De La Cruz, LLC).

•	OMIF’s (or related LLC’s) title to all properties is held as fee simple.

•	There are no mortgages or encumbrances to third parties on any of OMIF’s real estate properties acquired through foreclosure (other than within 720 University, LLC (see below)).

•
Of the 32 properties held as of September 30, 2012, 21 of the properties are income-producing. Only minor renovations and repairs to the properties are currently being made or planned (other than continued tenant improvements on real estate held for investment and completion of renovations to certain of the condominium units owned in Phoenix, Arizona).

•	Owens Financial Group, Inc. believes that all properties owned by OMIF are adequately covered by customary casualty insurance.

Real estate acquired through foreclosure may be held for a number of years before ultimate disposition primarily because OMIF has the intent and ability to dispose of the properties for the highest possible price (such as when market conditions improve). During the time that the real estate is held, OMIF may earn less income on these properties than could be earned on mortgage loans and may have negative cash flow on these properties.

Some of the properties we acquire, primarily through foreclosure proceedings, may face competition from newer, more updated properties. In order to remain competitive and increase occupancy at these properties and/or make them attractive to potential purchasers, we may have to make significant capital improvements and/or incur costs associated with correcting deferred maintenance with respect to these properties. The cost of these improvements and deferred maintenance items may impair our financial performance and our liquidity. Additionally, we compete with any entity seeking to acquire or dispose of similar properties, including other REITs, banks, pension funds, hedge funds, real estate developers and private real estate investors. Competition is primarily dependent on price, location, physical condition of the property, financial condition and operating results of current and prospective tenants, availability and cost of capital, construction and renovation costs, taxes, governmental regulations, legislation and trends in the national and local economies.

For purposes of assessing potential impairment of value during 2011 and 2010, OMIF obtained updated appraisals or other valuation support on several of its real estate properties held for sale and investment, which resulted in additional impairment losses on twelve and eight properties, respectively, in the aggregate amount of approximately $15,023,000 and $8,907,000, respectively, recorded in the consolidated statements of operations. During the nine months ended September 30, 2012, OMIF recorded additional impairment losses on eight properties in the aggregate amount of approximately $1,033,000 based on updated appraisals obtained or other indications of value.

Real estate properties held for sale as of September 30, 2012 and December 31, 2011 consisted of the following properties acquired through foreclosure:

	2012	2011
Manufactured home subdivision development, Ione, California	$82,875	$244,400
Manufactured home subdivision development, Lake Charles, Louisiana (held within Dation, LLC) (majority of property sold during 2012 and remaining land transferred to held for investment)	—	2,003,046
Golf course, Auburn, California (held within DarkHorse Golf Club, LLC)- transferred from held for investment	1,844,146	—
Eight townhomes, Santa Barbara, California (held within Anacapa Villas, LLC)- transferred from held for investment	7,851,451	—
Marina with 30 boat slips and 11 RV spaces, Oakley, California (held within The Last Resort and Marina, LLC)	408,000	432,000
19 condominium units, San Diego, California (held within 33rd Street Terrace, LLC)- transferred from held for investment	1,626,375	—
Industrial building, Sunnyvale, California (held within Wolfe Central, LLC) - transferred from held for investment	3,250,375	—
Commercial buildings, Sacramento, California	3,890,968	3,890,968
45 condominium and 2 commercial units, Oakland, California (held within 1401 on Jackson, LLC)- transferred from held for investment	8,517,932	—
169 condominium units and 160 unit unoccupied apartment building, Miami, Florida (held within TOTB Miami, LLC)- transferred from held for investment	33,837,130	—
1/7th interest in single family home, Lincoln City, Oregon	85,259	85,259
Industrial land, Pomona, California (held within 1875 West Mission Blvd., LLC)	7,315,000	7,315,000
	$68,709,511	$13,970,673

During the quarter ended September 30, 2012, OMIF sold the industrial building located in Chico, California for net sales proceeds of approximately $8,514,000 resulting in a gain to OMIF of approximately $1,863,000. In addition, during the quarter ended September 30, 2012, OMIF sold one of the manufactured homes located in Ione, California for net sales proceeds of approximately $57,000 resulting in a loss to OMIF of approximately $4,000.

During the nine months ended September 30, 2012, OMIF recorded additional impairment losses totaling approximately $453,000 on the manufactured home subdivision development in Ione, California, the marina in Oakley, California and the golf course located in Auburn, California (DarkHorse) at the time it was transferred to held for sale.

Real estate held for investment, net of accumulated depreciation as of September 30, 2012 and December 31, 2011, consisted of the following properties:

	2012	2011
Light industrial building, Paso Robles, California	$1,463,049	$1,496,788
Commercial buildings, Roseville, California	779,902	805,383
Retail complex, Greeley, Colorado (held within 720 University, LLC)	12,070,643	12,308,400
Undeveloped land, Lake Charles, Louisiana (held within Dation, LLC)	256,108	—
Undeveloped, residential land, Madera County, California	726,580	720,000
Undeveloped, residential land, Marysville, California	403,200	403,200
Golf course, Auburn, California – transferred to held for sale	—	1,978,412
75 improved, residential lots, Auburn, California (held within Baldwin Ranch Subdivision, LLC)	3,878,400	3,878,400
Undeveloped, industrial land, San Jose, California	1,958,400	2,044,800
Undeveloped, commercial land, Half Moon Bay, California	1,468,800	1,468,800
Storage facility/business, Stockton, California	4,049,839	4,118,400
Two improved residential lots, West Sacramento, California	130,560	182,400
Undeveloped, residential land, Coolidge, Arizona	1,017,600	1,056,000
Office condominium complex (16 units), Roseville, California	3,991,440	4,068,199
Eight townhomes, Santa Barbara, California – transferred to held for sale	—	7,990,000
19 condominium units, San Diego, California – transferred to held for sale	—	1,647,219
Golf course, Auburn, California (held within Lone Star Golf, LLC)	1,968,518	1,984,749
Industrial building, Sunnyvale, California – transferred to held for sale	—	3,294,903
133 condominium units, Phoenix, Arizona (held within 54th Street Condos, LLC)	7,261,872	5,376,000
Medical office condominium complex, Gilbert, Arizona (held within AMFU, LLC)	4,887,757	4,958,857
61 condominium units, Lakewood, Washington (held within Phillips Road, LLC)	4,691,185	4,800,000
Apartment complex, Ripon, California (held within 550 Sandy Lane, LLC)	4,162,161	4,246,550
45 condominium and 2 commercial units, Oakland, California – transferred to held for sale	—	8,653,490
Industrial building, Chico, California – transferred to held for sale and subsequently sold during 2012 (see above)	—	6,720,000
169 condominium units and 160-unit unoccupied apartment building, Miami, Florida – transferred to held for sale	—	34,011,709
12 condominium and 3 commercial units, Tacoma, Washington (held within Broadway & Commerce, LLC)	2,444,322	2,466,328
6 improved residential lots, Coeur D’Alene, Idaho	969,600	1,342,000
Residential and commercial land, Gypsum, Colorado	9,600,000	9,600,000
	$68,179,936	$131,620,987

        During the nine months ended September 30, 2012, OMIF recorded impairment losses totaling approximately $580,000 on the residential lots located in Auburn, California, the undeveloped land located in San Jose, California, the residential lots located in Coeur D’Alene, Idaho, the residential lots located in West Sacramento, California and the residential land located in Coolidge, Arizona based on updated appraisals obtained.

In October 2012 (subsequent to quarter end), OMIF sold the 19 condominium units it owned in San Diego, California (held within 33rd Street Terrance, LLC) for net sales proceeds of $2,181,000 resulting in a gain to OMIF of approximately $555,000.

OMIF sold the eight townhomes it owns in Santa Barbara, California (held within Anacapa Villas, LLC) for a sales price of $10,000,000 ($7,500,000 of financing provided by OMIF) in December 2012. OMIF sold the apartment building it owns in Ripon, California (held within 550 Sandy Lane, LLC) for a sales price of $5,065,000 in December 2012. OMIF sold the golf course it owns in Auburn, California (held within DarkHorse Golf Club, LLC) for a sales price of $1,600,000 in December 2012. In addition, OMIF and Owens Financial Group, Inc. (as members in TOTB Miami, LLC) signed a contract to sell the 169 condominium units, 160 unit apartment building, and certain undeveloped real property it owns in Miami, Florida for a sales price of $45,500,000; however, on November 26, 2012, such contract was terminated by the buyer.

In January 2013, OMIF signed a contract to sell the 45 condominium units and 2 commercial units it owns in Oakland, California (held within 1401 on Jackson, LLC) for a sales price of $10,300,000 ($7,725,000 of financing to be provided by OMIF); however, this contract was cancelled at the end of January 2013.

In June 2011, 54th Street Condos, LLC (wholly owned by OMIF) signed a $2,484,000 construction contract for completion of the remaining condominium units on the property owned by it in Phoenix, Arizona and, together with other related costs, contingencies and change orders, the total estimated cost of the improvements are approximately $3,200,000. Construction was completed during the fourth quarter of 2012. As of September 30, 2012, approximately $2,925,000 of the total project amount has been incurred and capitalized. All costs for this project will be paid from cash reserves.

OMIF has four delinquent loans with aggregate principal balances totaling approximately $24,203,000 that were originally secured by first, second and third deeds of trust on 29 parcels of land with entitlements for a 502,267 square foot resort development located in South Lake Tahoe, California known as Chateau at Lake Tahoe, or the Project. In July 2012, OMIF signed purchase agreements totaling $6,600,000 to acquire seven parcels in the Project that are contiguous to parcels securing OMIF’s loans. These seven parcels had provided partial security for OMIF‘s existing loans which were junior to loans held by senior lenders that foreclosed on the property in 2010 and early 2011. While these parcels were originally part of the security for OMIF’s loans, management chose not to advance the funds to acquire the parcels at the foreclosure sales due to the bankruptcy of the borrower and the uncertainty surrounding the Project. As a result, there are multiple owners of the contiguous parcels. For similar reasons, in July 2012, OMIF also signed a letter of intent to acquire the senior note for $1,400,000 secured by two parcels on which OMIF holds second and third deeds of trust. In addition, OMIF will advance $200,000 to obtain a release of the deed of trust that is senior to OMIF’s loan on a single parcel in the second phase of the Project, and advance $100,000 for the option to acquire a note for $700,000 which is senior to OMIF’s loan.

As of September 30, 2012, OMIF had paid $600,000 in deposits for the purchase of the above parcels. The parcel purchases were closed in December 2012 through a new wholly-owned subsidiary of OMIF, Tahoe Stateline Venture, LLC. OMIF paid approximately $5,697,000 out of cash reserves for the parcel purchases, including approximately $2,316,000 to be held by the title company to pay delinquent property taxes on the parcels once property reassessments are completed. The sellers of the parcels provided financing for the balance of the purchase prices which total $3,300,000 at 5% interest with interest only, semi-annual payments due in four years from the close of escrow. The note purchases are expected to close during the first quarter of 2013. OMIF expects to pay $2,700,000 out of cash reserves for the note purchases. Once all acquisitions are completed, it is anticipated that OMIF will then foreclose on all of the deeds of trust and gain ownership of the related parcels. OMIF will then own a total of 20 parcels which will include all of the parcels necessary to complete the first phase of the Project. Management made the decision to purchase these parcels and notes in order to protect OMIF’s existing investment in the loans by securing controlling ownership of the first phase of the Project, which will enable OMIF to move ahead with the sale or the development of the Project. As of September 30, 2012 and December 31, 2011, OMIF had recorded a specific loan allowance on these loans of approximately $19,095,000 and $17,735,000, respectively.

OMIF presently has no other plans to significantly improve or renovate any of its other unimproved or undeveloped properties.

The only real estate property with a book value in excess of 10% of OMIF’s total assets or with gross revenue in excess of 10% of OMIF’s total revenue is the property located in Miami, Florida and held within TOTB Miami, LLC, or TOTB. This is a residential condominium complex and none of the individual leases are for greater than 10% of the rentable square footage of the buildings. Other operating data related to TOTB is as follows:

	2012	2011
Average Annual Rental per Square Foot (1)	$17.57	$16.43
Federal Tax Basis of Depreciable Assets (all Residential Buildings and Improvements)	$17,368,751	$17,368,751
Depreciation Rate	3.64%	3.64%
Depreciation Method	MACRS Straight Line	MACRS Straight Line
Depreciable Life	27.5 Years	27.5 Years
Realty Tax Rate (2)	$22.5978	$22.7207
Annual Realty Taxes	$539,468	$545,776

(1) Annualized for years presented. Property was obtained via foreclosure in February 2011.
(2) Millage rate per $1,000 of Taxable Value

The following table shows information regarding rental rates and lease expirations over the next three years for TOTB and assumes that none of the tenants exercise renewal options or termination rights, if any, at or prior to scheduled expirations:

Year of Lease Expiration December 31,	Number of Leases Expiring Within the Year	Rentable Square Footage Subject to Expiring Leases	Final Annualized Base Rent Under Expiring Leases (1)	Percentage of Gross Annual Rental Represented by Such Leases
2012	32	29,875	$588,888	18.2%
2013	132	133,173	2,541,576	78.8%
2014	1	810	17,724	0.6%
	165	163,858	$3,148,188	97.6%

(1)
“Final Annualized Base Rent” for each lease scheduled to expire represents the cash rental rate of base rents, excluding tenant reimbursements, in the final month prior to expiration multiplied by 12. Tenant reimbursements generally include payment of a portion of real estate taxes, operating expenses and common area maintenance and utility charges.

The following table presents occupancy data as of December 31, 2011, 2010, 2009, 2008, and 2007 for OMIF’s leased real estate properties held for investment (where applicable):

		Occupancy % (1)
Property Description/Location	Year Foreclosed	2011	2010	2009	2008	2007
Light industrial building, Paso Robles, California	1997	58.7%	63.7%	67.4%	96.4%	94.9%
Commercial buildings, Roseville, California	2001	81.2%	45.9%	47.5%	54.5%	73.5%
Retail complex, Greeley, Colorado (720 University, LLC)	2001	93.8%	91.9%	93.5%	92.3%	91.5%
Storage facility/business, Stockton, California	2008	82.3%	83.0%	50.0%	42.0%	N/A
Office condominium complex (16 units), Roseville, California	2008	49.2%	11.7%	9.0%	5.0%	N/A
Eight townhomes, Santa Barbara, California (2)	2009	100.0%	N/A	N/A	N/A	N/A
19 condominium units, San Diego, California	2009	100.0%	89.5%	64.7%	N/A	N/A
Industrial building, Sunnyvale, California	2009	100.0%	100.0%	100.0%	N/A	N/A
133 condominium units, Phoenix, Arizona (3)	2009	31.6%	31.6%	37.6%	N/A	N/A
Medical office condominium complex, Gilbert, Arizona	2010	39.9%	50.5%	N/A	N/A	N/A
61 condominium units, Lakewood, Washington	2010	95.8%	93.0%	N/A	N/A	N/A
Apartment complex, Ripon, California	2010	93.5%	89.1%	N/A	N/A	N/A
45 condominium units, Oakland, California	2010	93.4%	92.8%	N/A	N/A	N/A
169 condominium units, Miami, Florida (TOTB Miami, LLC) (4)	2011	99.5%	N/A	N/A	N/A	N/A
12 condominium and 3 commercial units, Tacoma, Washington	2011	54.3%	N/A	N/A	N/A	N/A

Notes:
(1) Calculated by dividing net rentable square feet included in leases signed on or before December 31, 2011 at the property by the aggregate net rentable square feet of the property.
(2) Occupancy data not available for this property in 2009 and 2010 because units were rented on daily, weekly and monthly basis throughout those years.
(3) OMIF is in the process of completing renovations to 78 of the 133 units at this property. Therefore those units are currently not available for lease.
(4) OMIF also owns a 160-unit apartment building in the same complex as these condominium units in Miami, Florida. The apartment building is not inhabitable in its present condition and, thus, no occupancy statistics are presented.

As of December 31, 2011, virtually all of OMIF’s leases on residential rental properties are either month-to-month leases or will expire in 2012. As of December 31, 2011, these leases represented approximately $5,922,000 in annual rental revenue to OMIF.

The following table shows information regarding rental rates and lease expirations over the next ten years for OMIF’s commercial and industrial rental properties at December 31, 2011 and assumes that none of the tenants exercise renewal options or termination rights, if any, at or prior to scheduled expirations:

Year of Lease Expiration December 31,	Number of Leases Expiring Within the Year	Rentable Square Footage Subject to Expiring Leases	Final Annualized Base Rent Under Expiring Leases (1)
2012	12	36,138	$323,700
2013	11	33,632	378,263
2014	16	57,204	537,658
2015	5	69,660	412,017
2016	6	30,324	512,946
2017	3	8,750	94,990
2018	—	—	—
2019	1	26,400	570,240
2020	—	—	—
2021	—	—	—
2022 and thereafter	2	49,846	199,044
	56	311,954	$3,028,859

(1)
“Final Annualized Base Rent” for each lease scheduled to expire represents the cash rental rate of base rents, excluding tenant reimbursements, in the final month prior to expiration multiplied by 12. Tenant reimbursements generally include payment of a portion of real estate taxes, operating expenses and common area maintenance and utility charges.

At December 31, 2011, OMIF properties were leased to tenants that are engaged in a variety of businesses. The following table sets forth information regarding leases with the 7 tenants with the largest amounts leased based upon annualized base rent as of December 31, 2011:

	Leased Square Feet	Annualized Base Rent (1)	Expiration Date	Renewal Options
Tenant Name
King Soopers (720 University)	49,846	$197,100	3/31/2026	6-5 yr. Options
Big Lots (720 University)	34,440	154,980	1/31/2015	3-5 yr. Options
Conditioning Spa (720 University)	28,022	166,488	10/31/2015	None
Ace Hardware (720 University)	17,376	130,320	8/31/2014	1-5 yr. Option
Jo-Ann Stores (720 University) (2)	12,000	66,440	1/31/2012	None
Petco Animal Supplies (Wolfe Central)	26,400	538,560	9/30/2019	2-5 yr. Options
CIGNA Health Care of AZ (AMFU)	13,427	235,936	9/30/2016	1-5 yr. Option

(1)
Annualized Base Rent represents the monthly Base Rent, excluding tenant reimbursements, for each lease in effect at December 31, 2011 multiplied by 12. Tenant reimbursements generally include payment of a portion of real estate taxes, operating expenses and common area maintenance and utility charges.

(2)	This lease was extended during 2012 until February 28, 2015 at $72,480 per annum.

Majority and Wholly-Owned Limited Liability Companies

We hold title to real estate properties within majority- or wholly-owned limited liability companies. Set forth below is a description of the majority-owned limited liability companies through which we own real estate properties:

720 University, LLC

OMIF has an investment in a limited liability company, 720 University, LLC, or 720 University, which owns a commercial retail property located in Greeley, Colorado. OMIF receives 65% of the profits and losses in 720 University after priority return on partner contributions is allocated at the rate of 10% per annum. The assets, liabilities, income and expenses of 720 University have been consolidated into the consolidated balance sheet and statement of operations of OMIF.

The net income to OMIF from 720 University was approximately $208,000 for the nine months ended September 30, 2012 and $202,000 for the year ended December 31, 2011, respectively. The noncontrolling interest of the joint venture partner of approximately $(4,000) and $5,000 as of September 30, 2012 and December 31, 2011, respectively, is reported in the consolidated balance sheets. OMIF’s investment in 720 University real property and improvements was approximately $12,071,000 and $12,308,000 as of September 30, 2012 and December 31, 2011, respectively.

OMIF has a note payable with a bank with a principal balance of $10,125,755 and $10,242,431 as of September 30, 2012 and December 31, 2011, respectively, through its investment in 720 University, which is secured by the commercial retail property. The note requires monthly interest and principal payments of $56,816 until the maturity date of March 1, 2015 (approximately $9,713,000 due upon maturity). The interest rate on the loan is fixed at 5.07% per annum. There is a prepayment penalty on the note equal to the greater of the yield maintenance premium (as defined in the note) or 3% of the unpaid principal balance of the note if repaid prior to December 1, 2014.

TOTB Miami, LLC

TOTB is a Florida limited liability company formed for the purpose of owning and operating 169 condominium units and a 160 unit apartment building in a complex located in Miami, Florida which were acquired by OMIF, Owens Financial Group, Inc. and PRC Treasures, LLC, or PRC, who were co-lenders in the subject loan, via foreclosure in February 2011. In March 2012, OMIF made a priority capital contribution to TOTB in the amount of $7,200,000. TOTB then purchased PRC’s member interest in TOTB for $7,200,000. Thus, the remaining members in TOTB are now OMIF and Owens Financial Group, Inc. On the same date, OMIF and Owens Financial Group, Inc. executed an amendment to the TOTB operating agreement to set the percentage of capital held by each at 80.74% for OMIF and 19.26% for Owens Financial Group, Inc. based on the dollar amount of capital invested in the properties/TOTB (excluding the Preferred Class A Units discussed below). Income and loss allocations will be made based on these percentages after a 15% preferred return to OMIF based on its $2,583,000 contribution to TOTB in 2011 (represented by its Preferred Class A Units). The change in capital as a result of the PRC buyout and the amended agreement resulted in an increase to OMIF’s capital of approximately $2,760,000. Per the PRC redemption agreement, in the event the TOTB real estate assets are sold in the future for proceeds in excess of OMIF’s and Owens Financial Group, Inc.’s investments in TOTB, including all capital contributions, loans, protective advances and accrued and unpaid interest under the operating agreement, PRC is to receive 25% of such excess. The assets, liabilities, income and expenses of TOTB have been consolidated into the consolidated balance sheets and statements of operations of OMIF. The noncontrolling interests of the other members of TOTB totaled approximately $6,028,000 and $15,512,000 as of September 30, 2012 and December 31, 2011, respectively.

The net loss to OMIF from TOTB was approximately $216,000 for the nine months ended September 30, 2012 and $1,746,000 for the year ended December 31, 2011.

During the course of due diligence performed by a potential buyer of TOTB in the year ended December 31, 2012, a low level of arsenic was found in the ground water of a monitoring well located on the property owned by TOTB. While the level of arsenic exceeds the minimum level acceptable for drinking water standards, the water under this property is subject to tidal influence and is not used for domestic consumption. OMIF and Owens Financial Group, Inc. have retained an environmental consultant to perform additional testing and analysis with the goal of petitioning the appropriate governmental agency to issue a no further action letter for this property due to the low level of contamination and the low quality of the ground water under the property. At this time, the costs of any potential remediation and/or monitoring are unknown and cannot be estimated.

1875 West Mission Blvd., LLC

1875 West Mission Blvd., LLC, or 1875, is a California limited liability company formed for the purpose of owning 22.41 acres of industrial land located in Pomona, California which was acquired by OMIF and PNL Company, or PNL, (who were co-lenders in the subject loan) via foreclosure in August 2011. Pursuant to the an operating agreement, OMIF has a 60% membership interest in 1875 and is entitled to collect approximately $5,078,000 upon the sale of the property after PNL collects any unreimbursed 1875 expenses it has paid and $1,019,000 in its default interest at the time of foreclosure. The assets, liabilities, income and expenses of 1875 have been consolidated into the consolidated balance sheets and statements of operations of OMIF. The noncontrolling interest of PNL totaled approximately $2,035,000 and $2,002,000 as of September 30 2012 and December 31, 2011, respectively.

There was no net income or loss to OMIF from 1875 for the nine months ended September 30, 2012 and the year ended December 31, 2011.

Equity Method Investment in Limited Liability Company

1850 De La Cruz, LLC

During 2008, OMIF entered into an Operating Agreement of 1850 De La Cruz LLC, a California limited liability company, or 1850, with Nanook Ventures LLC, or Nanook, an unrelated party. The purpose of the joint venture is to acquire, own and operate certain industrial land and buildings located in Santa Clara, California that were owned by OMIF. The property was subject to a Purchase and Sale Agreement dated July 24, 2007, or the Sale Agreement, as amended, between OMIF, as seller, and Nanook, as buyer. During the course of due diligence under the Sale Agreement, it was discovered that the property is contaminated and that remediation and monitoring may be required. The parties agreed to enter into the Operating Agreement to restructure the arrangement as a joint venture whereby OMIF and Nanook each own 50%. At the time of closing in July 2008, the two properties were separately contributed to two new limited liability companies, Nanook Ventures One LLC and Nanook Ventures Two LLC that are wholly owned by 1850. OMIF and Nanook are the members of 1850 and NV Manager, LLC is the manager.

OMIF received distributions from 1850 of approximately $65,000 during the nine months ended September 30, 2012 and $155,000 during the year ended December 31, 2011, respectively. The net income to OMIF from its investment in 1850 was approximately $116,000 during the nine months ended September 30, 2012 and $153,000 during the year ended December 31, 2011, respectively.

The approximate net income (loss) from OMIF real estate properties held within wholly-owned limited liability companies and other investment properties with significant operating results, for the nine months ended September 30, 2012 and 2011 and the years ended December 31, 2011 and 2010 were as follows:

	Nine Months Ended		Years Ended
	September 30,		December 31,
	2012	2011	2011	2010
Anacapa Villas, LLC	$41,000	$(128,000)	$(149,000)	$(247,000)
Dation, LLC	2,000	(43,000)	(42,000)	(31,000)
DarkHorse Golf Club, LLC	(151,000)	(347,000)	(363,000)	(574,000)
Lone Star Golf, LLC	(79,000)	(176,000)	(120,000)	(268,000)
Baldwin Ranch Subdivision, LLC	(76,000)	(66,000)	(95,000)	(144,000)
The Last Resort and Marina, LLC	(16,000)	(26,000)	(31,000)	(27,000)
33rd Street Terrace, LLC	80,000	15,000	39,000	43,000
54th Street Condos, LLC	(258,000)	(284,000)	(404,000)	(431,000)
Wolfe Central, LLC	320,000	361,000	393,000	382,000
AMFU, LLC	(15,000)	25,000	3,000	(32,000)
Phillips Road, LLC	71,000	75,000	92,000	(1,000)
550 Sandy Lane, LLC	150,000	133,000	192,000	(23,000)
1401 on Jackson, LLC	27,000	(6,000)	14,000	(25,000)
Broadway & Commerce, LLC	68,000	—	27,000	—
Light industrial building, Paso Robles, California	137,000	149,000	180,000	229,000
Undeveloped industrial land, San Jose, California	(113,000)	(105,000)	(142,000)	(137,000)
Office condominium complex, Roseville, California	(39,000)	(45,000)	(56,000)	(116,000)
Storage facility/business, Stockton, California	205,000	177,000	235,000	109,000
Industrial building, Chico, California	(186,000)	(319,000)	(414,000)	—
Undeveloped land, Gypsum, Colorado	(257,000)	—	—	—

Legal Proceedings

Matters Involving Owens Financial Group, Inc.

Owens Financial Group, Inc. is involved in a number of legal proceedings concerning matters arising in connection with the conduct of its normal business activities. Owens Financial Group, Inc. believes that it is not a party to any pending legal or arbitration proceedings that would have a material adverse effect on its financial condition or results of operations or cash flows, although it is possible that the outcome of any such proceedings could have a material impact on its net income in any particular period.

Matters Involving OMIF

Owens Realty Mortgage, Inc. will assume all liability arising under legal proceedings filed against OMIF. OMIF is involved in a number of foreclosure and bankruptcy proceedings of borrowers concerning matters arising in connection with the conduct of our normal business activities. We believe that we are not a party to any pending legal or arbitration proceedings that would have a material adverse effect on our financial condition or results of operation or cash flows, although it is possible that the outcome of any such proceedings could have a material impact on our net income in any particular period.

HOW WE PROTECT OUR RIGHTS AS A LENDER

The following discussion is a summary of legal aspects of mortgage loans. Because this is a summary, it does not contain all the information that may be important to you. Many of the legal aspects of mortgage loans are governed by applicable state laws, which may vary substantially. The following material does not reflect the laws of any particular state, unless specifically indicated.

Overview of Mortgages

We invest in mortgage loans. In connection with these loans, we receive mortgages or other similar instruments such as deeds of trust, granting us rights in the security properties. Our authority under a mortgage is governed by applicable law and the express provisions of the mortgage. Priority of liens on mortgaged property created by mortgages depends on their terms and on the order of filing with a state, county or municipal office, although this priority may be altered by the mortgagee’s knowledge of unrecorded liens against the security property. However, filing or recording does not establish priority over governmental claims for real estate taxes and assessments. In addition, the Code provides priority for certain tax liens over the mortgage. References herein refer to “mortgages” or “mortgage loans” include “deeds of trust” or “deed of trust loans”.

Parties to a Deed of Trust

The deed of trust has these parties:

•	the borrower-trustor (like a mortgagor);

•	the trustee; and

•	the lender-beneficiary (like a mortgagee).

The borrower conveys the property, until the debt is paid, in trust to the trustee for the benefit of the lender, or the beneficiary, to secure the payment of the borrower’s obligations. The power of the trustee is governed by the loan documents and state law. The trustee under our loans will normally be Investors Yield, Inc., a wholly-owned subsidiary of Owens Financial Group, Inc., which is a California corporation qualified to act as a trustee in California. The trustee may be changed by us and a different qualified trustee appointed.

Foreclosure

Non-judicial Foreclosure

If a mortgage loan secured by a deed of trust is in default, we protect our rights by foreclosing through a non-judicial sale. Deeds of trust differ from mortgages in form, but are in most other ways similar to mortgages. Deeds of trust contain specific provisions enabling non-judicial foreclosure in addition to those provided for in applicable statutes upon any material default by the borrower. Applicable state law controls the extent that we have to give notice to interested parties and the amount of foreclosure expenses and costs, including attorney’s fees, which may be covered by a lender, and charged to the borrower. The most commonly used foreclosure procedure is the following:

•	The trustee is notified;

•	The trustee records a notice of default in the recorder’s office in the county where the property is located and sends it to the borrower(s) and other interested parties, as required by law;

•	If there is a lien on the property that is junior to ours, the junior lien holder or its borrower has the right to cure the default and reinstate the loan, as permitted by law;

•
If the default is not cured within three months from the date of recordation of the notice of default, then the trustee may record, publish and mail a Notice of Trustee’s Sale to sell the property at public auction. If the default is not cured at least five court days before the date of the public auction, the Trustee may sell the property at public auction;

•	The beneficiary under the deed of trust, in this case our company, may make a non-cash bid equal to the total amount secured by the deed of trust, including fees and expenses; any other bidder may be required by the trustee to show evidence of ability to pay its bid amount in cash or other form of payment as permitted by law; and

•	After the sale, the trustee will execute and deliver a trustee’s deed to us if we are the purchaser; title under this deed is subject to all prior senior liens and claims, including real estate taxes.

Proceeds from Trustee Sale

When we use non-judicial foreclosure, the trustee first applies the amount of our purchase bid to the fees and costs of the sale, and then to the unpaid indebtedness. Amounts in excess of that, if any, are paid to holders of any junior liens and/or to the borrower, in accordance with applicable law. Following the trustee’s sale, the borrower’s right to redeem the property is terminated, and we normally have no further right, under California law, of collection for any amount remaining unpaid under the loan, unless there was other security obtained from the borrower, such as property other than the real estate, or guarantees given by third parties. In the event the deed of trust secures a leasehold interest in the real property, we then step into the shoes of the lessee under the lease after the non-judicial foreclosure.

Judicial Foreclosure

If our objective is to seek a judgment in court against the borrower for the deficiency between the value of the secured real property and the amount due under the loan, we may seek judicial foreclosure of our deed of trust. This is a more prolonged procedure, usually, subject to most of the delays and expenses of other lawsuits, sometimes requiring years to complete. Recovery of such a deficiency judgment is also barred by California law in certain situations where the loan was made to purchase the real estate, and is subject to other statutory limitations. Following a judicial foreclosure sale, the borrower or its successor has certain redemption rights to the property which include the right to remain in possession of the property until the end of the redemption period. Consequently, we are less likely to rely upon judicial foreclosure.

Deed in Lieu

If the borrower is cooperative, we may accept a deed in lieu of foreclosure. This saves the time and expense of the non-judicial process, however, acceptance of a deed in lieu of foreclosure subjects us not only to any superior liens, but also to any subordinate liens. If after searching the county records in which the real property is situated, it is determined there are no junior liens, we may accept the deed in lieu of foreclosure and acquire title insurance insuring the same.

Environmental Risks

Our security property may be subject to potential environmental risks. Of particular concern may be those security properties which are, or have been, the site of manufacturing, industrial or disposal activity. These environmental risks may give rise to a diminution in value of the security property or liability for clean-up costs or other remedial actions. This liability could exceed the value of the real property or the principal balance of the related mortgage loan. For this reason, we may choose not to foreclose on contaminated property rather than risk incurring liability for remedial actions.

Under the laws of certain states, an owner’s failure to perform remedial actions required under environmental laws may give rise to a lien on mortgaged property to ensure the reimbursement of remedial costs. In some states this lien has priority over the lien of an existing mortgage against the real property. Because the costs of remedial action could be substantial, the value of a mortgaged property as collateral for a mortgage loan could be adversely affected by the existence of an environmental condition giving rise to a lien.

The state of law is currently unclear as to whether and under what circumstances clean-up costs, or the obligation to take remedial actions, can be imposed on a secured lender. Generally speaking, a lender who does not take any part in the operation or management of real property will not be responsible for clean-up costs. This will change if the lender acquires title to the real property through a foreclosure action. If a lender does become liable for clean-up costs, it may bring an action for contribution against the current owners or operators, the owners or operators at the time of on-site disposal activity or any other party who contributed to the environmental hazard, but these persons or entities may be bankrupt or otherwise judgment-proof. Furthermore, an action against the borrower may be adversely affected by the limitations on recourse in the loan documents.

As deemed necessary, Owens Financial Group, Inc. will protect us and our security holders by requiring a Phase I Environmental Site Assessment of the security properties prior to selecting a loan for us to invest in.

Second Mortgage; Rights of Senior Mortgages

Our rights as mortgagee or beneficiary under a second mortgage are subordinate to those of the mortgagee under the senior mortgage, including the prior rights of the senior mortgagee to receive rents, hazard insurance and condemnation proceeds and to cause the security property to be sold upon default of the mortgagor. This can extinguish a second mortgage unless we assert our subordinate interest in foreclosure litigation or satisfy the defaulted senior loan. In many states, a junior mortgagee may satisfy a defaulted senior loan in full, or may cure the default, and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. Absent a provision in the senior mortgage, or unless required by state law, a senior mortgagee need not give notice of default to a junior mortgagee.

The form of mortgage used by many institutional lenders confers on the mortgagee the right both to receive insurance proceeds and condemnation awards. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the first mortgagee will have the prior right to collect any insurance proceeds payable and any condemnation award of damages in and to apply the same to the indebtedness secured by the senior mortgage. Proceeds in excess of the amount of senior indebtedness will, in most cases, be applied to the indebtedness secured by a junior mortgage. The right to insurance proceeds and condemnation awards may be limited, as in cases where the mortgagor is allowed to use the insurance proceeds and condemnation award to repair the damage unless the security of the mortgagee has been impaired.

The form of mortgage used by many institutional lenders also contains a “future advance” clause, which provides that additional amounts advanced to or on behalf of the mortgagor by the mortgagee are to be secured by the mortgage. While this type of clause is valid under the laws of most states, the priority of any advance made under the clause may depend on whether the advance was an “obligatory” or “optional” advance. If the mortgagee is obligated to advance the additional amounts, the advance may be entitled to receive the same priority as amounts initially made under the mortgage, notwithstanding that there may be intervening junior mortgages and other liens and notwithstanding that the mortgagee or beneficiary had actual knowledge of them. Where the mortgagee is not obligated to advance the additional amounts and has actual knowledge of the intervening junior mortgages and other liens, the advance may be subordinate to these intervening junior mortgages and other liens. Priority of advances under a “future advance” clause may also rest on state law giving priority to advances made under the loan agreement up to a “credit limit” amount stated in the recorded mortgage.

We can also protect ourselves by including provisions obligating the mortgagor to do the following:

•	pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage;

•	provide and maintain fire insurance on the property;

•	maintain and repair the property;

•	not commit or permit any waste on the property; and

•	appear and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage.

Upon a failure of the mortgagor to perform any of these obligations, we would have the right under the mortgage to perform the obligation, with the mortgagor agreeing to reimburse us for any sums we expend on behalf of the mortgagor. All sums we expend become part of the indebtedness secured by the mortgage.

Bankruptcy Laws

We may be subject to delays by statutory provisions that afford relief to debtors from our ability to obtain payment of the loan, to realize upon collateral and/or to enforce a deficiency judgment. Under the United States Bankruptcy Code of 1978, or the Bankruptcy Code, and analogous state laws, foreclosure actions and deficiency judgment proceedings are automatically suspended upon the filing of the bankruptcy petition, and often no interest or principal payments are made during the course of the bankruptcy proceeding. The delay and consequences in obtaining our remedy can be significant. Also under the Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of the holder of a second mortgage may prevent the senior lender from taking action to foreclose out the junior lien.

Under the Bankruptcy Code, the amount and terms of a mortgage on property of the debtor may be modified under equitable principles or otherwise. Under the terms of an approved bankruptcy plan, the court may reduce the outstanding amount of the loan secured by the real property to the then current value of the property in tandem with a corresponding partial reduction of the amount of the lender’s security interest. This leaves the lender having the status of a general unsecured creditor for the differences between the property value and the outstanding balance of the loan. Other modifications may include the reduction in the amount of each monthly payment, which may result from a reduction in the rate of interest and/or the alteration of the repayment schedule, and/or change in the final maturity date. A court may approve a plan based on the particular facts of the reorganization case that affects the curing of a mortgage loan default by paying arrearages over time. Also, under the Bankruptcy Code, a bankruptcy court may permit a debtor to de-accelerate a mortgage loan and to reinstate the loan even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court prior to the filing of the debtor’s petition. This may be done even if the full amount due under the original loan is never repaid. Other types of significant modifications to the terms of the mortgage or deed of trust may be acceptable to the bankruptcy court, often depending on the particular facts and circumstances of the specific case.

In a bankruptcy or similar proceeding, action may be taken seeking the recovery as a preferential transfer of any payments made by the mortgagor under the related mortgage loan to the lender. Payments on long-term debt may be protected from recovery as preferences if they are payments in the ordinary course of business made on debts incurred in the ordinary course of business. Whether any particular payment would be protected depends upon the facts specific to a particular transaction.

Enforceability of Certain Provisions

Due-on-Sale Provisions

Federal law preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these claims in accordance with their terms. As a result, due-on-sale clauses are enforceable except in those states whose legislatures exercised their limited authority to regulate the enforceability of these clauses. Due-on-sale clauses will not be enforceable in bankruptcy proceedings.

Acceleration on Default

We may invest in mortgage loans which contain a “debt-acceleration” clause, which permits us to accelerate the full debt upon a monetary or nonmonetary default of the borrower. The courts of most states will enforce clauses providing for acceleration in the event of a material payment default after we give appropriate notices. The equity courts of any state, however, may refuse to foreclose a mortgage when an acceleration of the indebtedness would be inequitable or unjust. Furthermore, a borrower may avoid foreclosure and reinstate an accelerated loan by paying only the defaulted amounts and the costs and attorney’s fees incurred by the lender in collecting these defaulted payments.

State courts also are known to apply various legal and equitable principles to avoid enforcement of the forfeiture provisions of installment contracts. For example, a lender’s practice of accepting late payments from the borrower may be deemed a waiver of the forfeiture clause. State courts also may impose equitable grace periods for payment of arrearage or otherwise permit reinstatement of the contract following a default. If a borrower under an installment contract has significant equity in the property, a court may apply equitable principles to reform or reinstate the contract or to permit the borrower to share the proceeds upon a foreclosure sale of the property if the sale price exceeds the debt.

Prepayment Provisions

Our deed of trust may provide that a borrower must pay specified additional amounts if it makes early payments on or full repayment of the loan. A similar provision would preclude the borrower from repayment for a specified period of time, usually several years. While our loans do not contain typical prepayment penalties, many instead require the borrower to notify Owens Financial Group, Inc. of the intent to pay off within a specified period of time prior to payoff (usually 30 to 120 days). If this notification is not made within the proper time frame, the borrower may be charged interest for the number of days that notification was not received. These provisions should be enforceable so long as only reasonable charges are imposed. Owens Financial Group, Inc. has the total discretion to waive prepayment charges imposed by any of our deeds of trust.

Insurance and Condemnation Proceeds

The form of deed of trust we use gives us the right to receive all proceeds from hazard insurance and any award made in a condemnation proceeding and use those funds to apply to the indebtedness under the loan.

Future Advances Clause

If we advance additional funds to a borrower, these will be covered by the deed of trust. Under California law, our priority with respect to those advances depends on whether an advance was obligatory or optional. If obligatory, our priority will remain as to the advance. If optional, the advance may be made to the borrower, provided our deed of trust priority remains unchanged as to the advance, as we require subordination agreements from junior lien holders, if any.

Borrowers Must Pay Taxes and Prior Liens and Maintain Property

If the borrower under our deed of trust does not pay when due all taxes and assessments and prior liens on the security property and maintain the property with adequate hazard insurance, we can step in and make protective advances to protect its interest. If we do step in, our expenditures become additions to the indebtedness of the borrower under the deed of trust.

Late Charges and Additional Interest

Our mortgage loans generally include a provision which requires the borrower to pay a late payment charge, if payments are not received within the specified period, and additional interest on the principal balance and any advances made. These provisions should be enforceable if the amount of the charge is reasonable. All late charges and additional interest on principal are retained by Owens Financial Group, Inc., and may be considered additional compensation for its services to us.

Secondary Financing: Due-on-Encumbrance Provisions

Some mortgage loans may have no restrictions on secondary financing, thereby permitting the borrower to use the mortgaged property as security for one or more additional loans. We are more likely to invest in mortgage loans that permit us, as first lender, to accelerate the maturity of a loan if the borrower grants a second mortgage, or in mortgage loans that require our consent to any junior or substitute financing.

Where a borrower encumbers the mortgaged property with one or more junior liens, the first lender is subjected to the following additional risks:

•	the borrower may have difficulty servicing and repaying multiple loans;

•	acts of the senior lender which prejudice the junior lender or impair the junior lender’s security may create a superior equity in favor of the junior lender;

•
if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with, delay and even prevent the taking of action by the senior lender; and

•	the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

We expect that our loans will prohibit junior mortgages, and we intend to monitor our loans closely so that we will know when a junior lienholder acquires an interest in the security property.

Applicability of Usury Laws

State and federal usury laws limit the interest that lenders are entitled to receive on a mortgage loan. In determining whether a given transaction is usurious, courts may include charges in the form of points and fees as interest, but may exclude payments in the form of reimbursement of foreclosure expenses or other charges found to be distinct from interest. If, however, the amount charged for the use of the money loaned is found to exceed a statutorily established maximum rate, the form employed and the degree of overcharge are both immaterial. Statutes differ in their provision as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest above the applicable limit or imposes a specified penalty. Under this statutory scheme, the borrower may have the recorded mortgage or deed of trust cancelled upon paying its debt with lawful interest, or the lender may foreclose, but only for the debt plus lawful interest. Under a second, more severe type of statute, a violation of the usury law results in the invalidation of the transaction, thereby permitting the borrower to have the recorded mortgage or deed of trust cancelled without any payment and prohibiting the lender from foreclosing.

Owens Financial Group, Inc. is licensed as a real estate broker by the California Department of Real Estate and as a California Finance Lender by the Corporations Commissioner. Owens Realty Mortgage, Inc. may become licensed as a California Finance Lender. Mortgage loans made or arranged by a licensed real estate broker and/or a licensed California Finance Lender are exempt from the California usury law provisions that restrict the maximum rate of interest on California loans. All of our mortgage loans are expected to be made under Owens Realty Mortgage, Inc.’s California Finance Lender license (if it obtains such license) or arranged by Owens Financial Group, Inc. for Owens Realty Mortgage, Inc.

When we invest in a loan in a state other than California, we consult with legal counsel in that state for advice as to applicable usury laws. We will always seek to invest in loans that will not cause usury law violations in any state. It is possible, however, that violation could have inadvertently occurred, or may occur in the future. Severe penalties, including loss of interest and treble damages, may be imposed for violations of usury laws.

POLICIES WITH RESPECT TO CERTAIN ACTIVITIES

The following is a discussion of anticipated policies with respect to distributions, investments, financing, lending and certain other activities of Owens Realty Mortgage, Inc. The investment and operating policies specifically outlined in the charter of Owens Realty Mortgage, Inc. and the Management Agreement with Owens Financial Group, Inc. may only be amended with the approval of the holders of a majority of the shares of Common Stock entitled to vote on the matter. All other policies with respect Owens Realty Mortgage, Inc.’s activities may generally be amended from time to time at the discretion of its board of directors without a vote of its stockholders.

Distribution Policy

If the merger, which will effect the REIT conversion, is approved by OMIF Limited Partners, we intend to make regular monthly distributions. For a discussion of our distribution policy, see “Market Price Information and Distribution Policy.”

Investment Policies

Our principal investment objectives will be to:

•	preserve the capital of Owens Realty Mortgage, Inc.; and

•	provide monthly cash distributions to our stockholders.

It will not be our objective to provide tax-sheltered income. Unlike the investment policies outlined in our charter and our Management Agreement with Owens Financial Group, Inc., our board of directors will be permitted to modify our principal investment objectives without the approval of our stockholders.
We will invest in real estate loans primarily in the Western United States. The loans we will invest in are selected for us by Owens Financial Group, Inc. from among loans originated by Owens Financial Group, Inc. or nonaffiliated mortgage brokers. When Owens Financial Group, Inc. or a nonaffiliated mortgage broker originates a loan for us, the borrower is identified, the loan application is processed and the loan is made available to us. We believe that our loans will be attractive to borrowers because of the expediency of Owens Financial Group, Inc.’s loan approval process, which takes about ten to twenty days. Our investment policies will not include making direct investments in real estate or interests in real estate, except:

•	as described below;

•	that we may acquire properties held for sale or investment when we foreclose on a mortgage loan and;

•	that we may sell properties (that we acquire through foreclosure) in transactions in which we or an affiliate provides financing and which are recorded as seller financed real estate held for sale.

We will invest primarily in mortgage and deed of trust loans on commercial, industrial and residential income-producing real property and land. We will invest in first, second, and third mortgage and deed of trust loans, wraparound and participating mortgage and deed of trust loans, construction mortgage and deed of trust loans on real property, and loans on leasehold interest mortgages and deeds of trust. We will not ordinarily make or invest in mortgage and deed of trust loans with a maturity of more than 15 years, and most loans will have terms of one to three years. Virtually all loans will provide for monthly payments of interest, and some will also provide for principal amortization. Most of our loans will provide for payments of interest only and a payment of principal in full at the end of the loan term. Owens Financial Group, Inc. does not generally originate loans with negative amortization provisions. We will not have any policies directing the portion of our assets that may be invested in construction or rehabilitation loans, loans secured by leasehold interests and second, third and wraparound mortgage and deed of trust loans. However, Owens Financial Group, Inc. recognizes that these types of loans are riskier than a first deed of trust on income-producing, fee simple properties and will seek to minimize the amount of these types of loans in our portfolio. Additionally, Owens Financial Group, Inc. will consider that these loans are riskier when determining the rate of interest on the loans.

Our acquisition and investment policies will be to invest at least 86.5% of our capital in real estate loans. However, due to the declining economy and reductions in real estate values over the past three years, OMIF experienced increased foreclosures, which have resulted in its ownership of significantly more real estate than in the past. Therefore, while OMIF initially adhered to its policies of investing at least 86.5% of its capital in real estate loans, economic conditions beyond its control will result in less than 86.5% of our capital being accounted for as investments in real estate loans after the REIT conversion. As of September 30, 2012, approximately 20% of OMIF’s assets were classified as investments in real estate loans (net allowance for loan losses). Additionally, except as may be necessary or appropriate to preserve our status as a REIT, we will be required to maintain a contingency reserve in an aggregate amount of at least 1.5% of our capital.

Our general investment and operating policies will include, among other things, the following:

•
Committing at least 86.5% of our capital to investment in mortgage loans. We will not normally make or invest in mortgage loans on any one property if at the time of the acquisition of the loan the aggregate amount of all mortgage loans (including our loans) outstanding on the property would exceed an amount equal to 80% of the appraised value of the property as determined by independent appraisal, unless substantial justification exists because of the presence of other underwriting criteria. This restriction applies to all loans, including construction loans.

•	We will limit any single mortgage loan and will limit our mortgage loans to any one borrower to not more than 10% of our total assets as of the date the loan is made or purchased.

•	We may not invest in or make mortgage loans on unimproved real property in an amount in excess of 25% of our total assets.

•	We may not invest in real estate contracts of sale otherwise known as land sale contracts unless such contracts are in recordable form and appropriately recorded in the chain of title.

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We require that a mortgagee’s or owner’s title insurance policy as to the priority of a mortgage or the condition of title be obtained in connection with the making or purchasing of each mortgage loan. We must also receive an independent, on-site appraisal for each property on which we make or purchase a mortgage loan. All such appraisals must be conducted by an independent expert.

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There must at all times be title, fire, and casualty insurance in an amount equal to our mortgage loans plus any outstanding senior lien on the security property naming us and any senior lienholder as loss payees, and, where such senior lienholder exists, a “request for notice of default” must be recorded in the county where the security property is situated.

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We may purchase mortgage loans from Owens Financial Group, Inc. or its affiliates only if: (a) Owens Financial Group, Inc. obtains such loans in its own name and temporarily holds title thereto for the purpose of facilitating the acquisition of such loans; (b) such loans are purchased by us for a price no greater than the cost of such loans to Owens Financial Group, Inc. (except for compensation that may be paid to Owens Financial Group, Inc.); (c) there is no other benefit arising out of such transactions to Owens Financial Group, Inc.; and (d) such loans are not in default and would otherwise meet all of the requirements of our investment and operating policies set forth in our charter. We may not acquire a loan from Owens Financial Group, Inc. if the cost of the loan exceeds funds reasonably anticipated to be available for us to purchase the loan.

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We may not sell a mortgage loan to Owens Financial Group, Inc. unless all of the following criteria are met: (a) the loan is in default; (b) Owens Financial Group, Inc. pays us an amount in cash equal to our cost of the loan (including all cash payments and carrying costs related thereto); and (c) Owens Financial Group, Inc. assumes all of our obligations and liabilities incurred in connection with our holding of the loan.

•	We may not acquire a loan from, or sell a loan to, another fund in which Owens Financial Group, Inc. has an interest.

•	We may not sell a foreclosed property to Owens Financial Group, Inc. or to another fund in which Owens Financial Group, Inc. has an interest.

We will also have specific policies with respect to investments in other entities, which we’ve outlined below. Except as may be necessary or appropriate to preserve our status as a REIT, we do not have a specific policy with respect to the percentage of our assets which may be invested in other entities, or the percentage of securities of any one issuer which we may acquire.

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We may invest in general partnerships or joint ventures (including entities in limited liability company and limited liability partnership form) with non-affiliates that own one or more particular loans, if we, alone or together with any publicly registered affiliate of ours meeting certain requirements, acquire a controlling interest in such a general partnership or joint venture, but in no event will duplicate fees be permitted. For purposes of this paragraph, “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the general partnership or joint venture, including the authority to:

•	review all contracts entered into by the general partnership or joint venture that will have a material effect on its business or assets;

•
cause a sale of the loan or its interest therein, subject, in certain cases where required by the partnership or joint venture agreement, to limits as to time, minimum amounts and/or a right of first refusal by the joint venture partner or consent of the joint venture partner;

•	approve budgets and major capital expenditures, subject to a stated minimum amount;

•	veto any sale of the loan, or alternatively, to receive a specified preference on sale or proceeds; and

•	exercise a right of first refusal on any desired sale by the joint venture partner or its interest in the mortgage except for transfer to an affiliate of the joint venture partner.

•	We may invest in general partnerships or joint ventures with other publicly registered affiliates of ours if all of the following conditions are met:

•
the programs (i.e., the general partnership, limited liability company, joint venture, or similar organization formed and operated for the primary purpose of investment in mortgage loans) have substantially identical investment objectives and there are no duplicate fees;

•	the compensation to sponsors (i.e., any person instrumental in organizing a program or any person who will manage a program) is substantially identical in each program;

•	each program has a right of first refusal to buy if the other programs wish to sell assets held in the joint venture;

•	the investment of each program is on substantially the same terms and conditions; and

•
the prospectus discloses the potential risk of impasse on joint venture decisions since no program controls the decisions of the joint venture and the potential risk that while a program may have the right to buy the asset from the partnership or joint venture, it may not have the resources to do so.

•	We are permitted to invest in general partnerships or joint ventures with our affiliates other than publicly registered affiliates only under the following conditions:

•	the investment is necessary to relieve the sponsor from any commitment to purchase a loan entered into in compliance with our charter prior to the closing of the offering period of the program;

•	there are no duplicate fees;

•	the investment of each entity is on substantially the same terms and conditions;

•	the program provides for a right of first refusal to buy if the sponsor wishes to sell a loan held in the joint venture; and

•	the prospectus discloses the potential risk of impasse on joint venture decisions.

•	Except as permitted above and below, we are not permitted to invest in general partnerships or joint ventures with our affiliates.

•
We may invest in general partnership interests of limited partnerships if we alone or together with any publicly registered affiliate of ours which meets the requirements set forth in our charter acquires a “controlling interest” (as defined above), no duplicate fees are permitted and no additional compensation beyond that permitted in our charter is paid to the sponsor.

•	A program that is an “upper-tier program” is permitted to invest in interests of other programs only if the conditions provided for in our charter are met.

Additionally, properties that we may acquire through foreclosure or any other act of enforcement on our mortgage loans may result in our partial or total ownership of the equity securities of an entity formed to hold, develop, operate and/or dispose of such properties. As discussed in “Business – Properties”, as of September 30, 2012, OMIF holds 17 properties through such entities and also holds a 50% ownership interest in a limited liability company accounted for under the equity method. Following the merger and REIT conversion, provided such entities are still in existence, we will hold all such properties through such entities. Additionally, we may also form subsidiaries to which we will assign certain of our mortgage loans or foreclosed properties, and after the merger and REIT conversion, we will own any subsidiaries previously formed by OMIF to assign certain of its mortgage loans or foreclosed properties.

Financing Policies

To qualify as a REIT under the Code, we generally are required each year to distribute to our stockholders at least 90% of our REIT taxable income (determined without regard to the dividends paid deduction and by excluding net capital gain), and we intend to distribute on a monthly basis substantially all of our REIT taxable income and net capital gain. We may be required to borrow funds on a short-term basis or liquidate investments to meet the distribution requirements that are necessary to qualify as a REIT, even if management believes that it is not in our best interests to do so.

We will consider a number of factors when evaluating our level of indebtedness and when making decisions regarding the incurrence of indebtedness, including overall prudence, the estimated market value of our properties upon refinancing and our ability to generate cash flow from our operations to cover expected debt service. For additional information, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources.”

We currently do not intend to raise additional capital through equity financings, except through a distribution reinvestment plan we intend to adopt.

We will not provide loans to Owens Financial Group, Inc. or an affiliate except in connection with any advance of expenses or indemnification permitted by our charter, bylaws, and the Management Agreement.

Interested Director and Officer Transactions

We intend to enter into a Management Agreement with Owens Financial Group, Inc., of which William C. Owens, our Chief Executive Officer, President and a member of our board of directors, holds a majority of the voting stock and serves as a member of the board of directors. Pursuant to the MGCL, a contract or other transaction between us and any director or between us and any other corporation, firm or other entity in which any of our directors is a director or has a material financial interest is not void or voidable solely on the grounds of such common directorship or interest, the presence of such director at the meeting at which the contract or transaction is authorized, approved or ratified or the counting of the director’s vote in favor thereof, provided that:

•
the fact of the common directorship or interest is disclosed or known to our board of directors or a committee of our board, and our board or committee authorizes, approves or ratifies the transaction or contract by the affirmative vote of a majority of disinterested directors, even if the disinterested directors constitute less than a quorum;

•
the fact of the common directorship or interest is disclosed or known to our stockholders entitled to vote thereon, and the contract or transaction is authorized, approved or ratified by a majority of the votes cast by the stockholders entitled to vote other than the votes of shares owned of record or beneficially by the interested director or corporation, firm or other entity; or

•	the transaction or contract is fair and reasonable to us.

Policies with Respect to Other Activities

We have the authority to offer Common Stock, options to purchase stock or preferred stock in exchange for property, and to repurchase or otherwise reacquire our Common Stock or other securities in the open market or otherwise, and we may engage in such activities in the future. We may offer shares of our Common Stock, preferred stock or other debt or equity securities in exchange for cash, real estate assets or other investment targets, and we may repurchase or otherwise re-acquire shares of our Common Stock, preferred stock or other debt or equity securities. All such activities are at the discretion of our board of directors.

Our board of directors has the power, without further stockholder approval, to amend our charter to increase the number of authorized shares of our Common Stock or preferred stock and authorize us to issue additional shares of Common Stock or preferred stock, in one or more series, in any manner, and on the terms and for the consideration, it deems appropriate.

We have not engaged in trading, underwriting or agency distribution or sale of securities of other issuers, and we do not intend to engage in such activities. We do not intend to engage in the purchase and sale (or turnover) of investments, except as described herein and in our governing documents and Management Agreement. We do not intend to invest in securities of others for the purpose of exercising control, except to the extent described above regarding our policies with respect to investments in other entities. From time to time, we will evaluate investment opportunities in local agency bonds and other securities secured by real estate or interests in real estate and may in the future invest in one or more of these instruments. At all times, we intend to make investments in such a manner as to be consistent with the requirements of the Code for us to qualify as a REIT unless, because of changing circumstances or changes in the Code (or in the Treasury regulations promulgated thereunder, or the Treasury Regulations), our board of directors determines that it is no longer in our best interests to qualify as a REIT.

Reporting Policies

We will be subject to the information and reporting requirements of the Exchange Act and will be required to file annual and periodic reports, proxy statements and other information, including audited financial statements, with the SEC. Our annual reports on Form 10-K will contain financial statements certified by independent public accountants.

CONFLICTS OF INTEREST

The relationships among us, Owens Financial Group, Inc. and the directors and other affiliates of Owens Financial Group, Inc. will result in various conflicts of interest. These conflicts include, without limitation, the following:

Owens Financial Group, Inc.’s Origination Fees, Late Payment Charges and Servicing Fees

For the evaluation, origination, extension and refinancing of our mortgage loans, Owens Financial Group, Inc. generally receives acquisition and origination fees from borrowers. When late payment charges are received from borrowers, they are remitted to Owens Financial Group, Inc. For the servicing of mortgage loans made or invested in by us, Owens Financial Group, Inc. also receives from us a servicing fee, paid monthly, which when added to all other fees paid in connection with the servicing of a particular loan, does not exceed the lesser of the customary, competitive fee in the community where the loan is placed for the provision of such mortgage services on that type of loan or up to 0.25% per year of the unpaid principal balance of our mortgage loans at the end of each month.

The acquisition and origination fees charged to the borrowers may directly affect the interest rate that borrowers are willing to pay, as these fees are a cost of the loan made by us. If acquisition and origination fees charged to the borrower by Owens Financial Group, Inc. were lower than those customarily charged by others for similar services, it is possible that a higher interest rate could be obtained on our loans. Alternatively, if such acquisition and origination fees are higher than those customarily charged by others for similar services, it is possible that interest rates on our loans might be lower than otherwise attainable. Since Owens Financial Group, Inc. receives all of the acquisition and origination fees, our interests will diverge from those of Owens Financial Group, Inc. when Owens Financial Group, Inc. decides whether it should charge the borrower a higher rate of interest or higher fees. To our detriment Owens Financial Group, Inc. could negotiate higher acquisition and origination fees for itself in exchange for lower interest rates.

Management Fees

Owens Financial Group, Inc.’s management fees are determined by Owens Financial Group, Inc. up to a maximum amount permitted of 2.75% per year of the average unpaid balance of our mortgage loans at the end of each month. The higher the percentage paid to Owens Financial Group, Inc., the lower the annual return on capital. The compensation payable to Owens Financial Group, Inc. was not determined by arm’s-length negotiations. In addition, because the management fee is based upon average unpaid balance of our mortgage loans, Owens Financial Group, Inc. may benefit financially from higher amounts outstanding on our mortgage loans.

Other Mortgage Lending Activities

Owens Financial Group, Inc. may form other entities to engage in activities similar to and with the same investment objectives and policies as us. Owens Financial Group, Inc. may be engaged in sponsoring other entities at approximately the same time as our securities are being offered or investments are being made. Owens Financial Group, Inc. may also originate, sell and service loans for individuals or unaffiliated entity investors. These activities may cause conflicts of interest between such activities and us, and the obligations of Owens Financial Group, Inc. concerning such activities and us. Owens Financial Group, Inc. will attempt to minimize any conflicts of interest that may arise among these various activities.

Competition with Other Entities for Management Services

We do not have independent management and rely on Owens Financial Group, Inc. for the operation of our business. Owens Financial Group, Inc. devotes only such time to our business as, in its judgment, is reasonably required. Owens Financial Group, Inc. may have conflicts of interest in allocating time, services, and functions between us and other entities which Owens Financial Group, Inc. has organized or may in the future organize or with which it is or may be affiliated, as well as other business ventures in which it is or may be involved. Owens Financial Group, Inc. is engaged, and in the future may be engaged, for its own account, or for the accounts of others, in other business ventures, and we may not be entitled to any interest in such other ventures.

No Separate Legal Representation

The same legal counsel currently represents us and Owens Financial Group, Inc. We do not have independent legal counsel. If a conflict of interest should arise from such dual representation, appropriate consideration will be given to the extent to which our interests may diverge from those of Owens Financial Group, Inc., and, if necessary, separate counsel will be obtained for us and Owens Financial Group, Inc.

Arrangement of Loans

Owens Financial Group, Inc. arranges substantially all of the loans invested in by us and either sells those loans to us at not greater than their cost to Owens Financial Group, Inc., or arranges for us to fund the loans directly to borrowers. Owens Financial Group, Inc. may also arrange and make mortgage loans for its own account and for other investors. There may be a conflict of interest between us and Owens Financial Group, Inc. or other investors for whom it selects mortgage loans for investment. This could arise from the fact that Owens Financial Group, Inc. may be choosing among various loans that it may have originated with different interest rates or other terms and features, for placement either in our mortgage loan portfolio or with other investors or Owens Financial Group, Inc. itself. Loans may sometimes be acquired by us at a discount from face value.

A committee of officers of Owens Financial Group, Inc. makes all decisions regarding mortgage loans to be made or invested in by us. This committee is currently comprised of William C. Owens, President and Chief Executive Officer of Owens Financial Group, Inc., William E. Dutra, Senior Vice President of Owens Financial Group, Inc., and Andrew J. Navone, Senior Vice President of Owens Financial Group, Inc.

Right of Owens Financial Group, Inc. to Engage in Competitive Business

Owens Financial Group, Inc. will devote only such time to us as it deems, in good faith, reasonably necessary to conduct our business. Owens Financial Group, Inc. and its affiliates have the right to engage in other businesses (including, without limitation, those formed for the purpose of making or investing in mortgage loans similar to those made or invested in by us) and to compete, directly or indirectly, with our business. We have no rights or claims from such activities.

MANAGEMENT

Directors and Executive Officers

William C. Owens is currently the sole director of Owens Realty Mortgage, Inc. Upon the consummation of the merger between Owens Realty Mortgage, Inc. and OMIF, we expect that Bryan H. Draper, M. Lyman Bates, Jr., Dennis George Schmal, and James Matthew Kessler will be elected as additional directors to the board of directors of Owens Realty Mortgage, Inc. The aforementioned individuals, including William C. Owens, are expected to serve as Owens Realty Mortgage, Inc.’s entire board of directors following the REIT conversion. All of the officers of Owens Realty Mortgage, Inc. serve at the discretion of the board of directors.

Set forth below are the names and ages of Owens Realty Mortgage, Inc.’s current officers as of December 31, 2012. Also set forth below are the names and ages, as of December 31, 2012, of the four individuals we expect to elect as directors of Owens Realty Mortgage, Inc. upon the consummation of the merger, as well as the name and age of Owens Mortgage, Inc.’s current sole director.

Name	Age	Position

William C. Owens	61	Chief Executive Officer, President and Director

Bryan H. Draper	55	Secretary, Chief Financial Officer, Treasurer and Prospective Director

M. Lyman Bates, Jr.	70	Prospective Director

Dennis George Schmal	65	Prospective Director

James Matthew Kessler	60	Prospective Director

The following table sets forth the names, ages and positions, as of December 31, 2012, of the individuals currently who serve and whom are expected to serve as directors and officers of Owens Financial Group, Inc., our manager, upon completion of the merger and REIT conversion:

Name	Age	Position

William C. Owens	61	President, Chief Executive Officer and Chairman

Bryan H. Draper	55	Secretary, Chief Financial Officer, and Director

William E. Dutra	50	Senior Vice President, Underwriting, and Director

Andrew J. Navone	56	Senior Vice President, Underwriting, and Director

Melina Platt	46	Controller

Directors, Prospective Directors and Executive Officers of Owens Realty Mortgage, Inc.

William C. Owens – Mr. Owens, age 61, has been President and a director of Owens Realty Mortgage, Inc. since its inception in 2012. Mr. Owens has been the Chief Executive Officer of Owens Realty Mortgage, Inc. since January 2013. He has also been President of Owens Financial Group, Inc. since

April 1996 and has also been a member of the Board of Directors and the Loan Committee of Owens Financial Group, Inc. and the Chief Executive Officer of Owens Financial Group, Inc. since 1996. Mr. Owens is expected to continue as a director and President and Chief Executive Officer of Owens Financial Group, Inc. until he resigns or is replaced by a vote of the stockholders and the board of directors, respectively. From 1979 until April 1996, he served as a Senior Vice President of Owens Financial Group, Inc. Mr. Owens is also currently the president of Investors Yield, Inc. (a California Trust Company) and Owens Securities Corp Broker-Dealer, both of which are owned 100% by Owens Financial Group, Inc. Mr. Owens has been active in real estate construction, development, and mortgage financing since 1973. Prior to joining Owens Mortgage Company in 1979, Mr. Owens was involved in mortgage banking, property management and real estate development. As President of Owens Financial Group, Inc., Mr. Owens is responsible for the overall activities and operations of Owens Financial Group, Inc., including corporate investment, operating policy and planning. In addition, he is responsible for loan production, including the underwriting and review of potential loan investments. Mr. Owens is a licensed real estate broker. Mr. Owens’ significant experience in mortgage financing and real estate industries and his prior leadership experience make him well qualified to serve as Chairman of Owens Financial Group, Inc. and as a director of Owens Realty Mortgage, Inc.

Bryan H. Draper – Mr. Draper, age 55, has been the Secretary and Treasurer of Owens Realty Mortgage, Inc. since its inception in 2012 and the Chief Financial Officer since January 2013. Mr. Draper is expected to be elected as a director of Owens Realty Mortgage, Inc. following the consummation of the merger. He has also been Chief Financial Officer and corporate secretary of Owens Financial Group, Inc. since December 1987 and a member of the Board of Directors of Owens Financial Group, Inc. since January 1997. Mr. Draper is also currently the chief financial officer of Investors Yield, Inc. (a California Trust Company) and Owens Securities Corp Broker-Dealer, both of which are owned 100% by Owens Financial Group, Inc. Mr. Draper is expected to continue as a director and corporate secretary and Chief Financial Officer of Owens Financial Group, Inc. until he resigns or is replaced by a vote of the stockholders and the board of directors, respectively. Mr. Draper is a certified public accountant and is responsible for all accounting, finance, and tax matters for Owens Financial Group, Inc. Mr. Draper received a Master’s degree in business administration from the University of Southern California in 1981. Mr. Draper’s significant experience in mortgage financing and real estate industries, as well as his expertise in accounting and financial matters make him well qualified to serve a director of Owens Realty Mortgage, Inc.

M. Lyman Bates, Jr. – Mr. Bates, age 70, is expected to be elected as a director of Owens Realty Mortgage, Inc. following the consummation of the merger. Since 2005, Mr. Bates has served as a consultant to Deloitte & Touche LLP as a Regional Compliance Officer. He advises on and monitors compliance with AICPA, SEC, PCAOB and other regulatory rules for accountants. From 1976 to 2005, Mr. Bates served as an Audit Partner for Deloitte & Touche LLP. He participated in and managed audit engagements in the real estate, construction, high tech, leasing and retail industries ranging from private start-ups to $30 billion public corporations. He served as the National Audit Partner for the leasing industry for over ten years. Mr. Bates received a B.A. degree from Williams College and a M.B.A. with a concentration in accounting from Stanford University in 1966. He is a Certified Public Accountant licensed in California and a member of the American Institute of Certified Accountants. Mr. Bates’ significant experience in audit, accounting and other financial matters, as well as his familiarity with leasing and real estate industries, make him well qualified to serve as a director of Owens Realty Mortgage, Inc.

James Matthew Kessler – Mr. Kessler, age 60, is expected to be elected as a director of Owens Realty Mortgage, Inc. following the consummation of the merger. He has been the President of Stonehenge Property Group, a private real estate development and advisory services company, since its inception in August 2005. Mr. Kessler founded Stonehenge Property Group and is responsible for all of its operations including budgets, business plans, property acquisition and development, financing and leasing. From January 2004 to July 2005, he was the founder and principal of Highland Development Company, a retail acquisition and development company that was part of the Marcus & Millchap group of companies. From April 2002 to October 2003, Mr. Kessler served as the Chief Operation Officer of ScanlanKemperBard Companies, a private real estate investment firm. From July 1999 to February 2002, he served as the Chief Development Officer of Federal Realty Investment Trust, a publicly traded REIT. While at Federal Realty Investment Trust, Mr. Kessler was responsible for establishing and managing regional and satellite offices, development, redevelopment, construction, operations, asset management and leasing. From December 1989 to July 1999, Mr. Kessler was the Chief Development Officer of Burnham Pacific Properties/The Martin Group, a publically traded REIT. From 1985 to December 1989, he served as the Director of Marketing of Transpacific Development, a private real estate development and management company. Mr. Kessler received his bachelor’s degree in business administration and management from Golden Gate University in 1981. Mr. Kessler’s significant experience in the real estate development and management industries and his senior management positions in two publicly traded REITs make him well qualified to serve as a director of Owens Realty Mortgage, Inc.

Dennis George Schmal – Mr. Schmal, age 65, is expected to be elected as a director of Owens Realty Mortgage, Inc. following the consummation of the merger. Since 2003, Mr. Schmal has served as a director and a member of the audit (chairman), nominating, and compensation committees of Merriman Holdings, Inc., a securities and investment banking firm. Mr. Schmal has also served as a director, and is the chairman of the audit committees, of the public investment funds overseen by two asset management complexes, Genworth GuideMark Funds (since 2006) and the Wells Fargo ASGI Hedge Funds (since 2008). In addition, Mr. Schmal has served as chairman of the board of directors of Pacific Metrics Corporation, a private company in the educational assessment/software field, since 2005, and has been chairman of the board of directors of a technology industry startup, Sitoa Global Inc., since 2012. From August 2004 to November 2011, he served as a member of the board of directors, audit committee (chairman) and compensation committee of Varian Semiconductor, a semiconductor equipment manufacturer. From October 2008 to May 2011, he served as a director and chairman of the audit committee of Grail Advisors EFT Trust, an exchange traded fund complex. From September 2006 to May 2008, Mr. Schmal served as a director and chairman of the audit committee of North Bay Bancorp, a bank holding company. From February 1972 to April 1999, Mr. Schmal was employed by Arthur Andersen LLP, primarily as a partner overseeing the delivery of account and audit services. During his career with Arthur Andersen LLP, Mr. Schmal specialized in working with companies in the financial services sector, including the commercial banking, securities/investment banking and asset management industries. Mr. Schmal received a Bachelor of Science in Business Administration – Finance and Accounting Option from California State University, Fresno in 1972 and holds a CPA certificate (retired). Mr. Schmal’s experience of serving on boards and audit committees of multiple private and public companies, as well as his expertise in accounting and financial matters, make him well qualified to serve as a director of Owens Realty Mortgage, Inc.

Directors and Officers of Owens Financial Group, Inc.

Biographical information for each of Messrs. Owens and Draper is set forth above in the section entitled “Directors, Prospective Directors, and Executive Officers of Owens Realty Mortgage, Inc.”

William E. Dutra – Mr. Dutra, age 50, has served as a Senior Vice President and member of the Board of Directors and the Loan Committee of Owens Financial Group, Inc. since January 1997 and has been one of its employees since February 1986. Mr. Dutra is expected to continue as a director and Senior Vice President of Owens Financial Group, Inc. until he resigns or is replaced by a vote of the stockholders and the board of directors, respectively. Mr. Dutra has responsibility for loan committee review, loan underwriting and loan production.

Andrew J. Navone – Mr. Navone, age 55, is a licensed real estate broker. He has also served as a Senior Vice President and a member of the Board of Directors and the Loan Committee of Owens Financial Group, Inc. since January 1999 and has been one of its employees since August 1985. Mr. Navone is expected to continue as a director and Senior Vice President of Owens Financial Group, Inc. until he resigns or is replaced by a vote of the stockholders and the board of directors, respectively. Mr. Navone has responsibilities for loan committee review, loan underwriting and loan production.

Melina A. Platt – Ms. Platt, age 46, has been Controller of Owens Financial Group, Inc. since May 1998. Ms. Platt is a certified public accountant and is responsible for all accounting, finance, and regulatory agency filings of Owens Realty Mortgage, Inc. Ms. Platt was previously a Senior Manager with KPMG LLP.

Board Composition of Owens Realty Mortgage, Inc.

Owen Realty Mortgage, Inc.’s charter and bylaws provide that the number of directors it has may be established only by the board of directors, but may never be less than the minimum number required by the MGCL (which is one), nor, unless its bylaws are amended, more than 15. Each of our directors is elected by our stockholders to serve until the next annual meeting of our stockholders and until his or her successor is duly elected and qualifies.

There are no family relationships among any of our current director and executive officers, and following the merger and REIT conversion, we do not expect that there will be any familial relationships among our directors and executive officers. Additionally, there are no family relationships among any of Owens Financial Group, Inc.’s current directors and executive officers, and following the merger and REIT conversion, we do not expect that there will be any familial relationships among Owens Financial Group, Inc.’s directors and executive officers.

The Common Stock is expected to be listed on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc. Presently, we intend to comply with the corporate governance standards of the NYSE MKT. The rules of the NYSE MKT require that a majority of the board of directors of Owens Realty Mortgage, Inc. meet independence standards. As of the date of this proxy statement/prospectus William C. Owens, our sole director, is not independent under applicable SEC and NYSE MKT rules. We expect that Messrs Bates, Schmal and Kessler, each of whom we expect to be elected to our board of directors upon the consummation of the merger, will be independent under applicable SEC and NYSE MKT rules. We expect that Mr. Draper, whom we expect to be elected to our board of directors upon the consummation of the merger, will not be independent under SEC and NYSE MKT rules.

Board Committees of Owens Realty Mortgage, Inc.

Our board of directors will establish an audit committee, a nominating and corporate governance committee, and a compensation committee.

Each of the audit, nominating and corporate governance, and compensation committees will consist solely of independent directors under the applicable SEC and NYSE MKT rules.

Audit Committee. The audit committee will consist of at least three members. Each member of the audit committee will be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and at least one member will be financially sophisticated as required by the NYSE MKT rules. Additionally, the chairman of our audit committee will qualify as an “audit committee financial expert” under SEC rules and will be independent under applicable NYSE MKT rules. The composition of our audit committee will meet the criteria for independence under, and the functioning of our audit committee will comply with applicable requirements of, the Sarbanes-Oxley Act of 2002, current NYSE MKT rules and SEC rules and regulations. We intend to comply with future audit committee requirements as they become applicable to us.

Our audit committee will oversee our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements. This committee’s responsibilities include, among other things:

•	selecting and hiring our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	approving the audit and nonaudit services to be performed by our independent auditors;

•	reviewing the adequacy of our internal controls and our critical accounting policies;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	preparing a report for our annual proxy statement;

•	reviewing with management and our auditors related party transactions; and

•	reviewing with management and our auditors any earnings announcements and other public announcements regarding our results of operations.

We expect that our independent auditors and internal financial personnel will regularly and privately meet with our audit committee and have unrestricted access to this committee. We will adopt a formal written audit committee charter, and the audit committee will review and reassess the adequacy of this formal written charter on an annual basis.

Nominating and Corporate Governance Committee. The nominating and corporate governance committee will consist of three members, each of whom will be an independent director under the applicable SEC and NYSE MKT rules. We believe the composition of our nominating and corporate governance committee will meet the criteria for independence under, and the functioning of our nominating and corporate governance committee will comply with applicable requirements of, the current NYSE MKT and SEC rules and regulations. We intend to comply with future nominating and corporate governance committee requirements as they become applicable to us.

Our nominating and corporate governance committee’s primary purpose is to assist our board of directors by identifying individuals qualified to become directors and developing and recommending a set of corporate governance guidelines applicable to Owens Realty Mortgage, Inc. This committee’s responsibilities include, among other things:

•	evaluating the composition, size, performance and governance of our board of directors and making recommendations regarding future planning and the appointment of directors;

•	establishing a policy for considering stockholder nominees for election to our board of directors;

•	evaluating and recommending candidates for election to our board of directors;

•	evaluating and recommending directors for service on each of our board committees; and

•	developing and recommending for adoption a set of corporate governance guidelines and a code of business conduct and ethics.

We will adopt a formal written nominating and corporate governance committee charter, and the nominating and corporate governance committee will review and reassess the adequacy of this formal written charter on an annual basis.

Compensation Committee. The compensation committee will consist of three members, each of whom will be an independent director under the applicable SEC and NYSE MKT rules. We believe the composition of our compensation committee will meet the criteria for independence under, and the functioning of our compensation committee will comply with applicable requirements of, the current NYSE MKT and SEC rules and regulations. We intend to comply with future compensation committee requirements as they become applicable to us.

Our compensation committee’s primary responsibilities include, among other things:

•	evaluating the performance of our manager, Owens Financial Group, Inc.;

•	overseeing the compensation and fees payable to Owens Financial Group, Inc.;

•	reviewing any compensation payable to our directors and officers;

•	implementing and managing our compensation and benefit plans, if any; and

•	assisting with and preparing reports for our annual proxy statement and annual report on Form 10-K.

We will adopt a formal written compensation committee charter, and the compensation committee will review and reassess the adequacy of this formal written charter on an annual basis.

Director Compensation for Owens Realty Mortgage, Inc.

Currently, OMIF does not have any directors. Following the REIT conversion and merger, Owens Realty Mortgage, Inc. will determine the compensation of members of its board of directors; however, it is likely that directors will receive compensation for each board or committee meeting they attend and/or a retainer fee for their services, and will be reimbursed for travel expenses and other out-of-pocket costs of attending board and committee meetings. Owens Realty Mortgage, Inc. does not anticipate granting any equity compensation to any of its directors.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Set forth below is a discussion and analysis of the financial condition and results of operations of OMIF. After the merger, Owens Realty Mortgage, Inc. will succeed to and continue the business of OMIF. Information concerning significant financial effects of the REIT conversion is contained in the section titled “Pro Forma Financial Information.” This pro forma information reflects adjustments to our historical balance sheet and statements of operations for the period presented as if Owens Realty Mortgage, Inc. had operated as a REIT. The adjustments are not necessarily indicative of the financial condition or operating results that would have been achieved had the REIT conversion been completed as of the date of the financial statements, but illustrate its estimated effect.

Critical Accounting Policies

In preparing the consolidated financial statements, management is required to make estimates based on the information available that affect the reported amounts of assets and liabilities as of the balance sheet dates and revenues and expenses for the reporting periods. Such estimates relate principally to the determination of (1) the allowance for loan losses including the accrued interest and advances that are estimated to be unrecoverable based on estimates of amounts to be collected plus estimates of the value of the property as collateral; (2) the valuation of real estate held for sale and investment; and (3) the estimate of environmental remediation liabilities. As of September 30, 2012, we owned 32 real estate properties, including 17 within majority- or wholly-owned limited liability companies. The limited liability companies not wholly owned by us are held as follows: a 80.74% ownership interest in a limited liability company that owns property located in Miami, Florida (Owens Financial Group, Inc. holds the remaining ownership interests), a 60% ownership interest in a limited liability company that owns property located in Pomona, California (a third party holds the remaining ownership interest), and a 65% ownership interest in a limited liability company that owns property located in Greeley, Colorado (a third party holds the remaining ownership interests). We also have a 50% ownership interest in a limited liability company accounted for under the equity method that owns property located in Santa Clara, California (a third party holds the remaining ownership interest).

Loans secured by trust deeds are stated at the principal amount outstanding. OMIF’s portfolio consists primarily of commercial real estate loans generally collateralized by first, second and third deeds of trust. Interest income on loans is accrued by the simple interest method. Loans are generally placed on nonaccrual status when the borrowers are past due greater than ninety days or when full payment of principal and interest is not expected. When a loan is classified as nonaccrual, interest accruals discontinue and all past due interest remains accrued until the loan becomes current, is paid off or is foreclosed upon. Interest accruals are resumed on such loans only when they are brought fully current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest. Cash receipts on nonaccrual loans are used to reduce any outstanding accrued interest, and then are recorded as interest income, except when such payments are specifically designated as principal reduction or when management does not believe OMIF’s investment in the loan is fully recoverable.

Loans and related accrued interest and advances are analyzed on a periodic basis for recoverability. Delinquencies are identified and followed as part of the loan system. Provisions are made to adjust the allowance for loan losses to an amount considered by management to be adequate, with consideration to original collateral values at loan inception and to provide for unrecoverable accounts receivable, including impaired and other loans, accrued interest, and advances on loans.

Recent trends in the economy have been taken into consideration in the aforementioned process of arriving at the allowance for loan losses. Actual results could vary from the aforementioned provisions for losses. If the probable ultimate recovery of the carrying amount of a loan is less than amounts due according to the contractual terms of the loan agreement, the carrying amount of the loan is reduced to the present value of future cash flows discounted at the loan’s effective interest rate. If a loan is collateral dependent, it is valued by management at the estimated fair value of the related collateral, less estimated selling costs. Estimated collateral fair values are determined based on third-party appraisals, opinions of fair value from third-party real estate brokers and/or comparable third-party sales.

If events and/or changes in circumstances cause management to have serious doubts about the collectability of the contractual payments or when monthly payments are delinquent for more than 90 days, a loan is categorized as impaired and interest is no longer accrued. Any subsequent payments received on impaired loans are first applied to reduce any outstanding accrued interest, and then are recognized as interest income, except when such payments are specifically designated principal reduction or when management does not believe our investment in the loan is fully recoverable.

OMIF leases multifamily rental units under operating leases with terms of generally one year or less. Rental revenue is recognized, net of rental concessions, on a straight-line method over the related lease term. Rental income on commercial property is recognized on a straight-line basis over the term of each operating lease. Recognition of gains on the sale of real estate is dependent upon the transaction meeting certain criteria related to the nature of the property and the terms of the sale including potential seller financing.

Real estate held for sale (including eight properties within consolidated limited liability companies as of September 30, 2012) includes real estate acquired through foreclosure and is stated at the lower of the recorded investment in the loan, inclusive of any senior indebtedness, or at the property’s estimated fair value, less estimated costs to sell.

Real estate held for investment includes real estate purchased or acquired through foreclosure (including nine properties within consolidated limited liability companies as of September 30, 2012) and is initially stated at the lower of cost or the recorded investment in the loan, or the property’s estimated fair value. Depreciation of buildings and improvements is provided on the straight-line method over the estimated remaining useful lives of buildings and improvements. Depreciation of tenant improvements is provided on the straight-line method over the lives of the related leases. Costs related to the improvement of real estate held for sale and investment are capitalized, whereas those related to holding the property are expensed.

We periodically compare the carrying value of real estate held for investment to expected undiscounted future cash flows as determined by internally or third-party generated valuations for the purpose of assessing the recoverability of the recorded amounts. If the carrying value exceeds future undiscounted cash flows, the assets are reduced to estimated fair value.

Our environmental remediation liability related to a property located in Santa Clara, California was estimated based on a third-party consultant’s estimate of the costs required to remediate and monitor the contamination.

Results of Operations

Overview

We invest in deed of trust loans on real property located in the United States that are primarily originated by Owens Financial Group, Inc. Although recently the majority of our assets are real estate properties acquired through foreclosure, our primary objective is to generate monthly income from investment in deed of trust loans. Our focus is on making deed of trust loans to owners and developers of real property whose financing needs are often not met by traditional mortgage lenders. These include borrowers that traditional lenders may not normally consider because of perceived credit risks based on ratings or experience levels, and borrowers who require faster loan decisions and funding. One of our competitive advantages is the ability to approve loan applications and fund more quickly than traditional lenders.

We originate loans secured by very diverse property types. In addition, we occasionally lend to borrowers to whom traditional lenders will not normally lend because of a variety of factors, including their credit ratings and/or experience. Due to these factors, we may make deed of trust loans that are riskier than deed of trust loans made by commercial banks and other institutional lenders. To compensate for those potential risks, we seek to make loans at higher interest rates and with more protection from the underlying real property collateral, such as with lower loan-to-value ratios. We are not presently originating new deed of trust loans, as we must first either satisfy withdrawal requests of Limited Partners and/or make capital distributions pro rata to Limited Partners of up to 10% of Limited Partners’ capital per calendar year with net proceeds from loan payoffs, real estate sales and/or capital contributions, as funds become available.

Due to the declining economy and reductions in real estate values over the past three years, we have experienced increased delinquent loans and foreclosures, which have created substantial losses to us. In addition, we now own significantly more real estate than in the past, which has reduced cash flow and net income. As of September 30, 2012, approximately 80% of our loans are impaired and/or past maturity. In addition, we own approximately $137,000,000 of real estate held for sale or investment as of September 30, 2012.

It is possible that we may continue to experience losses in the future. Management expects that as non-delinquent loans are paid off by borrowers, interest income received by us will be reduced. In addition, we will likely foreclose on more delinquent loans, thereby obtaining ownership of more real estate that may create larger operating losses. Management will attempt to sell many of these properties but may need to sell them for losses or wait until market values recover in the future. Due to the large amount of unfulfilled withdrawal requests resulting in restrictions on origination of loans, we will be unable to take advantage of current favorable lending opportunities that could help to increase net income to us.

Our operating results are affected primarily by:

•	the level of foreclosures and related loan and real estate losses experienced;

•	the income or losses from foreclosed properties prior to the time of disposal;

•	the amount of cash available to invest in mortgage loans;

•	the amount of borrowing to finance mortgage loan investments, and our cost of funds on such borrowing;

•	the level of real estate lending activity in the markets serviced;

•	the ability to identify and lend to suitable borrowers;

•	the interest rates we are able to charge on loans;

•	the level of delinquencies on mortgage loans;

From 2007 to 2011, the U.S. economy deteriorated due to a combination of factors including a substantial decline in the housing market, liquidity issues in the lending market, and increased unemployment. The national unemployment rate increased substantially from 5.0% in December 2007 to 9.9% in December 2009. However, the national unemployment rate declined to 7.8% in September 2012. The California unemployment rate increased from 5.8% in December 2007 to 10.2% in September 2012. The Federal Reserve decreased the federal funds rate from 4.25% as of December 31, 2007 to 0.25% as of December 31, 2008, where it remained as of September 30, 2012.

We have experienced increased loan delinquencies and foreclosures since 2007. Owens Financial Group, Inc. believes that this has primarily been the result of the depressed economy, lack of availability of credit and the slowing real estate market in California and other parts of the nation. The increased loan delinquencies and foreclosures have resulted in a substantial reduction in our income since 2007. In addition, due to the state of the economy and depressed real estate values, we have had to increase loan loss reserves and take write-downs on certain real estate properties, which, in turn, have resulted in losses to us.

Although as of September 30, 2012, Owens Financial Group, Inc. believes that only six of our delinquent loans will result in loss to us (and has caused us to record specific allowances for loan losses on such loans), real estate values could decrease further. We continue to perform frequent evaluations of collateral values using internal and external sources, including the use of updated independent appraisals. As a result of these evaluations, the allowance for loan losses and our investments in real estate could change in the near term, and such changes could be material. As of December 31, 2011 and June 30, 2012, OMIF obtained updated appraisals on the majority of the properties securing its trust deed investments and its wholly- and majority-owned real estate properties.

Although it appears that the U.S. economy has recently experienced positive growth, continued unemployment could negatively affect the values of real estate held by us and providing security for our loans. This could potentially lead to even greater delinquencies and foreclosures, further reducing our liquidity and net income, decreasing the cash available for distribution in the form of net income and capital redemptions, and increase real estate held by us.

Historically, Owens Financial Group, Inc. has focused its operations on California and certain Western states. Because Owens Financial Group, Inc. has a significant degree of knowledge with respect to the real estate markets in such states, it is likely most of our loans will be concentrated in such states. As of September 30, 2012, 69% of loans were secured by real estate in Northern California, while 12%, 6%, 4%, 4% 3% and 2% were secured by real estate in Arizona, Pennsylvania, Utah, Washington, Hawaii and Louisiana, respectively. Such geographical concentration creates greater risk that any downturn in such local real estate markets could have a significant adverse effect upon results of operations.

Summary of Financial Results

	Three Months Ended		Nine Months Ended			Years Ended
	September 30,		September 30,			December 31,
	2012	2011	2012	2011		2011	2010

Total revenues	$6,186,077	$5,475,722	$14,888,569	$14,107,268		$18,120,744	$16,541,704
Total expenses	5,112,898	10,427,051	14,130,680	20,095,559		41,735,797	39,373,365

Net income (loss)	$1,073,179	$(4,951,329)	$757,889	$(5,988,291)		$(23,615,053)	$(22,831,661)

Less: Net income (loss) attributable to noncontrolling interests	41,149	(195,495)	(515,289)	(681,244)		(1,129,202)	(5,859)

Net income (loss) attributable to Owens Mortgage Investment Fund	$1,114,328	$(5,146,824)	$242,600	$(6,669,535)		$(24,744,255)	$(22,837,520)

Net income (loss) allocated to limited partners	$1,102,947	$(5,095,949)	$240,087	$(6,600,916)		$(24,469,847)	$(22,611,503)

Net income (loss) allocated to limited partners per weighted average limited partner unit	$0.004	$(0.018)	$0.001	$(0.023)		$(0.09)	$(0.08)

Annualized rate of return to limited partners (1)	1.6%	(7.2)%	0.1%	(3.1)	%% %	(8.6)%	(7.8)%

Distribution per average partner capital (yield) (2)	0.5%	0.9%	(0.4)%	(3.7)	%%% %	(2.8)%	0.06%

Weighted average limited partner units	278,606,000	281,575,000	278,606,000	287,242,000		285,083,000	289,772,000

(1)
The annualized rate of return to Limited Partners is calculated based upon the net income (loss) allocated to Limited Partners per weighted average LP Unit as of September 30, 2012 and 2011 and as of December 31, 2011 and 2010 divided by the number of months during the period and multiplied by twelve months.

(2)
Distribution per average partner capital (yield) is the annualized average of the monthly tax basis yield to the partners for the periods indicated. The monthly yield is calculated by dividing the total monthly cash income distribution or net loss allocated to partners by the prior month’s weighted average tax basis partners’ capital balance.

Three and Nine Months Ended September 30, 2012 Compared to Three and Nine Months Ended September 30, 2011

Total Revenues

Interest income on loans secured by trust deeds decreased $1,007,000 (54%) and $2,660,000 (57%) during the three and nine months ended September 30, 2012, respectively, as compared to the same periods in 2011, primarily due to a decrease in the weighted average balance of the loan portfolio of approximately 34% and 44% during the three and nine months ended September 30, 2012 as compared to the same periods in 2011 and an increase in the percentage of delinquent loans during 2012 as compared to 2011.

Net gain on sales of real estate increased $1,859,000 and $1,848,000 during the three and nine months ended September 30, 2012, respectively, as compared to the same periods in 2011. During the three and nine months ended September 30, 2012, OMIF recognized a gain of approximately $1,863,000 from the sale of the industrial building located in Chico, California and a loss of approximately $4,000 from the sale of a house in the manufactured home subdivision development located in Ione, California. During the nine months ended September 30, 2012, OMIF also recognized a loss of approximately $12,000 from the sale of the remaining model home owned by Dation, LLC. There were no real estate sales during the three and nine months ended September 30, 2011.

Recognition of deferred gain on sale of real estate increased $785,000 during the nine months ended September 30, 2012, as compared to the same period in 2011, as OMIF recognized $805,000 in deferred gain related to the sale of the Bayview Gardens property in 2006 as the carry back note was repaid in full by the buyer/borrower during 2012.

Total Expenses

Management fees to Owens Financial Group, Inc. decreased $139,000 (26%) and $529,000 (29%) during the three and nine months ended September 30, 2012, respectively, as compared to the same periods in 2011. The decrease was primarily the result of a decrease in the weighted average balance of the loan portfolio of approximately 34% and 44% during the three and nine months ended September 30, 2012 as compared to the same periods in 2011 as Owens Financial Group, Inc. can only be paid management fees up to a maximum of 2.75% per year of the average unpaid balance of mortgage loans.

Servicing fees to Owens Financial Group, Inc. decreased $21,000 (34%) and $95,000 (44%) during the three and nine months ended September 30, 2012, respectively, as compared to the same periods in 2011. This was the result of a decrease in the weighted average balance of the loan portfolio of approximately 34% and 44% during the three and nine months ended September 30, 2012, respectively, as compared to the same periods in 2011.

The maximum servicing fees were paid to Owens Financial Group, Inc. during the three and nine months ended September 30, 2012 and 2011. If the maximum management fees had been paid to Owens Financial Group, Inc. during the three and nine months ended September 30, 2012, the management fees would have been $453,000 (increase of $47,000) and $1,356,000 (increase of $55,000), respectively, which would have decreased net income allocated to limited partners by approximately 4.3% and 22.7%, respectively, resulting in no change to net income allocated to limited partners per weighted average LP Unit. If the maximum management fees had been paid to Owens Financial Group, Inc. during the three and nine months ended September 30, 2011, the management fees would have been $688,000 (increase of $143,000) and $2,403,000 (increase of $572,000), respectively, which would have increased net loss allocated to limited partners by approximately 2.8% and 8.6%, respectively, and net loss allocated to limited partners per weighted average limited partner unit by the same percentages to a loss of $.019 and $.025, respectively, from a loss of $.018 and $.023, respectively.

The maximum management fee permitted under the Partnership Agreement is 2.75% per year of the average unpaid balance of mortgage loans. For the years 2009, 2010 and 2011 and the nine months ended September 30, 2012 (annualized), the management fees were 0.89%, 1.00%, 2.19% and 2.64% of the average unpaid balance of mortgage loans, respectively. Although management fees as a percentage of mortgage loans have increased substantially between 2009 and 2012, the total dollar amount of management fees paid to Owens Financial Group, Inc. has decreased because the average balance of the loan portfolio has decreased by approximately 73% between 2009 and 2012.

In determining the management fees and hence the yield to the partners, Owens Financial Group, Inc. may consider a number of factors, including current market yields, delinquency experience, cash and real estate activities. Owens Financial Group, Inc. expects that the management fees that it receives from OMIF will vary in amount and percentage from period to period. However, due to reduced levels of mortgage investments held by OMIF, during the three and nine months ended September 30, 2012, Owens Financial Group, Inc. has chosen to take close to the maximum compensation that it is able to take pursuant to the Partnership Agreement and will likely continue to take the maximum compensation for the foreseeable future.

Administrative/accounting expense increased $30,000 (61%) and $82,000 (51%) during the three and nine months ended September 30, 2012, as compared to the same periods in 2011. The Partnership Agreement provides that OMIF may reimburse Owens Financial Group, Inc. for the salaries and related salary expenses of Owens Financial Group, Inc.’s non-management and non-supervisory personnel performing services which could be performed by independent parties (subject to certain limitations in the Partnership Agreement). Such reimbursements have increased during 2012 as compared to 2011 because Owens Financial Group, Inc. was not reimbursed for the full amount that it could have been in 2011, but in 2012 chose to be reimbursed for the full amount of the actual salary and related salary costs of its non-management and non-supervisory personnel providing administrative and accounting services with respect to OMIF’s assets.

Legal and professional expenses increased $148,000 (115%) and $426,000 (103%) during the three and nine months ended September 30, 2012, as compared to the same periods in 2011, primarily due to increased legal costs incurred in 2012 related to certain regulatory matters and related documents and proposed filings for OMIF and the cost of retaining a firm to appraise the majority of OMIF‘s trust deed and real estate assets as of December 31, 2011 and June 30, 2012.

Environmental remediation expense increased $100,000 (100%) during the nine months ended September 30, 2012, as compared to the same period in 2011, due to an additional accrual recorded by OMIF as a result of an updated estimate of future costs to be incurred to remediate and monitor the contamination of the real properties owned by 1850 De La Cruz, LLC.

The provisions for loan losses of $552,000 and $399,000 during the three and nine months ended September 30, 2012, respectively, were the result of analyses performed on the loan portfolio. The general loan loss allowance increased $3,000 and decreased $472,000 during the three and nine months ended September 30, 2012, respectively, due to a small increase in the historical loss factor applied to non-impaired loans during the three month period and a decrease in non-impaired loans not analyzed for a specific allowance during the nine month period. The specific loan loss allowance increased $549,000 and $871,000 during the three and nine months ended September 30, 2012, as reserves were adjusted on seven impaired loans. OMIF recorded a provision for loan losses of approximately $730,000 and $1,519,000, respectively, during the three and nine months ended September 30, 2011.

The impairment losses on real estate properties of $615,000 and $1,033,000 during the three and nine months ended September 30, 2012, respectively, were the result of updated appraisals or other valuation information obtained on certain OMIF real estate properties. OMIF recorded impairment losses on real estate properties of $5,193,000 and $5,485,000 during the three and nine months ended September 30, 2011, respectively.

Net Income (Loss) from Rental and Other Real Estate Properties

Net income from rental and other real estate properties increased $446,000 (from a net loss of $16,000 to net income of $430,000) during the three months ended September 30, 2012, as compared to the same period in 2011, and increased $1,189,000 (from a net loss of $716,000 to net income of $473,000) during the nine months ended September 30, 2012, as compared to the same period in 2011, due primarily to the ability of Owens Financial Group, Inc. to increase the operating income or decrease operating losses on several OMIF real estate properties in 2011 and 2012, the fact that many of the residential real estate properties owned by OMIF are close to being fully occupied by tenants and because OMIF no longer recorded depreciation on seven properties during the quarter ended September 30, 2012 as they were transferred to held for sale as of June 30, 2012.

Year Ended December 31, 2011 Compared to Year Ended December 31, 2010

Total Revenues

Interest income on loans secured by trust deeds decreased by $2,694,000 (33.5%) during the year ended December 31, 2011, as compared to 2010, primarily due to a decrease in the average balance of performing loans in OMIF’s loan portfolio of approximately 53% during the year ended December 31, 2011 as compared to 2010.

Gain on sales of real estate decreased by $289,000 (91.7%) during the year ended December 31, 2011, as compared to 2010. During the year ended December 31, 2011, OMIF recognized $26,000 of deferred gain as income related to the sale of the Bayview Gardens property in 2006. During the year ended December 31, 2010, OMIF sold a commercial building located in Hilo, Hawaii for a gain of $161,000, a commercial building in the complex located in Roseville, California for a gain of approximately $183,000, two houses in the manufactured home subdivision development located in Ione, California for an aggregate loss of approximately $16,000, and a vacant parcel of land adjacent to the retail complex located in Greeley, Colorado (held within 720 University LLC) for a loss of $37,000, and recognized $24,000 of deferred gain as income related to the sale of the Bayview Gardens property in 2006.

Total Expenses

Management fees to Owens Financial Group, Inc. increased by $346,000 (17.6%) during the year ended December 31, 2011, as compared to the same period in 2010. For the year ended December 31, 2011, although Owens Financial Group, Inc. did not collect the maximum management fees, it collected management fees equal to the amount that Owens Financial Group, Inc. determined it needed to be paid from OMIF to enable it to cover its overhead and operating costs as general partner of OMIF.

Servicing fees to Owens Financial Group, Inc. decreased by $227,000 (46.2%) during the year ended December 31, 2011, as compared to 2010. This was the result of a decrease in the weighted average balance of the loan portfolio of approximately 46.3% during the year ended December 31, 2011 as compared to 2010.

The maximum servicing fees were paid to Owens Financial Group, Inc. during the years ended December 31, 2011 and 2010. If the maximum management fees had been paid to Owens Financial Group, Inc. during the year ended December 31, 2011, the management fees would have been $2,909,000 (increase of $597,000), which would have increased net loss allocated to Limited Partners by approximately 2.4%, and would have increased net loss allocated to Limited Partners per weighted average LP Unit by the same percentage to a loss of $0.088 from a loss of $0.086. If the maximum management fees had been paid to Owens Financial Group, Inc. during the year ended December 31, 2010, the management fees would have been $5,905,000 (increase of $3,939,000), which would have increased net loss allocated to Limited Partners by approximately 17.3%, and would have increased net loss allocated to Limited Partners per weighted average LP Unit by the same percentage to a loss of $0.09 from a loss of $0.08.

The maximum management fee permitted under the Partnership Agreement is 2.75% per year of the average unpaid balance of mortgage loans. For the years 2008, 2009, 2010 and 2011, the management fees were 1.53%, 0.89%, 1.00% and 2.19% of the average unpaid balance of mortgage loans, respectively.

In determining the management fees and hence the yield to OMIF partners, Owens Financial Group, Inc. may consider a number of factors, including current market yields, delinquency experience, uninvested cash and real estate activities. Owens Financial Group, Inc. expects that the management fees that it receives from OMIF will vary in amount and percentage from period to period. However, if Owens Financial Group, Inc. chooses to take the maximum allowable management fees in the future, the yield paid to Limited Partners may be reduced.

Administrative/accounting expenses increased by $149,000 and real estate management/operations expenses increased by $392,000 (included in rental and other expenses on real estate properties in the statement of operations) during the year ended December 31, 2011, as compared to the same period in 2010. The Partnership Agreement provides that OMIF may reimburse Owens Financial Group, Inc. for the salaries and related salary expenses of Owens Financial Group, Inc.’s non-management and non-supervisory personnel performing services which could be performed by independent parties (subject to certain limitations in the Partnership Agreement). Because of increased loan delinquencies and the resulting foreclosures by OMIF in the past few years, owned real estate has comprised a greater percentage of OMIF’s assets than has historically been the case. As a result, Owens Financial Group, Inc. has been required to devote more personnel resources to the administration and operation of OMIF’s real estate assets. While Owens Financial Group, Inc. has chosen in the past not to seek reimbursement for its personnel costs associated with the real estate owned by OMIF, Owens Financial Group, Inc. has determined that it was appropriate and reasonable to do so beginning in 2011, in light of these increased burdens being placed on Owens Financial Group, Inc. As permitted by the Partnership Agreement, the costs that are being reimbursed by OMIF are for the actual salary and related salary costs of certain non-management and non-supervisory personnel providing administrative, accounting and real estate management/operations services, with respect to OMIF’s real estate assets.

Legal and professional expenses increased by $66,000 (12.7%) during the year ended December 31, 2011, as compared to the same period in 2010, primarily due to increased legal and professional costs incurred as a result of increased delinquent loans and loans in the process of foreclosure and the cost of retaining a firm to appraise all of OMIF’s trust deed and real estate assets.

Interest expense decreased by $1,447,000 (73.2%) during the year ended December 31, 2011, as compared to 2010, due to the full repayment of OMIF’s line of credit in December 2010. Thus, no interest expense was incurred by OMIF on the line of credit during the year ended December 31, 2011.

The provision for loan losses of $9,074,000 during the year ended December 31, 2011 was the result of an analysis performed on the loan portfolio. The general loan loss allowance decreased by $1,496,000 during 2011, primarily due to an increase in impaired loans that were analyzed for a specific allowance and a lesser amount of non-delinquent loans in OMIF’s portfolio in 2011. The specific loan loss allowance was increased by $10,570,000 during the year 2011 for the increase, decrease or establishment of reserves on 15 loans based on third party appraisals and other indications of value. OMIF also charged off $20,601,000 from the allowance for seven loans that were foreclosed upon by OMIF and one loan that was paid off at a discount from face value during the year ended December 31, 2011. OMIF recorded a provision for loan losses of approximately $16,520,000 during the year ended December 31, 2010.

Losses on real estate properties during the years ended December 31, 2011 and 2010 were the result of updated appraisals and other valuation support obtained on several of OMIF’s real estate properties, which resulted in impairment losses recorded on 13 and eight properties, respectively, totaling $15,023,000 and $8,907,000, respectively.

Net Loss from Rental and Other Real Estate Properties

Net loss from rental and other real estate properties increased by $248,000 (29.8%) during the year ended December 31, 2011, as compared to 2010, due primarily to additional net losses incurred on real estate foreclosed in 2011 and depreciation incurred on several of OMIF’s real estate properties held for investment.

Loan Portfolio

The number of OMIF mortgage investments decreased from 39 as of December 31, 2010 to 25 as of December 31, 2011 and decreased to 24 by September 30, 2012. The average loan balance decreased from $4,043,000 to $2,777,000 between December 31, 2010 and December 31, 2011 and to $2,715,000 as of September 30, 2012.

As of September 30, 2012, December 31, 2011 and December 31, 2010, OMIF had 17, 18 and 24 loans, respectively, that were impaired totaling approximately $51,646,000 (79%), $52,327,000 (75%) and $121,565,000 (77%), respectively. This included 13, 14 and 22 past maturity loans totaling $46,057,000 (71%), $45,176,000 (65%) and $119,084,000 (76%), respectively. In addition, one, two and five loans totaling approximately $690,000 (1%), $1,490,000 (2%) and $3,318,000 (2%), respectively, were past maturity but current in monthly payments as of September 30, 2012, December 31, 2011 and December 31, 2010, respectively (combined total of impaired and past maturity loans of $52,336,000 (80%), $53,817,000 (78%) and $124,883,000 (79%), respectively). Of the impaired and past maturity loans, approximately $30,225,000 (46%), $8,050,000 (12%) and $46,078,000 (29%), respectively, were in the process of foreclosure and $4,493,000 (7%), $24,203,000 (35%) and $53,606,000 (34%), respectively, involved borrowers who were in bankruptcy as of September 30, 2012, December 31, 2011 and December 31, 2010.

During the nine months ended September 30, 2012, OMIF foreclosed on no loans. During the nine months ended September 30, 2011, OMIF foreclosed on eight loans with aggregate principal balances totaling approximately $45,610,000 and obtained the properties via the trustee’s sales. OMIF foreclosed on ten and nine loans during the years ended December 31, 2011 and 2010, respectively, with aggregate principal balances totaling approximately $61,438,000 and $36,174,000, respectively, and obtained the properties via the trustee’s sales.

As of September 30, 2012, December 31, 2011 and December 31, 2010, OMIF held the following types of mortgages:

	September 30,	December 31,		December 31,
	2012	2011		2010
By Property Type:
Commercial	$25,956,848	$29,552,531	$	$69,024,479
Condominiums	10,129,631	10,369,534		41,037,978
Single family homes (1-4 units)	250,000	250,000		325,125
Improved and unimproved land	28,819,811	29,249,811		47,277,913
	$65,156,290	$69,421,876		$157,665,495
By Deed Order:
First mortgages	$50,860,254	$48,710,380	$	$139,169,446
Second and third mortgages	14,296,036	20,711,496		18,496,049
	$65,156,290	$69,421,876		$157,665,495

As of September 30, 2012, December 31, 2011 and December 31, 2010, approximately 69%, 73% and 39%, respectively, of OMIF’s mortgage loans were secured by real property in Northern California. In addition, as of September 30, 2012, December 31, 2011 and December 31, 2010 approximately 81%, 84% and 56%, respectively, of OMIF’s mortgage loans were secured by real estate located in the states of California and Arizona, which have experienced dramatic reductions in real estate values over the past four years.

OMIF’s investment in loans decreased by $4,266,000 (6%), $88,244,000 (56%) and $54,118,000 (26%) during the nine months ended September 30, 2012 and the years ended December 31, 2011 and 2010, respectively, as a result of loan payoffs and foreclosures. OMIF is not presently able to originate new loans, other than entering into loans as part of carryback financing for sales of real estate.

The allowance for loan losses was increased by approximately $399,000 and decreased by approximately $10,664,000 (provision net of charge-offs) during the nine months ended September 30, 2012 and 2011, respectively, and decreased by approximately $11,527,000 (provision net of charge-offs) during the year ended December 31, 2011. The allowance was increased by $7,676,000 (provision net of charge-offs) during the year ended December 31, 2010. Owens Financial Group, Inc. believes that the allowance for loan losses is sufficient, given the estimated underlying collateral values of impaired loans. There is no precise method used by Owens Financial Group, Inc. to predict delinquency rates or losses on specific loans. Owens Financial Group, Inc. has considered the number and amount of delinquent loans, loans subject to workout agreements and loans in bankruptcy in determining allowances for loan losses, but there can be no assurance that the allowance is sufficient. Because any decision regarding the allowance for loan losses reflects judgment about the probability of future events, there is an inherent risk that such judgments will prove incorrect. In such event, actual losses may exceed (or be less than) the amount of any reserve. To the extent that OMIF experiences losses greater than the amount of its reserves, OMIF may incur a charge to earnings that will adversely affect operating results and the amount of any distributions payable to Limited Partners.

Changes in the allowance for loan losses for the nine months ended September 30, 2012 and 2011 and years ended December 31, 2011 and 2010 were as follows:

	September 30,		December 31,
	2012	2011	2011	2010
Balance, beginning of period	$24,541,897	$36,068,515	$36,068,515	$28,392,938
Provision	399,179	1,518,969	9,074,121	16,519,900
Charge-offs	—	(12,182,604)	(20,600,739)	(8,844,323)
Balance, end of period	$24,941,076	$25,404,880	$24,541,897	$36,068,515

As of September 30, 2012, December 31, 2011 and December 31, 2010, there was a general allowance for loan losses of $1,778,000, $2,250,000 and $3,746,000, respectively, and a specific allowance for loan losses on six, seven and 13 loans in the total amount of $23,163,076, $22,291,897 and $32,322,515, respectively.

Real Estate Properties Held for Sale and Investment

As of September 30, 2012, December 31, 2011 and December 31, 2010, OMIF held title to 32, 33 and 27 properties that were acquired through foreclosure with a total carrying amount of approximately $136,889,000, $145,592,000 and $97,066,000, respectively, (including properties held in wholly and majority-owned limited liability companies), net of accumulated depreciation on real estate held for investment of $6,138,000, $6,459,000 and $5,888,000, respectively. As of September 30, 2012, December 31, 2011 and December 31, 2010, properties held for sale totaled $68,709,000, $13,971,000 and $15,133,000, respectively, and properties held for investment totaled $68,180,000, $131,621,000 and $81,933,000, respectively. When OMIF acquires property by foreclosure, it typically earns less income on those properties than could be earned on mortgage loans and may not be able to sell the properties in a timely manner.

Changes in real estate held for sale and investment during the nine months ended September 30, 2012 and the years ended December 31, 2011 and 2010 were as follows:

	Nine Months Ended September 30,	Year Ended December 31,
	2012	2011	2010

Balance, beginning of period	$145,591,660	$97,066,199	$79,888,536
Real estate acquired through foreclosure, net of specific loan loss allowance	—	65,007,119	28,882,248
Investments in real estate properties	2,436,773	1,464,155	1,059,836
Two homes given to JV partner in settlement of accrued management fees	(96,819)	—	—
Sales of real estate properties	(8,339,079)	—	(2,257,566)
Impairment losses on real estate properties	(1,033,266)	(15,022,659)	(8,907,219)
Depreciation of properties held for investment	(1,669,822)	(2,923,154)	(1,599,636)
Balance, end of period	$136,889,447	$145,591,660	$97,066,199

As of September 30, 2012, thirteen of OMIF’s 32 properties do not generate revenue. Expenses from real estate properties decreased from approximately $9,966,000 to $9,632,000 (4%) for the nine months ended September 30, 2011 and 2012, respectively, and revenues associated with these properties increased from $9,280,000 to $10,105,000 (9%), thus generating a net income from real estate properties of $473,000 during the nine months ended September 30, 2012 (compared to a net loss of $716,000 for the same period in 2011). Expenses from real estate properties increased from approximately $8,852,000 to $13,653,000 (54.2%) for the years ended December 31, 2010 and 2011, respectively, and revenues associated with these properties increased from $8,023,000 to $12,576,000 (56.8%), thus generating a net loss from real estate properties of $1,077,000 during the year ended December 31, 2011 (compared to a net loss of $829,000 during 2010).

During the nine months ended September 30, 2012 and 2011, OMIF recorded impairment losses on real estate held for sale and investment in the total amount of approximately $1,033,000 and $5,485,000, respectively, as a result of updated appraisals obtained or other indications of value.

2012 Sales and Other Real Estate Activity

During the quarter ended September 30, 2012, OMIF sold the industrial building located in Chico, California for net sales proceeds of approximately $8,514,000 resulting in a gain to OMIF of approximately $1,863,000. In addition, during the quarter ended September 30, 2012, OMIF sold one of the manufactured homes located in Ione, California for net sales proceeds of approximately $57,000 resulting in a loss to OMIF of approximately $4,000.

In October 2012 (subsequent to quarter end), OMIF sold the nineteen condominium units located in San Diego, California for net sales proceeds of approximately $2,181,000 resulting in a gain to OMIF of approximately $555,000.

In October 2012 (subsequent to quarter end), OMIF foreclosed on an impaired loan with a principal balance of $2,000,000 and obtained the property via the trustee’s sale.

OMIF and Owens Financial Group, Inc. (as members TOTB) signed a contract to sell the real property and related rights and property owned by TOTB for a sales price of $45,500,000; however, on November 26, 2012, such contract was terminated by the buyer. OMIF sold the eight townhomes it owns in Santa Barbara, California (held within Anacapa Villas, LLC) for a sales price of $10,000,000 ($7,500,000 of financing provided by OMIF) in December 2012 (subsequent to quarter end). OMIF sold the apartment building it owns in Ripon, California (heldwithin 550 Sandy Lane, LLC) for a sales price of $5,065,000 in December 2012 (subsequent to quarter end). OMIF sold the golf course it owns in Auburn, California (held within DarkHorse Golf Club, LLC) for a sales price of $1,600,000 in December 2012 (subsequent to quarter end).

During the fourth quarter of 2012, OMIF foreclosed on a first mortgage loan secured by an office/retail complex located in Hilo, Hawaii in the amount of $2,000,000 and obtained the property via the trustee’s sale. In addition, accrued interest and advances made on the loan or incurred as part of the foreclosure in the total amount of approximately $307,000 were capitalized to the basis of the property. The property had originally been obtained through foreclosure of an OMIF loan in 2008 and sold pursuant to carryback financing in 2010, resulting in a deferred gain of approximately $644,000.

Dation, LLC

During the nine months ended September 30, 2012, all of the improved lots and manufactured rental homes owned by Dation, LLC, or Dation, were sold for $1,650,000 (comprised of cash of $330,000 and a note from the buyer of $1,320,000) resulting in no gain or loss to OMIF. In addition, during the nine months ended September 30, 2012, OMIF paid its joint venture partner a portion of its accrued management fees owed of approximately $147,000 in the form of $50,000 cash and two model homes with a book value of $97,000 as part of a settlement agreement to remove the joint venture partner as a member of Dation. The $1,320,000 note receivable from the sale was then assigned to OMIF. The remaining model home was sold during the second quarter of 2012 for cash of $25,000, resulting in a loss of approximately $12,000. Dation continues to own 40 acres of unimproved land in the park. As of September 30, 2012, management intended to dissolve Dation during the fourth quarter of 2012 and assign the remaining land to OMIF.

TOTB Miami, LLC

During the nine months ended September 30, 2011, OMIF and two co-lenders (which included Owens Financial Group, Inc. and PRC Treasures, LLC, or PRC) foreclosed on a participated, first mortgage loan secured by a condominium complex located in Miami, Florida with a principal balance to OMIF of approximately $26,257,000 and obtained an undivided interest in the properties via the trustee’s sale. OMIF and the other lenders formed a Florida limited liability company, TOTB, to own and operate the complex. The complex consists of three buildings, two of which have been renovated and are being leased, and in which 169 units remain unsold, and one which contains 160 vacant units that have not been renovated. Based on an appraisal obtained in September 2010, it was determined that the fair value of the property was lower than OMIF’s total investment in the loan (including a previously established loan loss allowance of $10,188,000) and an additional charge to provision for loan losses of approximately $450,000 was recorded at the time of foreclosure during the first quarter of 2011 (total charge-off of $10,638,000).

In March 2012, OMIF made a priority capital contribution to TOTB in the amount of $7,200,000. TOTB then purchased PRC’s member interest in TOTB for $7,200,000. Thus, the remaining members in TOTB are now OMIF and Owens Financial Group, Inc. On the same date, OMIF and Owens Financial Group, Inc. executed an amendment to the TOTB operating agreement to set the percentage of capital held by each at 80.74% for OMIF and 19.26% for Owens Financial Group, Inc. based on the dollar amount of capital invested in the properties/TOTB (excluding the Preferred Class A Units discussed below). Income and loss allocations will be made based on these percentages after a 15% preferred return to OMIF based on its $2,583,000 contribution to TOTB in 2011 (represented by its Preferred Class A Units). The change in capital as a result of the PRC buyout and the amended agreement resulted in an increase to OMIF’s capital of approximately $2,760,000. Per the PRC redemption agreement, in the event the TOTB real estate assets are sold in the future for proceeds in excess of OMIF’s and Owens Financial Group, Inc.’s investments in TOTB, including all capital contributions, loans, protective advances and accrued and unpaid interest under the operating agreement, PRC is to receive 25% of such excess. The assets, liabilities, income and expenses of TOTB have been consolidated into the balance sheets and statement of operations of OMIF. The noncontrolling interests of the other members of TOTB totaled approximately $6,028,000 and $15,512,000 as of September 30, 2012 and December 31, 2011, respectively.

2011 Foreclosure Activity

During the year ended December 31, 2011, OMIF foreclosed on three first mortgage loans secured by undeveloped residential and commercial land located in Gypsum, Colorado in the amount of approximately $15,828,000 and obtained the property via the trustee’s sale. In addition, accrued interest and advances made on the loans (for items such as legal fees and delinquent property taxes) in the total amount of approximately $1,915,000 were capitalized to the basis of the property. Based on a new appraisal obtained, it was determined that the fair value of the property was lower than OMIF’s investments in the loans, and a specific loan loss allowance of approximately $8,143,000 was recorded and charged off against the allowance for loan losses at the time of foreclosure.

During the year ended December 31, 2011, OMIF foreclosed on a first mortgage loan secured by a 1/7th interest in a single-family home located in Lincoln City, Oregon in the amount of approximately $75,000 and obtained the property interest via the trustee’s sale. In addition, accrued interest and advances made on the loan or incurred as part of the foreclosure (such as legal fees and delinquent property taxes) in the total amount of approximately $10,000 were capitalized to the basis of the property.

During the year ended December 31, 2011, OMIF foreclosed on a first mortgage loan secured by an industrial building located in Chico, California in the amount of $8,500,000 and obtained the property via the trustee’s sale. In addition, advances made on the loan or incurred as part of the foreclosure (such as legal fees and delinquent property taxes) in the total amount of approximately $588,000 were capitalized to the basis of the property. The carrying value of this property of $9,088,000 at the time of foreclosure approximated its then current fair value less estimated selling costs.

During the year ended December 31, 2011, OMIF foreclosed on two first mortgage loans secured by 15 converted condominium and commercial office units in a building located in Tacoma, Washington with an aggregate principal balance of $3,500,000 and obtained the property via the trustee’s sale. It was determined that the fair value of the property was lower than OMIF’s investment in the loans, and a specific loan allowance of approximately $1,110,000 was established. This amount was then recorded as a charge-off against the allowance for loan losses at the time of foreclosure, along with an additional charge to provision for loan losses of approximately $7,000 (total charge-off of $1,117,000). OMIF formed a new, wholly-owned limited liability company, Broadway & Commerce, LLC, to own and operate the complex.

During the year ended December 31, 2011, OMIF and a third-party lender who participated in a first mortgage loan secured by industrial land located in Pomona, California with a principal balance to OMIF of approximately $5,078,000 contributed their interests in the loan to a new limited liability company, 1875 West Mission Blvd., LLC. The lenders then foreclosed on the subject loan and obtained the property via the trustee’s sale within the new LLC.

During the year ended December 31, 2011, OMIF foreclosed on a first mortgage loan secured by six improved, residential lots located in Coeur d’Alene, Idaho with a principal balance of $2,200,000 and obtained the property via the trustee’s sale. Owens Financial Group, Inc. was a co-creditor in this loan due to a loan fee that was supposed to be paid to Owens Financial Group, Inc. at the time the loan was paid off. However, due to an intercreditor agreement between OMIF and Owens Financial Group, Inc., OMIF must receive its entire investment in the loan (including all accrued, past due interest at the time of foreclosure) prior to any amounts to be paid to Owens Financial Group, Inc. once the property is sold. It was determined that the fair value of the property was lower than OMIF’s investment in the loan, and a specific loan allowance of approximately $426,000 was recorded. This amount was then recorded as a charge-off against the allowance for loan losses at the time of foreclosure, along with an additional charge to provision for loan losses of approximately $2,000. After foreclosure, it was determined that approximately $530,000 in additional improvements costs would be required to complete the lots and ready them for sale. Thus, an additional impairment loss of $530,000 during the year ended December 31, 2011 was recorded.

There was no sales activity for fiscal year 2011.

2010 Foreclosure Activity

During the year ended December 31, 2010, OMIF foreclosed on two first mortgage loans secured by 45 converted condominium units in a complex located in Oakland, California with an aggregate principal balance of $11,600,000 and obtained the property via the trustee’s sale. Based on a new appraisal obtained near the time of foreclosure in December 2010, it was determined that the fair value of the property was lower than OMIF’s investment in the loans (including a previously established loan loss allowance of $765,000), and an additional charge to bad debt expense of approximately $2,286,000 (total charge-off of $3,051,000) was recorded. OMIF formed a new, wholly-owned limited liability company, 1401 on Jackson, LLC, to own and operate the complex.

During the year ended December 31, 2010, OMIF foreclosed on a first mortgage loan secured by a 46-unit apartment complex located in Ripon, California with a principal balance of $4,325,000 and obtained the property via the trustee’s sale. It was determined that the fair value of the property was lower than OMIF’s investment in the loan, and a specific loan allowance of approximately $93,000 as of September 30, 2010 was established. This amount was then recorded as a charge-off against the allowance for loan losses at the time of foreclosure, along with an additional charge to bad debt expense of approximately $2,000. OMIF formed a new, wholly-owned limited liability company, 550 Sandy Lane, LLC, to own and operate the complex.

During the year ended December 31, 2010, OMIF foreclosed on a first mortgage loan secured by a commercial building located in Sacramento, California with a principal balance of $3,700,000 and obtained the property via the trustee’s sale. In addition, certain advances made on the loan or incurred as part of the foreclosure in a total amount of approximately $191,000 were capitalized to the basis of the property.

During the year ended December 31, 2010, OMIF obtained a deed in lieu of foreclosure from the borrower on four first mortgage loans secured by 60 converted condominium units in a complex located in Lakewood, Washington in the aggregate amount of approximately $6,957,000 and obtained the property. It was determined that the fair value of the property was lower than OMIF’s investment in the loans, and a specific loan allowance of approximately $573,000 as of June 30, 2010 was established. This amount was then recorded as a charge-off against the allowance for loan losses at the time of foreclosure, along with an additional charge to bad debt expense of approximately $4,000. OMIF formed a new, wholly-owned limited liability company, Phillips Road, LLC, to own and operate the complex.

During the year ended December 31, 2010, OMIF obtained a deed in lieu of foreclosure from the borrower on a first mortgage loan secured by a medical office condominium complex located in Gilbert, Arizona in the amount of approximately $9,592,000 and obtained the property. It was determined that the fair value of the property was lower than OMIF’s investment in the loan, and a specific loan allowance was established for this loan in the total amount of approximately $4,914,000 as of March 31, 2010. This amount was then recorded as a charge-off against the allowance for loan losses at the time of foreclosure in May 2010, along with an additional charge to bad debt expense of approximately $74,000 for additional delinquent property taxes paid. OMIF formed a new, wholly-owned limited liability company, AMFU, LLC, to own and operate the complex.

2010 Sales Activity

During the year ended December 31, 2010, OMIF sold the office/retail complex located in Hilo, Hawaii for $500,000 cash and a note in the amount of $2,000,000, resulting in a gain to OMIF of approximately $805,000. Approximately $161,000 of this amount was recorded as current gain to OMIF, and the remaining $644,000 was deferred and will be recognized as principal payments are received on the loan under the installment method. The note is interest only and bears interest at the rate of 6.25% per year for the first year, and adjusts to 7.25% beginning July 1, 2011 and then 8.25% beginning July 1, 2012. The note matures on June 30, 2013. The net income (loss) to OMIF from operation of this property was approximately $48,000 and $(153,000) for the years ended December 31, 2010 and 2009, respectively.

During the year ended December 31, 2010, OMIF sold one commercial building located in Roseville, California for net sales proceeds of approximately $359,000, resulting in a gain to OMIF of approximately $183,000.

During the year ended December 31, 2010, OMIF sold two houses in the manufactured home subdivision development located in Ione, California for net sales proceeds of approximately $170,000, resulting in an aggregate loss to OMIF of approximately $16,000.

During the year ended December 31, 2010, a vacant parcel of land adjacent to the retail complex located in Greeley, Colorado (held within 720 University, LLC) was sold for net sales proceeds of approximately $91,000, resulting in a loss of approximately $37,000.

Cash, Cash Equivalents, Restricted Cash and Certificates of Deposit

Cash and cash equivalents, restricted cash and certificates of deposit increased from approximately $18,195,000 as of December 31, 2011 to approximately $22,272,000 as of September 30, 2012 (increase of $4,077,000 or 22%) due primarily to approximately $5,586,000 received from the full or partial payoff of trust deeds and approximately $8,867,000 received from sales of real estate properties, net of approximately $7,200,000 paid for the purchase of a member’s interest in TOTB and capitalized improvements to real estate properties of approximately $2,437,000 during the nine month period.

Cash and cash equivalents and certificates of deposit increased from approximately $7,379,000 as of December 31, 2010 to approximately $18,195,000 as of December 31, 2011 (an increase of $10,816,000 or 147%) due primarily to loan payoffs received by OMIF of approximately $26,531,000 net of capital distributions to partners of approximately $11,588,000, investment in real estate properties of $1,464,000 and use of OMIF cash to pay delinquent property taxes of TOTB of approximately $2,580,000.

Interest and Other Receivables

Interest and other receivables increased from approximately $1,456,000 as of December 31, 2011 to $2,057,000 as of September 30, 2012 ($602,000 or 41% increase) due primarily to delinquent property taxes and legal expenses paid related to delinquent loans during the nine months ended September 30, 2012. A portion of these advances resulted in additions to OMIF’s specific loan loss allowance as of September 30, 2012.

Interest and other receivables decreased from approximately $4,494,000 as of December 31, 2010 to $1,456,000 as of December 31, 2011 (a decrease of $3,038,000 or 67.6%), due primarily to foreclosures that resulted in certain receivables being reclassified to real estate held for sale and/or investment.

Other Assets

Other assets increased from approximately $1,329,000 as of December 31, 2011 to approximately $2,312,000 as of September 30, 2012 ($983,000 or 74% increase), due primarily to capitalized offering costs incurred during the nine months ended September 30, 2012 in the total amount of approximately $521,000 related to a securities filing filed with the Securities and Exchange Commission and approximately $600,000 in deposits made into escrow for the purchase of parcels located in South Lake Tahoe, California contiguous to parcels securing four impaired OMIF loans (see further details below under Liquidity and Capital Resources).

Other assets increased from approximately $1,036,000 as of December 31, 2010 to approximately $1,329,000 as of December 31, 2011 ($293,000 or 28.2%) due primarily to increased amounts of prepaid insurance, deferred rent and capitalized lease commissions on real estate properties. Real estate properties owned by OMIF increased from 27 properties at December 31, 2010 to 33 properties at December 31, 2011.

Due to General Partner

Due to General Partner decreased from approximately $329,000 as of December 31, 2011 to approximately $283,000 as of September 30, 2012, ($46,000 or 14% decrease) due primarily to lower accrued management and service fees owed to Owens Financial Group, Inc. as of September 30, 2012 as compared to December 31, 2011. These fees are paid pursuant to the Partnership Agreement (see “Results of Operations” above) and can fluctuate from month to month.

Due to General Partner decreased from $682,000 as of December 31, 2010 to $329,000 as of December 31, 2011 (a decrease of $353,000 or 51.8%) due primarily to additional interest, late charges and an extension fee in the aggregate amount of approximately $519,000 collected on a delinquent OMIF loan that paid off in full in December 2010, and which was not disbursed to Owens Financial Group, Inc. until January 2011. Accrued management and service fees due to Owens Financial Group, Inc. as of December 31, 2011 increased $172,000, as compared to December 31, 2010. These fees are paid pursuant to the Partnership Agreement (see “Results of Operations” above).

Accrued Distributions Payable

Accrued distributions payable decreased from approximately $74,000 as of December 31, 2011 to $0 as of September 30, 2012 because there was no tax basis net income distributed to partners in October 2012 (for September 2012 activity).

Accrued distributions payable increased from approximately $46,000 as of December 31, 2010 to approximately $74,000 as of December 31, 2011 ($28,000 or 60.9%) due to an increase in OMIF tax basis net income for the month of December 2011 as compared to December 2010.

Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities increased from approximately $3,211,000 as of December 31, 2011 to approximately $3,600,000 as of September 30, 2012 ($389,000 or 12% increase) due primarily to an increase in property taxes payable on OMIF real estate properties as of September 30, 2012.

Accounts payable and accrued liabilities increased from approximately $2,387,000 as of December 31, 2010 to $3,211,000 as of December 31, 2011 (an increase of $824,000 or 34.5%), due primarily to an increase in accrued expenses on OMIF real estate acquired through foreclosure during 2011.

Deferred Gains

Deferred gains decreased from approximately $1,449,000 as of December 31, 2011 to approximately $644,000 as of September 30, 2012 ($805,000 or 56% decrease) due to the full payoff of the carry back note by the buyer/borrower related to the sale of the Bayview Gardens property in 2006.

Noncontrolling Interests

Noncontrolling interests decreased from approximately $17,520,000 as of December 31, 2011 to approximately $8,059,000 as of September 30, 2012 ($9,461,000 or 54% decrease), due primarily to TOTB’s buyout of PRC’s interest in TOTB during the nine months ended September 30, 2012 and the adjustment to OMIF’s capital balance as a result of an amendment to TOTB’s operating agreement as of the same date.

Noncontrolling interests increased from approximately $16,000 as of December 31, 2010 to approximately $17,520,000 as of December 31, 2011, due to the foreclosure of two loans during the year ended December 31, 2011 and the acquisition by two new LLC entities (TOTB and 1875) of the properties securing the foreclosed loans. The loans had been subject to co-lending agreements with two and one other lender(s) who are members in TOTB and 1875, respectively, along with OMIF (however, presently, as discussed above, TOTB is held by only OMIF and Owens Financial Group, Inc.). The consolidation of TOTB and 1875 into OMIF’s books and records gave rise to noncontrolling interests held by the other members in the aggregate amount of approximately $16,257,000 at the time of the related foreclosures (which subsequently increased further at year end).

Asset Quality

A consequence of lending activities is that losses will be experienced and that the amount of such losses will vary from time to time, depending on the risk characteristics of the loan portfolio as affected by economic conditions and the financial experiences of borrowers. Many of these factors are beyond the control of Owens Financial Group, Inc. There is no precise method of predicting specific losses or amounts that ultimately may be charged off on specific loans or on segments of the loan portfolio.

The conclusion that an OMIF loan may become uncollectible, in whole or in part, is a matter of judgment. Although institutional lenders are subject to regulations that, among other things, require them to perform ongoing analyses of their loan portfolios (including analyses of loan-to-value ratios, reserves, etc.) and to obtain current information regarding their borrowers and the securing properties, OMIF is not subject to these regulations and has not adopted these practices. Rather, management of Owens Financial Group, Inc., in connection with the quarterly closing of the accounting records of OMIF and the preparation of the financial statements, evaluates OMIF’s mortgage loan portfolio. The allowance for loan losses is established through a provision for loan losses based on Owens Financial Group, Inc.’s evaluation of the risk inherent in OMIF’s loan portfolio and current economic conditions. Such evaluation, which includes a review of all loans on which Owens Financial Group, Inc. determines that full collectability may not be reasonably assured, considers among other matters:

•	prevailing economic conditions;

•	OMIF’s historical loss experience;

•	the types and dollar amounts of loans in the portfolio;

•	borrowers’ financial condition and adverse situations that may affect the borrowers’ ability to pay;

•	evaluation of industry trends;

•	review and evaluation of loans identified as having loss potential; and

•	estimated net realizable value or fair value of the underlying collateral.

Based upon this evaluation, a determination is made as to whether the allowance for loan losses is adequate to cover probable losses of OMIF. Additions to the allowance for loan losses are made by charges to the provision for loan losses. Loan losses deemed to be uncollectible are charged against the allowance for loan losses. Recoveries of previously charged off amounts are credited to the allowance for loan losses. As of September 30, 2012, management believes that the allowance for loan losses of $24,941,000 is adequate in amount to cover probable losses. Because of the number of variables involved, the magnitude of the swings possible and Owens Financial Group, Inc.’s inability to control many of these factors, actual results may and do sometimes differ significantly from estimates made by Owens Financial Group, Inc. As of September 30, 2012, 17 loans totaling $51,646,000 were impaired. Thirteen of these loans totaling $46,057,000 were past maturity as of September 30, 2012. In addition, one loan of $690,000 was also past maturity but current in monthly payments as of September 30, 2012 (combined total of $52,336,000 in loans that are past maturity and impaired). During the nine months ended September 30, 2012, OMIF recorded an increase in the allowance for loan losses of approximately $399,000 (increase in specific loan loss allowance of $871,000 and decrease in general allowance of $472,000). OMIF recorded a charge-off against the allowance for loan losses of approximately $20,601,000 for eight foreclosed or paid-off loans during the year ended December 31, 2011 and, after Owens Financial Group, Inc.’s evaluation of the loan portfolio, recorded an additional net provision for loan losses of approximately $9,074,000 for losses that are estimated to have likely occurred, which resulted in a net decrease to the allowance of approximately $11,527,000. Owens Financial Group, Inc. believes that the allowance for loan losses is sufficient, given the estimated fair value of the underlying collateral of impaired and past maturity loans.

Liquidity and Capital Resources

OMIF’s principal source of liquidity is its cash from operations and investments (including interest income, income from the sale of properties held for sale, income from loan pay-offs and income from the operation of certain properties held for investment).

During the nine months ended September 30, 2012, cash flows provided by operating activities approximated $55,000. Investing activities provided approximately $13,074,000 of net cash during the nine months ended September 30, 2012, as approximately $16,531,000 was received from the full or partial payoff of loans, the sale of the industrial building located in Chico, California and the majority of real estate assets in Dation, LLC, as a distribution from 1850 De La Cruz, LLC and from the transfer from restricted cash and maturity of certificates of deposit, net of approximately $3,457,000 used for improvements to real estate properties, for purchase of equipment and to invest in certificates of deposit. Approximately $8,034,000 was used in financing activities during the nine months ended September 30, 2012, as $7,200,000 was used to purchase the member interest of PRC in TOTB, approximately $117,000 was used to repay the note payable securing the property within 720 University, LLC and approximately $718,000 was distributed to partners in the form of income distributions (including distributions to noncontrolling interests). Owens Financial Group, Inc. believes that OMIF will have sufficient cash flow to sustain operations over the next year.

Our estimate of material sources and uses of cash for the last quarter of 2012 are provided below. The amounts provided below are estimates and remain subject to review and adjustment in connection with the preparation and audit of our fiscal year 2012 financial statements.

Cash and cash equivalents at September 30, 2012	$17,327,000
Sources of cash:
Net proceeds from sales of real estate properties	10,712,000
Net proceeds from loan payoffs	390,000
Maturity of certificates of deposit	997,000
Total sources of cash	12,099,000
Uses of cash:
Purchase of parcels contiguous to parcels securing impaired loans*	(5,097,000)
Estimated income distributions to partners	(1,330,000)
Capital expenditures on real estate properties	(803,000)
Organization and registration expenditures related to ORM	(142,000)
Property taxes on real estate properties and impaired loans	(964,000)
Interest expense (720 University, LLC)	(132,000)
Total uses of cash	(8,468,000)

Estimated cash and cash equivalents at December 31, 2012	$20,958,000

* Includes approximately $2,316,000 to be paid into escrow for delinquent property taxes on the subject parcels.

In addition, below is our estimate of sources and uses of cash for 2013. The below chart includes only those items which we believe to be material. The below chart does not include ordinary course revenues and expenses as we expect that these items will be driven by the market and any estimates would not be meaningful. As with all estimates, the below table is subject to many possible uncertainties resulting from such items, including, but not limited to, real estate market conditions, macro-economic conditions, tax policy and other items referenced in the “Special Note Regarding Forward-Looking Statements” above.

Sources of cash:
Net proceeds from sales of real estate properties	35,266,000
Net proceeds from loan payoffs	2,816,000
Proceeds from new borrowings	6,000,000
Total sources of cash	44,082,000

Uses of cash:
Purchase of senior indebtedness related to impaired loans	(2,700,000)
Purchase of parcels contiguous to parcels securing impaired loans	(6,000,000)
ORM share repurchase program	(7,000,000)
Advances on impaired loans including delinquent property taxes	(1,301,000)
Capital expenditures on real estate properties	(6,509,000)
Organization and registration expenditures related to ORM	(160,000)
Total uses of cash	(23,670,000)

During the year ended December 31, 2011, cash flows used in operating activities approximated $1,060,000. Investing activities provided approximately $25,204,000 of net cash during the year, as approximately $26,531,000 was received from the payoff of loans, net of approximately $1,464,000 used for improvements to real estate properties. Approximately $13,318,000 was used in financing activities, as approximately $13,284,000 was distributed to partners in the form of income and pro rata capital distributions.

        During the year ended December 31, 2010, cash flows provided by operating activities approximated $2,667,000. Investing activities provided approximately $20,920,000 of net cash during the year, as approximately $22,507,000 was received from the payoff and sale of loans and sales of real estate, net of approximately $2,434,000 used for investing in loans and improvements to real estate properties. Approximately $25,743,000 was used in financing activities during the year ended December 31, 2010, as approximately $23,695,000 was used to repay the line of credit and $1,917,000was distributed to partners in the form of income distributions.

OMIF has experienced a significant increase in limited partner capital withdrawal requests since late 2008. As of September 30, 2012, OMIF has received requests for withdrawal from limited partners holding approximately 108,200,000 LP Units, which represents approximately 38% of all outstanding LP Units and units representing the Carried Interest and GP Contribution Interest. All scheduled withdrawals from January 1, 2009 through September 30, 2012 were not made because OMIF has not had sufficient available cash to honor such withdrawal requests, needed to have funds in reserve for operations, and, until its bank line of credit was repaid in December 2010, was restricted from making withdrawals under the terms of the line of credit. When funds become available for distribution from net proceeds, Owens Financial Group, Inc. is permitted to make a pro rata distribution to all partners of up to 10% of the aggregate capital accounts of all outstanding LP Units in any calendar year, which would prevent any Limited Partner withdrawals during the same year. However, there can be no assurance that 10% of the aggregate capital accounts of all outstanding LP Units will be distributed in any calendar year. No pro rata capital distributions were made during the nine months ended September 30, 2012. In July and October 2011, OMIF made pro rata capital distributions to all partners totaling approximately $11,588,000, which was approximately 4% of the aggregate capital accounts of all outstanding limited partner units.

The Limited Partners may withdraw capital from OMIF, either in full or partially, subject to the following limitations, among others:

•
The withdrawing Limited Partner is required to provide written notice of withdrawal to Owens Financial Group, Inc., and the distribution to the withdrawing Limited Partner will not be made until 61 to 91 days after delivery of such notice of withdrawal, subject to certain limitations.

•
Except in limited circumstances, no notice of withdrawal will be honored and no withdrawal of capital with respect to LP Units is permitted until the expiration of one year from the date of purchase of such LP Units, other than LP Units received under OMIF’s Reinvested Distribution Plan.

•	Any such payments are required to be made only from net proceeds and capital contributions (as defined in the Partnership Agreement).

•	A maximum of $100,000 per Limited Partner may be withdrawn during any calendar quarter.

•
Withdrawals will be funded only to the extent funds are available. Owens Financial Group, Inc. is not required to establish a reserve fund for the purpose of funding withdrawals or sell or otherwise liquidate any portion of OMIF’s loan portfolio or any other assets in order to fund a withdrawal.

•
No more than 10% of the aggregate capital accounts of Limited Partners may be paid to Limited Partners through any combination of distributions of net proceeds and withdrawals during any calendar year, except upon a plan of dissolution of OMIF.

        Although normal market conditions have not applied to OMIF since 2007, when such conditions do apply, sales of LP Units to investors, reinvestment of Limited Partner distributions, portfolio loan payoffs, sales of foreclosed properties and advances on OMIF’s line of credit (which has been fully repaid) provide the capital for new mortgage investments. If general market interest rates were to increase substantially, investors might turn to interest-yielding investments other than LP Units, which would reduce the liquidity of OMIF and its ability to make additional mortgage investments to take advantage of the generally higher interest rates. In addition, an additional increase in delinquencies on OMIF loans (including an increase in past maturity loans) could further reduce liquidity and could further reduce the cash available to invest in new loans and distribute to Limited Partners. In contrast, a significant increase in the dollar amount of loan payoffs, sales of foreclosed properties and any additional Limited Partner investments without the origination of new loans of the same amount would increase the liquidity of OMIF. Such an increase in liquidity could result in a decrease in the yield paid to Limited Partners as OMIF would typically invest the additional funds in lower yielding, short term investments.

Limited partner capital increased by approximately $2,350,000 during the nine months ended September 30, 2012 due primarily to the adjustment to capital as a result of TOTB’s purchase of the member interest of PRC during the nine month period. Limited Partner capital decreased by approximately $37,644,000 during the year ended December 31, 2011. Two large components of the decrease in Limited Partner capital during 2011 were pro rata capital distributions to Limited Partners of $11,469,000 during 2011 and provision for loan losses and impairment losses on real estate properties in the total amount of approximately $24,097,000. There were no reinvested distributions from Limited Partners during the nine months ended September 30, 2012. Reinvested distributions from Limited Partners electing to reinvest were $56,000 for the six months ended June 2011 and the year ended December 31, 2011. In April 2011, Owens Financial Group, Inc. suspended the Distribution Reinvestment Plan for all Limited Partners, in an effort to ensure OMIF’s ability to continue to operate in compliance with the requirements of the Partnership Agreement. OMIF intends to amend its registration statement to withdraw the remaining registered LP Units as it no longer intends to sell LP Units under this registration statement or pursuant to the Distribution Reinvestment Plan. There were no limited partner withdrawals made during the nine months ended September 30, 2012 or during the years ended December 31, 2011 and 2010. There were no Limited Partner withdrawals made during the year ended December 31, 2010 because the terms of OMIF’s then existing line of credit prohibited distributions (and consequently prohibited withdrawals). There were no Limited Partner withdrawals made during the year ended December 31, 2011 and the nine months ended September 30, 2012 because withdrawal requests have grown so large that it would take years for some Limited Partners that had made requests to receive redemptions. As such, management thought that it would be fairer to make pro rata capital distributions to all partners when cash was available. No pro rata capital distributions were made during the nine months ended September 30, 2012. Pro rata capital distributions totaling $11,587,000 were made to all partners during the year ended December 31, 2011. Limited Partner withdrawal and capital distribution percentages have been 5.66%, 0.00%, 2.01%, 10.14% and 6.34% for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, respectively. These percentages are the annual average of the Limited Partners’ capital withdrawals and pro rata distributions in each calendar quarter divided by the total limited partner capital as of the end of each quarter.

The Partnership Agreement provides that the total amount of indebtedness incurred by OMIF may not exceed the sum of 50% of the aggregate fair market value of all OMIF loans. Until December 2010, OMIF had a line of credit agreement with a group of three banks that provided interim financing on mortgage loans invested in by OMIF. The line of credit was repaid in full by OMIF in December 2010. Because of such repayment, various restrictions on OMIF’s capital resources imposed by the line of credit agreement no longer apply.

OMIF has a note payable with a bank through its investment in 720 University, LLC with a balance of $10,126,000, $10,242,000 and $10,394,000 as of September 30, 2012, December 31, 2011 and December 31, 2010, respectively. The note required monthly interest-only payments until March 1, 2010 at a fixed rate of 5.07% per year. Commencing April 1, 2010, the note became amortizing and monthly payments of $56,816 are now required, with the balance of unpaid principal due on March 1, 2015. OMIF anticipates that this note will be paid off from the proceeds of the sale of the property. Alternatively, the note may be refinanced.

Although OMIF previously had commitments under construction and rehabilitation loans, no such commitments remained as of September 30, 2012.

OMIF has an obligation to pay all required costs to remediate and monitor contamination of the real properties owned by 1850 De La Cruz, LLC, or 1850. As part of the Operating Agreement executed by OMIF and its joint venture partner in 1850, Nanook Ventures LLC, or Nanook, OMIF has indemnified Nanook against all obligations related to the expected costs to monitor and remediate the contamination. In 2008, OMIF had accrued an amount that a third party consultant had estimated would need to be paid to monitor and remediate the site. The majority of clean-up activities commenced during 2012 as part of the tenant’s construction of a new building on the site. Thus, approximately $302,000 was paid by OMIF from the previously established liability during 2012 and an additional $100,000 was accrued during the nine months ended September 30, 2012 as a result of an updated estimate of future costs to be incurred. If additional amounts are required, it will be an obligation of OMIF. As of September 30, 2012 and December 31, 2011, approximately $228,000 and $430,000, respectively, has been accrued on OMIF’s books. All costs for this project will be paid from cash reserves.

It was determined subsequent to foreclosure of the applicable loans in November 2009 that additional renovation costs would be required to complete certain of the condominium units located in Phoenix, Arizona so that these units may be leased or sold. In June 2011, 54th Street Condos, LLC (wholly owned by OMIF) signed a $2,484,000 construction contract for completion of the remaining condominium units on the property owned by it in Phoenix, Arizona and, together with other related costs, contingencies and change orders, the total estimated cost of the improvements are approximately $3,200,000. Construction was completed during the fourth quarter of 2012. As of September 30, 2012, approximately $2,925,000 of the total project amount has been incurred and capitalized. All costs for this project will be paid from cash reserves.

OMIF has four delinquent loans with aggregate principal balances totaling approximately $24,203,000 that were originally secured by first, second and third deeds of trust on 29 parcels of land with entitlements for a 502,267 square foot resort development located in South Lake Tahoe, California known as Chateau at Lake Tahoe, or the Project. In July 2012, OMIF signed purchase agreements totaling $6,600,000 to acquire seven parcels in the Project that are contiguous to parcels securing OMIF’s loans. These seven parcels had provided partial security for OMIF‘s existing loans which were junior to loans held by senior lenders that foreclosed on the property in 2010 and early 2011. While these parcels were originally part of the security for OMIF’s loans, management chose not to advance the funds to acquire the parcels at the foreclosure sales due to the bankruptcy of the borrower and the uncertainty surrounding the Project. As a result, there are multiple owners of the contiguous parcels. For similar reasons, in July 2012, OMIF also signed a letter of intent to acquire the senior note for $1,400,000 secured by two parcels on which OMIF holds second and third deeds of trust. In addition, OMIF will advance $200,000 to obtain a release of the deed of trust that is senior to OMIF ‘s loan on a single parcel in the second phase of the Project, and advance $100,000 for the option to acquire a note for $700,000 which is senior to OMIF’s loan.

As of September 30, 2012, OMIF had paid $600,000 in deposits for the purchase of the above parcels. The parcel purchases were closed in December 2012 through a new wholly-owned subsidiary of OMIF, Tahoe Stateline Venture, LLC. OMIF paid approximately $5,697,000 out of cash reserves for the parcel purchases, including approximately $2,316,000 to be held by the title company to pay delinquent property taxes on the parcels once property reassessments are completed. The sellers of the parcels provided financing for the balance of the purchase prices which total $3,300,000 at 5% interest with interest only, semi-annual payments due in four years from the close of escrow. The note purchases are expected to close during the first quarter of 2013. OMIF expects to pay $2,700,000 out of cash reserves for the note purchases. Once all acquisitions are completed, it is anticipated that OMIF will then foreclose on all of the deeds of trust and gain ownership of the related parcels. OMIF will then own a total of 20 parcels which will include all of the parcels necessary to complete the first phase of the Project. Management made the decision to purchase these parcels and notes in order to protect OMIF’s existing investment in the loans by securing controlling ownership of the first phase of the Project, which will enable OMIF to move ahead with the sale or the development of the Project. As of September 30, 2012 and December 31, 2011, OMIF had recorded a specific loan allowance on these loans of approximately $19,095,000 and $17,735,000, respectively.

During the course of due diligence performed by a potential buyer of TOTB in the year ended December 31, 2012, a low level of arsenic was found in the ground water of a monitoring well located on the property owned by TOTB. While the level of arsenic exceeds the minimum level acceptable for drinking water standards, the water under this property is subject to tidal influence and is not used for domestic consumption. OMIF and Owens Financial Group, Inc. have retained an environmental consultant to perform additional testing and analysis with the goal of petitioning the appropriate governmental agency to issue a no further action letter for this property due to the low level of contamination and the low quality of the ground water under the property. At this time, the costs of any potential remediation and/or monitoring are unknown and cannot be estimated.

Contingency Reserves

OMIF is required to maintain cash, cash equivalents and marketable securities as contingency reserves in an aggregate amount of at least 1.50% of the tax basis capital accounts of the Limited Partners. The cash capital contributions of Owens Financial Group, Inc. up to a maximum of 0.50% of the Limited Partners’ capital accounts may be maintained as additional contingency reserves, if considered necessary by Owens Financial Group, Inc. Although Owens Financial Group, Inc. believes the contingency reserves are adequate, it could become necessary for OMIF to sell or otherwise liquidate certain of its investments or other assets to cover such contingencies on terms which might not be favorable to OMIF.

RELATED PARTY TRANSACTIONS

Set forth below is a description of OMIF’s transactions with related persons. Owens Realty Mortgage, Inc. was incorporated on August 9, 2012 to succeed to and continue the business of OMIF upon the completion of the merger of OMIF with and into Owens Realty Mortgage, Inc. Owens Realty Mortgage, Inc. has conducted no business to date other than that incident to the merger and other transactions comprising the REIT conversion, none of which constitutes a transaction with related persons under Item 404(a) of Regulation S-K. A summary of the material terms of the Management Agreement to be executed in connection with the REIT conversion between Owens Realty Mortgage, Inc. and Owens Financial Group, Inc. is set forth under the section “Management Agreement.” Such Management Agreement is also attached hereto as Annex D.

Our manager and general partner is Owens Financial Group, Inc. William C. Owens and Bryan H. Draper (each of whom serves as an executive officer and/or director of Owens Realty Mortgage, Inc.) are each directors and executive officers of Owens Financial Group, Inc. Additionally, Messrs. Draper and Owens individually own 14.634% and 56.0976%, respectively, of the stock of our general partner and manager.

Our business is conducted through Owens Financial Group, Inc., which arranges, services, and maintains the loan portfolio for our benefit and has all the powers with respect and ancillary thereto. The terms and conditions of OMIF’s relationship with Owens Financial Group, Inc. are governed by the Partnership Agreement. The fees received by Owens Financial Group, Inc. are paid and are determined at the sole discretion of Owens Financial Group, Inc., subject to certain limitations. In the past, Owens Financial Group, Inc. has elected not to take the maximum compensation in order to maintain the return to the Limited Partners at historical levels. However, due to reduced levels of mortgage investments held by OMIF, during the nine months ended September 30, 2012, Owens Financial Group, Inc. has chosen to take close to the maximum compensation that it is permitted to take pursuant to the Partnership Agreement and expects to continue to take the maximum compensation for the foreseeable future. The fees and compensation and reimbursed expenses Owens Financial Group, Inc. earns pursuant to the Partnership Agreement are summarized below:

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Management Fees – In consideration of the management services rendered to us, Owens Financial Group, Inc. is entitled to receive from us a management fee payable monthly, subject to a maximum of 2.75% per year of the average unpaid balance of our mortgage loans at the end of each month in the calendar year. Management fees amounted to approximately $2,312,000 and $1,966,000 for the years ended December 31, 2011 and 2010, respectively. For the nine months ended September 30, 2012, management fees amounted to approximately $1,301,000.

•
Servicing Fees – All of our loans are serviced by Owens Financial Group, Inc., in consideration for which Owens Financial Group, Inc. is entitled to receive from us a monthly fee, which, when added to all other fees paid in connection with the servicing of a particular loan, does not exceed the lesser of the customary, competitive fee in the community where the loan is placed for the provision of such mortgage services on that type of loan or up to 0.25% per year of the unpaid principal balance of our mortgage loans at the end of each month. Servicing fees amounted to approximately $264,000 and $491,000 for the years ended December 31, 2011 and 2010, respectively. For the nine months ended September 30, 2012, servicing fees amounted to approximately $123,000.

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Carried Interest – Owens Financial Group, Inc. is required to make cash capital contributions to OMIF and may receive contributions from OMIF (subject to a condition set forth in the Partnership Agreement) in order to maintain its required capital balance equal to 1% of the Limited Partners’ capital accounts. In the past, Owens Financial Group, Inc. has contributed capital to OMIF in the amount equal to 0.5% of the Limited Partners’ aggregate capital accounts, and together with its Carried Interest, Owens Financial Group, Inc. has an interest equal to approximately 1% of the Limited Partners’ capital accounts. This Carried Interest of up 0.5% of the Limited Partners’ capital accounts is recorded as an expense of OMIF and credited as a contribution to Owens Financial Group, Inc.’s capital account as additional compensation. The Carried Interest is increased each month by 0.5% of the net increase in the capital accounts of the Limited Partners. If there is a net decrease in the capital accounts for a particular month, no Carried Interest is allocated for that month and the allocation to Carried Interest is “trued up” to the correct 0.5% amount in the next month that there is an increase in the net change in capital accounts. Thus, if OMIF generates an annual yield on capital of the Limited Partners of 10%, Owens Financial Group, Inc. would receive additional distributions on its Carried Interest of approximately $150,000 per year, assuming $300,000,000 of partner capital is outstanding.  In addition, if OMIF were liquidated, Owens Financial Group, Inc. could receive up to approximately $1,500,000 in capital distributions without having made equivalent cash contributions as a result of its Carried Interest. These capital distributions, however, will be made only after the Limited Partners have received capital distributions equal to 100% of their capital contributions.

Approximately $1,496,000 in total cash capital contributions to OMIF had been made by Owens Financial Group, Inc. as of September 30, 2012, December 31, 2010 and 2011. During the nine months ended September 30, 2012 and the years ended December 31, 2010 and 2011, OMIF incurred no Carried Interest expense because there was a net decrease in the Limited Partners’ capital accounts during each of those years.

•
Acquisition and Origination Fees – Owens Financial Group, Inc. is entitled to receive and retain all acquisition and origination fees paid or payable by borrowers for services rendered in connection with the evaluation and consideration of potential investments and the extension and refinancing of loans (including any selection fee, mortgage placement fee, nonrecurring management fee, and any origination fee, loan fee, or points paid by borrowers). The acquisition and origination fees are paid by borrowers, and thus, are not an expense of OMIF. These fees may be paid at the placement, extension or refinancing of the loan or at the time of final repayment of the loan. The amount of these fees is determined by competitive conditions and Owens Financial Group, Inc. and may have a direct effect on the interest rate borrowers are willing to pay OMIF. Such fees earned by Owens Financial Group, Inc. amounted to approximately $168,000 and $83,000 on loans originated or extended of approximately $10,240,000 and $2,500,000 for the years ended December 31, 2011 and 2010, respectively. Such fees earned by Owens Financial Group, Inc. amounted to approximately $24,000 on loans originated or extended of approximately $800,000 during the nine months ended September 30, 2012.

•
Late Payment Charges – Owens Financial Group, Inc. is entitled to receive all late payment charges by borrowers on delinquent loans held by OMIF (including additional interest and late payment fees), with the exception of loans participated with outside entities. The late payment charges are paid by borrowers and collected by OMIF with regular monthly loan payments or at the time of loan payoff. These are recorded as a liability (due to Owens Financial Group, Inc.) when collected and are not recognized as an expense. Generally, on the majority of OMIF’s loans, the late payment fee charged to the borrower for late payments is 10% of the payment amount. The amounts paid to or collected by Owens Financial Group, Inc. for late payment charges totaled approximately $779,000 and $132,000 for the years ended December 31, 2011 and 2010, respectively. During the nine months ended September 30, 2012, amounts paid to or collected by Owens Financial Group, Inc. for such charges totaled approximately $36,000.

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Other Miscellaneous Fees – OMIF remits other miscellaneous fees paid by borrowers to Owens Financial Group, Inc., which are collected from loan payments, loan payoffs or advances from loan principal (i.e., funding, demand and partial release fees). Such fees remitted to Owens Financial Group, Inc. totaled approximately $8,000 and $12,000 for the years ended December 31, 2011 and 2010, respectively. No such fees were remitted to Owens Financial Group, Inc. during the nine months ended September 30, 2012.

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Expenses – Owens Financial Group, Inc. is entitled to be reimbursed by OMIF for any expenses (subject to certain exceptions outlined in the Partnership Agreement) paid by Owens Financial Group, Inc., including, without limitation, legal and accounting expenses, filing fees, printing costs, goods and services and materials used by or for OMIF. Additionally, Owens Financial Group, Inc. is entitled to reimbursements for salaries for non-management and non-supervisory services. The amounts reimbursed to Owens Financial Group, Inc. by OMIF were approximately $641,000 and $63,000 during the years ended December 31, 2011 and 2010, respectively. During the nine months ended September 30, 2012, the amounts reimbursed to Owens Financial Group, Inc. totaled approximately $500,000.

Under the terms of the Partnership Agreement, Owens Financial Group, Inc. is not entitled to receive real estate brokerage commissions, property management fees or insurance services fees or a promotional interest (as defined in the Partnership Agreement). In addition, Owens Financial Group, Inc. is not entitled to receive reimbursement of acquisition and origination expenses incurred by Owens Financial Group, Inc. or its affiliates in the origination, selection and acquisition of mortgage loans.

Owens Financial Group, Inc. held a participated first deed of trust (with OMIF) and a fourth deed of trust secured by six improved, residential lots located in Coeur D’Alene, Idaho. As of the year ended December 31, 2010, the total amount of principal, past due interest, fees and advances outstanding on these deeds of trust were approximately $1,390,000 for Owens Financial Group, Inc., and $3,252,000 for OMIF. During the year ended December 31, 2010, OMIF and Owens Financial Group, Inc. collected no income on these loans. During the year ended December 31, 2011, OMIF and Owens Financial Group, Inc. foreclosed on the first deed of trust with an aggregate principal balance, past due interest, fees and advances of approximately $3,531,000 to OMIF and $1,502,000 to Owens Financial Group, Inc. and obtained the property via the trustee’s sale. Owens Financial Group, Inc.’s fourth lien was terminated upon this foreclosure. Due to an intercreditor agreement between OMIF and Owens Financial Group, Inc., OMIF has a right to receive its entire investment in the loan (including all past due interest at the time of foreclosure) prior to any amounts to be paid to Owens Financial Group, Inc. once the property is sold. It was determined that the fair value of the property was lower than OMIF’s investment in the loan and a specific loan allowance of approximately $426,000 was recorded. This amount was then recorded as a charge-off against the allowance for loan losses at the time of foreclosure, along with an additional charge to provision for loan losses of approximately $2,000. After foreclosure, it was determined that approximately $530,000 in additional improvement costs would be required to complete the lots and ready them for sale. Thus, an additional impairment loss was recorded of $530,000 during 2011. OMIF and Owens Financial Group, Inc. have earned no income on this property during 2011 or the nine months ended September 30, 2012. OMIF recorded an additional impairment loss on this property of $372,400 during the nine months ended September 30, 2012.

During 2007, each of Owens Financial Group, Inc. and OMIF funded a $10,000,000 and $30,000,000, respectively, portion of a $75,200,000 mortgage loan and entered into a co-lending agreement with PRC Treasures LLC, or PRC, and Titan Capital, or Titan, for the loan. The loan was secured by a condominium complex located in Miami, Florida consisting of three buildings, two of which have been renovated and in which 169 units remain unsold and one which contains 160 units that have not been renovated. During 2009, OMIF purchased Titan’s interest in the loan (total principal, interest and protective advances due of approximately $9,353,000) for $2,800,000. As of December 31, 2010, OMIF and Owens Financial Group, Inc. had funded $1,345,000 and $341,000, respectively, of its pro-rata share of unreimbursed protective advances related to the property (not including Titan’s portion purchased by OMIF). As of the year ended December 31, 2010, the total aggregate amounts outstanding on this mortgage loan were approximately $10,817,000 for Owens Financial Group, Inc. and $44,012,000 for OMIF. During the quarter ended March 31, 2011, the loan was contributed by the co-lenders to a new limited liability company, TOTB, which was formed to own and operate the property. The loan was subsequently foreclosed upon and the property acquired by TOTB via the trustee’s sale, which at the time had a total aggregate amount outstanding to Owens Financial Group, Inc. and OMIF of approximately $10,884,000 and $44,304,000, respectively. At the time of foreclosure, it was determined that OMIF’s portion of the fair value of the property was lower than OMIF’s total investment in the loans (including a previously established loan loss allowance of $10,188,000) and an additional charge to provision for loan losses of approximately $450,000 was recorded during the first quarter of 2011 (total charge-off of $10,638,000). In March 2012, OMIF made a priority capital contribution to TOTB in the amount of $7,200,000. TOTB then purchased PRC’s member interest in TOTB for $7,200,000. Thus, the remaining members in TOTB are now OMIF and Owens Financial Group, Inc. On the same date, OMIF and Owens Financial Group, Inc. executed an amendment to the TOTB operating agreement to set the percentage of capital held by each at 80.74% for OMIF and 19.26% for Owens Financial Group, Inc. based on the dollar amount of capital invested in the properties and TOTB (approximately $34,803,000 for OMIF and $8,304,000 for Owens Financial Group, Inc.). Income and loss allocations are now made based on these percentages after a 15% preferred return to OMIF based on its additional $2,583,000 contribution to TOTB in 2011. Per the PRC redemption agreement, in the event the TOTB real estate assets are sold in the future for proceeds in excess of OMIF’s and Owens Financial Group, Inc.’s investments in the TOTB, including all capital contributions, loans, protective advances and accrued and unpaid interest under the operating agreement, PRC is to receive 25% of such excess. OMIF and Owens Financial Group, Inc. earned net income (loss) from TOTB of approximately $(1,477,000) and $(586,000), respectively, during 2011 and $(216,000) and $124,000, respectively, during the nine months ended September 30, 2012

OMIF does not have any separate offices. Owens Financial Group, Inc. operates from its executive offices at 2221 Olympic Boulevard, Walnut Creek, California 94595, or the Executive Office. The lessor of the Executive Office is Olympic Blvd. Partners, a California General Partnership, or OBP, of which Owens Financial Group, Inc. is a 50% general partner. The Executive Office is the sole asset of OBP. The lease agreement, or the Office Lease, between OBP and Owens Financial Group, Inc. for the Executive Office has a term extending until October 31, 2014. Owens Financial Group, Inc. pays rent in the amount of $14,200 per month to OBP under the Office Lease. For each of the years ended December 30, 2010 and December 30, 2011, Owens Financial Group paid $170,400 to OBP for use of the Executive Office. For the nine months ended September 30, 2012, Owens Financial Group, Inc. paid $127,800 to OBP for use of the Executive Office. The Executive Office is subject to a deed of trust in the amount of $730,000 with monthly payments of interest only at 8% and all principal due on April 1, 2013. There is no prepayment penalty on this deed of trust.

OMIF had a line of credit agreement with a group of banks, which provided interim financing on mortgage loans invested in by OMIF. All assets of OMIF were pledged as security for the line of credit. The line of credit was guaranteed by Owens Financial Group, Inc. The line of credit was fully repaid by OMIF in December 2010. The largest aggregate amount of principal outstanding during the year ended December 31, 2010 was $23,695,102. For the fiscal year ended December 31, 2010, $23,695,102 in principal was paid in connection with the line of credit. Interest expense was approximately $1,439,000 for the year ended December 31, 2010. The last applicable rate of interest on this line of credit was 7.5%.

PRO FORMA FINANCIAL INFORMATION

The following tables present the unaudited pro forma consolidated statement of operations for the year ended December 31, 2011 and for the nine months ended September 30, 2012 and the unaudited pro forma consolidated balance sheet as of September 30, 2012 giving effect to the reorganization transactions and REIT conversion described in the section entitled “Terms of the Merger.” The unaudited pro forma consolidated balance sheet is presented as if the REIT conversion had occurred on January 1, 2011 based on the conversion of OMIF units as of September 30, 2012. The unaudited pro forma consolidated statements of operations present the effects of the REIT conversion as though it had occurred on January 1, 2011 based on the conversion of units as of September 30, 2012. The unaudited pro forma consolidated financial data are based on the estimates and assumptions set forth in the notes to such statements, which are preliminary and have been made solely for the purposes of developing such pro forma information. The unaudited pro forma consolidated financial data are not necessarily indicative of the financial position or operating results that would have been achieved had the REIT conversion been completed as of the dates indicated, nor are they necessarily indicative of future financial position or operating results. This information should be read in conjunction with the historical financial statements and related notes included in, or incorporated by reference into, this proxy statement/prospectus.

The unaudited pro forma consolidated statement of operations and consolidated balance sheet do not reflect the following:

•	One-time transaction costs related to the REIT conversion, currently estimated to be $1,200,000; and

•	The potential immaterial effect of lower cash balances these transactions have on interest income, higher borrowing costs or foregone investment opportunities.

To qualify as a REIT, at least 90% of taxable income, determined without regard to the dividends paid deduction and by excluding any net capital gain, is required to be distributed to stockholders. Upon making a REIT election, we anticipate that we may have NOLs that can be carried forward and utilized to potentially reduce the amount of future required distributions.

The pro forma financial results assume that 100% of taxable income has been distributed and that all relevant REIT qualifying tests, as dictated by the Code and IRS rules and interpretations, were met for the entire year.

For accounting purposes, the merger of OMIF with and into Owens Realty Mortgage, Inc. will be treated as a transfer of assets and exchange of shares between entities under common control. The accounting basis used to initially record the assets and liabilities in Owens Realty Mortgage, Inc. is the carryover basis of OMIF. Stockholder’s equity of Owens Realty Mortgage, Inc. will be that carried over from the partners’ capital of OMIF.

OWENS MORTGAGE INVESTMENT FUND, A CALIFORNIA LIMITED PARTNERSHIP
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	OMIF	Pro Forma	ORM
	Actual	Adjustments	Pro Forma
Revenues:
Interest income on loans secured by trust deeds	$5,340,638	-	$5,340,638
Gain on sale of real estate and other assets, net	26,283	-	26,283
Rental and other income from real estate properties	12,575,756	-	12,575,756
Income from investment in limited liability company	153,065	-	153,065
Other income	25,002	-	25,002
Total revenues	18,120,744	-	18,120,744
Expenses:
Management fees to general partner/manager	2,312,377	-	2,312,377
Servicing fees to general partner/manager	264,446	-	264,446
Administrative	208,965	-	208,965
Legal and accounting	580,500	-	580,500
Rental and other expenses on real estate properties	13,652,623	-	13,652,623
Interest expense	530,063	-	530,063
Other	90,043	-	90,043
Provision for loan losses	9,074,121	-	9,074,121
Losses on real estate properties	15,022,659	-	15,022,659
Total expenses	41,735,797		41,735,797
Net loss	$(23,615,053)		$(23,615,053)
Less: Net income attributable to noncontrolling interests	(1,129,202)		(1,129,202)
Net loss attributable to OMIF/ORM	$(24,744,255)		$(24,744,255)
Net loss allocated to general partner	$(274,408)	274,408	$-
Net loss allocated to limited partners	$(24,469,847)	24,469,847	$-
Net loss allocated to limited partners per weighted average limited partnership unit	$(0.09)	0.09	$-
Net loss per common share amounts:
Basic: Net loss attributable to ORM	$-	(2.21)	$(2.21)
Weighted average common shares outstanding:
Basic	-	11,198,131	11,198,131

See accompanying notes to unaudited pro forma consolidated financial statements.

OWENS MORTGAGE INVESTMENT FUND, A CALIFORNIA LIMITED PARTNERSHIP
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2012

	OMIF	Pro Forma	ORM
	Actual	Adjustments	Pro Forma
Revenues:
Interest income on loans secured by trust deeds	$2,009,445	-	$2,009,445
Gain on sale of real estate, net	1,847,613	-	1,847,613
Recognition of deferred gain on sale of real estate	804,929	-	804,929
Rental and other income from real estate properties	10,105,320	-	10,105,320
Income from investment in limited liability company	116,094	-	116,094
Other income	5,168	-	5,168
Total revenues	14,888,569	-	14,888,569
Expenses:
Management fees to general partner/manager	1,301,201	-	1,301,201
Servicing fees to general partner/manager	123,300	-	123,300
Administrative	241,786	-	241,786
Legal and accounting	838,550	-	838,550
Rental and other expenses on real estate properties	9,632,391	-	9,632,391
Interest expense	392,735	-	392,735
Environmental remediation expense	100,000	-	100,000
Other	68,272	-	68,272
Provision for loan losses	399,179	-	399,179
Impairment losses on real estate properties	1,033,266	-	1,033,266
Total expenses	14,130,680		14,130,680
Net income	$757,889		$757,889
Less: Net income attributable to noncontrolling interests	(515,289)		(515,289)
Net income attributable to OMIF/ORM	$242,600		$242,600
Net income allocated to general partner	$2,513	(2,513) )	$-
Net income allocated to limited partners	$240,087	(240,087) (	$-
Net income allocated to limited partners per weighted average limited partnership unit	$0.001	(0.001)	$-
Net income per common share amounts:
Basic: Net income attributable to ORM	$-	0.02	$0.02
Weighted average common shares outstanding:
Basic	-	11,198,131	11,198,131

See accompanying notes to unaudited pro forma consolidated financial statements.

OWENS MORTGAGE INVESTMENT FUND, A CALIFORNIA LIMITED PARTNERSHIP
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2012

	OMIF	Pro Forma	ORM
	Actual	Adjustments	Pro Forma
Assets
Cash and cash equivalents	$17,326,670	-	$17,326,670
Restricted cash	3,948,000		3,948,000
Certificates of deposit	996,858	-	996,858
Loans secured by trust deeds, net of allowance for losses of $24,941,076	40,215,214	-	40,215,214
Interest and other receivables	2,057,419	-	2,057,419
Vehicles, equipment and furniture, net of accumulated depreciation of $553,478	195,858	-	195,858
Other assets, net of accumulated amortization of $818,824	2,311,560	-	2,311,560
Investment in limited liability company	2,191,130	-	2,191,130
Real estate held for sale	68,709,511	-	68,709,511
Real estate held for investment, net of accumulated depreciation of $6,138,268	68,179,936	-	68,179,936
TOTAL ASSETS	$206,132,156		$206,132,156

Liabilities and Partners’ Capital/Stockholders’ Equity
Liabilities:
Due to general partner/manager	$282,502		$282,502
Accounts payable and accrued liabilities	3,600,271		3,600,271
Deferred gains	644,007		644,007
Note payable	10,125,755		10,125,755
Total liabilities	14,652,535		14,652,535
Partners' capital (units subject to redemption):
General partner	1,873,243	(1,873,243)	-
Limited partners, authorized 500,000,000 units, 278,605,524 units outstanding	181,547,215	(181,547,215)	-
Total OMIF partners' capital	183,420,458	(183,420,458)	-
Noncontrolling interests	8,059,163	(8,059,163)	-
Total partners' capital	191,479,621	(191,479,621)	-
Stockholders’ Equity:
Preferred stock, $.01 par value; 5,000,000 shares authorized; none issued and outstanding	-	-	-
Common stock, $.01 par value; 50,000,000 shares authorized; 11,198,131 shares issued and outstanding	-	111,981	111,981
Additional paid-in capital	-	221,749,150	221,749,150
Accumulated deficit	-	(38,440,673)	(38,440,673)
Total Owens Realty Mortgage, Inc. stockholders’ equity	-	183,420,458	183,420,458
Noncontrolling interests	-	8,059,163	8,059,163
Total stockholders' equity	-	191,479,621	191,479,621
TOTAL LIABILITIES AND PARTNERS’ CAPITAL/STOCKHOLDERS’ EQUITY	$206,132,156		$206,132,156

See accompanying notes to unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The pro forma adjustments reflect the extinguishment of OMIF partners' capital and replacement with 11,198,131 shares of Common Stock and additional paid-in capital based on 279,983,780 units outstanding as of September 30, 2012 (after reduction for Owens Financial Group, Inc.’s units represented by its Carried Interest) and a 25:1 conversion rate. Common Stock was calculated by multiplying the shares of Common Stock outstanding of 11,198,131 by $.01 par value per share. Accumulated deficit was calculated by totaling the OMIF net losses and capital distributions made to partners during the year ended December 31, 2011 and nine months ended September 30, 2012. Additional paid-in capital was calculated by taking the total OMIF partners’ capital at September 30, 2012 and subtracting the Common Stock and accumulated deficit calculated per above.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Sole Stockholder of
Owens Realty Mortgage, Inc.
Baltimore, Maryland

We have audited the accompanying balance sheet of Owens Realty Mortgage, Inc. as of November 30, 2012. This balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Owens Realty Mortgage, Inc. as of November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ CROWE HORWATH LLP

San Francisco, California
December 18, 2012

OWENS REALTY MORTGAGE, INC.
BALANCE SHEET

As of
November 30, 2012
Assets:
Cash	$1,000
Total Assets	$1,000
Liabilities and stockholder’s equity:
Liabilities	$—
Stockholder’s equity:
Common stock, $0.01 par value per share, 1,000,000 shares authorized, 1,000 shares issued and outstanding	$10
Additional paid in capital	990
Total stockholder’s equity	1,000
Total liabilities and stockholder’s equity	$1,000

OWENS REALTY MORTGAGE, INC.
NOTE TO THE BALANCE SHEET
1.	Organization
Owens Realty Mortgage, Inc. (the “Company”) was incorporated on August 9, 2012, under the laws of the State of Maryland and was authorized to issue 1,000,000 shares of $0.01 par value common stock. The Company was created to effect the merger described herein. Per resolutions of the Board of Directors of the Company on August 9, 2012, the Board of Directors authorized the issuance of 1,000 shares of $0.01 par value common stock to William C. Owens in exchange for cash consideration of $1.00 per share (for total consideration of $1,000).

Prior to the merger, the Company is not expected to conduct any business other than incident to the merger. In the merger, Owens Mortgage Investment Fund, a California Limited Partnership (“OMIF”), will merge with and into the Company. Upon effectiveness of the merger, the outstanding 1,000 shares of common stock of the Company will be cancelled and every 25 limited partner units of OMIF will be converted into one share of common stock of the Company. Additionally, certain interests held by the general partner of OMIF will be converted into shares of common stock of the Company. The Company will, by virtue of the merger, directly or indirectly own all of the assets and business formerly owned by OMIF.

DESCRIPTION OF OWENS REALTY MORTGAGE, INC. STOCK

The following summary description of Owens Realty Mortgage, Inc. stock is subject to, and qualified in its entirety by, reference to the MGCL and the provisions of the charter and bylaws of Owens Realty Mortgage, Inc. and does not purport to be complete. See also “Comparison of Rights of Limited Partners of OMIF and Stockholders of Owens Realty Mortgage, Inc.” Copies of the charter and bylaws of Owens Realty Mortgage, Inc. are attached to this proxy statement/prospectus as Annex B and Annex C, respectively.

General

Our charter provides that we may issue up to 50,000,000 shares of Common Stock and up to 5,000,000 shares of preferred stock, $0.01 par value per share. Our charter authorizes our board of directors to amend our charter, with the approval of a majority of the entire board of directors and without stockholder approval, to increase or decrease the aggregate number of shares of stock that we are authorized to issue or the number of authorized shares of stock of any class or series. After giving effect to the REIT conversion, up to 11,199,351 shares of our Common Stock will be issued and outstanding, and no shares of preferred stock will be issued and outstanding. Under Maryland law, our stockholders are not generally liable for our debts or obligations.

Shares of Common Stock

All of the shares of Common Stock will be duly authorized, fully paid and nonassessable. Subject to the preferential rights, if any, of holders of any other class or series of our stock and to the provisions of our charter regarding the restrictions on ownership and transfer of our stock, holders of outstanding shares of our Common Stock are entitled to receive dividends on such shares of Common Stock out of assets legally available therefor if, as and when authorized by our board of directors and declared by us, and the holders of outstanding shares of our Common Stock will be entitled to share ratably in our assets legally available for distribution to our stockholders in the event of our liquidation, dissolution or winding up, after payment of or adequate provision for all of our known debts and liabilities.

Subject to the provisions of our charter regarding the restrictions on ownership and transfer of our stock and except as may otherwise be specified in the terms of any class or series of Common Stock, each outstanding share of Common Stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors, and, except as may be provided with respect to any other class or series of our stock, the holders of shares of our Common Stock will possess the exclusive voting power. There is no cumulative voting in the election of directors, and directors will be elected by a plurality of the votes cast in the election of directors. Consequently, the holders of a majority of the outstanding shares of our Common Stock can elect all of the directors then standing for election, and the holders of the remaining shares will not be able to elect any directors.

Holders of shares of our Common Stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any securities of Owens Realty Mortgage, Inc. Subject to the provisions of our charter regarding the restrictions on ownership and transfer of our stock, shares of our Common Stock will have equal dividend, liquidation and other rights.

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge or consolidate with another entity, sell all or substantially all of its assets or engage in a statutory share exchange unless the action is advised by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of all of the votes entitled to be cast on the matter) is specified in the corporation’s charter. Our charter provides that these actions must be approved by a majority of all of the votes entitled to be cast on the matter.

Maryland law also permits a corporation to transfer all or substantially all of its assets without the approval of its stockholders to an entity owned, directly or indirectly, by the corporation. Because our operating assets may be held by our wholly-owned subsidiaries, these subsidiaries may be able to merge or transfer all or substantially all of their assets without the approval of our stockholders.

Power to Reclassify Unissued Shares of Our Stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of our common or preferred stock into other classes or series of stock, including one or more classes or series of stock that have priority over our Common Stock with respect to voting rights, dividends or upon liquidation, and authorize us to issue the newly classified shares. Prior to the issuance of shares of each new class or series, our board of directors is required by Maryland law and by our charter to set, subject to the provisions of our charter regarding the restrictions on ownership and transfer of our stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series. Our board of directors may take these actions without stockholder approval unless stockholder approval is required by the rules of any stock exchange or automated quotation system on which our securities may be listed or traded. Therefore, our board could authorize the issuance of shares of common or preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a change in control or other transaction that might involve a premium price for shares of our Common Stock or otherwise be in the best interests of our stockholders. No shares of preferred stock are presently outstanding, and we have no present plans to issue any shares of preferred stock.

Power to Increase or Decrease Authorized Shares of Stock and Issue Additional Shares of Common and Preferred Stock

Our charter authorizes our board of directors, with the approval of a majority of the entire board and without stockholder approval, to amend our charter to increase or decrease the aggregate number of shares of stock, or the number of shares of any class or series of stock, that we are authorized to issue. These actions can be taken without stockholder approval, unless stockholder approval is required by applicable law, the terms of any other class or series of our stock or the rules of any stock exchange or automated quotation system on which our securities may be listed or traded.

We believe that the power of our board of directors to approve amendments to our charter to increase or decrease the number of authorized shares of stock, to authorize us to issue additional authorized but unissued shares of common or preferred stock and to classify or reclassify unissued shares of common or preferred stock and thereafter to authorize us to issue such classified or reclassified shares of stock will provide us with increased flexibility in structuring possible future financings and acquisitions and in meeting other needs that might arise. Although our board of directors has no current plans to do so, it could authorize us to issue a class or series of stock that could, depending upon the terms of the particular class or series, delay, defer or prevent a change in control or other transaction that might involve a premium price for shares of our Common Stock or otherwise be in the best interests of our stockholders.

Restrictions on Ownership and Transfer

In order for us to qualify as a REIT under the Code, shares of our stock must be owned by 100 or more persons during at least 335 days of a taxable year of 12 months (other than the first year for which an election to qualify as a REIT has been made) or during a proportionate part of a shorter taxable year. Also, not more than 50% of the value of the outstanding shares of our stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year (other than the first year for which an election to be a REIT has been made). To qualify as a REIT, we must satisfy other requirements as well. See “Material United States Federal Income Tax Consequences—United States Federal Income Taxation of Owens Realty Mortgage, Inc. Following the Merger.”

Our charter contains restrictions on the ownership and transfer of our stock that, among other purposes, are intended to assist us in complying with these requirements and continuing to qualify as a REIT. The restrictions on ownership and transfer of our stock will become effective upon the completion of the REIT conversion. The relevant sections of our charter provide that, subject to the exceptions described below, from and after the closing of the REIT conversion, no person or entity may own, or be deemed to own, beneficially or by virtue of the applicable constructive ownership provisions of the Code, more than 9.8%, in value or in number of shares, whichever is more restrictive, of the outstanding shares of our Common Stock, or the common stock ownership limit, or 9.8% in value of the outstanding shares of all classes or series of our stock, or the aggregate stock ownership limit. We refer to the common stock ownership limit and the aggregate stock ownership limit collectively as the “ownership limits.” We refer to the person or entity that, but for operation of the ownership limits or another restriction on ownership and transfer of our stock as described below, would beneficially own or constructively own shares of our stock in violation of such limits or restrictions and, if appropriate in the context, a person or entity that would have been the record owner of such shares of our stock as a “prohibited owner.”

The constructive ownership rules under the Code are complex and may cause shares of stock owned actually, beneficially or constructively by a group of related individuals and/or entities to be owned beneficially or constructively by one individual or entity. As a result, the acquisition of less than 9.8%, in value or in number of shares, whichever is more restrictive, of the outstanding shares of our Common Stock, or 9.8% in value of the outstanding shares of all classes and series of our stock (or the acquisition by an individual or entity of an interest in an entity that owns, actually, beneficially or constructively, shares of our stock), could, nevertheless, cause that individual or entity, or another individual or entity, to own beneficially or constructively shares of our stock in excess of the ownership limits.

Our board of directors, in its sole discretion, may exempt, prospectively or retroactively, a particular stockholder from the ownership limits or establish a different limit on ownership, or “excepted holder limit,” if we obtain such representations and undertakings from such stockholder as are reasonably necessary for our board of directors to determine that:

•
no individual’s beneficial or constructive ownership of our stock will result in our being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT; and

•
such stockholder does not and will not own, actually or constructively, an interest in a tenant of ours (or a tenant of any entity owned or controlled by us) that would cause us to own, actually or constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant (or our board of directors determines that revenue derived from such tenant will not affect our ability to qualify as a REIT).

Any violation or attempted violation of any such representations or undertakings will result in such stockholder’s shares of stock being automatically transferred to a charitable trust. As a condition of granting the waiver or establishing the excepted holder limit, our board of directors may require an opinion of counsel or a ruling from the IRS, in either case in form and substance satisfactory to our board of directors, in its sole discretion, in order to determine or ensure our status as a REIT. Our board of directors may impose such conditions or restrictions as it deems appropriate in connection with granting such a waiver or establishing an excepted holder limit.

In connection with granting a waiver of the ownership limits or creating an excepted holder limit or at any other time, our board of directors may from time to time increase or decrease the common stock ownership limit, the aggregate stock ownership limit or both, for all other persons, unless, after giving effect to such increase, five or fewer individuals could beneficially own, in the aggregate, more than 49.9% in value of our outstanding stock or we would otherwise fail to qualify as a REIT. A reduced ownership limit will not apply to any person or entity whose percentage ownership of our Common Stock or our stock of all classes and series, as applicable, is, at the effective time of such reduction, in excess of such decreased ownership limit until such time as such person’s or entity’s percentage ownership of our Common Stock or our stock of all classes and series, as applicable, equals or falls below the decreased ownership limit, but any further acquisition of shares of our Common Stock or stock of all other classes or series, as applicable, will violate the decreased ownership limit.

Upon the completion of the REIT conversion, our charter will further prohibit:

•
any person from beneficially or constructively owning, applying certain attribution rules of the Code, shares of our stock that would result in our being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise cause us to fail to qualify as a REIT; and

•
any person from transferring shares of our stock if the transfer would result in shares of our stock being beneficially owned by fewer than 100 persons (determined under the principles of Section 856(a)(5) of the Code).

Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of shares of our stock that will or may violate the ownership limits or any of the other restrictions on ownership and transfer of our stock described above, or who would have owned shares of our stock transferred to the trust as described below, must immediately give notice to us of such event or, in the case of an attempted or proposed transaction, give us at least 15 days prior written notice and provide us with such other information as we may request in order to determine the effect of such transfer on our status as a REIT. The foregoing restrictions on ownership and transfer of our stock will not apply if our board of directors determines that it is no longer in our best interests to attempt to qualify, or to continue to qualify, as a REIT or that compliance with the restrictions and limitations on ownership and transfer of our stock described above is no longer required in order for us to qualify as a REIT.

If any transfer of shares of our stock would result in shares of our stock being beneficially owned by fewer than 100 persons, the transfer will be null and void and the intended transferee will acquire no rights in the shares. In addition, if any purported transfer of shares of our stock or any other event would otherwise result in any person violating the ownership limits or an excepted holder limit established by our board of directors, or in our being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or otherwise failing to qualify as a REIT, then that number of shares (rounded up to the nearest whole share) that would cause the violation will be automatically transferred to, and held by, a trust for the exclusive benefit of one or more charitable organizations selected by us, and the intended transferee or other prohibited owner will acquire no rights in the shares. The automatic transfer will be effective as of the close of business on the business day prior to the date of the violative transfer or other event that results in a transfer to the trust. If the transfer to the trust as described above is not automatically effective, for any reason, to prevent violation of the applicable ownership limits or our being “closely held” under Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year) or our otherwise failing to qualify as a REIT, then our charter provides that the transfer of the shares will be null and void and the intended transferee will acquire no rights in such shares.

Shares of our stock held in the trust will be issued and outstanding shares. The prohibited owner will not benefit economically from ownership of any shares of our stock held in the trust and will have no rights to dividends or other distributions and no rights to vote or other rights attributable to the shares of our stock held in the trust. The trustee of the trust will exercise all voting rights and receive all dividends or other distributions with respect to shares held in the trust for the exclusive benefit of the charitable beneficiary of the trust. Any dividend or other distribution paid before we discover that the shares have been transferred to a trust as described above must be repaid by the recipient to the trustee upon demand by us. Subject to Maryland law, effective as of the date that the shares have been transferred to the trust, the trustee will have the authority to rescind as void any vote cast by a prohibited owner before our discovery that the shares have been transferred to the trust and to recast the vote in accordance with the desires of the trustee acting for the benefit of the charitable beneficiary of the trust. However, if we have already taken irreversible corporate action, then the trustee may not rescind and recast the vote.

Shares of our stock transferred to the trustee are deemed offered for sale to us, or our designee, at a price per share equal to the lesser of (1) the price paid by the prohibited owner for the shares (or, in the case of a devise or gift, the market price at the time of such devise or gift) and (2) the market price on the date we accept, or our designee accepts, such offer. We may reduce the amount so payable to the trustee by the amount of any dividend or other distribution that we paid to the prohibited owner before we discovered that the shares had been automatically transferred to the trust and that are then owed by the prohibited owner to the trustee as described above, and we may pay the amount of any such reduction to the trustee for distribution to the charitable beneficiary. We have the right to accept such offer until the trustee has sold the shares of our stock held in the trust as discussed below. Upon a sale to us, the interest of the charitable beneficiary in the shares sold terminates, and the trustee must distribute the net proceeds of the sale to the prohibited owner and must distribute any dividends or other distributions held by the trustee with respect to such shares to the charitable beneficiary.

If we do not buy the shares, the trustee must, within 20 days of receiving notice from us of the transfer of shares to the trust, sell the shares to a person or entity designated by the trustee who could own the shares without violating the ownership limits or the other restrictions on ownership and transfer of our stock. After the sale of the shares, the interest of the charitable beneficiary in the shares transferred to the trust will terminate and the trustee must distribute to the prohibited owner an amount equal to the lesser of (1) the price paid by the prohibited owner for the shares (or, if the prohibited owner did not give value for the shares in connection with the event causing the shares to be held in the trust (for example, in the case of a gift, devise or other such transaction), the market price of the shares on the day of the event causing the shares to be held in the trust) and (2) the sales proceeds (net of any commissions and other expenses of sale) received by the trust for the shares. The trustee may reduce the amount payable to the prohibited owner by the amount of any dividend or other distribution that we paid to the prohibited owner before we discovered that the shares had been automatically transferred to the trust and that are then owed by the prohibited owner to the trustee as described above. Any net sales proceeds in excess of the amount payable to the prohibited owner must be paid immediately to the charitable beneficiary, together with any dividends or other distributions thereon. In addition, if, prior to the discovery by us that shares of stock have been transferred to a trust, such shares of stock are sold by a prohibited owner, then such shares will be deemed to have been sold on behalf of the trust and, to the extent that the prohibited owner received an amount for or in respect of such shares that exceeds the amount that such prohibited owner was entitled to receive, such excess amount will be paid to the trustee upon demand. The prohibited owner has no rights in the shares held by the trustee.

In addition, if our board of directors determines in good faith that a transfer or other event that has occurred that would violate the restrictions on ownership and transfer of our stock described above, the board may take such action as it deems advisable to refuse to give effect to or to prevent such transfer, including, without limitation, causing us to redeem shares of our stock, refusing to give effect to the transfer on our books or instituting proceedings to enjoin the transfer.

Every owner of 5% or more (or such lower percentage as required by the Code or the regulations promulgated thereunder) of our stock, within 30 days after the end of each taxable year, must give us written notice stating the stockholder’s name and address, the number of shares of each class and series of our stock that the stockholder beneficially owns and a description of the manner in which the shares are held. Each such owner must provide to us in writing such additional information as we may request in order to determine the effect, if any, of the stockholder’s beneficial ownership on our status as a REIT and to ensure compliance with the aggregate stock ownership limit. In addition, any person or entity that is a beneficial owner or constructive owner of shares of our stock and any person or entity (including the stockholder of record) who is holding shares of our stock for a beneficial owner or constructive owner must, on request, provide to us such information as we may request in good faith in order to determine our status as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance.

Any certificates representing shares of our stock will bear a legend referring to the restrictions on ownership and transfer of our stock described above.

These restrictions on ownership and transfer of our stock will take effect upon consummation of the REIT conversion and will not apply if our board of directors determines that it is no longer in our best interests to attempt to qualify, or to continue to qualify, as a REIT or that compliance is no longer required in order for us to qualify as a REIT.

The restrictions on ownership and transfer of our stock described above could delay, defer or prevent a transaction or a change in control that might involve a premium price for our Common Stock or otherwise be in the best interests of our stockholders.

Transfer Agent and Registrar

We expect the transfer agent and registrar for our Common Stock to be Computershare.

CERTAIN PROVISIONS OF MARYLAND LAW AND OF OUR CHARTER AND BYLAWS

The following description of certain provisions of Maryland law and of our charter and bylaws is only a summary and is subject to and qualified in its entirety by reference to Maryland law and to our charter and bylaws, copies of which are attached to this proxy statement/prospectus as Annex B and Annex C, respectively.

Our Board of Directors

Our charter and bylaws provide that the number of directors we have may be established only by our board of directors but may never be less than the minimum number required by the MGCL (which is one), nor more than 15. Upon the completion of REIT conversion, subject to the terms of any class or series of preferred stock, any vacancy on our board of directors may be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the remaining directors, whether or not sufficient to constitute a quorum, except that a vacancy resulting from an increase in the number of directors must be filled by a majority of the entire board of directors.

Each of our directors is elected by our stockholders to serve until the next annual meeting of our stockholders and until his or her successor is duly elected and qualifies. Holders of shares of Common Stock will have no right to cumulative voting in the election of directors, and directors will be elected by a plurality of the votes cast in the election of directors. Consequently, at each annual meeting of our stockholders, the holders of a majority of the shares of Common Stock entitled to vote will be able to elect all of our directors.

Removal of Directors

Our charter provides that a director may be removed with or without cause and only by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors.

Business Combinations

Under the MGCL, certain “business combinations” (including a merger, consolidation, statutory share exchange or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities) between a Maryland corporation and an interested stockholder (defined generally as any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s outstanding voting stock or an affiliate or associate of the corporation who, at any time during the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation) or an affiliate of such an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Thereafter, any such business combination must generally be recommended by the board of directors of the corporation and approved by the affirmative vote of at least (a) 80% of the votes entitled to be cast by holders of outstanding voting stock of the corporation and (b) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation, other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected or held by an affiliate or associate of the interested stockholder, unless, among other conditions, the corporation’s common stockholders receive a minimum price (as defined in the MGCL) for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which the person otherwise would have become an interested stockholder. A corporation’s board of directors may provide that its approval is subject to compliance with any terms and conditions determined by the board.

Pursuant to the statute, our board of directors has by resolution exempted business combinations:

•
between us and any other person, provided that the business combination is first approved by our board of directors (including a majority of our directors who are not affiliates or associates of such person); and

•	between us and Owens Financial Group, Inc. and its affiliates and associates.

Consequently, the five-year prohibition and the supermajority vote requirements will not apply to business combinations between us and any person described above, and, as a result, any person described above may be able to enter into business combinations with us that may not be in the best interests of our stockholders, without compliance with the supermajority vote requirement and other provisions of the statute. We cannot assure you that our board of directors will not amend or repeal this resolution in the future.

Control Share Acquisitions

The MGCL provides that a holder of “control shares” of a Maryland corporation acquired in a “control share acquisition” has no voting rights with respect to such shares except to the extent approved by the affirmative vote of at least two-thirds of the votes entitled to be cast by stockholders entitled to vote generally in the election of directors other than the person who has made or proposes to make the control share acquisition, an officer of the corporation or an employee of the corporation who is also a director of the corporation.

“Control shares” are voting shares of stock that, if aggregated with all other such shares of stock owned by the acquirer, or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A “control share acquisition” means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses and making an “acquiring person statement” as described in the MGCL), may compel the board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an “acquiring person statement” as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares (except those for which voting rights have previously been approved) for fair value determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or as of any meeting of stockholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights, unless our charter or bylaws provide otherwise. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The control share acquisition statute does not apply to shares acquired in a merger, consolidation or statutory share exchange if the corporation is a party to the transaction or acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the control share acquisition statute any and all acquisitions by any person of shares of our stock. There is no assurance that such provision will not be amended or eliminated at any time in the future.

Subtitle 8

Subtitle 8 of Title 3 of the MGCL permits the board of directors of a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors without a stockholder vote and notwithstanding any contrary provision in the charter or bylaws, to any or all of five provisions of the MGCL which provide, respectively, for:

•	a classified board;

•	a two-thirds vote requirement for removing a director;

•	a requirement that the number of directors be fixed only by vote of the board of directors;

•
a requirement that a vacancy on the board be filled only by the remaining directors in office and (if the board is classified) for the remainder of the full term of the class of directors in which the vacancy occurred; and

•	a majority requirement for the calling of a stockholder-requested special meeting of stockholders.

We have not opted in to the provisions of Subtitle 8 of Title 3 of the MGCL. Through provisions in our charter and bylaws unrelated to Subtitle 8, we already vest in the board the exclusive power to fix the number of directorships.

Meetings of Stockholders

Pursuant to our bylaws, a meeting of our stockholders for the election of directors and the transaction of any business will be held annually on a date and at the time and place set by our board of directors. The chairman of our board of directors, our chief executive officer, our president or our board of directors may call a special meeting of our stockholders. Subject to the provisions of our bylaws, a special meeting of our stockholders to act on any matter that may properly be brought before a meeting of our stockholders must also be called by our secretary upon the written request of the stockholders entitled to cast more than 10% of all the votes entitled to be cast on such matter at the meeting and containing the information required by our bylaws. Our secretary will inform the requesting stockholders of the reasonably estimated cost of preparing and delivering the notice of meeting (including our proxy materials), and the requesting stockholder must pay such estimated cost before our secretary is required to prepare and deliver the notice of the special meeting. Unless requested by the stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of stockholders held during the preceding twelve months.

Amendments to Our Charter and Bylaws

Our charter generally may be amended only if the amendment is first advised by our board of directors and thereafter approved by the affirmative vote of stockholders entitled to cast a majority of all of the votes entitled to be cast on the matter.

Our board of directors has the exclusive power to adopt, alter or repeal any provision of our bylaws or to make new bylaws.

Dissolution of Owens Realty Mortgage, Inc.

The dissolution of Owens Realty Mortgage, Inc. must be advised by a majority of our entire board of directors and approved by the affirmative vote of stockholders entitled to cast a majority of all of the votes entitled to be cast on the matter. Owens Realty Mortgage, Inc. will be dissolved on December 31, 2034, unless our charter is amended to provide otherwise.

Advance Notice of Director Nominations and New Business

Our bylaws provide that, with respect to an annual meeting of our stockholders, nominations of individuals for election to our board of directors and the proposal of other business to be considered by our stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our board of directors or (3) by any stockholder who was a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting on such business or in the election of such nominee and has provided notice to us within the time period, and containing the information and other materials, specified in the advance notice provisions of our bylaws.

With respect to special meetings of stockholders, only the business specified in our notice of meeting may be brought before the meeting. Nominations of individuals for election to our board of directors may be made only (1) by or at the direction of our board of directors, (2) by a stockholder that has requested that a special meeting be called for the purpose of electing directors in compliance with our bylaws and that has supplied the information required by our bylaws about each individual whom the stockholder proposes to nominate for election of directors or (3) provided that the meeting has been called for the purpose of electing directors, by any stockholder who was a stockholder of record both at the time of giving the notice required by our bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each such nominee and has provided notice to us within the time period, and containing the information and other materials, specified in the advance notice provisions of our bylaws.

Effects of Certain Provisions of Maryland Law and of Our Charter and Bylaws

Our charter and bylaws and Maryland law contain provisions that may delay, defer or prevent a change in control or other transaction that might involve a premium price for shares of our Common Stock or otherwise be in the best interests of our stockholders, including restrictions on ownership and transfer of our stock and advance notice requirements for director nominations and stockholder proposals. In addition, Owens Realty Mortgage, Inc. is subject to certain anti-takeover provisions of Maryland law, including the Business Combination Act. Likewise, if the provision in our bylaws opting out of the control share acquisition provisions of the MGCL were rescinded or if we were to opt in to provisions of Subtitle 8, these provisions of the MGCL could have similar anti-takeover effects.

Indemnification and Limitation of Liability of Directors and Officers

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment and is material to the cause of action. Our charter contains a provision that eliminates the liability of our directors and officers to the maximum extent permitted by Maryland law.

The MGCL requires us (unless our charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits us to indemnify our present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that:

•	the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty;

•	the director or officer actually received an improper personal benefit in money, property or services; or

•	in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

Under the MGCL, we may not indemnify a director or officer in a suit by us or on our behalf in which the director or officer was adjudged liable to us or in a suit in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by us or on our behalf, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, the MGCL permits us to advance reasonable expenses to a director or officer upon our receipt of:

•	a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by us; and

•
a written undertaking by or on behalf of the director or officer to repay the amount paid or reimbursed by us if it is ultimately determined that the director or officer did not meet the standard of conduct.

Our charter authorizes us to obligate ourselves, and our bylaws obligate us, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•	any present or former director or officer who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity; or

•
any individual who, while a director or officer of Owens Realty Mortgage, Inc. and at our request, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, REIT, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

Our charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any employee or agent of Owens Realty Mortgage, Inc. or a predecessor of Owens Realty Mortgage, Inc.

We expect to enter into indemnification agreements with each of our directors and officers that provide for indemnification to the maximum extent permitted by Maryland law.

REIT Qualification

Our charter provides that our board of directors may authorize us to revoke or otherwise terminate our REIT election, without approval of our stockholders, if it determines that it is no longer in our best interests to continue to qualify as a REIT.

COMPARISON OF RIGHTS OF LIMITED PARTNERS OF OMIF AND STOCKHOLDERS OF OWENS REALTY MORTGAGE, INC.

The Certificate of Limited Partnership, the Partnership Agreement and the California Corporations Code currently govern the rights of Limited Partners. If the merger agreement and the transactions contemplated thereby are approved by Limited Partners and the merger is consummated, Limited Partners will become stockholders of Owens Realty Mortgage, Inc., and the rights of stockholders of Owens Realty Mortgage, Inc. will be governed by Maryland law and the charter and bylaws of Owens Realty Mortgage, Inc. The following chart compares some of the existing rights of Limited Partners with those of stockholders of Owens Realty Mortgage, Inc., as well as the form, governance and other material considerations of such entities. This comparison may not contain all of the information that is important to you and is qualified in its entirety by reference to the applicable governing documents and applicable California law and Maryland law. We encourage you to carefully read the charter and the bylaws of Owens Realty Mortgage, Inc., copies of which are attached to this proxy statement/prospectus as Annex B and Annex C, respectively.

	Owens Mortgage Investment Fund, a California Limited Partnership	Owens Realty Mortgage, Inc.
	LP Units	Common Stock

Form of Organization, Purpose and Duration
OMIF is a California Limited Partnership. Its purposes are to make or purchase first, second, third, wraparound, participating and construction mortgage loans and mortgage loans on leasehold interests, and to do all things reasonably related thereto, including, without limitation, developing, managing and either holding for investment or disposing of real property acquired through foreclosure. OMIF will dissolve on December 31, 2034, unless earlier dissolved or extended by a vote of the Limited Partners holding a majority of the outstanding LP Units (excluding LP Units held by Owens Financial Group, Inc.).

Owens Realty Mortgage, Inc. is a Maryland corporation. The purposes for which it is formed are to make or purchase first, second, third, wraparound, participating and construction mortgage loans and mortgage loans on leasehold interests, and to do all things reasonably related thereto, including, without limitation, developing, managing and either holding for investment or disposing of real property acquired through foreclosure, and to engage in any other lawful act or activity (including, without limitation or obligation, engaging in business as a REIT under the Code) for which corporations may be organized under the general laws of the State of Maryland. Owens Realty Mortgage, Inc. will be dissolved on December 31, 2034, unless its charter is amended.

Authorized Shares/ LP Units	The Partnership Agreement authorizes OMIF to issue, in Owens Financial Group, Inc.’s sole discretion, LP Units up to an aggregate outstanding amount of $500,000,000.
The charter of Owens Realty Mortgage, Inc. provides that it may issue up to 50,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, $0.01 par value per share. The charter authorizes Owens Realty Mortgage, Inc.’s board of directors, with the approval of a majority of the entire board and without stockholder approval, to amend the charter to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of stock of any class or series.

Public Market	The LP Units are not publicly traded.
We will apply to list the Common Stock on the NYSE MKT or on a national securities exchange acceptable to Owens Realty Mortgage, Inc. Approval for listing of the shares on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., is a condition to consummation of the merger and REIT conversion.

Restrictions on Ownership and Transfer
Limited Partners may generally transfer LP Units subject to the following conditions: (i) a Limited Partner may not transfer any LP Units if, as a result, such Limited Partner will own fewer than 2,000 LP Units; (ii) the transfer complies with any restrictions imposed under applicable state securities laws or regulations with regard to suitability standards; (iii) any transfer may not, in the opinion of tax counsel, jeopardize the status of OMIF as a partnership for federal or any applicable state income tax purposes; and (iv) the transferor must pay in advance all legal, recording and accounting costs in connection with the transfer and the cost of any necessary tax advice. All transfers and transferees are subject to the consent of Owens Financial Group, Inc.

In order for Owens Realty Mortgage, Inc. to qualify as a REIT under the Code, shares of Owens Realty Mortgage, Inc.’s stock must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months (other than the first year for which an election to be a REIT has been made) or during a proportionate part of a shorter taxable year. Also, not more than 50% of the value of the outstanding shares of stock may be owned, directly or indirectly, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year (other than the first year for which an election to be a REIT has been made).

Subject to certain exceptions, Owens Realty Mortgage, Inc.’s charter prohibits any stockholder from owning actually, beneficially or constructively more than 9.8%, in value or in number of shares, whichever is more restrictive, of the outstanding shares of Common Stock, and 9.8% in value of the outstanding shares of all classes or series of Owens Realty Mortgage, Inc.’s stock. The constructive ownership rules under the Code are complex and may cause the outstanding stock owned by a group of related individuals or entities to be deemed to be constructively owned by one individual or entity. As a result, the acquisition of less than 9.8% of Owens Realty Mortgage, Inc.’s outstanding Common Stock or the outstanding shares of all classes or series of Owens Realty Mortgage, Inc.’s stock by an individual or entity could cause that individual or entity to own constructively in excess of the relevant ownership limits. Owens Realty Mortgage, Inc.’s charter also prohibits any person from owning shares of Owens Realty Mortgage, Inc.’s stock that would result in Owens Realty Mortgage, Inc. being “closely held” under Section 856(h) of the Code or otherwise cause Owens Realty Mortgage, Inc. to fail to qualify as a REIT. Any attempt to own or transfer shares of Owens Realty Mortgage, Inc.’s stock in violation of these restrictions may result in the shares being automatically transferred to a charitable trust or may be void. In addition, if any transfer of shares of our stock would result in shares of our stock being beneficially owned by fewer than 100 persons, the transfer will be null and void and the intended transferee will acquire no rights in the shares. For more information, see “Description of Owens Realty Mortgage, Inc. Stock—Restrictions on Ownership and Transfer.”

Subject to these limitations and unless a holder is considered an “affiliate” of either OMIF or Owens Realty Mortgage, Inc. under the Securities Act, all shares of Common Stock to be received by Limited Partners of OMIF in connection with the merger will be freely transferable and may be sold to the public. Generally speaking, affiliates of Owens Realty Mortgage, Inc. would consist of its officers, directors and holders of 5% or more of Common Stock and any other persons controlling Owens Financial Group, Inc.

General Partner/ Directors
Owens Financial Group, Inc. is the exclusive manager and general partner of OMIF and controls all of its business and affairs. As the general partner, it determines, makes and manages all of OMIF’s investments, on terms that it believes are in OMIF’s best interests. Owens Financial Group, Inc. is accountable to OMIF as a fiduciary, and consequently owes duties of loyalty and care to OMIF and the Limited Partners. In addition, Owens Financial Group, Inc. is required to discharge its duties and exercise its rights consistently with the obligation of good faith and fair dealing. Except for the provision allowing competitive activities by Owens Financial Group, Inc., the Partnership Agreement does not modify any fiduciary standard imposed on Owens Financial Group, Inc. as general partner by California law.

OMIF has no officers or directors. Limited Partners do not have the right to elect the general partner of OMIF on an annual or other continuing basis, and the general partner may not be removed except as described below. See “Removal of General Partners/Directors” below.

Owens Realty Mortgage, Inc.’s business and affairs are managed under the direction of its board of directors. Owens Realty Mortgage, Inc. will enter into a contract with Owens Financial Group, Inc. to manage Owens Realty Mortgage, Inc.’s day-to-day business affairs and to provide it with other services. Officers serve at the pleasure of the board of directors. Under the MGCL, each director is required to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Upon consummation of the REIT conversion, Owens Realty Mortgage, Inc.’s board of directors will have five members (a majority of which are independent). Owens Realty Mortgage, Inc.’s bylaws and charter provide that the number of directors it has may be established by its board of directors but may not be more than 15 nor less than the minimum number required by the MGCL, which is one. Pursuant to Owens Realty Mortgage, Inc.’s bylaws, each of the directors is elected by Owens Realty Mortgage, Inc.’s common stockholders entitled to vote, to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Holders of shares of Common Stock will have no right to cumulative voting in the election of directors, and directors will be elected by a plurality of the votes cast in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the shares of Common Stock entitled to vote will be able to elect all of the directors of Owens Realty Mortgage, Inc.

Any vacancy on Owens Realty Mortgage, Inc.’s board of directors may be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the remaining directors, even if less than a quorum, except that a vacancy resulting from an increase in the number of directors must be filled by a majority of the entire board of directors. Any individual so elected will serve until the next annual meeting of stockholders and until his or her successor is elected and qualifies.

Removal of General Partner/ Directors
Limited Partners holding a majority of the outstanding LP Units (excluding any LP Units held by Owens Financial Group, Inc.), by vote or written consent given in accordance with the Partnership Agreement, may remove the general partner of OMIF. In addition to removal by the Limited Partners, the management relationship between OMIF and the general partner will be terminated upon the dissolution, voluntary withdrawal, or adjudication of bankruptcy of the general partner. Such an event will dissolve OMIF and cause it to be wound up unless the Limited Partners holding a majority of the outstanding LP Units (excluding any LP Units held by Owens Financial Group, Inc.) agree to continue the business of OMIF and admit a new general partner within six months of the event.

The charter of Owens Realty Mortgage, Inc. provides that any director may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the votes entitled to be cast generally in the election of directors. Any vacancy on Owens Realty Mortgage, Inc.’s board of directors may be filled, at any regular meeting or at any special meeting called for that purpose, by a majority of the remaining directors, even if less than a quorum, except that a vacancy resulting from an increase in the number of directors must be filled by a majority of the entire board of directors. Any individual so elected will serve until the next annual meeting of stockholders and until his or her successor is elected and qualifies.

Limitation on Liability and Exculpation
Consistent with the duty of care established for general partners under California’s partnership law, Owens Financial Group, Inc., as general partner of OMIF, is not liable to OMIF or Limited Partners for errors in judgment or other acts or omissions not amounting to gross negligence or reckless conduct, intentional misconduct, knowing violation of law or breach of the duty of loyalty.

In addition, the Partnership Agreement provides that no Indemnified Party (as defined below) will be liable to any Limited Partner or Indemnitor (as defined below) for any Liabilities (as defined below) which may be imposed on, incurred by, or asserted against the Indemnified Party or OMIF in connection with services to or on behalf of OMIF (and with respect to an Indemnified Party which is an affiliate of Owens Financial Group, Inc. for an act for which

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charter of Owens Realty Mortgage, Inc. contains such a provision that eliminates such liability of its present and former directors and officers to the maximum extent permitted by Maryland law.

Owens Financial Group, Inc., as general partner of OMIF, would be entitled to indemnification if such act were performed by it) which the Indemnified Party in good faith determined was in the best interest of OMIF. However, each Indemnified Party will be liable, and neither OMIF nor Indemnitor will be liable to an Indemnified Party, for any portion of the Liabilities which resulted from the Indemnified Party’s (i) own fraud, gross negligence or misconduct or knowing violation of law, (ii) breach of fiduciary duty to OMIF or any partner, or (iii) breach of the Partnership Agreement, regardless of whether or not the act was first determined by the Indemnified Party, in good faith, to be in the best interests of OMIF.

Indemnification
The Partnership Agreement provides that the Indemnitors must indemnify each Indemnified Party for any Liabilities which may be imposed on, incurred by, or asserted against the Indemnified Party or OMIF in connection with services to or on behalf of OMIF (and with respect to an Indemnified Party which is an affiliate of Owens Financial Group, Inc. for an act for which Owens Financial Group, Inc., as general partner of OMIF, would be entitled to indemnification if such act were performed by it) which the Indemnified Party in good faith determined was in the best interests of OMIF. However, each Indemnified Party will be liable, and neither OMIF nor an Indemnitor will be liable to an Indemnified Party, for any portion of the Liabilities which resulted from the Indemnified Party’s (i) own fraud, gross negligence or misconduct or knowing violation of law, (ii) breach of fiduciary duty to OMIF or any partner, or (iii) breach of the Partnership Agreement, regardless of whether or not the act was first determined by the Indemnified Party, in good faith, to be in the best interests of OMIF. If any action, suit or proceeding is pending against OMIF or any Indemnified Party relating to or arising out of any such action or inaction, the Indemnified Party will have the right to employ, at the reasonable expense of OMIF (subject to the provisions below), separate counsel of the Indemnified Party’s choice in the action, suit or proceeding. The satisfaction of the obligations of OMIF as

The MGCL requires Owens Realty Mortgage, Inc. (unless its charter provides otherwise, which it does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made or threatened to be made a party by reason of his service in that capacity. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that: (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

However, under the MGCL, a Maryland corporation may not indemnify a director or officer in a suit by or in the right of the corporation in which the director or officer was adjudged liable to the corporation or in a proceeding in which the director or officer was adjudged liable on the basis that personal benefit was improperly received. Nevertheless, a court may order described above will be from and limited to the assets of OMIF, and no Limited Partner will have any personal liability for such obligations.

Cash advances from OMIF funds to an Indemnified Party for legal expenses and other costs incurred as a result of any legal action initiated against an Indemnified Party by a Limited Partner are prohibited. Cash advances from OMIF funds to an Indemnified Party for reasonable legal expenses and other costs incurred as a result of any legal action or proceeding are permissible if (i) the suit, action or proceeding relates to or arises out of any action or inaction on the part of the Indemnified Party in the performance of its duties or provision of its services on behalf of OMIF; (ii) the suit, action or proceeding is initiated by a third party who is not a Limited Partner; and (iii) the Indemnified Party undertakes by written agreement to repay any funds advanced in the cases in which the Indemnified Party would not be entitled to indemnification as described above. If advances are permissible, the Indemnified Party may bill OMIF for, or otherwise request OMIF to pay, at any time after the Indemnified Party becomes obligated to make such payments, any and all amounts for which the Indemnified Party believes in good faith that the Indemnified Party is entitled to indemnification as described above. If a final determination is made that OMIF is not so obligated for any amount paid by it to a particular Indemnified Party, such Indemnified Party will refund such amount, and in the event that a final determination is made that OMIF is so obligated for any amount not paid by OMIF to a particular Indemnified Party, OMIF will pay such amount.

Neither Owens Financial Group, Inc. nor any of its affiliates, agents, or attorneys, nor any person acting as a broker-dealer with respect to LP Units, will be indemnified from any liability, loss or damage incurred by them arising due to an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular Indemnified Party, or (ii) such claims have been dismissed with prejudice on the merits by a court as to the particular Indemnified Party, or (iii) a indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by Owens Realty Mortgage, Inc. or in its right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

The charter of Owens Realty Mortgage, Inc. authorizes it to obligate itself and the bylaws of Owens Realty Mortgage, Inc. obligate it, to the maximum extent permitted by Maryland law in effect from time to time, to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to: (a) any present or former director or officer who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity; or (b) any individual who, while a director or officer of Owens Realty Mortgage, Inc. and at Owens Realty Mortgage, Inc.’s request, serves or has served another corporation, REIT, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner, trustee, member or manager and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

The charter and bylaws of Owens Realty Mortgage, Inc. also permit it to indemnify and advance expenses to any person who served a predecessor of Owens Realty Mortgage, Inc. in any of the capacities described above and to any employee or agent of Owens Realty Mortgage, Inc. or a predecessor of Owens Realty Mortgage, Inc.

The MGCL permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of: (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation; and (b) a written undertaking by the director or officer or on the director’s or officer’s behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the director or court approves a settlement of the claims against the particular Indemnified Party and finds that indemnification of the settlement and related costs should be made. Prior to seeking a court approval for indemnification, Owens Financial Group, Inc., as the general partner of OMIF, must undertake to cause the party seeking indemnification to apprise the court of the position of the SEC and the California Commissioner of the Department of Corporations with respect to indemnification for securities violations.

OMIF may not incur the cost of the portion of any insurance which insures any party against any liability as to which such party is prohibited from being indemnified as set forth above.

An affiliate, agent or attorney of Owens Financial Group, Inc. may be indemnified by OMIF only in circumstances where such person has performed an act on behalf of OMIF or Owens Financial Group, Inc. within the scope of the authority of Owens Financial Group, Inc. as general partner and for which Owens Financial Group, Inc. would have been entitled to indemnification had such act been performed by it.

“Indemnified Party” means Owens Financial Group, Inc., as general partner of OMIF, and each of its affiliates, agents and attorneys.

“Indemnitor” means OMIF, its receiver or trustee.

“Liabilities” mean any and all liabilities, obligations, losses, damages, actions, judgments, suits, proceedings and reasonable costs and expenses (including reasonable costs and expenses of defense, appeal and settlement of any and all suits, actions or proceedings and all related reasonable costs of investigation).
officer did not meet the standard of conduct.

Management Fees and Expenses
The management fee Owens Financial Group, Inc., as general partner of OMIF, is entitled to receive is payable monthly and may not exceed 2.75% per year of the average unpaid balance of OMIF’s mortgage loans at the end of each month in the calendar year. Because this fee is paid monthly, it could exceed 2.75% of the unpaid balance of

Owens Financial Group, Inc. will be entitled to receive a management fee payable monthly, subject to a maximum of 2.75% per year of the average unpaid balance of Owens Realty Mortgage, Inc.’s mortgage loans at the end of each month in the calendar year. Since this fee is paid monthly, it could exceed 2.75% of the unpaid balance of OMIF’s mortgage loans in one or more

OMIF’s mortgage loans in one or more months, but the total fee in any one year is limited to a maximum of 2.75% of the average unpaid balance of OMIF’s mortgage loans at the end of each month in the calendar year, and any amount paid above this amount must be repaid by Owens Financial Group, Inc. to OMIF.

The Partnership Agreement permits Owens Financial Group, Inc. to receive from OMIF a monthly servicing fee, which, when added to all other fees paid in connection with the servicing of a particular loan, does not exceed the lesser of the customary, competitive fee in the community where the loan is placed for the provision of such mortgage services on that type of loan or up to 0.25% per year of the unpaid balance of mortgage loans held by OMIF at the end of each month.

Owens Financial Group, Inc. is required to contribute capital to OMIF in the amount of 0.5% of the Limited Partners’ aggregate capital accounts. In addition, if a minimum of 86.5% of OMIF’s capital contributions are committed to investment in mortgages, Owens Financial Group, Inc. receives a Carried Interest of 0.5% of the aggregate capital accounts of the Limited Partners as additional compensation.

In addition to compensation from OMIF, Owens Financial Group, Inc. also receives compensation from borrowers under the mortgage loans placed by Owens Financial Group, Inc. with OMIF. Owens Financial Group, Inc. is entitled to receive and retain all acquisition and origination fees paid or payable by borrowers for services rendered in connection with the evaluation and consideration of potential investments of OMIF. Owens Financial Group, Inc. is also entitled to receive and retain all late payment charges paid by borrowers on delinquent mortgage loans held by OMIF.

Reimbursement to Owens Financial Group, Inc. or its affiliates for any expenses they paid, including legal and accounting expenses, filing fees, printing costs, goods, services and materials used by or for OMIF, must be paid by OMIF immediately following the expenditure. Owens Financial Group, Inc. and its affiliates may not be reimbursed by months, but the total fee in any one year is limited to a maximum of 2.75% of the average unpaid balance of OMIF’s mortgage loans at the end of each month in the calendar year, and any amount paid above this must be repaid by Owens Financial Group, Inc. to Owens Realty Mortgage, Inc.

Owens Financial Group, Inc. may receive a monthly servicing fee, which, when added to all other fees paid in connection with the servicing of a particular loan, does not exceed the lesser of the customary, competitive fee in the community where the loan is placed for the provision of such mortgage services on that type of loan, or up to 0.25% per year of the unpaid principal balance of mortgage loans held by Owens Realty Mortgage, Inc. at the end of each month.

In addition to compensation from Owens Realty Mortgage, Inc., Owens Financial Group, Inc. will also receive compensation from borrowers under the mortgage loans placed by Owens Realty Mortgage, Inc. with Owens Realty Mortgage, Inc. Owens Financial Group, Inc. will be entitled to receive and retain all acquisition and origination fees paid or payable by borrowers for services rendered in connection with the evaluation and consideration of investments of Owens Realty Mortgage, Inc. Owens Financial Group, Inc. will also be entitled to receive and retain all late payment charges paid by borrowers on delinquent mortgage loans held by Owens Realty Mortgage, Inc.

Reimbursement to Owens Financial Group, Inc. or its affiliates for any expenses they paid, including legal and accounting expenses, filing fees, printing costs, goods, services and materials used by or for Owens Realty Mortgage, Inc. or its subsidiaries, must be paid by Owens Realty Mortgage, Inc. immediately following the expenditure. Owens Financial Group, Inc. and its affiliates may not be reimbursed by Owens Realty Mortgage, Inc. for services for which Owens Financial Group, Inc. is entitled to compensation by way of a separate fee, except for salaries (and related salary expenses, but excluding expenses incurred in connection with the administration of Owens Realty Mortgage, Inc.) for nonmanagement and nonsupervisory services which could be performed directly for Owens Realty Mortgage, Inc. by independent parties, such as

	OMIF for services for which Owens Financial Group, Inc. is entitled to compensation by way of a separate fee, except for salaries (and related salary expenses, but excluding expenses incurred in connection with the administration of OMIF) for nonmanagement and nonsupervisory services which could be performed directly for OMIF by independent parties, such as legal, accounting, transfer agent, data processing and duplicating. No reimbursement is allowed for rent and depreciation, utilities, capital equipment and other administrative items, and salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of Owens Financial Group, Inc. or its affiliates. Nor may there be reimbursement for management and supervisory personnel (for example, services of employees of Owens Financial Group, Inc. or its affiliates who oversee the work which would have been performed by an independent party if such party had been so engaged). The amounts charged to OMIF may not exceed the lesser of the actual cost of such services or the amounts which Owens Financial Group, Inc. would be required to pay to independent parties for comparable services. Reimbursement may also be made for the allocable cost charged by independent parties for maintenance and repair of data processing and other special purpose equipment used for or by OMIF.	utilities, capital equipment and other administrative items, and salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any controlling person of Owens Financial Group, Inc. or its affiliates. Nor may there be reimbursement for management and supervisory personnel (for example, services of employees of Owens Financial Group, Inc. or its affiliates who oversee the work which would have been performed by an independent party if such party had been so engaged). The amounts charged to Owens Realty Mortgage, Inc. may not exceed the lesser of the actual cost of such services or the amounts which Owens Financial Group, Inc. would be required to pay to independent parties for comparable services. Reimbursement may also be made for the allocable cost charged by independent parties for maintenance and repair of data processing and other special purpose equipment used for or by Owens Realty Mortgage, Inc.

Management Indemnification	The General Partner, which manages OMIF, is indemnified as described above under the caption “Indemnification.”
Owens Realty Mortgage, Inc. will, to the fullest extent permitted by law, indemnify Owens Financial Group, Inc., its officers, stockholders, directors, employees and advisors, among others, from all losses (including attorneys’ fees) arising from any acts or omissions of such person made in good faith in the performance of Owens Financial Group, Inc.’s duties under the Management Agreement and not constituting bad faith, willful misconduct, gross negligence or reckless disregard of such duties.

Voting Rights
Generally, Limited Partners have no right to take part in the management of OMIF. However, Limited Partners holding at least a majority of the outstanding LP Units (excluding LP Units held by Owens Financial Group, Inc.) may, without the concurrence of Owens Financial Group, Inc., vote or consent in writing: (i) to amend the Partnership Agreement

Subject to the provisions of Owens Realty Mortgage, Inc.’s charter regarding the restrictions on ownership and transfer of stock and except as may otherwise be specified in the terms of any class or series of our stock, each outstanding share of our stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors, and,

(except that, provided that the rights of the Limited Partners will not be adversely affected as a result, Owens Financial Group, Inc. may amend the Partnership Agreement without the consent of the Limited Partners to cure any ambiguity or formal defect or omission, to grant additional rights, remedies, powers or authorities to Limited Partners, to conform the Partnership Agreement to applicable laws and regulations and to make any other change which, in the judgment of Owens Financial Group, Inc., does not adversely affect the rights of the Limited Partners), provided that any amendment which modifies the compensation or distributions to which Owens Financial Group, Inc. is entitled or which affects the duties of Owens Financial Group, Inc. shall require the written consent of Owens Financial Group, Inc.; (ii) to dissolve and wind up OMIF; (iii) to remove Owens Financial Group, Inc. as general partner of OMIF and elect one or more new general partners; or (iv) to approve or disapprove the sale, pledge, refinancing or exchange of all or substantially all of the assets of OMIF.

In addition, without the concurrence of Limited Partners holding at least a majority of the outstanding LP Units (excluding LP Units held by Owens Financial Group, Inc.), Owens Financial Group, Inc. may not, among other things: (i) amend the Partnership Agreement in any way that adversely affects the rights of the Limited Partners; (ii) admit a person as a general partner; (iii) voluntarily withdraw as a general partner, unless such withdrawal would not affect OMIF’s tax status and would not materially adversely affect the Limited Partners; (iv) sell, pledge, refinance or exchange all or substantially all of OMIF’s assets; (v) dissolve OMIF; or (vi) cause the merger or other reorganization of OMIF.
except as may be provided with respect to any other class or series of our stock, the holders of shares of our Common Stock will possess the exclusive voting power. There is no cumulative voting in the election of directors, and directors will be elected by a plurality of the votes cast in the election of directors. For more information, see “Certain Provisions of Maryland Law and of Our Charter and Bylaws.”

Under Maryland law, a Maryland corporation generally may not dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a statutory share exchange unless declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of all the votes entitled to be cast on the matter, unless a lesser percentage (but not less than a majority of the votes entitled to be cast on the matter) is set forth in the corporation’s charter. Owens Realty Mortgage, Inc.’s charter provides for the approval of these matters by a majority of the votes entitled to be cast on the matter.

Action by Written Consent
The Partnership Agreement provides that any action that may be taken at any meeting of the Limited Partners may be taken without a meeting, if a written consent that sets forth the action is signed by the Limited Partners holding at least a majority of the outstanding LP Units (excluding LP Units held by Owens Financial Group, Inc.).

Under the MGCL, any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting if unanimous consent, in writing or by electronic transmission, that sets forth the action, is given by each stockholder entitled to vote on the matter and is filed with the minutes of proceedings of stockholders. If authorized by the charter, the holders of

Common Stock entitled to vote generally in the election of directors may take action by delivering a consent in writing or by electronic transmission of stockholders entitled to cast not less than the minimum number of votes that would be necessary to take the action at a stockholders meeting provided that the corporation gives notice of the action to each holder of the class of Common Stock not later than 10 days after the effective date of the action. The charter of Owens Realty Mortgage, Inc. contains such authorization, and its bylaws permit action to be taken either (i) by unanimous consent or (ii) by the consent of stockholders entitled to cast not less than the minimum number of votes that would be necessary to take the action at a stockholders meeting, subject to certain conditions.

Meeting of Holders; Right to Call Special Meetings
Owens Financial Group, Inc., as general partner of OMIF, may call meetings of the Limited Partners at any time and must call a meeting upon written request to Owens Financial Group, Inc. by Limited Partners holding more than 10% of the outstanding LP Units. Within 10 days of receiving such request, Owens Financial Group, Inc. must provide written notice of the meeting to the Limited Partners, which meeting will be held not less than 15 days nor more than 60 days after the sending of the notice of the meeting. There are no regular meeting dates.

Owens Realty Mortgage, Inc. will hold annual meetings of its stockholders for, among other purposes, the election of directors. The chairman of Owens Realty Mortgage, Inc.’s board of directors, chief executive officer, president or board of directors may call a special meeting of Owens Realty Mortgage, Inc.’s stockholders. Subject to the provisions of Owens Realty Mortgage, Inc.’s bylaws, a special meeting of Owens Realty Mortgage, Inc.’s stockholders must also be called by the secretary upon the written request of the stockholders entitled to cast more than 10% of all the votes entitled to be cast at the meeting on the matter before the meeting. The request must state, among other things, the purpose of the meeting and the matters proposed to be acted on at the meeting.

The Owens Realty Mortgage, Inc. board of directors has the sole power to fix: (1) the record date for determining stockholders entitled to request a special meeting of stockholders and the record date for determining stockholders entitled to notice of, and to vote at, such special meeting; and (2) the date, time and place of the special meeting.

With respect to special meetings of stockholders, only the business specified in the notice of meeting may be brought before the meeting. Nominations of individuals for election to the Owens Realty Mortgage, Inc. board of directors may be made only: (1) by or at the direction of the board of directors, (2) by a stockholder that has requested that a special meeting be called for the purpose of electing directors in compliance with our bylaws and that has supplied the information required by our bylaws about each individual whom the stockholder proposes to nominate for election of directors or (3) provided that the meeting has been called for the purpose of electing directors, by any stockholder who is a stockholder of record both at the time of giving the notice required by Owens Realty Mortgage, Inc.’s bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each such nominee and has provided notice within the required time period, containing the information and other materials specified in the advance notice provisions of Owens Realty Mortgage, Inc.’s bylaws.

Limited Liability	A Limited Partner is not liable for the liabilities of OMIF in an amount in excess of such Limited Partner’s capital account, as determined in accordance with the Partnership Agreement.	Under Maryland law, Owens Realty Mortgage, Inc.’s stockholders are not generally liable for Owens Realty Mortgage, Inc.’s debts or obligations.

Access to Books and Records
OMIF’s books and records are maintained at the principal office of OMIF and are open to inspection and examination by Limited Partners and their designated representatives during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of all Limited Partners along with the number of LP Units held by each of them is maintained as part of the books and records and will generally be made available on request for a stated purpose. Such list is updated quarterly and shall be made available to any Limited Partner requesting it within 10 business days of the request for a reasonable charge for the copy work.

Under Maryland law, any stockholder or his or her agent upon written request may inspect and copy the following corporate documents: (1) the bylaws; (2) minutes of the proceedings of stockholders; (3) the corporation’s annual statement of affairs; (4) any voting trust agreements deposited with the corporation; and (5) a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. In addition, one or more persons who together are and for at least six months have been stockholders of record of at least 5% of the outstanding stock of any class of a Maryland corporation may inspect and copy the corporation’s books of account and stock ledger and may present a written request for a statement of the corporation’s affairs.

Reports
Within 60 days after the end of each fiscal year of OMIF, Owens Financial Group, Inc. delivers to each Limited Partner such information as is necessary for the preparation by each Limited Partner of his or her federal income tax return. Within 60 days after the end of each quarter of OMIF, Owens Financial Group, Inc. transmits to each Limited Partner a quarterly report. Within 120 days after the end of OMIF’s calendar year, Owens Financial Group, Inc. transmits to each Limited Partner an annual report.
As a reporting company under the Exchange Act, Owens Realty Mortgage, Inc., will be obligated to file annual reports on Form 10-K and quarterly reports on Form 10-Q.

OMIF will provide upon written request for review by a Limited Partner the information filed with the SEC on Form 10-K not more than 90 days after the closing of the fiscal year end, and on Form 10-Q not more than 45 days after the closing of each other quarterly fiscal period, by providing the Form 10-K and Form 10-Q or other document containing substantially the same information as required by Form 10-K and Form 10-Q.

Investment Policies
OMIF’s investment policies are substantially similar to those of Owens Realty Mortgage, Inc., as described under the caption “Policies with Respect to Certain Activities – Investment Policies,” except that OMIF is subject to the following additional investment policies:

OMIF may incur indebtedness for the purpose of making or purchasing mortgage loans, as determined by Owens Financial Group, Inc., or: (i) to prevent default under prior loans or to discharge them entirely if it becomes necessary to protect OMIF’s mortgage loans, or (ii) to assist in the development or operation of any real property on which OMIF has previously made or purchased a mortgage loan and has subsequently taken over the operation thereof as a result of default or to protect such mortgage loan. The total amount of indebtedness incurred by OMIF may not exceed the sum of 50% of the aggregate fair market value of all OMIF loans. Owens Financial Group, Inc. is prohibited from providing financing to OMIF.

The cash capital contributions of Owens Financial Group, Inc., as the general partner of OMIF, of up to a maximum of 1/2 of 1% of the aggregate capital accounts of the Limited Partners, is also available as an additional contingency reserve if considered necessary by Owens Financial Group, Inc.

OMIF will not reinvest its net income available for distribution, unless it is Limited Partners’ reinvested distributions under OMIF’s distribution reinvestment plan.
Owens Realty Mortgage, Inc.’s investment policies are described under the caption “Policies with Respect to Certain Activities – Investment Policies.”

Distributions and Dividends	All net income available for distribution must be paid monthly in cash or credited to the Limited Partners’ capital	Owens Realty Mortgage, Inc. intends to elect and qualify to be taxed as a REIT for U.S. federal income tax purposes accounts in proportion to the Limited Partners’ capital accounts. Net income available for distribution means profits and losses reduced by amounts set aside for the restoration or creation of reserves and increased by the reduction or elimination of reserves at the discretion of Owens Financial Group, Inc. Net proceeds received from the repayment of principal, the prepayment of a mortgage loan, a foreclosure sale or other disposition of a mortgage loan or property or the payment of insurance or a guarantee with respect to a mortgage loan may be reinvested, used to improve or maintain properties acquired through foreclosure, used to pay operating expenses or discharge indebtedness or distributed to Limited Partners at the discretion of Owens Financial Group, Inc. In no event may Owens Financial Group, Inc. distribute any net proceeds during any calendar year if and to the extent the sum of all withdrawals from the capital accounts of Limited Partners, together with certain permitted transfers, and distributions of net proceeds under the Partnership Agreement would exceed 10% of the aggregate capital accounts of all outstanding LP Units in any calendar year, except upon a vote of the Limited Partners to dissolve OMIF.
commencing with its taxable year ending 2013. U.S. federal income tax law requires that a REIT distribute with respect to each year at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. If Owens Realty Mortgage, Inc.’s cash available for distribution is less than 90% of its REIT taxable income, it could be required to sell assets or borrow funds to pay cash dividends or it may make a portion of the required dividend in the form of a taxable stock dividend or dividend of debt securities. Owens Realty Mortgage, Inc. will generally not be required to pay dividends with respect to activities conducted through any domestic taxable REIT subsidiary. For more information, see “Material United States Federal Income Tax Considerations.”

To satisfy the requirements to qualify as a REIT and generally not be subject to U.S. federal income and excise tax, Owens Realty Mortgage, Inc. intends to pay regular monthly dividends of all or substantially all of its taxable income to holders of its Common Stock out of assets legally available therefor and to distribute substantially all of its net capital gain each year. The timing and amount of any dividends Owens Realty Mortgage, Inc. pays to holders of its Common Stock will be at the discretion of Owens Realty Mortgage, Inc.’s board of directors and will depend upon various factors, including Owens Realty Mortgage, Inc.’s actual and projected results of operations, financial condition, liquidity and business, maintenance of Owens Realty Mortgage, Inc.’s REIT qualification, applicable provisions of the MGCL and such other factors as Owens Realty Mortgage, Inc.’s board of directors deems relevant.

Distribution Reinvestment Plan
Limited Partners who meet investor suitability standards may elect to participate in the distribution reinvestment plan, pursuant to which participating Limited Partners’ distributions are used to purchase additional LP Units.

In April 2011, Owens Financial Group, Inc. temporarily suspended the distribution reinvestment plan for all Limited Partners, in an effort to ensure OMIF’s ability to continue to operate in compliance with the requirements of the Partnership Agreement.
Owens Realty Mortgage, Inc., expects to adopt a dividend reinvestment plan, and register the shares issuable thereunder, concurrently with or following the REIT conversion.

Withdrawal and Redemption Rights
A Limited Partner may withdraw, or partially withdraw, from OMIF and obtain the return of all or part of his, her or its capital account within 61 to 91 days after the Limited Partner delivers written notice of redemption to Owens Financial Group, Inc., subject to, among other things, the following limitations: (i) redemptions generally may not occur until at least one year after the Limited Partner purchased LP Units; (ii) redemptions are funded only from net proceeds and capital contributions; (iii) redemptions are limited to $100,000 per calendar quarter for each Limited Partner; (iv) Owens Financial Group, Inc. is not required to maintain a cash reserve or to sell or otherwise liquidate any of OMIF’s assets to fund redemptions; and (v) the combined total of the amount of net proceeds distributed to Limited Partners and the amount withdrawn by Limited Partners, including certain permitted transfers in any calendar year, may not exceed 10% of the aggregate capital accounts of Limited Partners in any calendar year, except upon OMIF’s dissolution. Withdrawal requests are honored in the order in which they are received by Owens Financial Group, Inc. If a Limited Partner’s capital account would have a balance of less than $2,000 following a redemption request, Owens Financial Group, Inc., at its discretion, may distribute to the Limited Partners the entire balance in the account.

A stockholder has no rights to require Owens Realty Mortgage, Inc. to redeem shares of Common Stock. Owens Realty Mortgage, Inc. will apply to list its Common Stock on the NYSE MKT or on a national securities exchange acceptable to Owens Realty Mortgage, Inc. Approval for listing of the shares on the NYSE MKT, or on a national securities exchange acceptable to Owens Realty Mortgage, Inc., is a condition to consummation of the merger and REIT conversion. Accordingly, the Common Stock may be sold publicly at market prices then in effect.

Conversion Rights	The LP Units are not convertible.	The Common Stock is not convertible.

Anti-Takeover Provisions
The Partnership Agreement contains provisions which could have the effect of delaying, deferring or preventing a transaction or a change in control of OMIF that might involve a premium price for LP Units or otherwise be in the best interest of the Limited Partners. These include the following: (i) Owens Financial Group, Inc. is not regularly elected, and can only be removed by the Limited Partners holding at least a majority of the outstanding LP Units (excluding LP Units held by Owens Financial Group, Inc.); and (ii) while the LP Units are generally freely transferable, they are subject to certain restrictions on transfer. For more information, see above “Restrictions on Ownership and Transfer.”

The charter and bylaws of Owens Realty Mortgage, Inc. include certain anti-takeover provisions that could have the effect of delaying, deterring or preventing a transaction or a change in the control, including (i) restrictions on ownership and transfer of Owens Realty Mortgage, Inc.’s stock and (ii) advance notice provisions for stockholder nominees for director and other stockholder proposals. In addition, Owens Realty Mortgage, Inc. is subject to certain anti-takeover provisions of Maryland law, including the Business Combination Act. Likewise, if the Owens Realty Mortgage, Inc. board of directors were to elect to be subject to the provisions of Subtitle 8 or if the provision in Owens Realty Mortgage, Inc.’s bylaws opting out of the control share acquisition provisions of the MGCL were amended or rescinded, these provisions of the MGCL could have similar anti-takeover effects. For more information, see “Certain Provisions of Maryland Law and of Our Charter and Bylaws.”

Stockholders’ Rights Plan	OMIF does not have a stockholders’ rights plan or “poison pill” in effect.	Owens Realty Mortgage, Inc. does not have a stockholders’ rights plan or “poison pill” in effect.

Rights Upon Liquidation or Dissolution	Upon OMIF’s liquidation, dissolution or winding up, the Limited Partners are entitled to net proceeds, if any, after the payment of all debts of OMIF.
Upon Owens Realty Mortgage, Inc.’s liquidation, dissolution or winding up, the holders of Common Stock are entitled to receive ratably Owens Realty Mortgage, Inc.’s net assets available, if any, after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock, if any.

Appraisal Rights	Limited Partners have no appraisal rights.	Holders of shares of Common Stock have no appraisal rights.

Amendment of Partnership Agreement and Charter and Bylaws
The Limited Partners holding at least a majority of the outstanding LP Units (excluding LP Units held by Owens Financial Group, Inc.) may, without the concurrence of Owens Financial Group, Inc., vote or consent in writing to amend the Partnership Agreement (except that, provided that the rights of the Limited Partners will not be adversely affected as a result, Owens Financial Group, Inc. may amend the Partnership Agreement without the consent of the Limited Partners to cure any ambiguity or formal defect or omission, to grant additional rights, remedies, powers or authorities to Limited Partners, to conform the Partnership Agreement to applicable laws and regulations and to make any other change which, in the judgment of Owens Financial Group, Inc., does not adversely affect the rights of the Limited Partners), provided that any amendment which modifies the compensation or distributions to which Owens Financial Group, Inc. is entitled or which affects the duties of Owens Financial Group, Inc. as general partner shall require the written consent of Owens Financial Group, Inc.

The charter of Owens Realty Mortgage, Inc. may be amended only if declared advisable by the board of directors and approved by the affirmative vote of stockholders entitled to cast a majority of all the votes entitled to be cast on the matter, except for those amendments to the charter of Owens Realty Mortgage, Inc. permitted to be made without stockholder approval under Maryland law or by specific provision in the charter.

Under the terms of the charter of Owens Realty Mortgage, Inc., the board of directors has the power to (i) amend Owens Realty Mortgage, Inc.’s charter to increase or decrease the aggregate number of shares of stock, or the number of shares of any class or series of stock, that Owens Realty Mortgage, Inc. is authorized to issue and (ii) classify and reclassify any unissued shares of Owens Realty Mortgage, Inc.’s common or preferred stock into one or more classes or series of stock, and authorize Owens Realty Mortgage, Inc. to issue the newly classified shares.

The board of directors of Owens Realty Mortgage, Inc. has the power, without the assent or vote of the stockholders, to adopt, alter or repeal any provision of Owens Realty Mortgage, Inc.’s bylaws and to make new bylaws.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

Introduction

The following discussion summarizes the material U.S. federal income tax considerations and consequences of the merger, the taxation of Owens Realty Mortgage, Inc. following the REIT conversion and the ownership and disposition of Common Stock.

This summary does not deal with all tax aspects or consequences that might be relevant to you in light of your specific circumstances. Except as indicated otherwise, this summary does not deal with holders of LP Units subject to special treatment under the U.S. federal income tax laws, including insurance companies, financial institutions, broker-dealers, tax-exempt organizations, individual retirement accounts and other tax deferred accounts, former U.S. persons, “controlled foreign corporations”, “passive foreign investment companies,” “foreign personal holding companies” and persons holding LP Units as part of a conversion transaction, as part of a hedge or hedging transaction, or as a position in a straddle for tax purposes. This discussion applies only to U.S. persons. A U.S. person is a person who is for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•
a corporation, partnership, or other entity created or organized in or under the laws of the United States or of any state or under the laws of the District of Columbia, unless, in the case of a partnership, Treasury Regulations provide otherwise;

•	an estate which is required to pay U.S. federal income tax regardless of the source of its income; or

•
a trust whose administration is under the primary supervision of a U.S. court and which has one or more U.S. persons who have the authority to control all substantial decisions of the trust or which otherwise qualifies as a U.S. person.

Non-U.S. persons holding LP Units are urged to consult their own tax advisors as to the U.S. federal, state and local and foreign tax consequences to them of the merger and ownership and disposition of Common Stock.

This discussion assumes that the LP Units and Common Stock are or will be, as applicable, held as capital assets within the meaning of Section 1221 of the Code and that you acquired your LP Units in a single transaction.

If an entity treated as a partnership for U.S. federal income tax purposes holds LP Units or Common Stock, as applicable, the tax treatment of a partner of such partnership generally will depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding LP Units or Common Stock, you should consult your own tax advisors.

The information in this section is based on the Code, current and temporary Treasury Regulations thereunder, current administrative interpretations of the IRS and court decisions, all as of the date hereof. We cannot assure you that future legislation, Treasury Regulations, administrative interpretations and court decisions will not significantly change the current law or adversely affect existing interpretations of current law. Any such change could apply retroactively to transactions preceding the date of the change. We cannot assure you the statements set forth herein will not be challenged by the IRS or will be sustained by a court if so challenged.

This summary does not address U.S. federal alternative minimum tax consequences, consequences under the tax laws of any state, local or foreign jurisdiction, or estate or gift tax considerations.

WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS REGARDING THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE MERGER AND THE REIT CONVERSION, INCLUDING THE U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE MERGER AND THE OWNERSHIP AND DISPOSITION OF OWENS REALTY MORTGAGE, INC. COMMON STOCK.

United States Federal Income Tax Consequences of the Merger

The merger of OMIF with and into Owens Realty Mortgage, Inc. is intended to qualify as a transaction described in Section 351 of the Code. Venable LLP, counsel to Owens Realty Mortgage, Inc., has delivered an opinion that the merger will qualify as a transaction described in Section 351 of the Code. However, counsel must also deliver at the closing of the merger a substantially similar opinion that the merger will qualify as a transaction described in Section 351 of the Code in order to complete the merger and REIT conversion. The opinion delivered was and the opinion to be delivered at closing will be based on (i) certain assumptions and representations as to factual matters made by us, including that the merger will be effected as described in this proxy statement/prospectus, which, if incorrect in any material respect may jeopardize the conclusions reached in the opinions, and (ii) the Code and Treasury Regulations in effect on the dates of the respective opinions, current administrative interpretations and positions of the IRS and existing court decisions. No assurance can be given that future legislation, Treasury Regulations, administrative interpretations and court decisions will not significantly change the law or the above conclusions reached by counsel. In addition, any such change could apply retroactively to transactions preceding the date of change. Neither the opinion delivered nor the opinion to be delivered at closing will be binding on the IRS or the courts, and we do not intend to request a ruling from the IRS with respect to the merger. Accordingly, there can be no assurance that the IRS will not challenge such conclusion or that a court will not sustain such a challenge.

If the merger qualifies as a transaction described in Section 351 of the Code, the material U.S. federal income tax consequences of the merger will be as follows:

•	Neither OMIF nor Owens Realty Mortgage, Inc. will recognize any gain or loss as a result of the merger.

•	You will not recognize any gain or loss upon the conversion of your LP Units solely into Common Stock pursuant to the merger.

•	The aggregate tax basis of the Common Stock received by you pursuant to the merger will be equal to the aggregate tax basis in the LP Units being converted pursuant to the merger.

•	The holding period of the Common Stock received by you pursuant to the merger will include your holding period with respect to the LP Units being converted pursuant to the merger.

United States Federal Income Taxation of Owens Realty Mortgage, Inc. Following the Merger

General. Owens Realty Mortgage, Inc. intends to make an election to be taxed as a REIT under Sections 856 through 860 of the Code, effective for its taxable year ended December 31, 2013. Owens Realty Mortgage, Inc. will make the election by filing its U.S. federal income tax return for such year on IRS Form 1120-REIT. Owens Realty Mortgage, Inc. intends that, commencing with such first taxable year, it will be organized and will operate in such a manner as to qualify for taxation as a REIT under the Code, and Owens Realty Mortgage, Inc. intends to continue to operate in such a manner, but no assurance can be given that it in fact will continue to operate in such a manner so as to qualify or remain qualified. We have received an opinion from Venable LLP generally to the effect that Owens Realty Mortgage, Inc.’s organization and proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT for U.S. federal income tax purposes for the taxable year ended December 31, 2013 and thereafter. We must receive at the closing of the merger a substantially similar opinion that Owens Realty Mortgage, Inc.’s organization and proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT for U.S. federal income tax purposes for the taxable year ended December 31, 2013 and thereafter in order to complete the merger and REIT conversion. Receipt of this second opinion may not be waived. The opinion delivered was and the opinion to be delivered at closing will be based on (i) certain assumptions and representations as to factual matters made by us, which, if incorrect in any material respect may jeopardize the conclusions reached in the opinions, and (ii) the Code and Treasury Regulations in effect on the respective dates of the opinions, current administrative interpretations and positions of the IRS and existing court decisions. No assurance can be given that future legislation, Treasury Regulations, administrative interpretations and court decisions will not significantly change the law or the above conclusions reached by counsel. In addition, any such change could apply retroactively to transactions preceding the date of change. Neither the opinion delivered nor the opinion to be delivered at closing will be binding on the IRS or the courts, and we do not intend to request a ruling from the IRS with respect to Owens Realty Mortgage, Inc.’s qualification as a REIT. Accordingly, there can be no assurance that the IRS will not challenge such conclusion or that a court will not sustain such a challenge.

Qualification and taxation as a REIT depends upon Owens Realty Mortgage, Inc.’s ability to meet on an ongoing basis through its annual and in some cases quarterly operating results, specific requirements relating to income, asset ownership, distribution levels and diversity of share ownership, and the various other REIT qualification requirements imposed under the Code. Counsel will not review these results on an ongoing basis. Given the complex nature of the REIT qualification requirements, the ongoing importance of factual determinations and the possibility of future changes in the circumstances of Owens Realty Mortgage, Inc., Owens Realty Mortgage, Inc. cannot provide any assurance that its actual operating results will satisfy the requirements for taxation as a REIT under the Code for any particular taxable year.

So long as Owens Realty Mortgage, Inc. qualifies for taxation as a REIT, it generally will not be subject to corporate-level U.S. federal income tax on its net income that is distributed currently to its stockholders. This treatment substantially eliminates “double taxation” (that is, taxation at both the corporate and stockholder levels) that generally results from an investment in a regular corporation. However, Owens Realty Mortgage, Inc. will be subject to U.S. federal income tax as follows:

•
Owens Realty Mortgage, Inc. will be taxed at regular corporate rates on any undistributed “REIT taxable income” and net capital gain. (However, Owens Realty Mortgage, Inc. can elect to “pass through” any of its taxes paid on its undistributed net capital gain income to stockholders on a pro rata basis.) REIT taxable income is the taxable income of the REIT subject to specified adjustments, including a deduction for dividends paid and excluding net capital gain.

•	Under some circumstances, Owens Realty Mortgage, Inc. may be subject to the “alternative minimum tax” on its items of tax preference.

•
If Owens Realty Mortgage, Inc. has net income from the sale or other disposition of “foreclosure property,” discussed below under “Foreclosure Property,” that is held primarily for sale to customers in the ordinary course of business, or other nonqualifying income from foreclosure property, it will be subject to tax at the highest corporate rate on this income.

•
Owens Realty Mortgage, Inc.’s net income from “prohibited transactions” will be subject to a 100% tax. In general, prohibited transactions are sales or other dispositions of property held primarily for sale to customers in the ordinary course of business other than foreclosure property. Under existing law, whether property is held as primarily for sale to customers in the ordinary course of business depends on all the facts and circumstances surrounding the particular transaction.

•
If Owens Realty Mortgage, Inc. fails to satisfy either the gross income tests or the asset tests discussed below, but nonetheless maintains its qualification as a REIT because other requirements are met, it will be subject to a penalty tax relating to such failure, computed as described below under “Income Tests Applicable to REITs” and “Asset Tests Applicable to REITs.” Also, if Owens Realty Mortgage, Inc. maintains its REIT status despite its failure to satisfy one or more requirements for REIT qualification, other than the gross income tests and assets tests, Owens Realty Mortgage, Inc. must pay a penalty of $50,000 for each such failure.

•
Owens Realty Mortgage, Inc. will be subject to a 4% excise tax on the excess of the required distribution over the sum of amounts actually distributed and amounts retained for which U.S. federal income tax was paid, if Owens Realty Mortgage, Inc. fails to distribute during each calendar year at least the sum of:

•	85% of its REIT ordinary income for the year;

•	95% of its REIT net capital gain income for the year; and

•	any undistributed taxable income from prior taxable years.

•
Owens Realty Mortgage, Inc. will be subject to a 100% penalty tax on some payments it receives (or on certain expenses deducted by a taxable REIT subsidiary) if arrangements among Owens Realty Mortgage, Inc. and its taxable REIT subsidiaries are not comparable to similar arrangements among unrelated parties.

•
If Owens Realty Mortgage, Inc. acquires any asset from a taxable “C” corporation (i.e., generally a corporation subject to full corporate-level tax) in a carry-over basis transaction, it could become subject to a corporate-level tax on a subsequent taxable disposition of the asset. Specifically, if Owens Realty Mortgage, Inc. disposes of a built-in-gain asset in a taxable transaction prior to the expiration of a 10-year recognition period, Owens Realty Mortgage, Inc. would be subject to the highest regular corporate rate of tax (currently 35%) on the lesser of the gain recognized and the asset’s built-in gain. Built-in gain is the amount by which an asset’s fair market value exceeds Owens Realty Mortgage, Inc.’s adjusted basis in the asset immediately after Owens Realty Mortgage, Inc. acquires the asset in a carry-over basis transaction, and a built-in-gain asset is an asset with built-in gain potentially subject to this corporate-level tax. The 10-year recognition period generally ends on the tenth anniversary of the date Owens Realty Mortgage, Inc. acquires the built-in-gain asset. Provided that OMIF is not treated as a corporation for U.S. federal income tax purposes for any period prior to the merger, Owens Realty Mortgage, Inc. will not be subject to this “built-in gain” tax on the disposition of assets acquired from OMIF in the merger.

•
Owens Realty Mortgage, Inc. intends to conduct a portion of its business through one or more wholly-owned taxable REIT subsidiaries. Taxable REIT subsidiaries are subject to regular corporate income tax and cannot avail themselves of the dividends paid deduction available to REITs. Owens Realty Mortgage, Inc.’s taxable REIT subsidiaries therefore will pay corporate level tax on their net taxable income from their conduct of a portion of Owens Realty Mortgage, Inc.’s business. In addition, Owens Realty Mortgage, Inc.’s taxable REIT subsidiaries may be limited in their ability to deduct interest and other expenses paid to Owens Realty Mortgage, Inc.

Requirements for Qualification as REIT. The Code defines a REIT as a corporation, trust or association:

1.	that is managed by one or more trustees or directors;

2.	the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;

3.	that would be taxable as a domestic corporation, but for Sections 856 through 860 of the Code;

4.	that is neither a financial institution nor an insurance company subject to applicable provisions of the Code;

5.	the beneficial ownership of which is held by 100 or more persons;

6.
during the last half of each taxable year not more than 50% in value of the outstanding shares of which is owned directly or indirectly by five or fewer individuals, as defined in the Code to include specified entities;

7.
that makes an election to be taxable as a REIT, or has made this election for a previous taxable year which has not been revoked or terminated, and satisfies all relevant filing and other administrative requirements established by the IRS that must be met to elect and maintain REIT status;

8.	that uses a calendar year for U.S. federal income tax purposes and complies with the record-keeping requirements of the Code and regulations promulgated thereunder; and

9.	that meets other applicable tests, described below, regarding the nature of its income and assets and the amount of its distributions.

Conditions (1), (2), (3) and (4) above must be met during the entire taxable year and condition (5) above must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months. For purposes of determining stock ownership under condition (6) above, a supplemental unemployment compensation benefits plan, a private foundation or a portion of a trust permanently set aside or used exclusively for charitable purposes generally are considered an individual. However, a trust that is a qualified trust under Code Section 401(a) generally is not considered an individual, and beneficiaries of a qualified trust are treated as holding shares of a REIT in proportion to their actuarial interests in the trust for purposes of condition (6) above. Conditions (5) and (6) need not be satisfied during a REIT’s first year as a REIT.

Owens Realty Mortgage, Inc. believes that it will satisfy the diversity of ownership standards contained in conditions (5) and (6) above following the merger, even though such tests will not apply to Owens Realty Mortgage, Inc. until the calendar year following the year of the merger. In addition, the charter of Owens Realty Mortgage, Inc. contains restrictions regarding the transfer of shares of Common Stock that are intended to assist Owens Realty Mortgage, Inc. in continuing to satisfy the share ownership requirements described in conditions (5) and (6) above. These restrictions, however, may not ensure that Owens Realty Mortgage, Inc. will be able to satisfy these share ownership requirements. If Owens Realty Mortgage, Inc. fails to satisfy these share ownership requirements, it will fail to qualify as a REIT.

To monitor its compliance with condition (6) above, a REIT is required to send annual letters to its stockholders requesting information regarding the actual ownership of its shares. If Owens Realty Mortgage, Inc. complies with the annual letters requirement and it does not know or, exercising reasonable diligence, would not have known of its failure to meet condition (6) above, then it will be treated as having met condition (6) above.

To qualify as a REIT, Owens Realty Mortgage, Inc. cannot have at the end of any taxable year any undistributed earnings and profits that are attributable to a non-REIT taxable year. Owens Realty Mortgage, Inc., as a newly organized company, itself does not have any non-REIT earnings and profits, and provided that OMIF is not treated as a corporation for U.S. federal income tax purposes at any time prior to the merger, Owens Realty Mortgage, Inc. will not succeed to any non-REIT earnings and profits as a result of the merger.

If the IRS determines that Owens Realty Mortgage, Inc. inherited undistributed non-REIT earnings and profits and Owens Realty Mortgage, Inc. did not distribute the non-REIT earnings and profits by the end of the first taxable year for which it elected to be taxable as a REIT, Owens Realty Mortgage, Inc. could avoid disqualification as a REIT by using “deficiency dividend” procedures to distribute the non-REIT earnings and profits. The deficiency dividend procedures would require Owens Realty Mortgage, Inc. to make a distribution to stockholders, in addition to the regularly required REIT distributions, within 90 days of the IRS determination. In addition, Owens Realty Mortgage, Inc. would have to pay to the IRS interest on 50% of the non-REIT earnings and profits that were not distributed prior to the end of Owens Realty Mortgage, Inc.’s first taxable year as a REIT.

Qualified REIT Subsidiaries. If a REIT owns a corporate subsidiary that is a “qualified REIT subsidiary,” the separate existence of that subsidiary will be disregarded for U.S. federal income tax purposes. Generally, a qualified REIT subsidiary is a corporation, other than a taxable REIT subsidiary (discussed below), all of the capital stock of which is owned by the REIT. All assets, liabilities and items of income, deduction and credit of the qualified REIT subsidiary will be treated as assets, liabilities and items of income, deduction and credit of the REIT itself. A qualified REIT subsidiary of Owens Realty Mortgage, Inc. will not be subject to U.S. federal corporate income taxation, although it may be subject to state and local taxation in some states.

Taxable REIT Subsidiaries. A taxable REIT subsidiary of Owens Realty Mortgage, Inc. is a corporation in which Owens Realty Mortgage, Inc., directly or indirectly, owns stock and that elects, together with Owens Realty Mortgage, Inc., to be treated as a taxable REIT subsidiary under Section 856(1) of the Code. In addition, if a taxable REIT subsidiary of Owens Realty Mortgage, Inc. owns, directly or indirectly, securities representing 35% or more of the vote or value of a subsidiary corporation, that subsidiary will also be treated as a taxable REIT subsidiary of Owens Realty Mortgage, Inc. A taxable REIT subsidiary is a corporation subject to U.S. federal income tax, and state and local income tax where applicable, as a regular “C” corporation.

A taxable REIT subsidiary is not subject to the 100% tax on “prohibited transactions” discussed below, need not comply with the REIT asset, income and distribution requirements, and generally can perform some impermissible tenant services without causing Owens Realty Mortgage, Inc. to receive impermissible tenant services income under the REIT income tests discussed below. We intend to hold certain property foreclosed upon by OMIF prior to the REIT conversion through one or more wholly-owned corporate taxable REIT subsidiaries to avoid the 100% tax on prohibited transactions. Foreclosed property that will be held for investment will not be transferred to corporate taxable REIT subsidiaries. In lieu of placing properties in taxable REIT subsidiaries, we may also sell foreclosed properties prior to the REIT conversion, which could result in a lower amount realized by us than if such properties were sold at a later date. As discussed below, no more than 25% of our gross assets can consist of securities in all of our taxable REIT subsidiaries and taxable REIT subsidiaries generally cannot operate lodging or health care facilities. These limitations may limit our ability to hold properties through taxable REIT subsidiaries. In the event that we determine that the foreclosed properties are held for investment, and, therefore, not subject to the 100% tax on prohibited transactions, there is no guarantee that the IRS will agree with our determination. Finally, in the event that any of our foreclosed properties constitute lodging or health care facilities that cannot be operated by a taxable REIT subsidiary, such properties will be operated by an “eligible independent contractor,” as defined in Section 856(d)(9)(A) of the Code.

Several provisions regarding the arrangements between a REIT and its taxable REIT subsidiaries ensure that a taxable REIT subsidiary will be subject to an appropriate level of U.S. federal income taxation. For example, any taxable REIT subsidiary of Owens Realty Mortgage, Inc. is limited in its ability to deduct interest payments in excess of a certain amount made to Owens Realty Mortgage, Inc. In addition, Owens Realty Mortgage, Inc. will be obligated to pay a 100% penalty tax on some payments that it receives or on certain expenses deducted by the taxable REIT subsidiary if the economic arrangements between Owens Realty Mortgage, Inc. and its taxable REIT subsidiary are not comparable to similar arrangements among unrelated parties. Owens Realty Mortgage, Inc.’s taxable REIT subsidiaries may make interest and other payments to Owens Realty Mortgage, Inc. and to third parties. There can be no assurance that Owens Realty Mortgage, Inc.’s taxable REIT subsidiaries will not be limited in their ability to deduct interest payments made to Owens Realty Mortgage, Inc. In addition, there can be no assurance that the IRS might not seek to impose the 100% penalty tax on a portion of payments received by us from, or expenses deducted by, our taxable REIT subsidiaries.

Ownership of Partnership Interests: In the case of a REIT that is a partner in a partnership, the REIT is deemed to own its proportionate share of the partnership’s assets, and to earn its proportionate share of the partnership’s income, for purposes of the asset and gross income tests applicable to REITs. In addition, the assets and gross income of the partnership are deemed to retain the same character in the hands of the REIT. Thus, our proportionate share of the assets and items of income of partnerships in which we own an equity interest are treated as our assets and items of income for purposes of applying the REIT requirements. Our proportionate share is generally determined, for these purposes, based upon our percentage interest in the partnership’s equity capital; however, for purposes of the 10% value-based asset test described below, the percentage interest also takes into account certain debt securities issued by the partnership and held by us. Consequently, to the extent that we directly or indirectly hold a preferred or other equity interest in a partnership, the partnership’s assets and operations may affect our ability to qualify as a REIT, even if we have no control, or only limited influence, over the partnership.

Income Tests Applicable to REITs. To qualify as a REIT, Owens Realty Mortgage, Inc. must satisfy two gross income tests. First, at least 75% of Owens Realty Mortgage, Inc.’s gross income, excluding gross income from prohibited transactions, for each taxable year must be “qualifying income.” Qualifying income generally includes (1) rents from real property; (2) interest on obligations collateralized by mortgages on, or interests in, real property; (3) gains from the sale or other disposition of interests in real property and real estate mortgages, other than gain from property held primarily for sale to customers in the ordinary course of its trade or business (“dealer property”); (4) dividends or other distributions on shares in other REITs, as well as gain from the sale of such shares; (5) abatements and refunds of real property taxes; (6) income from the operation, and gain from the sale, of foreclosure property; (7) commitment fees received for agreeing to make loans collateralized by mortgages on real property or to purchase or lease real property; and (8) income from temporary investments in stock or debt instruments purchased with the proceeds of new capital raised by Owens Realty Mortgage, Inc.

Second, at least 95% of Owens Realty Mortgage, Inc.’s gross income, excluding gross income from prohibited transactions, for each taxable year must be derived from any combination of income qualifying under the 75% test and dividends, interest, and gain from the sale or disposition of stock or other securities that are not dealer property. To the extent a transaction meets certain identification requirements and hedges any indebtedness incurred or to be incurred to acquire or carry “real estate assets,” including interest rate hedges as well as other types of hedges, any periodic income or gain from the disposition of such a hedging transaction will be disregarded in applying the 75% and 95% gross income tests. To the extent that Owens Realty Mortgage, Inc. hedges with other types of financial instruments, or in other situations, it is not entirely clear how the income from those transactions will be treated for purposes of the gross income tests. Owens Realty Mortgage, Inc. intends to structure any hedging transactions in a manner that does not jeopardize its status as a REIT.

“Interest” generally will be nonqualifying income for purposes of the 75% or 95% gross income tests if it depends in whole or in part on the income or profits of any person. However, interest based on a fixed percentage or percentages of receipts or sales may still qualify under the gross income tests. Owens Realty Mortgage, Inc. does not expect to derive significant amounts of interest that will not qualify under the 75% and 95% gross income tests.

Owens Realty Mortgage, Inc.’s share of any distributions received from its taxable REIT subsidiaries (and from other corporations in which Owens Realty Mortgage, Inc. owns an interest) will qualify for purposes of the 95% gross income test but not for purposes of the 75% gross income test. Owens Realty Mortgage, Inc. does not anticipate that it will receive sufficient distributions to cause it to exceed the limit on non- qualifying income under the 75% gross income test.

If Owens Realty Mortgage, Inc. fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may nevertheless qualify as a REIT for that year if it is entitled to relief under the Code. These relief provisions generally will be available if Owens Realty Mortgage, Inc.’s failure to meet the tests is due to reasonable cause and not due to willful neglect, and Owens Realty Mortgage, Inc. timely complies with requirements for reporting each item of its income to the IRS. It is not possible, however, to state whether in all circumstances Owens Realty Mortgage, Inc. would be entitled to the benefit of these relief provisions. If these relief provisions are inapplicable to a particular set of circumstances involving Owens Realty Mortgage, Inc., Owens Realty Mortgage, Inc. will fail to qualify as a REIT. Even if these relief provisions apply, Owens Realty Mortgage, Inc. will still be subject to a special tax upon the greater of either (1) the amount by which 75% of its gross income exceeds the amount of its income qualifying under the 75% test for the taxable year or (2) the amount by which 95% of its gross income exceeds the amount of its income qualifying for the 95% income test for the taxable year, multiplied by a fraction intended to reflect its profitability.

Prohibited Transactions. Any gain realized by Owens Realty Mortgage, Inc. on the sale of any property held as inventory or other property held primarily for sale to customers in the ordinary course of business, which is commonly referred to as “dealer property,” will generally be treated as income from a prohibited transaction that is subject to a 100% penalty tax. Under existing law, whether property is held as inventory or primarily for sale to customers in the ordinary course of a trade or business is a question of fact that depends on all the facts and circumstances of a particular transaction. Under a safe harbor provision in the Code, however, income from certain sales of real property held by the REIT for at least two years at the time of the disposition will not be treated as income from a prohibited transaction. Owens Realty Mortgage, Inc. does not intend to acquire any real property except as may be acquired through foreclosure as described below. Owens Realty Mortgage, Inc. may hold any property that could be treated as dealer property, such as certain properties foreclosed upon by OMIF prior to the REIT conversion, indirectly through one or more wholly-owned taxable REIT subsidiaries of Owens Realty Mortgage, Inc., which are subject to corporate income taxation but not the 100% prohibited transactions tax. Owens Realty Mortgage, Inc. cannot provide any assurance, however, that the IRS might not successfully establish that one or more of properties held directly by Owens Realty Mortgage, Inc. is dealer property subject to the 100% penalty tax, and Owens Realty Mortgage, Inc. may not be able to hold all properties that could be treated as dealer property through taxable REIT subsidiaries. See “Taxable REIT Subsidiaries” above.

Foreclosure Property. If, following the REIT conversion, Owens Realty Mortgage, Inc. acquires any real property as a result of foreclosure, or by a deed in lieu of foreclosure, it may elect to treat such real property as “foreclosure property.” Net income from the sale of foreclosure property is taxable at the maximum federal corporate tax rate, currently 35%. Income from foreclosure property will not be subject to the 100% tax on prohibited transactions and will be treated as qualifying income for purposes of the 75% and 95% income tests. It is not anticipated that properties foreclosed upon by OMIF will qualify as “foreclosure property” under this rule.

Asset Tests Applicable to REITs. At the close of each quarter of its taxable year, Owens Realty Mortgage, Inc. must satisfy four tests relating to the nature of its assets:

1.
At least 75% of the value of Owens Realty Mortgage, Inc.’s total assets must be represented by real estate assets (which include interests in real property, interests in mortgages on real property, and shares in other REITs), cash, cash items and government securities. Owens Realty Mortgage, Inc.’s real estate assets include, for this purpose, its allocable share of real estate assets held by non-corporate subsidiaries, as well as stock or debt instruments held for less than one year purchased with the proceeds of an offering of shares or long-term debt of Owens Realty Mortgage, Inc.;

2.	Not more than 25% of Owens Realty Mortgage, Inc.’s total assets may be represented by securities other than those in the 75% asset class;

3.
Except for equity investments in REITs, qualified REIT subsidiaries or taxable REIT subsidiaries or other securities that qualify as “real estate assets” for purposes of the test described in clause (1):

the value of any one issuer’s securities owned by Owens Realty Mortgage, Inc. may not exceed 5% of the value of Owens Realty Mortgage, Inc.’s total assets;

Owens Realty Mortgage, Inc. may not own securities possessing more than 10% of the total voting power of any one issuer’s outstanding securities; and

Owens Realty Mortgage, Inc. may not own more than l0% of the value of the outstanding securities of any one issuer; and

4.	Not more than 25% of Owens Realty Mortgage, Inc.’s total assets may be represented by securities of one or more taxable REIT subsidiaries.

Securities, for purposes of the asset tests, may include debt we hold. However, the following types of arrangements generally will not be considered securities held by us for purposes of the 10% value test:

•	straight debt securities of an issuer which meet the requirements of Section 856(m)(2) of the Code, discussed below;

•	any loan to an individual or an estate;

•	any Section 467 rental agreement, other than with certain related persons;

•	any obligation to pay rents from real property as defined in Section 856(d)(1) of the Code;

•
any security issued by a state or any political subdivision thereof, the District of Columbia, a foreign government or any political subdivision thereof, or the Commonwealth of Puerto Rico, but only if the determination of any payment received or accrued under such security does not depend in whole or in part on the profits of any entity not described in the category or payments on any obligation issued by such an entity;

•	any security issued by a REIT; or

•	any other arrangement as determined by the IRS.

Under Section 856(m)(2) of the Code, debt generally will constitute “straight debt” if the debt is a written unconditional promise to pay on demand or on a specified date a sum certain in money (i) which is not convertible, directly or indirectly, into stock and (ii) the interest rate (or the interest payment dates) of which is not contingent on the profits, the borrower’s discretion or similar factors. However, a security may satisfy the definition of “straight debt” even though the time of payment of interest or principal thereunder is subject to a contingency, if: (a) such contingency does not have the effect of changing the effective yield to maturity more than the greater of 0.25% or 5% of the annual yield to maturity, or (b) neither the aggregate issue price nor the aggregate face amount of the issuer’s debt instruments held by the REIT exceeds $1 million and not more than 12 months of unaccrued interest can be required to be prepaid thereunder. Second, a security can satisfy the definition of “straight debt” even though the time or amount of any payment thereunder is subject to a contingency upon a default or the exercise of a prepayment right by the issuer of the debt, provided that such contingency is consistent with customary commercial practice.

Certain “look-through” rules apply in determining a REIT partner’s share of partnership securities for purposes of the 10% value test. Under such rules, a REIT’s interest as a partner in a partnership is not considered a security, and the REIT is deemed to own its proportionate share of each of the assets of the partnership. In addition, the REIT’s interest in the partnership assets is the REIT’s proportionate interest in any securities issued by the partnership, other than securities qualifying for the above safe harbors. Therefore, a REIT that is a partner in a partnership must look through both its equity interest and interest in non-safe harbor debt securities issued by the partnership.

Any non-safe harbor debt instrument issued by a partnership will not be considered a security to the extent of the REIT’s interest as a partner in the partnership. Also, any non-safe harbor debt instrument issued by a partnership will not be considered a security if at least 75% of the partnership’s gross income (excluding gross income from prohibited transactions) is derived from the sources that are qualifying income for the 75% gross income test applicable to REITs.

Certain corporate or partnership securities that otherwise would qualify under the straight debt safe harbor will not so qualify if the REIT holding such securities, and any of its controlled taxable REIT subsidiaries, holds other securities of the issuer which are not securities qualifying for any safe harbors if such non-qualifying securities have an aggregate value greater than 1% of the issuer’s outstanding securities.

Owens Realty Mortgage, Inc. believes that the aggregate value of its taxable REIT subsidiaries will not exceed 25% of the aggregate value of its gross assets. With respect to each issuer in which Owens Realty Mortgage, Inc. will own an interest that does not qualify as a REIT, a qualified REIT subsidiary or a taxable REIT subsidiary, Owens Realty Mortgage, Inc. believes that its pro rata share of the value of the securities, including debt, of any such issuer will not exceed 5% of the total value of Owens Realty Mortgage, Inc.’s assets and that it will comply with the 10% voting limitation and 10% value limitation with respect to each such issuer. In this regard, however, Owens Realty Mortgage, Inc. cannot provide any assurance that the IRS might not disagree with Owens Realty Mortgage, Inc.’s determinations.

After initially meeting the asset tests at the close of its first quarter, Owens Realty Mortgage, Inc. will not lose its status as a REIT if it fails to satisfy the 25% asset test, 25% taxable REIT subsidiary limit, 5% asset test and the 10% value limitation at the end of a later quarter solely by reason of changes in the relative values of its assets. If the failure to satisfy the 25% asset test, 25% taxable REIT subsidiary limit, 5% asset test or the 10% value limitation results from an acquisition of securities or other property during a quarter, the failure can be cured by the disposition of sufficient nonqualifying assets within 30 days after the close of that quarter. Owens Realty Mortgage, Inc. intends to maintain adequate records of the value of its assets to ensure compliance with the asset tests and to take any available actions within 30 days after the close of any quarter as may be required to cure any noncompliance with the 25% asset test, 25% taxable REIT subsidiary limit, 5% asset test or 10% value limitation.

If Owens Realty Mortgage, Inc. fails to satisfy the 5% asset test and/or 10% asset tests for a particular quarter, it will not lose its REIT status if the failure is due to the ownership of assets the total value of which does not exceed a specified de minimis threshold, provided that Owens Realty Mortgage, Inc. comes into compliance with the asset tests generally within six months after the last day of the quarter in which it identifies the failure. In addition, other failures to satisfy the asset tests generally will not result in a loss of REIT status if (i) following Owens Realty Mortgage, Inc.’s identification of the failure, it files a schedule with a description of each asset that caused the failure; (ii) the failure was due to reasonable cause and not to willful neglect; (iii) it comes into compliance with the asset tests generally within six months after the last day of the quarter in which the failure was identified; and (iv) it pays a tax equal to the greater of $50,000 or the amount determined by multiplying the highest corporate tax rate by the net income generated by the prohibited assets for the period beginning on the first date of the failure and ending on the earlier of the date it disposes of such assets or the end of the quarter in which it comes into compliance with the asset tests.

Annual Distribution Requirements Applicable to REITs. To qualify as a REIT, Owens Realty Mortgage, Inc. is required to make distributions, other than capital gain dividends, to its stockholders each year in an amount at least equal to (1) the sum of (a) 90% of Owens Realty Mortgage, Inc.’s REIT taxable income, computed without regard to the dividends paid deduction and its net capital gain, and (b) 90% of the net income, after tax, from foreclosure property, minus (2) the sum of certain specified items of noncash income over 5% of its REIT taxable income. These distributions must be paid either in the taxable year to which they relate, or in the following taxable year if declared before Owens Realty Mortgage, Inc. timely files its tax return for the prior year and if paid with or before the first regular distribution payment date after the declaration is made, provided such payment is made during the 12-month period following the close of such taxable year. These distributions are taxable to stockholders in the year in which paid, even though the distributions relate to Owens Realty Mortgage, Inc.’s prior taxable year for purposes of the 90% distribution requirement.

It is possible that Owens Realty Mortgage, Inc. from time to time, may not have sufficient cash or other liquid assets to meet these distribution requirements. In this event, Owens Realty Mortgage, Inc. may find it necessary to arrange for short-term, or possibly long-term, borrowings to fund required distributions or to pay dividends.

Under some circumstances, Owens Realty Mortgage, Inc. may be able to rectify a failure to meet the distribution requirement for a year by paying deficiency dividends to stockholders in a later year, which may be included in Owens Realty Mortgage, Inc.’s deduction for dividends paid for the earlier year. Thus, Owens Realty Mortgage, Inc. may be able to avoid being taxed on amounts distributed as deficiency dividends; however, Owens Realty Mortgage, Inc. will be required to pay interest based upon the amount of any deduction taken for deficiency dividends.

To the extent that Owens Realty Mortgage, Inc. does not distribute all of its net capital gain or distributes at least 90%, but less than 100%, of its REIT taxable income, as adjusted, it is subject to tax on these amounts at regular corporate tax rates.

Owens Realty Mortgage, Inc. will be subject to a 4% excise tax on the excess of the required distribution over the sum of amounts actually distributed and amounts retained for which U.S. federal income tax was paid, if Owens Realty Mortgage, Inc. fails to distribute during each calendar year at least the sum of:

•	85% of its REIT ordinary income for the year;

•	95% of its REIT capital gain net income for the year; and

•	any undistributed taxable income from prior taxable years.

A REIT may elect to retain rather than distribute all or a portion of its net capital gain and pay the tax on the gain. In that case, a REIT may elect to have its stockholders include their proportionate share of the undistributed net capital gain in income as long-term capital gain and receive a credit for their share of the tax paid by the REIT. For purposes of the 4% excise tax described above, any retained amounts would be treated as having been distributed.

Record-Keeping Requirements. Owens Realty Mortgage, Inc. will be required to comply with applicable record-keeping requirements. Failure to comply could result in monetary fines.

Failure of Owens Realty Mortgage, Inc. to Qualify as a REIT. If Owens Realty Mortgage, Inc. should fail to satisfy one or more requirements for REIT qualification, other than the gross income tests and asset tests, it may retain its REIT qualification if the failures are due to reasonable cause and not willful neglect, and if it pays a penalty of $50,000 for each such failure.

If Owens Realty Mortgage, Inc. fails to qualify for taxation as a REIT in any taxable year, and if relief provisions do not apply, Owens Realty Mortgage, Inc. will be subject to tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates. If Owens Realty Mortgage, Inc. fails to qualify as a REIT, Owens Realty Mortgage, Inc. will not be required to make any distributions to stockholders and any distributions that are made to stockholders will not be deductible by Owens Realty Mortgage, Inc. As a result, Owens Realty Mortgage, Inc.’s failure to qualify as a REIT would significantly reduce the cash available for distributions by Owens Realty Mortgage, Inc. to its stockholders. In addition, if Owens Realty Mortgage, Inc. fails to qualify as a REIT, all distributions to stockholders will be taxable as dividend income (which may be subject to tax at preferential rates) to the extent of Owens Realty Mortgage, Inc.’s current and accumulated earnings and profits, whether or not attributable to capital gains of Owens Realty Mortgage, Inc., and corporate stockholders may be eligible for the dividends-received deduction. Unless entitled to relief under specific statutory provisions, Owens Realty Mortgage, Inc. also will be disqualified from taxation as a REIT for the four taxable years following the year during which qualification was lost. There can be no assurance that Owens Realty Mortgage, Inc. would be entitled to any statutory relief.

United States Federal Income Taxation of Stockholders

Distributions by Owens Realty Mortgage, Inc. So long as Owens Realty Mortgage, Inc. qualifies as a REIT, distributions to stockholders out of its current or accumulated earnings and profits that are not designated as capital gain dividends generally will be taken into account by them as ordinary income generally taxable at a maximum rate of 39.6% for individuals and 35% for corporations and will not be eligible for the dividends-received deduction generally available for corporations. However, distributions, other than capital gain dividends, that are (i) attributable to income on which Owens Realty Mortgage, Inc. was subject to tax in the previous taxable year at the corporate level, either because it did not distribute such income or such income consists of gains from certain assets acquired from C corporations or (ii) attributable to distributions received by Owens Realty Mortgage, Inc. from non-REIT corporations, such as taxable REIT subsidiaries, during the current taxable year will be taxable, to the extent designated by Owens Realty Mortgage, Inc., to individual stockholders as “qualified dividend income” generally taxable at the maximum rate of 20%. Distributions in excess of its current and accumulated earnings and profits will not be taxable to a stockholder to the extent that the distributions do not exceed the adjusted tax basis of the stockholder’s shares. Rather, such distributions will reduce the adjusted basis of such shares (but not below zero). Distributions in excess of current and accumulated earnings and profits that exceed the stockholder’s adjusted basis in its shares will be taxable as capital gains in the amount of such excess if the shares are held as a capital asset. If Owens Realty Mortgage, Inc. declares a dividend in October, November or December of any year with a record date in one of these months and pays the dividend on or before January 31 of the following year, Owens Realty Mortgage, Inc. will be treated as having paid the dividend, and the stockholder will be treated as having received the dividend, on December 31 of the year in which the dividend was declared.

Owens Realty Mortgage, Inc. may elect to designate distributions of its net capital gain as “capital gain dividends.” Capital gain dividends are taxed to stockholders as gain from the sale or exchange of a capital asset held for more than one year, without regard to how long the stockholder has held its shares. Thus, with certain limitations, capital gain dividends received by an individual stockholder may be eligible for preferential rates of taxation. If Owens Realty Mortgage, Inc. designates any portion of a dividend as a capital gain dividend, a stockholder will receive an IRS Form 1099-DIV indicating the amount that will be taxable to the stockholder as capital gain. Corporate stockholders, however, may be required to treat up to 20% of capital gain dividends as ordinary income.

Instead of paying capital gain dividends, Owens Realty Mortgage, Inc. may designate all or part of its net capital gain as “undistributed capital gain.” Owens Realty Mortgage, Inc. will be subject to tax at regular corporate rates on any undistributed capital gain.

A stockholder:

•	will include in its income as long-term capital gains its proportionate share of such undistributed capital gains; and

•
will be deemed to have paid its proportionate share of the tax paid by Owens Realty Mortgage, Inc. on such undistributed capital gains and receive a credit or a refund to the extent that the tax paid by Owens Realty Mortgage, Inc. exceeds the stockholder’s tax liability on the undistributed capital gain.

A stockholder will increase the basis in its Common Stock by the difference between the amount of capital gain included in its income and the amount of tax it is deemed to have paid. The earnings and profits of Owens Realty Mortgage, Inc. will be adjusted appropriately.

Owens Realty Mortgage, Inc. will classify portions of any designated capital gain dividend or undistributed capital gain based on the source of such capital gain as either:

•	a 20% rate gain distribution, which would be taxable to most non-corporate stockholders at a maximum rate of 20%; or

•	an “unrecaptured Section 1250 gain” distribution, which would be taxable to non-corporate stockholders at a maximum rate of 25%.

Distributions made by Owens Realty Mortgage, Inc. and gain arising from the sale or exchange by a stockholder of shares will not be treated as passive activity income and, as a result, U.S. stockholders generally will not be able to apply any “passive losses” against this income or gain. In addition, taxable distributions from Owens Realty Mortgage, Inc. other than distributions of “qualified dividend income” generally will be treated as investment income for purposes of the investment interest limitations. A stockholder may elect to treat capital gain dividends, capital gains from the disposition of shares and qualified dividend income as investment income for purposes of the investment interest limitation, in which case the applicable capital gains or dividend income will be taxed at ordinary income rates. Owens Realty Mortgage, Inc. will notify stockholders regarding the portions of distributions for each year that constitute ordinary income, qualified dividend income, return of capital and capital gain. Stockholders may not include in their individual income tax returns any net operating losses or capital losses of Owens Realty Mortgage, Inc. Owens Realty Mortgage, Inc.’s operating or capital losses will be carried over by Owens Realty Mortgage, Inc. for potential offset against future income, subject to applicable limitations.

Sales of Shares. Upon any taxable sale or other disposition of shares, a stockholder will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference between:

•	the amount of cash and the fair market value of any property received on the sale or other disposition; and

•	the holder’s adjusted basis in the shares for tax purposes.

The applicable tax rate will depend on the stockholder’s holding period in the asset (generally, if an asset has been held for more than one year it will produce long-term capital gain) and the stockholder’s tax bracket. The IRS has the authority to prescribe, but has not yet prescribed, regulations that would apply a capital gain tax rate of 25% (which is generally higher than the long-term capital gain tax rates for noncorporate stockholders) to a portion of capital gain realized by a noncorporate stockholder on the sale of REIT shares that would correspond to the REIT’s “unrecaptured Section 1250 gain.” Stockholders are urged to consult with their own tax advisors with respect to their capital gain tax liability. A corporate stockholder will be subject to tax at a maximum rate of 35% on capital gain from the sale of Owens Realty Mortgage, Inc. shares held for more than 12 months. In general, any loss recognized by a stockholder upon the sale or other disposition of shares that have been held for six months or less, after applying the holding period rules, will be treated as a long-term capital loss, to the extent of distributions received by the stockholder from Owens Realty Mortgage, Inc. that were required to be treated as long-term capital gains.

        Tax Rates. The maximum tax rate for taxpayers taxed at individual rates for (1) capital gains, including certain “capital gain dividends,” is 20% (although depending on the characteristics of the assets which produced these gains and on designations which we may make, certain capital gain dividends may be taxed at a 25% rate) and (2) “qualified dividend income” is 20%. In general, dividends payable by REITs are not eligible for the reduced tax rate on qualified dividend income, except to the extent that certain holding requirements have been met and the REIT’s dividends are attributable to dividends received from taxable corporations (such as its taxable REIT subsidiaries) or to income that was subject to tax at the corporate/REIT level (for example, if it distributed taxable income that it retained and paid tax on in the prior taxable year) or to dividends properly designated by the REIT as “capital gain dividends.” U.S. stockholders that are corporations may be required to treat up to 20% of some capital gain dividends as ordinary income.

Medicare Tax on Unearned Income. Recently enacted healthcare legislation requires certain U.S. stockholders that are individuals, estates or trusts to pay an additional 3.8% Medicare tax on, among other things, dividends on and capital gains from the sale or other disposition of stock for taxable years beginning after December 31, 2012. U.S. stockholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of Owens Realty Mortgage, Inc. stock.

Recent Legislation Relating to Foreign Accounts. Under recently enacted legislation and IRS guidance, U.S. stockholders that hold their Owens Realty Mortgage, Inc. stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends paid after December 31, 2012 and proceeds of sales of Owens Realty Mortgage, Inc. stock paid after December 31, 2014 if certain disclosure requirements are not satisfied. U.S. stockholders should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of Owens Realty Mortgage, Inc. stock.

Taxation of Tax-Exempt Stockholders

Provided that a tax-exempt stockholder has not held its Common Stock as “debt-financed property” within the meaning of the Code, the dividend income from Owens Realty Mortgage, Inc. will not be unrelated business taxable income, referred to as UBTI, to a tax-exempt stockholder. Similarly, income from the sale of shares will not constitute UBTI unless the tax-exempt stockholder has held its shares as debt financed property within the meaning of the Code or has used the shares in a trade or business.

However, for tax-exempt stockholders that are social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts and qualified group legal services plans exempt from U.S. federal income taxation under Sections 501(c)(7), (c)(9), (c)(17) and (c)(20) of the Code, respectively, income from an investment in Owens Realty Mortgage, Inc. will constitute UBTI unless the organization properly sets aside or reserves such amounts for purposes specified in the Code. These tax-exempt stockholders should consult their own tax advisors concerning these “set aside” and reserve requirements.

Notwithstanding the above, however, a portion of the dividends paid by a “pension-held REIT” are treated as UBTI if received by any trust which is described in Section 401(a) of the Code, is tax- exempt under Section 501(a) of the Code and holds more than 10%, by value, of the interests in the REIT.

Tax-exempt pension funds that are described in Section 401(a) of the Code are referred to below as “pension trusts.”

A REIT is a pension held REIT if it meets the following two tests:

1.
it qualified as a REIT only by reason of Section 856(h)(3) of the Code, which provides that stock owned by pension trusts will be treated, for purposes of determining if the REIT is closely held, as owned by the beneficiaries of the trust rather than by the trust itself; and

2.
either (a) at least one pension trust holds more than 25% of the value of the REIT’s stock or (b) a group of pension trusts each individually holding more than 10% of the value of the REIT’s shares, collectively owns more than 50% of the value of the REIT’s shares.

The percentage of any REIT dividend treated as UBTI is equal to the ratio of the UBTI earned by the REIT, treating the REIT as if it were a pension trust and therefore subject to tax on UBTI, to the total gross income of the REIT. An exception applies where the percentage is less than 5% for any year. The provisions requiring pension trusts to treat a portion of REIT distributions as UBTI will not apply if the REIT is able to satisfy the “not closely-held requirement” without relying upon the “look-through” exception with respect to pension trusts. Based on both its current share ownership and the limitations on transfer and ownership of shares contained in its charter, Owens Realty Mortgage, Inc. does not expect to be classified as a pension-held REIT, although no assurance can be given to this effect.

Information Reporting and Backup Withholding Tax Applicable to Stockholders

In general, information reporting requirements will apply to payments of distributions on the Common Stock and payments of the proceeds of the sale of the Common Stock to some stockholders, unless an exception applies. Further, the payer will be required to withhold backup withholding tax at the rate, currently, of 28% if:

•	the payee fails to furnish a taxpayer identification number, or TIN, to the payer or to establish an exemption from backup withholding;

•	the IRS notifies the payer that the TIN furnished by the payee is incorrect;

•	there has been a notified payee underreporting with respect to interest, dividends or original issue discount described in Section 3406 of the Code; or

•	there has been a failure of the payee to certify under the penalty of perjury that the payee is not subject to backup withholding under the Code.

Some stockholders, including corporations, will be exempt from backup withholding. Any amounts withheld under the backup withholding rules from a payment to a stockholder will be allowed as a credit against the stockholder’s U.S. federal income tax and may entitle the stockholder to a refund, provided that the required information is furnished to the IRS.

Investors should consult their tax advisors regarding their qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable.

Taxation of Non-U.S. Stockholders

The preceding discussion does not address the rules governing U.S. federal income taxation of the ownership and disposition of our Common Stock by persons that are non-U.S. stockholders. When we use the term “non-U.S. stockholder” we mean a stockholder who or that is not a U.S. person as described above under “— Introduction.” In general, non-U.S. stockholders may be subject to special tax withholding requirements on distributions from us and with respect to their sale or other disposition of our Common Stock, except to the extent reduced or eliminated by an income tax treaty between the United States and the non-U.S. stockholder’s country of residence. A non-U.S. stockholder who is a stockholder of record and is eligible for reduction or elimination of withholding must file an appropriate form with us in order to claim such treatment. Non-U.S. stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences to them of an acquisition of shares of our Common Stock, including the U.S. federal income tax treatment of dispositions of interests in and the receipt of distributions from us.

Possible Legislative or Other Actions Affecting Tax Considerations

Prospective investors should recognize that the present U.S. federal income tax treatment of an investment in Owens Realty Mortgage, Inc. may be modified by legislative, judicial or administrative action at any time, and that any such action may affect investments and commitments previously made. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department, resulting in revisions of regulations and revised interpretations of established concepts as well as statutory changes. Revisions in U.S. federal tax laws and interpretations thereof could adversely affect the tax consequences of an investment in Owens Realty Mortgage, Inc.

Other Tax Consequences for Owens Realty Mortgage, Inc. and Its Stockholders

Owens Realty Mortgage, Inc. and its stockholders will be subject to state or local taxation in various state or local jurisdictions, including those in which it or they transact business or reside. The state and local tax treatment of Owens Realty Mortgage, Inc. and its stockholders may not conform to the U.S. federal income tax consequences discussed above. Consequently, prospective stockholders of Owens Realty Mortgage, Inc. should consult their own tax advisors regarding the effect of state and local tax laws on an investment in Owens Realty Mortgage, Inc.

A portion of Owens Realty Mortgage, Inc.’s income may be earned through Owens Realty Mortgage, Inc.’s wholly-owned taxable REIT subsidiaries. The wholly-owned taxable REIT subsidiaries will be subject to U.S. federal and state income tax at the full applicable corporate rates. In addition, a taxable REIT subsidiary may be limited in its ability to deduct interest payments made to Owens Realty Mortgage, Inc.

To the extent that Owens Realty Mortgage, Inc. and its wholly-owned taxable REIT subsidiaries are required to pay U.S. federal, state or local taxes, Owens Realty Mortgage, Inc. will have less cash available for distribution to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the total number and percentage of OMIF and its subsidiaries’ units beneficially owned as of December 31, 2012 by:

•	each director of Owens Financial Group, Inc.;

•	the chief executive officer and other executive officers of Owens Financial Group, Inc.; and

•	all directors and executive officers of Owens Financial Group, Inc. as a group.

As of December 31, 2012, to our knowledge, none of the Limited Partners were beneficial owners of 5% or more of the LP Units.

Unless otherwise noted, the percentage ownership of each unit holder is calculated based on 278,605,524 LP Units outstanding prior to the REIT conversion as of December 31, 2012. The percentage ownership of each stockholder after the REIT conversion is calculated based on 11,198,120 shares of Common Stock outstanding, which is derived from the sum of: (i) the shares of Common Stock to be received by each Limited Partner, assuming each 25 units held by the Limited Partners will be converted into one share of Common Stock, and (ii) the shares of Common Stock to be received by Owens Financial Group, Inc., assuming each 25 units of the 1,378,256 units representing the GP Contribution Interest will be converted into one share of Common Stock (calculations are based on the units outstanding as of December 31, 2012). The address of each of the persons in the table is c/o Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595.

	LP Units Beneficially Owned Prior to		Shares of Common Stock Beneficially Owned After		TOTB Miami, LLC Units Owned Before and After
	the REIT Conversion		the REIT Conversion		the REIT Conversion (1)

Beneficial Owner	Number	Percent	Number	Percent	Number	Percent

William C. Owens (2)(3)(4)	1,409,919	*	111,523	1%	8,304,123	19.26%
Bryan H. Draper (5)	511,859	*	20,473	*	--	--
William E. Dutra (6)	67,239	*	2,689	*	--	--
Andrew J. Navone (7)	469,295	*	18,770	*	--	--
All directors and executive officers as a group (4 persons)	2,458,312	*	153,455	1.37%	8,304,123	19.26%

*	Represents less than 1%.

(1)
Before the REIT Conversion, TOTB Miami, LLC was an OMIF subsidiary owned by OMIF and Owens Financial Group, Inc. After the REIT Conversion, TOTB Miami, LLC will be a subsidiary of Owens Realty Mortgage, Inc. owned by Owens Realty Mortgage, Inc. and Owens Financial Group, Inc. The percentage of ownership is calculated based on 43,106,667 units of TOTB Miami, LLC outstanding (excluding preferred Class A units).

(2)
Mr. Owens owns 56.0976% of Owens Financial Group, Inc. Each of Mr. Draper, Mr. Dutra and Mr. Navone own 14.6341% of Owens Financial Group, Inc. Accordingly, Mr. Owens has shared voting and investment power with respect to 8,304,123 units of TOTB Miami, LLC held by Owens Financial Group, Inc. Additionally, Mr. Owens has shared voting and investment power with respect to 698,015 LP Units held by Owens Financial Group, Inc. and 343,418 LP Units held by Investors Yield. Inc. (a wholly-owned subsidiary of Owens Financial Group, Inc.). After the REIT conversion, Mr. Owens will own shares of Common Stock in the same capacity and in proportional amounts, assuming each of the aforementioned 25 LP Units will be converted into one share of Common Stock. After the REIT conversion, TOTB Miami, LLC will be a subsidiary of Owens Realty Mortgage Inc., and Mr. Owens, through his ownership of 56.0976% of Owens Financial Group, Inc., will continue to share voting and investment power with respect to TOTB Miami, LLC units held by Owens Financial Group, Inc.

(3)
Mr. Owens has sole voting and investment power with respect to 9,000 LP Units held by a trust. Additionally, Mr. Owens has shared voting and investment power with respect to 32,881 LP Units held by his spouse, 210,666 LP Units held by a trust, and 115,939 LP Units held by a limited partnership. After the REIT conversion, Mr. Owens will hold shares of Common Stock in the same capacity and in proportional amounts, assuming each of the aforementioned 25 LP Units will be converted into one share of Common Stock.

(4)
In addition to holding LP Units as described above, Owens Financial Group, Inc. holds a general partner interest of approximately 1% of the aggregate capital accounts of the Limited Partners, which equals approximately 2,874,856 units of OMIF. Such general partner interest consists of the Carried Interest and the GP Contribution Interest and has not been included in the “LP Units Beneficially Owned Prior to the REIT Conversion” table. After the REIT conversion, the Carried Interest will be cancelled, while the GP Contribution Interest, which equals approximately 1,378,256 units of OMIF, will be converted into shares of Common Stock in the same manner LP Units are converted into shares of Common Stock. Accordingly, after the REIT conversion, Owens Financial Group, Inc. will receive 55,130 shares of Common Stock representing the GP Contribution Interest which shall be beneficially owned by Mr. Owens in the same manner as the other shares of Common Stock held by Owens Financial Group, Inc. The 55,130 shares of Common Stock to be received by Owens Financial Group, Inc. and beneficially owned by Mr. Owens have been included in the above “Shares of Common Stock Beneficially Owned After the REIT Conversion” table.

(5)
Mr. Draper has sole voting and investment power with respect to 88,902 LP Units owned through his IRA account. Mr. Draper has shared voting and investment power with respect to 422,957 LP Units owned by a partnership of which he is a 50% owner and by a trust. After the REIT conversion, Mr. Draper will hold shares of Common Stock in the same capacity and in proportional amounts, assuming each of the aforementioned 25 LP Units will be converted into one share of Common Stock.

(6)
Mr. Dutra has sole voting and investment power with respect to all 67,239 LP Units owned directly by him. After the REIT conversion, Mr. Dutra will hold shares of Common Stock in the same capacity and in proportional amounts, assuming each of the aforementioned 25 LP Units will be converted into one share of Common Stock.

(7)
Mr. Navone has shared voting and investment power with respect to 162,372 LP Units owned by a trust of which he is a co-trustee, 42,119 LP Units held by his children, and 264,804 LP Units owned by a limited liability company of which he owns 50%. After the REIT conversion, Mr. Navone will hold shares of Common Stock in the same capacity and in proportional amounts, assuming each of the aforementioned 25 LP Units will be converted into one share of Common Stock.

The following table sets forth the total number and percentage of Common Stock beneficially owned as of December 31, 2012 by:

•	each person who owns more than 5% of Common Stock;

•	each director and prospective director of Owens Realty Mortgage, Inc.;

•	the president and other executive officers of Owens Realty Mortgage, Inc.; and

•	all directors, prospective directors, and executive officers of Owens Realty Mortgage, Inc. as a group.

As of December 31, 2012, William C. Owens, who is the Chief Executive Officer, President and a director of Owens Realty Mortgage, Inc., is the beneficial owner of 100% of Common Stock.

Unless otherwise noted, the percentage ownership prior to the REIT conversion is calculated based on 1,000 shares of Common Stock outstanding as of December 31, 2012. The percentage ownership of each stockholder after the REIT conversion is calculated based on 11,198,120 shares of Common Stock outstanding, which is derived from the sum of: (i) the shares of Common Stock to be received by each Limited Partner, assuming each 25 units held by the Limited Partners will be converted into one share of Common Stock, and (ii) the shares of Common Stock to be received by Owens Financial Group, Inc., assuming each 25 units of the 1,378,256 units representing the GP Contribution Interest will be converted into one share of Common Stock (calculations are based on the units outstanding as of December 31, 2012). The address of each of the persons in the table is c/o Owens Realty Mortgage, Inc., 2221 Olympic Boulevard, Walnut Creek, California 94595.

	Shares of Common Stock Beneficially Owned Prior to the REIT Conversion		Shares of Common Stock Beneficially Owned After the REIT Conversion

Beneficial Owner	Number	Percentage	Number	Percentage

William C. Owens (1) (2)	1,000	100%	111,523	1%
Bryan H. Draper (3)**	--	--	20,473	*
M. Lyman Bates**	--	--	--	--
Dennis George Schmal**	--	--	--	--
James Matthew Kessler (4)**	--	--	29,074	*
All directors, prospective directors, and executive officers as a group (5 persons)	1,000	100%	161,070	1.44%

*	Represents less than 1%.
**	Prospective director

(1)
Prior to the REIT conversion, Mr. Owens owns 1,000 shares of Common Stock and has sole voting and investment power over such shares. The shares of Common Stock held by Mr. Owens prior to the REIT conversion will be cancelled in exchange for $1,000 upon the effectiveness of the REIT conversion.

(2)	For details on the shares of Common Stock held by Mr. Owens after the REIT Conversion, please refer to the preceding ownership table and the footnotes thereto.

(3)	For details on the shares of Common Stock held by Mr. Draper after the REIT Conversion, please refer to the preceding ownership table and the footnotes thereto.

(4)
Prior to the REIT conversion, Mr. Kessler owns 726,888 LP Units through two trusts. Mr. Kessler has sole voting and investment power over 445,923 LP Units held in one of those trusts, and shared voting and investment power over 280,965 LP Units held in the other trust. After the REIT conversion, Mr. Kessler will hold shares of Common Stock in the same capacity and in proportional amounts, assuming each of the aforementioned 25 LP Units will be converted into one share of Common Stock.

LEGAL MATTERS

Certain legal matters, including certain tax matters, Maryland law and the validity of shares of Common Stock, will be passed upon for OMIF and Owens Realty Mortgage, Inc. by Venable LLP.

EXPERTS

The financial statements of OMIF as of and for the year ended December 31, 2011 and the balance sheet of Owens Realty Mortgage, Inc. as of November 30, 2012, have been audited by Crowe Horwath LLP, and the financial statements of OMIF as of and for the year ended December 31, 2010, have been audited by Perry-Smith LLP, both independent registered public accounting firms, as set forth in their respective reports, and are included with this proxy statement/prospectus in reliance upon such reports given on the authority of such firms as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

OMIF is not required to deliver an annual report in connection with this proxy statement/prospectus and will not voluntarily send an annual report to security holders. OMIF files annual, quarterly and current reports and other information with the SEC. After the REIT conversion, Owens Realty Mortgage, Inc. will file annual, quarterly and current reports and other information with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document filed with the SEC at its public reference facilities at 100 F Street, N.E., Washington, D.C. 20549 on official business days during the hours of 10:00 a.m. to 3:00 p.m. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

Security holders should only rely on the information contained in this proxy statement/prospectus in determining how to vote. Neither OMIF nor Owens Realty Mortgage, Inc. has authorized anyone to provide you with information that is different from the information contained in this proxy statement/prospectus. This proxy statement/prospectus is dated February 14, 2013. Security holders should not assume that the information contained in this document is accurate as of any date other than that date, and neither the mailing of this proxy statement/prospectus to the Limited Partners nor the issuance of shares of Common Stock in connection with the merger shall create any implication to the contrary.

OTHER MATTERS

The board of directors of Owens Financial Group, Inc., as the sole general partner of OMIF, knows of no other business to be presented at the special meeting. In the event that other matters properly come before the special meeting, the persons named as proxies will vote on them in accordance with their best judgment.

By Order of the Board of Directors of Owens Financial Group, Inc.,
as the sole general partner of Owens Mortgage Investment Fund

William C. Owens
Chairman, President and Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Partners
Owens Mortgage Investment Fund, a California Limited Partnership
Walnut Creek, California

We have audited the accompanying consolidated balance sheet of Owens Mortgage Investment Fund, a California Limited Partnership (the “Partnership”), as of December 31, 2011, and the related consolidated statements of operations, partners’ capital and cash flows for the year then ended. We have also audited the accompanying financial statement schedules III and IV of the Partnership listed in Item 15. These consolidated financial statements and financial statement schedules are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Partnership is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2011, and the results of its operations and its cash flows for the year then ended in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedules, when considered in relation to the consolidated financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Crowe Horwath LLP

San Francisco, California
March 29, 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Partners
Owens Mortgage Investment Fund, a California Limited Partnership

We have audited the accompanying consolidated balance sheet of Owens Mortgage Investment Fund, a California Limited Partnership (the “Partnership”), as of December 31, 2010 and the related consolidated statements of operations, partners’ capital and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2010, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The outstanding limited partnership units and net loss per limited partnership unit presented in the 2010 financial statements have been restated.

/s/ Perry-Smith LLP

San Francisco, California
March 15, 2011, March 2, 2012 as to the restatement discussed in our report

OWENS MORTGAGE INVESTMENT FUND,
A CALIFORNIA LIMITED PARTNERSHIP

Consolidated Balance Sheets
December 31,

Assets	2011	2010
Cash and cash equivalents	$16,201,121	$5,375,060
Certificates of deposit	1,994,055	2,003,943
Loans secured by trust deeds, net of allowance for losses of $24,541,897 in 2011 and $36,068,515 in 2010	44,879,979	121,596,980
Interest and other receivables	1,455,846	4,493,614
Vehicles, equipment and furniture, net of accumulated depreciation of $444,902 in 2011 and $309,676 in 2010	279,778	387,975
Other assets, net of accumulated amortization of $751,065 in 2011 and $675,398 in 2010	1,328,586	1,036,146
Investment in limited liability company	2,140,036	2,141,971
Real estate held for sale	13,970,673	15,132,847
Real estate held for investment, net of accumulated depreciation of $6,458,712 in 2011 and $5,887,910 in 2010	131,620,987	81,933,352

	$213,871,061	$234,101,888
Liabilities and Partners’ Capital
Liabilities:
Accrued distributions payable	$73,584	$46,014
Due to general partner	329,002	682,231
Accounts payable and accrued liabilities	3,211,321	2,387,087
Deferred gains	1,448,936	1,475,220
Note payable	10,242,431	10,393,505

Total liabilities	15,305,274	14,984,057

Partners’ capital (units subject to redemption):
General partner	1,848,993	2,259,916
Limited partners
Authorized 500,000,000 units; 278,605,524 and 290,019,136 units outstanding in 2011 and 2010, respectively	179,196,966	216,841,448

Total OMIF partners’ capital	181,045,959	219,101,364

Noncontrolling interests	17,519,828	16,467
Total partners’ capital	198,565,787	219,117,831

	$213,871,061	$234,101,888

The accompanying notes are an integral part of these consolidated financial statements.

OWENS MORTGAGE INVESTMENT FUND,
A CALIFORNIA LIMITED PARTNERSHIP

Consolidated Statements of Operations
Years Ended December 31,

	2011	2010
Revenues:
Interest income on loans secured by trust deeds	$5,340,638	$8,035,001
Gain on sale of real estate and other assets, net	26,283	314,955
Rental and other income from real estate properties	12,575,756	8,022,768
Income from investment in limited liability company	153,065	149,491
Other income	25,002	19,489

Total revenues	18,120,744	16,541,704

Expenses:
Management fees to general partner	2,312,377	1,966,026
Servicing fees to general partner	264,446	491,327
Administrative	208,965	60,000
Legal and accounting	580,500	514,882
Rental and other expenses on real estate properties	13,652,623	8,852,117
Interest expense	530,063	1,976,831
Other	90,043	85,063
Provision for loan losses	9,074,121	16,519,900
Losses on real estate properties	15,022,659	8,907,219

Total expenses	41,735,797	39,373,365

Net loss	$(23,615,053)	$(22,831,661)

Less: Net income attributable to noncontrolling interests	(1,129,202)	(5,859)

Net loss attributable to OMIF	$(24,744,255)	$(22,837,520)

Net loss allocated to general partner	$(274,408)	$(226,017)

Net loss allocated to limited partners	$(24,469,847)	$(22,611,503)

Net loss allocated to limited partners per weighted average limited partnership unit	$(0.09)	$(0.08)

The accompanying notes are an integral part of these consolidated financial statements.

OWENS MORTGAGE INVESTMENT FUND,
A CALIFORNIA LIMITED PARTNERSHIP

Consolidated Statements of Partners’ Capital
Years Ended December 31,

				Total OMIF		Total
	General	Limited partners		Partners’	Noncontrolling	Partners'
	partner	Units	Amount	capital	interests	capital

Balances, December 31, 2009	$2,512,399	289,343,902	$241,338,206	$243,850,605	$34,656	$243,885,261

Net (loss) income	(226,017)	675,234	(22,611,503)	(22,837,520)	5,859	(22,831,661)
Partners’ income distributions	(26,466)	—	(1,885,255)	(1,911,721)	(24,048)	(1,935,769)

Balances, December 31, 2010	$2,259,916	290,019,136	$216,841,448	$219,101,364	$16,467	$219,117,831

Net (loss) income	(274,408)	55,745	(24,469,847)	(24,744,255)	1,129,202	(23,615,053)
Noncontrolling interests of newly consolidated LLC’s	—	—	—	—	16,257,427	16,257,427
Contribution from noncontrolling interest	—	—	—	—	135,944	135,944
Partners’ capital distributions	(118,344)	(11,469,357)	(11,469,357)	(11,587,701)	—	(11,587,701)
Partners’ income distributions	(18,171)	—	(1,705,278)	(1,723,449)	(19,212)	(1,742,661)

Balances, December 31, 2011	$1,848,993	278,605,524	$179,196,966	$181,045,959	$17,519,828	$198,565,787

The accompanying notes are an integral part of these consolidated financial statements.

OWENS MORTGAGE INVESTMENT FUND,
A CALIFORNIA LIMITED PARTNERSHIP
Consolidated Statements of Cash Flows
Years ended December 31,
	2011	2010
Cash flows from operating activities:
Net loss	$(23,615,053)	$(22,831,661)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Gain on sale of real estate and other assets, net	(26,283)	(314,955)
Income from investment in limited liability company	(153,065)	(149,491)
Provision for loan losses	9,074,121	16,519,900
Losses on real estate properties	15,022,659	8,907,219
Bad debt expense	3,774	1,430
Depreciation and amortization	3,133,821	1,818,527
Changes in operating assets and liabilities:
Interest and other receivables	(1,622,454)	(1,303,364)
Other assets	(367,883)	(552,460)
Accounts payable and accrued liabilities	(2,156,637)	252,076
Due to general partner	(353,229)	320,021
Net cash (used in) provided by operating activities	(1,060,229)	2,667,242

Cash flows from investing activities:
Investment in loans secured by trust deeds	—	(1,368,700)
Principal collected on loans	26,530,507	14,490,984
Sales of loans to third parties	—	6,821,950
Investment in real estate properties	(1,464,155)	(1,059,836)
Net proceeds from disposition of real estate properties	—	1,194,258
Purchases of vehicles, equipment and furniture	(27,028)	(5,649)
Distribution received from investment in limited liability company	155,000	149,500
Transfer from restricted to unrestricted cash	—	986,150
Maturities of certificates of deposit	2,008,099	1,807,018
Investments in certificates of deposit	(1,998,211)	(2,095,370)
Net cash provided by investing activities	25,204,212	20,920,305

Cash flows from financing activities
Repayments on line of credit payable	—	(23,695,102)
Repayments on note payable	(151,074)	(106,495)
Distributions to noncontrolling interest	(19,212)	(24,048)
Contribution from noncontrolling interest	135,944	—
Partners’ capital distributions	(11,587,701)	—
Partners’ income distributions	(1,695,879)	(1,917,114)
Net cash used in financing activities	(13,317,922)	(25,742,759)

Net increase (decrease) in cash and cash equivalents	10,826,061	(2,155,212)

Cash and cash equivalents at beginning of year	5,375,060	7,530,272

Cash and cash equivalents at end of year	$16,201,121	$5,375,060

Supplemental Disclosures of Cash Flow Information
Cash paid during the year for interest	$530,722	$1,977,296
See notes 3, 6 and 7 for supplemental disclosure of noncash operating, investing and financing activities.
The accompanying notes are an integral part of these consolidated financial statements.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

NOTE 1 – ORGANIZATION

Owens Mortgage Investment Fund, a California Limited Partnership, (the Partnership) was formed on June 14, 1984 to invest in loans secured by first, second and third trust deeds, wraparound, participating and construction mortgage loans and leasehold interest mortgages. The Partnership commenced operations on the date of formation and will continue until December 31, 2034 unless dissolved prior thereto under the provisions of the Partnership Agreement.

The general partner of the Partnership is Owens Financial Group, Inc. (OFG), a California corporation engaged in the origination of real estate mortgage loans for eventual sale and the subsequent servicing of those mortgages for the Partnership and other third-party investors. The Partnership’s operations are managed solely by OFG pursuant to the Partnership Agreement.

OFG is authorized to offer and sell units in the Partnership up to an aggregate of 500,000,000 units outstanding at $1.00 per unit, representing $500,000,000 of limited partnership interests in the Partnership. Limited partnership units outstanding were 278,605,524 and 290,019,136 as of December 31, 2011 and 2010, respectively.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements include the accounts of the Partnership and its majority- and wholly- owned limited liability companies (see Notes 6 and 7). All significant inter-company transactions and balances have been eliminated in consolidation. The Partnership is in the business of providing mortgage lending services and manages its business as one operating segment. Due to foreclosure activity, the Partnership also owns and manages real estate assets.

Certain reclassifications not affecting net income have been made to the 2010 consolidated financial statements to conform to the 2011 presentation.

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Such estimates relate principally to the determination of the allowance for loan losses, including the valuation of impaired loans, the valuation of real estate held for sale and investment, and the estimate of the environmental remediation liability (see Note 5). Fair value estimates are derived from information available in the real estate markets including similar property, and often require the experience and judgment of third parties such as real estate appraisers and brokers. The estimates figure materially in calculating the value of the property at acquisition, the level of charge to the allowance for loan losses and any subsequent valuation reserves or write-downs. Such estimates are inherently imprecise and actual results could differ significantly from such estimates.

Recently Adopted Accounting Standards

ASU No. 2011-01

In January 2011, the FASB issued ASU No. 2011-01, “Receivables (Topic 310) – Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20” The amendments in this ASU temporarily delayed the effective date of the disclosures about troubled debt restructuring in ASU No. 2010-20 for public entities. The delay was intended to allow the Board time to complete its deliberations on what constitutes a troubled debt restructuring. The effective date of the new disclosures about troubled debt restructurings for public entities and the guidance for determining what constitutes a troubled debt restructuring were addressed in ASU no. 2011-02.

ASU No. 2011-02

In April 2011, the FASB issued ASU No. 2011-02, “Receivables (Topic 310) – A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring”. The amendments in this ASU state that in evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that the restructuring constitutes a concession and the debtor is experiencing financial difficulties and further clarifies when these conditions have been met. In addition, the amendments clarify that a creditor is precluded from using the effective interest rate test in the debtor’s guidance on restructuring of payables when evaluating whether a restructuring constitutes a troubled debt restructuring. The amendments in this ASU were effective for the interim period ended September 30, 2011, and have been applied retrospectively to January 1, 2011 by the Partnership.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

ASU No. 2010-06

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures (Topic 820) – Improving Disclosures about Fair Value Measurements.” This ASU requires new disclosures with respect to transfers in and out of Levels 1 and 2 and that Level 3 fair value measurements present separately information about purchases, sales, issuances and settlements (on a gross basis). In addition, the ASU requires reporting entities to provide fair value measurement disclosures for each class of assets and liabilities and the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. The ASU is effective for interim and annual reporting periods beginning after December 15, 2009 (except certain disclosures about Level 3 activity which is effective in fiscal years beginning after December 15, 2010). The implementation of this ASU did not have a material impact on the Partnership’s fair value disclosures.

ASU No. 2010-20

In July 2010, the FASB issued ASU No. 2010-20, “Receivables (Topic 310) – Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses.” The amendments in this ASU require an entity to provide a greater level of disaggregated information about the credit quality of its financing receivables and its allowance for credit losses. In addition, the amendments require an entity to disclose credit quality indicators, past due information, and modifications of its financing receivables. The ASU is effective for interim and annual reporting periods ending on or after December 15, 2010. The implementation of this ASU required significant new disclosures in the notes to the Partnership’s consolidated financial statements (see Note 4).

Recently Issued Accounting Standards

ASU No. 2011-04

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820)”. The amendments in this ASU result in common fair value measurement and disclosure requirements in U.S. Generally Accepted Accounting Principles and International Financial Reporting Standards. It changes the wording used to describe the requirements for measuring fair value and for disclosing information about fair value measurements, among several other less significant changes. This ASU is effective during interim and annual periods beginning after December 15, 2011. Early application is not permitted.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

Loans Secured by Trust Deeds

Loans secured by trust deeds are stated at the principal amount outstanding. The Partnership’s portfolio consists primarily of commercial real estate loans generally collateralized by first, second and third deeds of trust. Interest income on loans is accrued by the simple interest method. Loans are generally placed on nonaccrual status when the borrowers are past due greater than ninety days or when full payment of principal and interest is not expected. When a loan is classified as nonaccrual, interest accruals discontinue and all past due interest remains accrued until the loan becomes current, is paid off or is foreclosed upon. Interest accruals are resumed on such loans only when they are brought fully current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest. Cash receipts on all nonaccrual loans are recorded as interest income, except when such payments are specifically designated as principal reduction or when management does not believe the Partnership’s investment in the loan is fully recoverable.

Allowance for Loan Losses

Loans and the related accrued interest and advances are analyzed by management on a periodic basis for ultimate recovery. The allowance for loan losses is an estimate of probable credit losses inherent in the Partnership’s loan portfolio that have been incurred as of the balance-sheet date. The allowance is established through a provision for loan losses which is charged to expense. Additions to the allowance are expected to maintain the adequacy of the total allowance after credit losses and loan growth. Credit exposures determined to be uncollectible are charged against the allowance. Cash received on previously charged off amounts is recorded as a recovery to the allowance. The overall allowance consists of two primary components, specific reserves related to impaired loans and general reserves for probable inherent losses related to loans that are not impaired.

Regardless of the loan type, a loan is considered impaired when, based on current information and events, it is probable that the Partnership will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the original agreement. All loans determined to be impaired are individually evaluated for impairment. When a loan is impaired, management estimates impairment based on the present value of expected future cash flows discounted at the loan's effective interest rate, except that as a practical expedient, it may measure impairment based on a loan's observable market price, or estimates of the fair value of the collateral if the loan is collateral dependent. A loan is collateral dependent if the repayment of the loan is expected to be provided solely by the underlying collateral. These valuations are generally updated during the fourth quarter but may be updated during interim periods if deemed appropriate by management.

A restructuring of a debt constitutes a troubled debt restructuring (TDR) if the Partnership for economic or legal reasons related to the debtor's financial difficulties grants a concession to the debtor that it would not otherwise consider. Restructured loans typically present an elevated level of credit risk as the borrowers are not able to perform according to the original contractual terms. Loans that are reported as TDR’s are considered impaired and measured for impairment as described above.

The determination of the general reserve for loans that are not impaired is based on estimates made by management, to include, but not limited to, consideration of historical losses by portfolio segment, internal asset classifications, and qualitative factors to include economic trends in the Partnership’s service areas, industry experience and trends, geographic concentrations, estimated collateral values, the Partnership’s underwriting policies, the character of the loan portfolio, and probable losses inherent in the portfolio taken as a whole.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

The Partnership maintains a separate allowance for each portfolio segment (loan type). These portfolio segments include commercial real estate, improved and unimproved land, condominium, and single-family (1-4 units) loans. The allowance for loan losses attributable to each portfolio segment, which includes both impaired loans and loans that are not impaired, is combined to determine the Partnership’s overall allowance, which is included on the consolidated balance sheet. The reserve for loans that are not impaired consists of reserve factors that are based on management’s assessment of the following for each portfolio segment: (1) inherent credit risk, (2) historical losses, and (3) other qualitative factors. These reserve factors are inherently subjective and are driven by the repayment risk associated with each portfolio segment described below.

Improved and Unimproved Land – These loans generally possess a higher inherent risk of loss than other real estate portfolio segments. A major risk arises from the necessity to complete projects within specified cost and time lines. Trends in the construction industry significantly impact the credit quality of these loans, as demand drives construction activity. In addition, trends in real estate values significantly impact the credit quality of these loans, as property values determine the economic viability of construction projects.

Commercial Real Estate and Condominiums – These loans generally possess a higher inherent risk of loss than other real estate portfolio segments, except improved and unimproved land. Adverse economic developments or an overbuilt market impact commercial and condominium real estate projects and may result in troubled loans. Trends in vacancy rates of properties impact the credit quality of these loans. High vacancy rates reduce operating revenues and the ability for properties to produce sufficient cash flow to service debt obligations.

Cash and Cash Equivalents

Cash and cash equivalents include interest-bearing and noninterest-bearing bank deposits, money market accounts and short-term certificates of deposit with original maturities of three months or less.

The Partnership maintains its cash and cash equivalents in bank deposit accounts that, at times, may exceed federally insured limits. The Partnership has not experienced any losses in such accounts.

Certificates of Deposit

At various times during the year, the Partnership may purchase certificates of deposit with various financial institutions with original maturities of up to one year. Interest income on certificates of deposit is recognized when earned. Certificates of deposit are held in several federally insured depository institutions.

Vehicles, Equipment and Furniture

Depreciation of vehicles, equipment and furniture owned by DarkHorse Golf Club, LLC, Anacapa Villas, LLC and Lone Star Golf, LLC is provided on the straight-line method over their estimated useful lives (5-7 years).

Other Assets

Other assets primarily include capitalized lease commissions and loan costs, prepaid expenses, deposits and inventory. Amortization of lease commissions is provided on the straight-line method over the lives of the related leases. Amortization of loan costs in 720 University, LLC is provided on the straight-line method through the maturity date of the related debt.

Real Estate Held for Sale

Real estate held for sale includes real estate acquired in full or partial settlement of loan obligations generally through foreclosure that is being marketed for sale. Real estate held for sale is recorded at acquisition at the lower of the recorded investment in the loan, inclusive of any senior indebtedness, or at the property’s estimated fair value less estimated costs to sell, as applicable. Any excess of the recorded investment in the loan over the net realizable value is charged against the allowance for loan losses.

After acquisition, costs incurred relating to the development and improvement of property are capitalized to the extent they do not cause the recorded value to exceed the net realizable value, whereas costs relating to holding and disposition of the property are expensed as incurred. After acquisition, real estate held for sale is analyzed periodically for changes in fair values and any subsequent write down is charged to impairment losses on real estate properties. Any recovery in the fair value subsequent to such a write down is recorded (not to exceed the net realizable value at acquisition) as an offset to impairment losses on real estate properties. Recognition of gains on the sale of real estate is dependent upon the transaction meeting certain criteria related to the nature of the property and the terms of the sale including potential seller financing.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

Real Estate Held for Investment

Real estate held for investment includes real estate acquired in full or partial settlement of loan obligations generally through foreclosure that is not being marketed for sale and is either being operated, such as rental properties; is being managed through the development process, including obtaining appropriate and necessary entitlements, permits and construction; or are idle properties awaiting more favorable market conditions. Real estate held for investment is recorded at acquisition at the lower of the recorded investment in the loan, plus any senior indebtedness, or at the property’s estimated fair value, less estimated costs to sell, as applicable.

After acquisition, costs incurred relating to the development and improvement of the property are capitalized, whereas costs relating to operating or holding the property are expensed. Subsequent to acquisition, management periodically compares the carrying value of real estate to expected undiscounted future cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying value exceeds future undiscounted cash flows, the assets are reduced to estimated fair value.

Depreciation of real estate properties held for investment is provided on the straight-line method over the estimated remaining useful lives of buildings and improvements (5-39 years). Depreciation of tenant improvements is provided on the straight-line method over the lives of the related leases.

The Partnership reclassifies real estate properties from held for investment to held for sale in the period in which all of the following criteria are met: 1) Management commits to a plan to sell the property; 2) The property is available for immediate sale in its present condition; 3) An active program to locate a buyer has been initiated; 4) The sale of the property is probable and the transfer of the property is expected to qualify for recognition as a completed sale, within one year; and 5) Actions required to complete the plan indicate it is unlikely that significant changes to the plan will be made or the plan will be withdrawn.

If circumstances arise that previously were considered unlikely, and, as a result, the Partnership decides not to sell a real estate property classified as held for sale, the property is reclassified to held for investment. The property is then measured individually at the lower of its carrying amount, adjusted for depreciation or amortization expense that would have been recognized had the property been continuously classified as held for investment or its fair value at the date of the subsequent decision not to sell.

Income Taxes

No provision for federal and state income taxes (other than the $800 state minimum tax and non-California state income tax at the Partnership level for real estate properties) is made in the consolidated financial statements since the Partnership is not a taxable entity. Accordingly, any income or loss is included in the tax returns of the partners.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

In accordance with the provisions of ASC 740-10, a tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely to be realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The total amount of unrecognized tax benefits, including interest and penalties, at December 31, 2011 and 2010 was zero. The amount of tax benefits that would impact the effective rate, if recognized, is expected to be zero. The Partnership does not anticipate any significant changes with respect to unrecognized tax benefits within the next twelve months. With few exceptions, the Partnership is no longer subject to federal and state income tax examinations by tax authorities for years before 2007.

Environmental Remediation Liability

Liabilities related to future environmental remediation costs are recorded when remediation or monitoring or both are probable and the costs can be reasonably estimated. The Partnership’s environmental remediation liability related to the property located in Santa Clara, California (held within 1850 De La Cruz, LLC – see Note 5) was recorded based on a third party consultant’s estimate of the costs required to remediate and monitor the contamination.

NOTE 3 - LOANS SECURED BY TRUST DEEDS

Loans secured by trust deeds as of December 31, 2011 and 2010 are as follows:

	2011	2010
By Property Type:
Commercial real estate	$29,552,531	$69,024,479
Condominiums	10,369,534	41,037,978
Single family homes (1-4 Units)	250,000	325,125
Improved and unimproved land	29,249,811	47,277,913
	$69,421,876	$157,665,495
By Deed Order:
First mortgages	$48,710,380	$139,169,446
Second and third mortgages	20,711,496	18,496,049
	$69,421,876	$157,665,495

Scheduled maturities of loans secured by trust deeds as of December 31, 2011 and the interest rate sensitivity of such loans are as follows:

	Fixed Interest Rate	Variable Interest Rate	Total
Year ending December 31:
2011 (past maturity)	$46,665,570	$—	$46,665,570
2012	5,035,978	—	5,035,978
2013	1,700,000	2,000,000	3,700,000
2014	—	9,000,000	9,000,000
2015	—	—	—
2016	—	4,904,823	4,904,823
Thereafter (through 2018)	115,505	—	115,505
	$53,517,053	$15,904,823	$69,421,876

Variable rate loans may use as indices the one-year, five-year and 10-year Treasury Constant Maturity Index (0.12%, 0.83% and 1.89%, respectively, as of December 31, 2011), the prime rate (3.25% as of December 31, 2011) or the weighted average cost of funds index for Eleventh District savings institutions (1.22% as of December 31, 2011) or include terms whereby the interest rate is increased at a later date. Premiums over these indices have varied from 2.0% to 6.5% depending upon market conditions at the time the loan is made.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

The following is a schedule by geographic location of loans secured by trust deeds as of December 31, 2011 and 2010:

	December 31, 2011 Balance	Portfolio Percentage	December 31, 2010 Balance	Portfolio Percentage
Arizona	$7,535,000	10.86%	$7,535,000	4.78%
California	50,624,132	72.92%	80,608,323	51.12%
Colorado	—	—	15,828,102	10.04%
Florida	—	—	26,257,122	16.65%
Hawaii	2,000,000	2.88%	2,000,000	1.27%
Idaho	—	—	2,200,000	1.40%
Nevada	—	—	1,087,700	0.69%
New York	—	—	10,500,000	6.66%
Oregon	—	—	75,125	0.05%
Pennsylvania	4,021,946	5.79%	1,922,003	1.22%
Utah	2,834,535	4.08%	3,745,857	2.38%
Washington	2,406,263	3.47%	5,906,263	3.74%
	$69,421,876	100.00%	$157,665,495	100.00%

As of December 31, 2011 and 2010, the Partnership’s loans secured by deeds of trust on real property collateral located in Northern California totaled approximately 73% ($50,624,000) and 39% ($60,854,000), respectively, of the loan portfolio. The Northern California region (which includes Monterey, Fresno, Kings, Tulare and Inyo counties and all counties north) is a large geographic area which has a diversified economic base. The ability of borrowers to repay loans is influenced by the economic strength of the region and the impact of prevailing market conditions on the value of real estate. In addition, approximately 84% of the Partnership’s mortgage loans were secured by real estate located in the states of California and Arizona, which have experienced dramatic reductions in real estate values over the past three years.

As of December 31, 2011 and 2010, approximately $64,402,000 (92.8%) and $147,451,000 (93.5%) of Partnership loans are interest-only and require the borrower to make a “balloon payment” on the principal amount upon maturity of the loan. To the extent that a borrower has an obligation to pay mortgage loan principal in a large lump sum payment, its ability to satisfy this obligation may be dependent upon its ability to sell the property, obtain suitable refinancing or otherwise raise a substantial cash amount. As a result, these loans involve a higher risk of default than fully amortizing loans. Borrowers occasionally are not able to pay the full amount due at the maturity date. The Partnership may allow these borrowers to continue making the regularly scheduled monthly interest payments for certain periods of time to assist the borrower in meeting the balloon payment obligation without formally filing a notice of default. These loans for which the principal and any accrued interest is due and payable, but the borrower has failed to make such payment of principal and/or accrued interest are referred to as “past maturity loans”. As of December 31, 2011 and 2010, the Partnership had sixteen and twenty-seven past maturity loans totaling approximately $46,666,000 and $122,402,000, respectively.

As of December 31, 2011 and 2010, the Partnership had eighteen and twenty-four impaired loans, respectively, that were impaired and/or delinquent in payments greater than ninety days totaling approximately $52,327,000 and $121,565,000, respectively. This included fourteen and twenty-two matured loans totaling $45,176,000 and $119,084,000, respectively. In addition, two and five loans totaling approximately $1,490,000 and $3,318,000, respectively, were past maturity but current in monthly payments as of December 31, 2011 and 2010, respectively (combined total of delinquent loans of $53,817,000 and $124,883,000, respectively). Of the impaired and past maturity loans, approximately $8,050,000 and $46,078,000, respectively, were in the process of foreclosure and $24,203,000 and $53,606,000, respectively, involved borrowers who were in bankruptcy as of December 31, 2011 and 2010. The Partnership foreclosed on ten and nine loans during the years ended December 31, 2011 and 2010, respectively, with aggregate principal balances totaling $61,438,000 and $36,174,000, respectively, and obtained the properties via the trustee’s sales.

Of the total past maturity loans as of December 31, 2011, one loan with a principal balance of $800,000 had the maturity date extended for two years to December 31, 2013. In addition, subsequent to year end, the borrower on an impaired and past maturity loan that was previously in the process of foreclosure, filed for bankruptcy protection.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

During the years ended December 31, 2011 and 2010, the Partnership extended the maturity dates of three and four loans, respectively, on a short-term basis (three years or less) with aggregate principal balances totaling approximately $3,623,000 and $2,500,000, respectively.

The Partnership has four loans with an aggregate principal balance of approximately $24,203,000 that were originally secured by deeds of trust on 29 parcels of land with entitlements for a 502,267 square foot resort development located in South Lake Tahoe, California. The parcels were assembled by a developer with the assistance of the City for the purpose of creating a development consisting of a retail component, a condominium hotel component and the City’s Convention and Visitor’s Center. Because of the assemblage and as security for the Partnership’s loans, a decision was made to encumber all of the assembled parcels by blanket loans that consisted of first, second and third deeds of trust. The developer has been unable to obtain a construction loan to build the project which has resulted in the inability of the developer to honor its commitments to the existing lenders. During the year ended December 31, 2009, the first deed holders on 20 of the parcels securing loans totaling approximately $18,568,000 filed notices of default on their mortgage loans and additional notices of default and notices of sale were subsequently filed. The Partnership also filed a notice of default in June 2009. In July 2009, the Partnership purchased at a discount the first deed holder’s interest in one loan securing two parcels with a principal balance of $1,500,000 on which the Partnership holds second deeds of trust. The Partnership purchased this loan because a foreclosure sale by the first deed holder was imminent and the General Partner wanted to protect the Partnership’s interest in the loans. In October 2009, the borrower on these loans filed for bankruptcy protection. The borrower originally proposed a plan of reorganization, but was never able to fund such plan or find an interested investor group to continue the project. As a result of the failed reorganization attempts, in December 2010 the judge in the case granted relief of stay to certain lenders who have subsequently conducted their foreclosure sales. The foreclosures on certain parcels by the senior lenders have resulted in the Partnership being foreclosed out of their positions on those parcels and has created a fractured ownership of the development site. While not all senior debt has foreclosed and the borrower still remains in bankruptcy, it is anticipated that at some point in the future all of the senior lenders (including the Partnership) will jointly own the development site. Based on these facts and new appraisals obtained in January and December 2011, the Partnership recorded a specific allowance on these loans of approximately $17,735,000 and $15,846,000 as of December 31, 2011 and 2010.

During the year ended December 31, 2011, the Partnership assigned two first mortgage loans secured by the same property with an aggregate principal balance totaling $3,500,000 to a new wholly owned LLC entity (Broadway & Commerce, LLC). These loans were then foreclosed upon by the new LLC entity and the property was obtained via the trustee’s sale. In addition, during the year ended December 31, 2011, the Partnership assigned one first mortgage loan that was purchased by the Partnership at a discount in 2010, with a principal balance of approximately $602,000, to a new wholly owned LLC entity (Bensalem Primary Fund, LLC).

NOTE 4 – ALLOWANCE FOR LOAN LOSSES

Changes in the allowance for loan losses, including both specific and general reserves, for the years ended December 31, 2011 and 2010 were as follows:

	2011	2010
Balance, beginning of year	$36,068,515	$28,392,938
Provision	9,074,121	16,519,900
Charge-offs	(20,600,739)	(8,844,323)
Balance, end of year	$24,541,897	$36,068,515

As of December 31, 2011 and 2010, there was a general allowance for loan losses of $2,250,000 and $3,746,000, respectively, and a specific allowance for losses on seven and thirteen loans in the total amount of $22,291,897 and $32,322,515, respectively.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

The following tables show the allocation of the allowance for loan losses as of and for the years ended December 31, 2011 and 2010 by portfolio segment and by impairment methodology:

	Commercial			Single Family	Improved and
2011	Real Estate	Condominiums	Apartments	Homes	Unimproved Land	Total

Allowance for loan losses:
Beginning balance	$4,453,677	$15,706,726	$—	$—	$15,908,112	$36,068,515
Charge-offs	(275,000)	(11,754,290)	—	—	(8,571,449)	(20,600,739)
Provision	(1,227,134)	(97,155)	—	—	10,398,410	9,074,121
Ending balance	$2,951,543	$3,855,281	$—	$—	$17,735,073	$24,541,897

Ending balance: individually evaluated for impairment	$701,543	$3,855,281	$—	$—	$17,735,073	$22,291,897

Ending balance: collectively evaluated for impairment	$2,250,000	$—	$—	$—	$—	$2,250,000

Loans:
Ending balance	$29,552,531	$10,369,534	$—	$250,000	$29,249,811	$69,421,876

Ending balance: individually evaluated for impairment	$12,457,708	$10,369,534	$—	$250,000	$29,249,811	$52,327,053

Ending balance: collectively evaluated for impairment	$17,094,823	$—	$—	$—	$—	$17,094,823

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

	Commercial			Single Family	Improved and
2010	Real Estate	Condominiums	Apartments	Homes	Unimproved Land	Total

Allowance for loan losses:
Beginning balance	$12,617,784	$13,977,684	$—	$6,622	$1,790,848	$28,392,938
Charge-offs	(4,988,010)	(3,761,680)	(94,633)	—	—	(8,844,323)
Provision	(3,176,097)	5,490,722	94,633	(6,622)	14,117,264	16,519,900
Ending balance	$4,453,677	$15,706,726	$—	$—	$15,908,112	$36,068,515

Ending balance: individually evaluated for impairment	$752,297	$15,706,726	$—	$—	$15,863,492	$32,322,515

Ending balance: collectively evaluated for impairment	$3,701,380	$—	$—	$—	$44,620	$3,746,000

Loans:
Ending balance	$69,024,479	$41,037,978	$—	$325,125	$47,277,913	$157,665,495

Ending balance: individually evaluated for impairment	$33,354,222	$41,037,978	$—	$325,125	$46,847,913	$121,565,238

Ending balance: collectively evaluated for impairment	$35,670,257	$—	$—	$—	$430,000	$36,100,257

The following tables show an aging analysis of the loan portfolio by the time past due at December 31, 2011 and 2010:

	Loans	Loans	Loans
	30-59 Days	60-89 Days	90 or More Days	Total Past
2011	Past Due	Past Due	Past Due	Due Loans	Current Loans	Total Loans
Commercial real estate	$—	$—	$12,457,708	$12,457,708	$17,094,823	$29,552,531

Condominiums	—	—	10,369,534	10,369,534	—	10,369,534

Single family homes	—	—	250,000	250,000	—	250,000

Improved and unimproved land	—	—	29,249,811	29,249,811	—	29,249,811

	$—	$—	$52,327,053	$52,327,053	$17,094,82333	$69,421,876

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

	Loans	Loans	Loans
	30-59 Days	60-89 Days	90 or More Days	Total Past
2010	Past Due	Past Due	Past Due	Due Loans	Current Loans	Total Loans
Commercial real estate	$2,000,000	$4,492,715	$33,354,222	$39,846,937	$29,177,542	$69,024,479

Condominiums	—	—	41,037,978	41,037,978	—	41,037,978

Single family homes	—	—	325,125	325,125	—	325,125

Improved and unimproved land	—	—	46,847,913	46,847,913	430,000	47,277,913

	$2,000,000	$4,492,715	$121,565,238	$128,057,953	$29,607,542	$157,665,495

All of the loans that are 90 or more days past due as listed above were on non-accrual status as of December 31, 2011 and 2010.

The following tables show information related to impaired loans as of and for the years ended December 31, 2011 and 2010:

	As of December 31, 2011			Year Ended December 31, 2011
		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment	Recognized
With no related allowance recorded:
Commercial real estate	$11,617,607	$11,263,451	$—	$12,931,957	$856,979
Condominiums	2,873,107	2,834,534	—	231,212	286,948
Single family homes	250,195	250,000	—	1,256,555	25,212
Improved and unimproved land	5,048,329	5,046,974	—	12,623,196	250,613

With an allowance recorded:
Commercial real estate	1,194,352	1,194,257	701,543	2,016,942	48,117
Condominiums	7,983,281	7,535,000	3,855,281	13,581,153	279,279
Single family homes	—	—	—	—	—
Improved and unimproved land	24,337,602	24,202,837	17,735,073	36,436,177	—

Total:
Commercial real estate	$12,811,959	$12,457,708	$701,543	$14,948,899	$905,096
Condominiums	$10,856,388	$10,369,534	$3,855,281	$13,812,365	$566,227
Single family homes	$250,195	$250,000	$—	$1,256,555	$25,212
Improved and unimproved land	$29,385,931	$29,249,811	$17,735,073	$49,059,373	$250,613

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

	As of December 31, 2010			Year Ended December 31, 2010
		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment	Recognized
With no related allowance recorded:
Commercial real estate	$30,592,387	$30,176,681	$—	$40,078,123	$2,449,101
Condominiums	3,758,642	3,745,857	—	3,764,720	69,026
Apartments	—	—	—	—	—
Single family homes	325,980	325,125	—	313,948	13,451
Improved and unimproved land	18,657,499	18,028,102	—	15,895,534	—

With an allowance recorded:
Commercial real estate	3,182,057	3,177,542	752,297	6,174,450	55,703
Condominiums	39,753,600	37,292,121	15,706,726	54,645,622	64,466
Apartments	—	—	—	3,326,308	245,583
Single family homes	—	—	—	—	—
Improved and unimproved land	28,972,550	28,819,811	15,863,492	27,943,631	46,435

Total:
Commercial real estate	$33,774,444	$33,354,222	$752,297	$46,252,573	$2,504,804
Condominiums	$43,512,242	$41,037,978	$15,706,726	$58,410,342	$133,492
Apartments	$—	$—	$—	$3,326,308	$245,583
Single family homes	$325,980	$325,125	$—	$313,948	$13,451
Improved and unimproved land	$47,630,048	$46,847,913	$15,863,492	$43,839,165	$46,435

Interest income recognized on a cash basis for impaired loans approximates the interest income recognized as reflected in the tables above.

The Partnership does not have commitments to lend additional funds to borrowers with loans whose terms have been modified in troubled debt restructurings.

Troubled Debt Restructurings

The Partnership has allocated approximately $116,000 of specific reserves to borrowers whose loan terms have been modified in troubled debt restructurings as of December 31, 2011. The Partnership has not committed to lend additional amounts to any of these borrowers.

During the year ending December 31, 2011, the terms of certain loans were modified as troubled debt restructurings. The modification of the terms of such loans included one or a combination of the following: an extension of the maturity date and a reduction of the stated interest rate of the loan or a reduction in the monthly interest payments due under the loan with all deferred interest due at the extended maturity date.

Modifications involving a reduction of the stated interest rate of the loan were for periods ranging from 20 months to 7 years. Modifications involving a reduction in the monthly interest payment due and the extension of the maturity date were for periods ranging from 5 months to 1 year.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

The following tables show information related to loan modifications made by the Partnership during the year ended December 31, 2011:

	Modifications During the Year Ended December 31, 2011
	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment

Troubled Debt Restructurings
Commercial real estate	1	$236,652	$118,983
Condominiums	2	11,504,560	11,504,560
Improved and unimproved land	3	5,801,418	5,801,418

Troubled Debt Restructurings	Number of Contracts	Recorded Investment
That Subsequently Defaulted
Commercial real estate	—	$—
Condominiums	1	3,531,957
Improved and unimproved land	1	2,960,770

NOTE 5 – INVESTMENT IN LIMITED LIABILITY COMPANY

During 2008, the Partnership entered into an Operating Agreement of 1850 De La Cruz LLC, a California limited liability company (“1850”), with Nanook Ventures LLC (“Nanook”), an unrelated party. The purpose of the joint venture is to acquire, own and operate certain industrial land and buildings located in Santa Clara, California that was owned by the Partnership. The property was subject to a Purchase and Sale Agreement dated July 24, 2007 (the “Sale Agreement”), as amended, between the Partnership, as seller, and Nanook, as buyer. During the course of due diligence under the Sale Agreement, it was discovered that the property is contaminated and that remediation and monitoring may be required. The parties agreed to enter into the Operating Agreement to restructure the arrangement as a joint venture. At the time of closing in July 2008, the two properties were separately contributed to two new limited liability companies, Nanook Ventures One LLC and Nanook Ventures Two LLC, that are wholly owned by 1850. The Partnership and Nanook are the Members of 1850 and NV Manager, LLC is the Manager.

Pursuant to the Operating Agreement, the Partnership is responsible for all costs related to the environmental remediation on the properties and has indemnified Nanook against all obligations related to the contamination. During 2008, the Partnership accrued approximately $762,000 as an estimate of the expected costs to monitor and remediate the contamination on the properties based on a third party consultant’s estimate. As of December 31, 2011 and 2010, approximately $430,000 and $550,000, respectively, of this obligation remains accrued on the Partnership’s books. The Partnership has estimated the amount to be paid under this guarantee based on the information available at this time. If additional amounts are required to monitor and remediate the contamination, it will be an obligation of the Partnership, as the Operating Agreement does not limit the obligations of the Partnership.

During the years ended December 31, 2011 and 2010, the Partnership received capital distributions from 1850 in the total amount of $155,000 and $150,000, respectively. The net income to the Partnership from its investment in 1850 De La Cruz was approximately $153,000 and $150,000 for the years ended December 31, 2011 and 2010, respectively.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

NOTE 6 - REAL ESTATE HELD FOR SALE

Real estate properties held for sale as of December 31, 2011 and 2010 consists of the following properties acquired through foreclosure:

	2011	2010
Manufactured home subdivision development, Ione, California	$244,400	$347,730
Commercial building, Roseville, California	—	204,804
Manufactured home subdivision development, Lake Charles, Louisiana (held within Dation, LLC) (transferred from held for investment)	2,003,046	—
Marina with 30 boat slips and 11 RV spaces, Oakley, California (held within The Last Resort and Marina, LLC) (transferred from held for investment)	432,000	—
Office condominium complex (16 units), Roseville, California	—	7,312,518
Industrial building, Sunnyvale, California (held within Wolfe Central, LLC)	—	3,376,827
Commercial buildings, Sacramento, California	3,890,968	3,890,968
1/7th interest in single family home, Lincoln City, Oregon	85,259	—
Industrial land, Pomona, California (held within 1875 West Mission Blvd., LLC)	7,315,000	—
	$13,970,673	$15,132,847

During the year ended December 31, 2011, the Partnership transferred the marina property located in Oakley, California (held within The Last Resort & Marina, LLC) and the manufactured home subdivision development located in Lake Charles, Louisiana (held within Dation, LLC) from held for investment to held for sale because the properties are listed for sale and sales are expected to be completed within one year. In February 2012 (subsequent to year end), all of the improved lots and manufactured rental homes owned by Dation, LLC were sold for $1,650,000 (cash of $330,000 and a note carried back for $1,320,000) resulting in no gain or loss to the Partnership.

During the year ended December 31, 2011, the Partnership transferred the commercial building and office condominium complex located in Roseville, California and the industrial building located in Sunnyvale, California from held for sale to held for investment because it is now the intention of the Partnership to hold and operate the properties and not to sell them in the near term.

During the year ended December 31, 2011, the Partnership recorded impairment losses totaling approximately $123,000 on the manufactured home subdivision development located in Ione, California and the marina located in Oakley, California based on appraised values, less estimated selling costs, which are reflected in losses on real estate properties in the accompanying consolidated statements of operations.

During the year ended December 31, 2010, the Partnership recorded impairment losses totaling approximately $479,000 on the office condominium complex located in Roseville, California and two lots (one with a house) in the manufactured home subdivision development located in Ione, California based on estimated fair values, less estimated selling costs, which are reflected in losses on real estate properties in the accompanying consolidated statements of operations.

2011 Foreclosure Activity

During the year ended December 31, 2011, the Partnership and a third party lender who participated in a first mortgage loan secured by industrial land located in Pomona, California with a principal balance to the Partnership of approximately $5,078,000 contributed their interests in the loan to a new limited liability company, 1875 West Mission Blvd., LLC (“1875”). The lenders then foreclosed on the subject loan and obtained the property via the trustee’s sale within the new LLC. The property is classified as held for sale as it is being actively marketed and a sale is expected within the next one year period. See further details below under 1875 West Mission Blvd., LLC.

During the year ended December 31, 2011, the Partnership foreclosed on a first mortgage loan secured by a 1/7th interest in a single family home located in Lincoln City, Oregon in the amount of approximately $75,000 and obtained the property interest via the trustee’s sale. In addition, accrued interest and advances made on the loan or incurred as part of the foreclosure (such as legal fees and delinquent property taxes) in the total amount of approximately $10,000 were capitalized to the basis of the property. At the time of foreclosure, the property was classified as held for sale as it is listed for sale and the Partnership expected to complete a sale within one year.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

2010 Sales Activity

During the year ended December 31, 2010, the Partnership sold the office/retail complex located in Hilo, Hawaii for cash of $500,000 and a note in the amount of $2,000,000, resulting in a gain to the Partnership of approximately $805,000. Approximately $161,000 of this amount was recorded as current gain to the Partnership and the remaining $644,000 was deferred and will be recognized as principal payments are received on the loan under the installment method. The note is interest only and bears interest at the rate of 6.25% per annum for the first year, adjusts to 7.25% beginning July 1, 2011 and then 8.25% beginning July 1, 2012. The note matures on June 30, 2013. The net income (loss) to the Partnership from operation of this property was approximately $48,000 and $(153,000) for the years ended December 31, 2010 and 2009, respectively. The rental revenue to the Partnership from operation of this property was approximately $47,000 and $92,000 for the years ended December 31, 2010 and 2009, respectively.

During the year ended December 31, 2010, the Partnership sold one commercial building located in Roseville, California for net sales proceeds of approximately $359,000, resulting in a gain to the Partnership of approximately $183,000.

During the year ended December 31, 2010, the Partnership sold two houses in the manufactured home subdivision development located in Ione, California for net sales proceeds of approximately $170,000, resulting in an aggregate loss to the Partnership of approximately $16,000.

2010 Foreclosure Activity

During the year ended December 31, 2010, the Partnership foreclosed on a first mortgage loan secured by a commercial building located in Sacramento, California with a principal balance of $3,700,000 and obtained the property via the trustee’s sale. In addition, certain advances made on the loan or incurred as part of the foreclosure in the total amount of approximately $191,000 were capitalized to the basis of the property. The property is classified as held for sale as a sale is expected to be completed in the next one year period.

Dation, LLC

Dation, LLC (Dation) was formed in 2001 between the Partnership and an unrelated developer for the purpose of developing and selling lots in a manufactured home park located in Lake Charles, Louisiana, which were acquired by the Partnership via a deed in lieu of foreclosure. The Partnership advances funds to Dation as needed. The Partnership has 100% of the capital in Dation and is the sole general manager of the LLC (pursuant to an amendment to the Operating Agreement signed on October 29, 2007). The Partnership has recorded 100% of Dation’s net income and losses since inception because it has the majority of the risks and rewards of ownership. The assets, liabilities, income and expenses of Dation have been consolidated into the accompanying consolidated balance sheets and statements of operations of the Partnership.

Dation sold no lots or houses during the years ended December 31, 2011 and 2010. The Partnership received repayment of capital contributions of $84,000 during the year ended December 31, 2010.

The net loss to the Partnership from Dation was approximately $42,000 and $31,000 during the years ended December 31, 2011 and 2010, respectively.

1875 West Mission Blvd., LLC

1875 West Mission Blvd., LLC (“1875”) is a California limited liability company formed for the purpose of owning 22.41 acres of industrial land located in Pomona, California which was acquired by the Partnership and PNL Company (who were co-lenders in the subject loan) via foreclosure in August 2011. Pursuant to the Operating Agreement, the Partnership has a 60% membership interest in 1875 and is entitled to collect approximately $5,078,000 upon the sale of the property after PNL collects any unreimbursed LLC expenses it has paid and $1,019,000 in its default interest at the time of foreclosure. The assets, liabilities, income and expenses of 1875 have been consolidated into the accompanying consolidated balance sheet and statement of operations of the Partnership. The noncontrolling interest of PNL totaled approximately $2,002,000 as of December 31, 2011.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

There was no net income or loss to the Partnership from 1875 for the year ended December 31, 2011.

NOTE 7 - REAL ESTATE HELD FOR INVESTMENT

Real estate held for investment is comprised of the following properties as of December 31, 2011 and 2010:

	2011	2010
Light industrial building, Paso Robles, California	$1,496,788	$1,544,866
Commercial buildings, Roseville, California	805,383	617,768
Retail complex, Greeley, Colorado (held within 720 University, LLC)	12,308,400	12,627,695
Undeveloped, residential land, Madera County, California	720,000	720,000
Manufactured home subdivision development, Lake Charles, Louisiana (held within Dation, LLC)	—	2,048,643
Undeveloped, residential land, Marysville, California	403,200	403,200
Golf course, Auburn, California (held within DarkHorse Golf Club, LLC)	1,978,412	1,843,200
75 improved, residential lots, Auburn, California (held within Baldwin Ranch Subdivision, LLC)	3,878,400	5,913,600
Undeveloped, industrial land, San Jose, California	2,044,800	2,044,800
Undeveloped, commercial land, Half Moon Bay, California	1,468,800	1,468,800
Storage facility/business, Stockton, California	4,118,400	5,141,275
Two improved residential lots, West Sacramento, California	182,400	510,944
Undeveloped, residential land, Coolidge, Arizona	1,056,000	2,099,816
Office condominium complex (16 units), Roseville, California (transferred from held for sale)	4,068,199	—
Eight townhomes, Santa Barbara, California (held within Anacapa Villas, LLC)	7,990,000	10,232,525
Marina with 30 boat slips and 11 RV spaces, Oakley, California (held within The Last Resort and Marina, LLC)	—	459,580
Nineteen condominium units, San Diego, California (held within 33rd Street Terrace, LLC)	1,647,219	1,669,318
Golf course, Auburn, California (held within Lone Star Golf, LLC)	1,984,749	2,015,683
Industrial building, Sunnyvale, California (transferred from held for sale)	3,294,903	—
133 condominium units, Phoenix, Arizona (held within 54th Street Condos, LLC)	5,376,000	5,760,719
Medical office condominium complex, Gilbert, Arizona (held within AMFU, LLC)	4,958,857	4,990,566
60 condominium units, Lakewood, Washington (held within Phillips Road, LLC)	4,800,000	6,536,677
Apartment complex, Ripon, California (held within 550 Sandy Lane, LLC)	4,246,550	4,359,070
45 condominium units, Oakland, California (held within 1401 on Jackson, LLC)	8,653,490	8,924,607
Industrial building, Chico, California	6,720,000	—
168 condominium units and 160 unit unoccupied apartment building, Miami, Florida (held within TOTB Miami, LLC)	34,011,709	—
12 condominium and 3 commercial units, Tacoma, Washington (held within Broadway & Commerce, LLC)	2,466,328	—
6 improved residential lots, Coeur D’Alene, Idaho	1,342,000	—
Residential and commercial land, Gypsum, Colorado	9,600,000	—
	$131,620,987	$81,933,352

The balances of land and the major classes of depreciable property for real estate held for investment as of December 31, 2011 and 2010 are as follows:

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

	2011	2010
Land	$51,154,741	$30,450,217
Buildings and improvements	86,924,958	57,339,490
Other	—	31,555
	138,079,699	87,821,262
Less: Accumulated depreciation and amortization	(6,458,712)	(5,887,910)
	$131,620,987	$81,933,352

The acquisition of certain real estate properties through foreclosure (including properties held for sale – see Note 6) resulted in the following non-cash activity for the years ended December 31, 2011 and 2010, respectively:

	2011	2010
Increases:
Real estate held for sale and investment	$65,007,119	$28,882,248
Noncontrolling interests	(16,257,427)	—
Accounts payable and accrued liabilities	(2,980,871)	—
Decreases:
Loans secured by trust deeds, net of allowance for loan losses	(41,112,373)	(27,463,504)
Interest and other receivables	(4,656,448)	(1,418,744)

It is the Partnership’s intent to sell the majority of its real estate properties held for investment, but expected sales are not probable to occur within the next year.

Depreciation expense of real estate held for investment was approximately $2,923,000 and $1,600,000 for the years ended December 31, 2011 and 2010, respectively.

For purposes of assessing potential impairment of value during 2011, the Partnership obtained updated appraisals or other valuation support for certain of its real estate properties held for investment. This resulted in the Partnership recording impairment losses as follows:

2011
75 improved, residential lots, Auburn, California (held within Baldwin Ranch Subdivision, LLC)	$2,035,200
Storage facility/business, Stockton, California	899,696
Two improved residential lots, West Sacramento, California	352,865
Undeveloped, residential land, Coolidge, Arizona	1,043,816
Office condominium complex (16 units), Roseville, California	3,247,413
Eight townhomes, Santa Barbara, California (held within Anacapa Villas, LLC)	1,898,713
133 condominium units, Phoenix, Arizona (held within 54th Street Condos, LLC)	1,115,660
60 condominium units, Lakewood, Washington (held within Phillips Road, LLC)	1,608,100
Industrial building, Chico, California	2,168,639
6 improved residential lots, Coeur D’Alene, Idaho	530,000
$14,900,102

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

For purposes of assessing potential impairment of value during 2010, the Partnership obtained updated appraisals or other valuation support for certain of its real estate properties held for investment. This resulted in the Partnership recording impairment losses as follows:

2010
Undeveloped, residential land, Madera County, California	$505,000
Undeveloped, residential land, Marysville, California	191,410
Golf course, Auburn, California (held within DarkHorse Golf Club, LLC)	981,965
75 improved, residential lots, Auburn, California (held within Baldwin Ranch Subdivision, LLC)	5,037,084
Undeveloped, industrial land, San Jose, California	981,192
Undeveloped, commercial land, Half Moon Bay, California	731,778
$8,428,429

2011 Foreclosure Activity

During the year ended December 31, 2011, the Partnership foreclosed on three first mortgage loans secured by undeveloped residential and commercial land located in Gypsum, Colorado in the amount of approximately $15,828,000 and obtained the property via the trustee’s sale. In addition, accrued interest and advances made on the loans (for items such as legal fees and delinquent property taxes) in the total amount of approximately $1,915,000 were capitalized to the basis of the property. Based on a new appraisal obtained, it was determined that the fair value of the property was lower than the Partnership’s investments in the loans and a specific loan loss allowance of approximately $8,143,000 was recorded and charged off against the allowance for loan losses at the time of foreclosure. The property is classified as held for investment as a sale is not expected in the next one year period.

During the year ended December 31, 2011, the Partnership foreclosed on a first mortgage loan secured by 6 improved, residential lots located in Coeur D’Alene, Idaho with a principal balance of $2,200,000 and obtained the property via the trustee’s sale. The General Partner was a co-creditor in this loan due to a loan fee that was supposed to be paid to the General Partner at the time the loan was paid off. However, due to an intercreditor agreement between the Partnership and the General Partner, the Partnership must receive its entire investment in the loan (including all accrued, past due interest at the time of foreclosure) prior to any amounts to be paid to the General Partner once the property is sold. It was determined that the fair value of the property was lower than the Partnership’s investment in the loan and a specific loan allowance of approximately $426,000 was recorded. This amount was then recorded as a charge-off against the allowance for loan losses at the time of foreclosure, along with an additional charge to provision for loan losses of approximately $2,000. After foreclosure, it was determined that approximately $530,000 in additional improvements costs would be required to complete the lots and ready them for sale. Thus, an additional impairment loss was recorded of $530,000 during 2011. The property is classified as held for investment as a sale is not expected in the next one year period.

During the year ended December 31, 2011, the Partnership foreclosed on two first mortgage loans secured by 15 converted condominium and commercial office units in a building located in Tacoma, Washington with an aggregate principal balance of $3,500,000 and obtained the property via the trustee’s sale. It was determined that the fair value of the property was lower than the Partnership’s investment in the loans (including advances made on the loans of approximately $103,000) and a specific loan allowance of approximately $1,110,000 was recorded. This amount was then recorded as a charge-off against the allowance for loan losses at the time of foreclosure, along with an additional charge to provision for loan losses of approximately $7,000. The property is classified as held for investment as a sale is not expected in the next one year period. The Partnership formed a new, wholly-owned limited liability company, Broadway & Commerce, LLC to own and operate the building.

During the year ended December 31, 2011, the Partnership foreclosed on a first mortgage loan secured by an industrial building located in Chico, California in the amount of $8,500,000 and obtained the property via the trustee’s sale. In addition, advances made on the loan (for items such as legal fees and delinquent property taxes) in the total amount of approximately $588,000 were capitalized to the basis of the property. An impairment loss of approximately $2,169,000 was taken on this property on December 31, 2011 based on a new appraisal obtained. The property is classified as held for investment as a sale is not expected in the next one year period.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

During the year ended December 31, 2011, the Partnership foreclosed on a participated, first mortgage loan secured by a condominium complex located in Miami, Florida with a principal balance to the Partnership of approximately $26,257,000 and obtained an undivided interest in the properties with the other two lenders (which included the General Partner) via the trustee’s sale. The Partnership and other lenders formed a new limited liability company, TOTB Miami, LLC (“TOTB”), to own and operate the complex. The complex consists of three buildings, two of which have been renovated and are being leased, and in which 168 units remain unsold (the “Point” and “South” buildings), and one which contains 160 vacant units that have not been renovated (the “North” building). At the time of foreclosure, it was determined that the fair value of the property was lower than the Partnership’s total investment in the loan (including a previously established loan loss allowance of $10,188,000) and an additional charge to provision for loan losses of approximately $450,000 was recorded at the time of foreclosure during the first quarter of 2011 (total charge-off of $10,638,000). The Point and South building units and the North building are now classified as held for investment as sales are not expected in the next one year period. See further details below under TOTB Miami, LLC.

2010 Foreclosure Activity

During the year ended December 31, 2010, the Partnership foreclosed on two first mortgage loans secured by 45 converted condominium units in a complex located in Oakland, California with an aggregate principal balance of $11,600,000 and obtained the property via the trustee’s sale. Based on a new appraisal obtained near the time of foreclosure in December 2010, it was determined that the fair value of the property was lower than the Partnership’s investment in the loans (including a previously established loan loss allowance of $765,000) and an additional charge to provision for loan losses was recorded of approximately $2,286,000 (total charge-off of $3,051,000). The Partnership formed a new, wholly-owned limited liability company, 1401 on Jackson, LLC, to own and operate the complex.

During the year ended December 31, 2010, the Partnership foreclosed on a first mortgage loan secured by a 46 unit apartment complex located in Ripon, California with a principal balance of $4,325,000 and obtained the property via the trustee’s sale. It was determined that the fair value of the property was lower than the Partnership’s investment in the loan and a specific loan allowance was established of approximately $93,000 as of September 30, 2010. This amount was then recorded as a charge-off against the allowance for loan losses at the time of foreclosure, along with an additional charge to provision for loan losses of approximately $2,000. The Partnership formed a new, wholly-owned limited liability company, 550 Sandy Lane, LLC, to own and operate the complex.

During the year ended December 31, 2010, the Partnership obtained a deed in lieu of foreclosure from the borrower on four first mortgage loans secured by 60 converted condominium units in a complex located in Lakewood, Washington in the aggregate amount of approximately $6,957,000 and obtained the property. It was determined that the fair value of the property was lower than the Partnership’s investment in the loans and a specific loan allowance was established of approximately $573,000 as of June 30, 2010. This amount was then recorded as a charge-off against the allowance for loan losses at the time of foreclosure, along with an additional charge to provision for loan losses of approximately $4,000. The Partnership formed a new, wholly-owned limited liability company, Phillips Road, LLC, to own and operate the complex.

During the year ended December 31, 2010, the Partnership obtained a deed in lieu of foreclosure from the borrower on a first mortgage loan secured by a medical office condominium complex located in Gilbert, Arizona in the amount of approximately $9,592,000 and obtained the property. It was determined that the fair value of the property was lower than the Partnership’s investment in the loan and a specific loan allowance was established for this loan in the total amount of approximately $4,914,000 as of March 31, 2010. This amount was then recorded as a charge-off against the allowance for loan losses at the time of foreclosure in May 2010, along with an additional charge to provision for loan losses of approximately $74,000 for additional delinquent property taxes paid. The Partnership formed a new, wholly-owned limited liability company, AMFU, LLC, to own and operate the complex.

720 University, LLC

The Partnership has an investment in a limited liability company, 720 University, LLC (720 University), which owns a commercial retail property located in Greeley, Colorado. The Partnership receives 65% of the profits and losses in 720 University after priority return on partner contributions is allocated at the rate of 10% per annum. The assets, liabilities, income and expenses of 720 University have been consolidated into the accompanying consolidated balance sheets and statements of operations of the Partnership.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

The net income to the Partnership from 720 University was approximately $202,000 and $120,000 (including depreciation and amortization totaling approximately $482,000 and $515,000) during the years ended December 31, 2011 and 2010, respectively. The non-controlling interest of the joint venture partner of approximately $5,000 and $16,000 as of December 31, 2011 and 2010, respectively, is reported in the accompanying consolidated balance sheets. The Partnership’s investment in 720 University real property was approximately $12,308,000 and $12,628,000 as of December 31, 2011 and 2010, respectively.

DarkHorse Golf Club, LLC

DarkHorse Golf Club, LLC (DarkHorse) is a California limited liability company formed in August 2007 for the purpose of operating the DarkHorse golf course located in Auburn California, which was acquired by the Partnership via foreclosure in August 2007. The golf course was placed into DarkHorse via a grant deed on the same day that the trustee’s sale was held. The Partnership is the sole member in DarkHorse. The assets, liabilities, income and expenses of DarkHorse have been consolidated into the accompanying consolidated balance sheets and statements of operations of the Partnership. The golf course is being operated and managed by an unrelated company.

The Partnership advanced approximately $429,000 and $691,000 to DarkHorse during the years ended December 31, 2011 and 2010, respectively, for operations and capital improvements. The net loss to the Partnership from DarkHorse was approximately $363,000 and $574,000 (including depreciation of $174,000 and $132,000) for the years ended December 31, 2011 and 2010, respectively.

Lone Star Golf, LLC

Lone Star Golf, LLC (Lone Star) is a California limited liability company formed in June 2009 for the purpose of owning and operating a golf course and country club located in Auburn, California, which was acquired by the Partnership via foreclosure in June 2009. The Partnership is the sole member in Lone Star. The assets, liabilities, income and expenses of Lone Star have been consolidated into the accompanying consolidated balance sheets and statements of operations of the Partnership. The golf course is being operated and managed by an unrelated company.

The Partnership advanced approximately $166,000 and $215,000 to Lone Star during the years ended December 31, 2011 and 2010, for operations and equipment purchases. The net loss to the Partnership from Lone Star was approximately $120,000 and $268,000 (including depreciation of $47,000 and $45,000) for the years ended December 31, 2011 and 2010, respectively.

TOTB Miami, LLC

TOTB Miami, LLC (“TOTB”) is a Florida limited liability company formed for the purpose of owning and operating 168 condominium units and a 160 unit apartment building in a complex located in Miami, Florida which were acquired by the Partnership, the General Partner and PRC Treasures, LLC (who were co-lenders in the subject loan) via foreclosure in February 2011. Pursuant to the Operating Agreement, the Partnership is to receive an allocation of the profits and losses of TOTB based on the calculation of ending capital resulting from the allocation of the distribution priorities contained in the agreement (approximately 54% as of December 31, 2011). The assets, liabilities, income and expenses of TOTB have been consolidated into the accompanying consolidated balance sheet and statement of operations of the Partnership. The noncontrolling interests of the other members of TOTB totaled approximately $15,512,000 as of December 31, 2011.

The net loss to the Partnership from TOTB was approximately $1,746,000 for the year ended December 31, 2011. In March 2012, the Partnership contributed $7,200,000 in cash to TOTB in order for TOTB to purchase PRC Treasures, LLC’s interest in TOTB with a book basis as of December 31, 2011 of approximately $11,594,000. Thus, the only remaining members in TOTB are the Partnership and the General Partner.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

The approximate net income (loss) from Partnership real estate properties held within wholly-owned limited liability companies and other investment properties with significant operating results for the years ended December 31, 2010 and 2009 were as follows:

	2011	2010
Anacapa Villas, LLC	$(149,000)	$(247,000)
Baldwin Ranch Subdivision, LLC	(95,000)	(144,000)
The Last Resort and Marina, LLC	(31,000)	(27,000)
33rd Street Terrace, LLC	39,000	43,000
54th Street Condos, LLC	(404,000)	(431,000)
Wolfe Central, LLC	393,000	382,000
AMFU, LLC	3,000	(32,000)
Phillips Road, LLC	92,000	(1,000)
550 Sandy Lane, LLC	192,000	(23,000)
1401 on Jackson, LLC	14,000	(25,000)
Broadway & Commerce, LLC	27,000	—
Light industrial building, Paso Robles, California	180,000	229,000
Undeveloped land, San Jose, California	(142,000)	(137,000)
Office condominium complex, Roseville, California	(56,000)	(116,000)
Storage facility, Stockton, California	235,000	109,000
Industrial building, Chico, California	(414,000)	—

NOTE 8 - NOTE PAYABLE

The Partnership has a note payable with a bank through its investment in 720 University (see Note 7), which is secured by the retail development located in Greeley, Colorado. The remaining principal balance on the note was approximately $10,242,000 and $10,394,000 as of December 31, 2011 and 2010, respectively. The note required monthly interest-only payments until March 1, 2010 at a fixed rate of 5.07% per annum. Commencing April 1, 2010, the note became amortizing and monthly payments of $56,816 are now required, with the balance of unpaid principal due on March 1, 2015. Interest expense for the years ended December 31, 2011 and 2010 was approximately $530,000 and $537,000, respectively. The following table shows maturities by year on this note payable as of December 31, 2011:

Year ending December 31:
2012	$159,025
2013	167,395
2014	176,205
2015	9,739,806
$10,242,431

NOTE 9 - LINE OF CREDIT PAYABLE

The Partnership had a line of credit agreement with a group of banks, which provided interim financing on mortgage loans invested in by the Partnership. All assets of the Partnership were pledged as security for the line of credit. The line of credit was guaranteed by the General Partner. The line of credit was fully repaid by the Partnership in December 2010. Interest expense was approximately $1,439,000 for the year ended December 31, 2010.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

NOTE 10 - PARTNERS’ CAPITAL

Allocations, Distributions and Withdrawals

In accordance with the Partnership Agreement, the Partnership’s tax basis profits, gains and losses are allocated to each limited partner and OFG in proportion to their respective capital accounts on a monthly basis.

Distributions of net income are made monthly to the partners in proportion to their weighted-average capital accounts as of the last day of the preceding calendar month. Accrued distributions payable represent amounts to be distributed to partners in January of the subsequent year based on their weighted-average capital accounts as of December 31.

The Partnership makes monthly net income distributions (if any) to those limited partners who elect to receive such distributions. Those limited partners who elect not to receive cash distributions have their distributions reinvested in additional limited partnership units at $1.00 per unit pursuant to the Partnership Agreement. Such reinvested distributions totaled approximately $56,000 and $675,000 (dollars and units) for the years ended December 31, 2011 and 2010, respectively. Reinvested distributions are not shown as partners’ cash distributions or proceeds from sale of partnership units in the accompanying consolidated statements of partners’ capital and cash flows.

The limited partners may withdraw, or partially withdraw, from the Partnership and obtain the return of their outstanding capital accounts within 61 to 91 days after written notices are delivered to OFG, subject to the following limitations, among others:

•   No withdrawal of units can be requested or made until at least one year from the date of purchase of those units, other than units received under the Partnership’s Reinvested Distribution Plan.

•   Payments are made only to the extent the Partnership has available cash, and the determination of the amount of cash available is subject to substantial discretion of the General Partner.

•   A maximum of $100,000 per partner may be withdrawn during any calendar quarter.

•   The general partner is not required to establish a reserve fund for the purpose of funding such payments.

•   The total amount withdrawn by all limited partners during any calendar year, combined with the total amount of net proceeds distributed to limited partners during the year, cannot exceed 10% of the aggregate capital accounts of the limited partners, except upon final liquidation of the Partnership.

•   Withdrawal requests are honored in the order in which they are received.

The Partnership has experienced a significant increase in limited partner capital withdrawal requests since late 2008. All 2009, 2010 and 2011 scheduled withdrawals in the total amount of approximately $84,000,000 (based on tax basis capital) were not made because the Partnership has not had sufficient available cash to make such withdrawals, was restricted under its bank line of credit and needed to have funds in reserve for operations. The line of credit was repaid in full by the Partnership in December 2010, and therefore its restrictions no longer apply. Thus, when funds become available for distribution from net proceeds, the General Partner is permitted to make a pro rata distribution to all partners of up to 10% of Partnership capital, which will prevent any limited partner withdrawals during the same calendar year. There can be no assurance that 10% of the Partnership capital will be distributed in any calendar year, however. In July and October 2011, the Partnership made pro rata capital distributions to all partners totaling approximately $11,588,000, which was approximately 4.3% of total tax basis partners’ capital.

In April 2011, the General Partner temporarily suspended the Distribution Reinvestment Plan (the “Plan”) for all limited partners, in an effort to ensure the Partnership’s ability to continue to operate in compliance with the requirements of the Partnership Agreement. The Partnership Agreement requires that 86.5% of capital contributions to the Partnership be committed to mortgage loan investments, but also limits the Partnership’s ability to make additional investments in mortgage loans while the Partnership has qualifying withdrawal requests from limited partners that are pending and unpaid. In recent years, Partnership liquidity issues have limited the Partnership’s ability to honor withdrawal requests and/or make pro rata capital distributions at the maximum level (10%), which has restricted the Partnership’s additional mortgage lending activities.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

Carried Interest of General Partner

OFG has contributed capital to the Partnership in the amount of 0.5% of the limited partners’ aggregate capital accounts and, together with its carried interest, OFG has an interest of approximately 1% of the limited partners’ capital accounts. This carried interest of OFG of up to 1/2 of 1% is recorded as an expense of the Partnership and credited as a contribution to OFG’s capital account as additional compensation. As of December 31, 2011 and 2010, OFG had made cash capital contributions of $1,496,000 to the Partnership ($118,000 of which was distributed to the General Partner along with limited partner capital distributions during 2011). OFG is required to continue cash capital contributions to the Partnership in order to maintain its required capital balance.

There was no carried interest expense charged to the Partnership for the years ended December 31, 2011 and 2010.

NOTE 11 - CONTINGENCY RESERVES

In accordance with the Partnership Agreement and to satisfy the Partnership’s liquidity requirements, the Partnership is required to maintain cash, cash equivalents and marketable securities as contingency reserves in an aggregate amount of at least 1-1/2% of the capital accounts of the limited partners to cover expenses in excess of revenues or other unforeseen obligations of the Partnership. The cash capital contributions of OFG, up to a maximum of 1/2 of 1% of the limited partners’ capital accounts, may be maintained as additional contingency reserves, if considered necessary by the General Partner. Although the General Partner believes the contingency reserves are adequate, it could become necessary for the Partnership to sell or otherwise liquidate certain of its investments or other assets to cover such contingencies on terms which might not be favorable to the Partnership, which could lead to unanticipated losses upon sale of such assets.

The 1-1/2% contingency reserves required per the Partnership Agreement as of December 31, 2011 and 2010 were approximately $3,969,000 and $4,286,000, respectively. Cash, cash equivalents and certificates of deposit as of the same dates were accordingly maintained as reserves.

NOTE 12 - INCOME TAXES

The net difference between partners’ capital per the Partnership’s federal income tax return and these financial statements is comprised of the following components:

	(Unaudited) 2011	(Unaudited) 2010
Partners’ capital per financial statements	$181,045,959	$219,101,364
Accrued interest income	471,263	(1,009,201)
Allowance for loan losses	24,541,897	36,068,515
Book/tax differences in basis of real estate properties and consolidated joint venture entities	62,450,448	35,660,809
Book/tax difference in equity method investment	261,376	(142,387)
Accrued distributions	73,584	46,014
Accrued fees due to general partner	166,281	(70,040)
Tax-deferred gain on sale of real estate	(2,653,763)	(2,653,763)
Book-deferred gains on sale of real estate	771,106	797,389
Environmental remediation liability	430,185	549,506
Other	(256,688)	33,120
Partners’ capital per federal income tax return	$267,301,648	$288,666,100

NOTE 13 - TRANSACTIONS WITH AFFILIATES

OFG is entitled to receive from the Partnership a management fee of up to 2.75% per annum of the average unpaid balance of the Partnership’s mortgage loans at the end of the twelve months in the calendar year for services rendered as manager of the Partnership.

All of the Partnership’s loans are serviced by OFG, in consideration for which OFG receives up to 0.25% per annum of the unpaid principal balance of the loans.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

OFG, at its sole discretion may, on a monthly basis, adjust the management and servicing fees as long as they do not exceed the allowable limits calculated on an annual basis. Even though the fees for a month may exceed 1/12 of the maximum limits, at the end of the calendar year the sum of the fees collected for each of the 12 months must be equal to or less than the stated limits. Management fees amounted to approximately $2,312,000 and $1,966,000 for the years ended December 31, 2011 and 2010, respectively, and are included in the accompanying consolidated statements of operations. Service fees amounted to approximately $264,000 and $491,000 for the years ended December 31, 2011 and 2010, respectively, and are included in the accompanying consolidated statements of operations. As of December 31, 2011 and 2010, the Partnership owed management and servicing fees to OFG in the amount of approximately $329,000 and $157,000, respectively.

The maximum servicing fees were paid to OFG during the years ended December 31, 2011 and 2010. If the maximum management fees had been paid to OFG during the year ended December 31, 2011, the management fees would have been $2,909,000 (increase of $597,000), which would have increased net loss allocated to limited partners by approximately 2.4%, and would have increased net loss allocated to limited partners per weighted average limited partner unit by the same percentage to a loss of $0.088 from a loss of $0.086. If the maximum management fees had been paid to OFG during the year ended December 31, 2010, the management fees would have been $5,905,000 (increase of $3,939,000), which would have increased net loss allocated to limited partners by approximately 17.3%, and would have increased net loss allocated to limited partners per weighted average limited partner unit by the same percentage to a loss of $0.09 from a loss of $0.08.

In determining the yield to the partners and hence the management fees, OFG may consider a number of factors, including current market yields, delinquency experience, uninvested cash and real estate activities. Large fluctuations in the management fees paid to the General Partner are normally a result of extraordinary items of income or expense within the Partnership (such as gains or losses from sales of real estate, large increases or decreases in delinquent loans, etc.). Thus, OFG expects that the management fees that it receives from the Partnership will vary in amount and percentage from period to period, and OFG may again receive less than the maximum management fees in the future. However, if OFG chooses to take the maximum allowable management fees in the future, the yield paid to limited partners may be reduced.

Pursuant to the Partnership Agreement, OFG receives all late payment charges from borrowers on loans owned by the Partnership, with the exception of those loans participated with outside entities. The amounts paid to or collected by OFG for such charges on Partnership loans totaled approximately $779,000 and $132,000 for the years ended December 31, 2011 and 2010, respectively. In addition, the Partnership remits other miscellaneous fees to OFG, which are collected from loan payments, loan payoffs or advances from loan principal (i.e. funding, demand and partial release fees). Such fees remitted to OFG totaled approximately $8,000 and $12,000 for the years ended December 31, 2011 and 2010, respectively.

OFG originates all loans the Partnership invests in and receives loan origination fees from borrowers. Such fees earned by OFG amounted to approximately $168,000 and $83,000 on loans extended of approximately $10,240,000 and $2,500,000 for the years ended December 31, 2011 and 2010, respectively. Such fees as a percentage of loans extended by the Partnership were 1.6% and 3.3% for the years ended December 31, 2011 and 2010, respectively. A loan fee paid to OFG in the amount of $78,000 during year ended December 31, 2011 was collected from the borrower upon payoff of the related loan in December 2010 and remitted to OFG in January 2011.

OFG is reimbursed by the Partnership for the actual cost of goods, services and materials used for or by the Partnership and obtained from unaffiliated entities and the salary and related salary expense of OFG’s non-management and non-supervisory personnel performing services for the Partnership which could be performed by independent parties (subject to certain limitations in the Partnership Agreement). The amounts reimbursed to OFG by the Partnership were $641,000 and $63,000 during the year ended December 31, 2011 and 2010, respectively.

As of December 31, 2010, the Partnership owed late payment charges, extension fees and/or other miscellaneous fees to OFG in the amount of approximately $525,000.

NOTE 14 - NET LOSS PER LIMITED PARTNER UNIT

Net loss per limited partnership unit is computed using the weighted average number of limited partnership units outstanding during the year. These amounts were approximately 285,083,000 and 289,772,000 for the years ended December 31, 2011 and 2010, respectively.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

NOTE 15 - RENTAL INCOME

The Partnership’s real estate properties held for sale and investment are leased to tenants under noncancellable leases with remaining terms ranging from one to sixteen years. Certain of the leases require the tenant to pay all or some operating expenses of the properties. The future minimum rental income from noncancellable operating leases due within the five years subsequent to December 31, 2011, and thereafter is as follows:

Year ending December 31:
2012	$5,393,234
2013	2,665,556
2014	2,220,716
2015	1,707,172
2016	1,402,673
Thereafter (through 2026)	3,634,144
$17,023,494

NOTE 16 - FAIR VALUE

The Partnership measures its financial and nonfinancial assets and liabilities pursuant to ASC 820 – Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Fair value is defined in ASC 820 as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1       Quoted prices in active markets for identical assets or liabilities

Level 2       Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in active markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities

Level 3       Unobservable inputs that are supported by little or no market activity, such as the
Partnership’s own data or assumptions

Level 3 inputs include unobservable inputs that are used when there is little, if any, market activity for the asset or liability measured at fair value. In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, the level in which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. Our assessment of the significance of a particular input requires judgment and considers factors specific to the asset or liability being measured.

Management monitors the availability of observable market data to assess the appropriate classification of financial instruments within the fair value hierarchy. Changes in economic conditions or model-based valuation techniques may require the transfer of financial instruments from one fair value level to another. In such instances, the transfer is reported at the beginning of the reporting period.

Management evaluates the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total assets, total liabilities or total earnings.

The following is a description of the Partnership’s valuation methodologies used to measure and disclose the fair values of its financial and nonfinancial assets and liabilities on a recurring and nonrecurring basis.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

Impaired Loans

The Partnership does not record loans at fair value on a recurring basis. However, from time to time, a loan is considered impaired and an allowance for loan losses is established. A loan is considered impaired when, based on current information and events, it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the loan agreement or when monthly payments are delinquent greater than ninety days. Once a loan is identified as impaired, management measures impairment in accordance with ASC 310-10-35. The fair value of impaired loans is estimated by either an observable market price (if available) or the fair value of the underlying collateral, if collateral dependent. The fair value of the loan’s collateral is determined by third party appraisals, broker price opinions, comparable property sales or other indications of value. Those impaired loans not requiring an allowance represent loans for which the fair value of the collateral exceed the recorded investments in such loans. At December 31, 2011 and 2010, the majority of the total impaired loans were evaluated based on the fair value of the collateral. In accordance with ASC 820, impaired loans where an allowance is established based on the fair value of collateral require classification in the fair value hierarchy. When the fair value of the collateral is based on an observable market price or is determined utilizing an income or market valuation approach based on an appraisal conducted by an independent, licensed appraiser using observable market data, the Partnership records the impaired loan as nonrecurring Level 2. When an appraised value is not available, management determines the fair value of the collateral is further impaired below the appraised value or unobservable market data is included in a current appraisal, the Partnership records the impaired loan as nonrecurring Level 3.

Real Estate Held for Sale and Investment

Real estate held for sale and investment includes properties acquired through foreclosure of the related loans. When property is acquired, any excess of the Partnership’s recorded investment in the loan and accrued interest income over the estimated fair market value of the property, net of estimated selling costs, is charged against the allowance for credit losses. Subsequently, real estate properties held for sale are carried at the lower of carrying value or fair value less costs to sell and real estate properties held for investment are carried at amortized cost. The Partnership periodically compares the carrying value of real estate held for investment to expected future cash flows as determined by internally or third party generated valuations (including third party appraisals) for the purpose of assessing the recoverability of the recorded amounts. If the carrying value exceeds future undiscounted cash flows, the assets are reduced to fair value. As fair value is generally based upon appraised values, which include the use of unobservable inputs, the Partnership records the impairment on real estate properties as nonrecurring Level 3.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

The following table presents information about the Partnership’s assets and liabilities measured at fair value on a nonrecurring basis as of December 31, 2011 and 2010:

		Fair Value Measurements Using
	Carrying Value	Quoted Prices In Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
2011
Nonrecurring:
Impaired loans:
Commercial real estate	$ 492,809	—	—	$ 492,809
Condominiums	4,128,000	—	—	4,128,000
Improved and unimproved land	6,602,529	—	—	6,602,529
Total	$ 11,223,338	—	—	$ 11,223,338

Real estate properties:
Commercial	$ 15,161,367	—	—	$ 15,161,367
Condominiums	18,165,999	—	—	18,165,999
Single family homes	2,332,706	—	—	2,332,706
Improved and unimproved land	27,986,278	—	—	27,986,278
Total	$ 63,646,351	—	—	$ 63,646,351

2010
Nonrecurring:
Impaired loans:
Commercial real estate	$ 1,766,400	—	—	$ 1,766,400
Condominiums	24,046,874	—	—	24,046,874
Improved and unimproved land	14,579,177	—	—	14,579,177
Total	$ 40,392,451	—	—	$ 40,392,451

Real estate properties:
Commercial	$ 16,628,315	—	—	$ 16,628,315
Single family homes	347,730	—	—	347,730
Improved and unimproved land	10,550,400	—	—	10,550,400
Total	$ 27,526,445	—	—	$ 27,526,445

Impairment losses based on the fair value of loan collateral less estimated selling costs for the impaired loans above totaled $10,295,121 and $18,418,901 during the years ended December 31, 2011 and 2010, respectively. Impairment losses of $15,022,659 and $8,907,219 were recorded on the real estate properties above during the years ended December 31, 2011 and 2010.

During the years ended December 31, 2011 and 2010, there were no transfers in or out of Levels 1 and 2.

The following methods and assumptions were used to estimate the fair value of financial instruments not recognized at fair value in the accompanying consolidated balance sheets pursuant to ASC 825-10.

Cash, Cash Equivalents and Restricted Cash

The carrying value of cash and cash equivalents of approximately $16,201,000 and $5,375,000 as of December 31, 2011 and 2010 approximates the fair value because of the relatively short maturity of these instruments.

Certificates of Deposit

Certificates of deposit are held in several federally insured depository institutions and have original maturities greater than three months. These investments are held to maturity. The carrying value of the Partnership’s certificates of deposit of $1,994,000 and $2,004,000 as of December 31, 2011 and 2010, respectively, approximates the fair value. Fair value measurements are estimated using a matrix based on interest rates for certificates of deposit with similar remaining maturities.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

Loans Secured by Trust Deeds

The carrying value of loans secured by trust deeds (net of allowance for loan losses) of approximately $44,880,000 and $121,597,000 as of December 31, 2011 and 2010, respectively, other than those analyzed under ASC 310-10-35 and ASC 820 above, approximates the fair value. The fair value is estimated based upon projected cash flows discounted at the estimated current interest rates at which similar loans would be made by the Partnership. The applicable amount of accrued interest receivable and advances related thereto has also been considered in evaluating the fair value versus the carrying value.

Investment in Limited Liability Company

The carrying value of the Partnership’s investment in limited liability company of approximately $2,140,000 and $2,142,000 as of December 31, 2011 and 2010, respectively, approximates fair value.

Note Payable

The fair value of the Partnership’s note payable with a carrying value of $10,242,000 and $10,394,000 as of December 31, 2011 and 2010, respectively, is estimated to be approximately $10,283,000 and $10,446,000 as of December 31, 2011 and 2010, respectively. The fair value is estimated based upon comparable market indicators of current pricing for the same or similar issue or on the current rate offered to the Partnership for debt of the same remaining maturity.

Other Financial Instruments

The carrying values of the following financial instruments as of December 31, 2011 and 2010 are estimated to approximate fair values due to the short term nature of these instruments.

	2011	2010

Interest and other receivables	$1,455,846	$4,493,614
Due to general partner	$329,002	$682,231
Accrued interest payable (included in accounts payable and accrued liabilities)	$44,717	$45,376

NOTE 17 - COMMITMENTS AND CONTINGENCIES

Environmental Remediation Obligation

The Partnership has an obligation to pay all required costs to remediate and monitor contamination of the real properties owned by 1850. As part of the Operating Agreement executed by the Partnership and its joint venture partner in 1850, Nanook, the Partnership has indemnified Nanook against all obligations related to the expected costs to monitor and remediate the contamination. The Partnership has accrued an amount that a third party consultant had estimated will need to be paid for this remediation. If additional amounts are required, it will be an obligation of the Partnership. As of December 31, 2011, approximately $430,000 of this obligation remains accrued on the Partnership’s books.

Contractual Obligation

In June 2011, 54th Street Condos, LLC (wholly owned by the Partnership) signed a $2,484,000 construction contract for completion of the remaining condominium units on the property owned by it in Phoenix, Arizona and together with other related costs and construction contingencies, the total estimated cost of improvements will be approximately $3,093,000. Construction began during the third quarter of 2011 and will be completed in phases during the last half of 2012.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership
Notes to Consolidated Financial Statements
December 31, 2011 and 2010

Legal Proceedings

The Partnership is involved in various legal actions arising in the normal course of business. In the opinion of management, such matters will not have a material effect upon the financial position of the Partnership.

NOTE 18 – FOURTH QUARTER INFORMATION (UNAUDITED)

During the quarter ended December 31, 2011, the Partnership recorded a provision for loan losses of approximately $7,555,000 and impairment losses on real estate properties of approximately $9,538,000.

SCHEDULE III

OWENS MORTGAGE INVESTMENT FUND
REAL ESTATE AND ACCUMULATED DEPRECIATION – DECEMBER 31, 2011

Description	Encumbrances	Initial Cost	Capitalized Costs	Sales	Carrying Value		Accumulated Depreciation	Date Acquired	Depreciable Lives
Office Condominium Complex, Roseville, California	None	8,569,286	128,801	(893,595)	4,068,199	Note 4	(25,586)	9/26/2008	N/A
Retail Complex, Greeley, Colorado	$10,242,431 Note Payable	9,307,001	7,245,575	(128,274)	12,308,400		(4,115,903)	7/31/2000	1-39 Years
75 Improved, Residential Lots, Auburn, California	None	13,746,625	5,445	−	3,878,400	Note 5	−	9/27/2007	N/A
Storage Facility/Business, Stockton, California	None	5,674,000	26,245	−	4,118,400	Note 6	−	6/3/2008	15-39 Years
Eight Townhomes, Santa Barbara, California	None	10,852,132	9,172	−	7,990,000	Note 7	−	2/18/2009	5-27.5 Years
Industrial Building, Sunnyvale, California	None	3,428,885	54,514	−	3,294,903		(188,496)	11/5/2009	10-39 Years
133 Condominium Units, Phoenix, Arizona	None	5,822,597	997,193	−	5,376,000	Note 8	−	11/18/2009	5-27.5 Years
Medical Office Condominium Complex, Gilbert, Arizona	None	5,040,000	91,788	−	4,958,857		(172,930)	5/19/2010	39 Years
60 Condominium Units, Lakewood, Washington	None	6,616,881	65,502	−	4,800,000	Note 9	−	8/20/2010	27.5 Years
Commercial Building, Sacramento, California	None	3,890,968	−	−	3,890,968		−	9/3/2010	N/A
Apartment Complex, Ripon, California	None	4,387,200	−	−	4,246,550		(140,650)	10/29/2010	27.5 Years
45 Condominium Units, Oakland, California	None	8,947,200	−	−	8,653,490		(293,710)	12/1/2010	27.5 Years
168 Condominium Units & 160 Unit Vacant Apartment Building, Miami, Florida	None	34,560,000	−	−	34,011,709		(548,291)	2/2/2011	27.5 Years
Industrial Building/Warehouse, Chico, California	None	9,088,460	4,600	−	6,720,000	Note 10	−	1/6/2011	39 Years
Industrial Land, Pomona, California	None	7,315,000	−	−	7,315,000		−	8/25/2011	N/A
Residential and Commercial Land, Gypsum, Colorado	None	16,680,000	−	−	9,600,000		−	10/1/2011	N/A
Miscellaneous Real Estate	None				20,360,784		(973,146)	Various	Various

TOTALS					$145,591,660		$(6,458,712)

NOTE 1: All real estate listed above was acquired through foreclosure or deed in lieu of foreclosure.

NOTE 2: Changes in real estate held for sale and investment were as follows:
Balance at beginning of period (1/1/10)	$79,888,536
Additions during period:
Acquisitions through foreclosure	28,882,248
Investments in real estate properties	1,059,836
Subtotal	109,830,620
Deductions during period:
Cost of real estate properties sold	2,257,566
Impairment losses on real estate properties	8,907,219
Depreciation of properties held for investment	1,599,636
Balance at end of period (12/31/10)	$97,066,199

Balance at beginning of period (1/1/11)	$97,066,199
Additions during period:
Acquisitions through foreclosure	65,007,119
Investments in real estate properties	1,464,155
Subtotal	163,537,473
Deductions during period:
Cost of real estate properties sold	─
Impairment losses on real estate properties	15,022,659
Depreciation of properties held for investment	2,923,154
Balance at end of period (12/31/11)	$145,591,660

NOTE 3: Changes in accumulated depreciation were as follows:
Balance at beginning of period (1/1/10)	$4,388,466
Additions during period:
Depreciation expense	1,599,637
Subtotal	5,988,103
Deductions during period:
Accumulated depreciation on real estate moved to held for sale	100,193
Balance at end of period (12/31/10)	$5,887,910

Balance at beginning of period (1/1/11)	$5,887,910
Additions during period:
Depreciation expense	2,923,155
Previous accumulated depreciation on real estate moved back to held for investment	121,343
Subtotal	8,932,408
Deductions during period:
Accumulated depreciation on real estate moved to held for sale	295,996
Accumulated depreciation netted with cost basis for real estate written down to fair value	2,177,700
Balance at end of period (12/31/11)	$6,458,712
NOTE 4: Write-downs totaling $3,712,706 were recorded on this property during 2010 and 2011 based on third party appraisals and comparable sales.
NOTE 5: Write-downs totaling $9,873,670 were recorded on this property during 2009 through 2011 based on broker’s opinions of value and a third party appraisals.
NOTE 6: Write-downs totaling $1,183,571 were recorded on this property during 2009 and 2011 based on third party appraisals.
NOTE 7: A write-down of $1,898,713 was recorded on this property during 2011 based on a third party appraisal.
NOTE 8: A write-down of $1,115,660 was recorded on this property during 2011 based on a third party appraisal.
NOTE 9: A write-down of $1,608,100 was recorded on this property during 2011 based on a third party appraisal.
NOTE 10: A write-down of $2,168,639 was recorded on this property during 2011 based on a third party appraisal.
NOTE 11: The aggregate cost of the above real estate properties for Federal income tax purposes is approximately $187,869,000.

SCHEDULE IV

OWENS MORTGAGE INVESTMENT FUND
MORTGAGE LOANS ON REAL ESTATE – DECEMBER 31, 2011

Description	Interest Rate	Final Maturity Date	Carrying Amount of Mortgages	Principal Amount of Loans Subject to Delinquent Principal	Principal Amount of Loans Subject to Delinquent Payments
TYPE OF PROPERTY
Commercial	7.25-11.00%	Current to Sept. 2018	$29,552,531	$9,202,488	$12,457,708
Condominiums	10.50-11.00%	Current	10,369,534	10,369,534	10,369,534
Single family Houses (1-4 units)	11.00%	Current	250,000	250,000	250,000
Improved and unimproved land	11.00-12.00%	Current to April 2012	29,249,811	26,843,548	29,249,811
TOTAL			$69,421,876	$46,665,570	$52,327,053

AMOUNT OF LOAN
$0-500,000	8.00-12.00%	Current to Sept. 2018	$1,208,505	$1,043,000	$1,158,505
$500,001-1,000,000	9.00-12.00%	Current to Sept. 2013	3,565,436	3,015,436	1,525,436
$1,000,001-5,000,000	7.25-11.00%	Current to June 2016	26,112,935	13,072,134	20,108,112
Over $5,000,000	8.50-12.00%	Current to June 2014	38,535,000	29,535,000	29,535,000
TOTAL			$69,421,876	$46,665,570	$52,327,053

POSITION OF LOAN
First	7.25-12.00%	Current to June 2016	$48,710,380	$28,699,293	$31,615,557
Second and Third	8.00-12.00%	Current to Sept. 2018	20,711,496	17,966,277	20,711,496
TOTAL			$69,421,876	$46,665,570	$52,327,053

NOTE 1: All loans are arranged by or acquired from an affiliate of the Partnership, namely Owens Financial Group, Inc., the General Partner.

NOTE 2:
Balance at beginning of period (1/1/10)	$211,783,760
Additions during period:
New mortgage loans and advances on existing loans	1,368,700
Note taken back from sale of real estate property	2,000,000
Subtotal	215,152,460
Deductions during period:
Collection of principal	14,490,984
Sales of loans to third parties at face values	6,821,950
Foreclosures	36,174,031
Balance at end of period (12/31/10)	$157,665,495

Balance at beginning of period (1/1/11)	$157,665,495
Additions during period:
New mortgage loans and advances on existing loans	─
Subtotal	157,665,495
Deductions during period:
Collection of principal	26,530,507
Discounted loan payoff accepted	275,000
Foreclosures	61,438,112
Balance at end of period (12/31/11)	$69,421,876

NOTE 3: Included in the above loans are the following loans which exceed 3% of the total loans as of December 31, 2011:

Description	Interest Rate	Final Maturity Date	Periodic Payment Terms	Prior Liens	Face Amount of Mortgages	Carrying Amount of Mortgages	Principal Amount of Loans Subject to Delinquent Principal or Interest
Land S. Lake Tahoe California (4 Notes)	11.00% and 12.00%	10/15/08 and 1/1/09	Interest only, balance due at maturity	$0	$25,180,000	$ 6,467,763 Note 5	$ 6,467,763
Assisted Living Facility Bensalem, PA (2 Notes)	9.00% and 11.00%	4/30/08 and 10/3/08	Interest only, balance due at maturity	0	20,810,000	4,021,946	4,021,946
Mixed Commercial Building S. Lake Tahoe, California	8.50%	6/24/14	Interest only, balance due at maturity	0	19,000,000	9,000,000	0
Condominiums Phoenix, Arizona	11.00%	7/1/09	Interest only, balance due at maturity	0	7,535,000	3,679,719 Note 6	3,679,719
Assisted Living Facility Monterey, California	8.00%	6/1/16	Interest and principal due monthly, balance at maturity	0	5,575,000	4,904,823	0
Marina, Campground and Land Bethel Island, California	11.00%	6/1/09	Interest only, balance due at maturity	0	3,030,000	2,959,500	2,959,500
Condominiums Salt Lake City, Utah	10.50%	1/30/09	Interest only, balance due at maturity	0	6,410,000	2,834,535	2,834,535
Mixed Commercial Building Oakland, California	10.50%	2/1/12	Interest only, balance due at maturity	5,718,000	2,640,000	2,629,715	2,629,715
Land Skagit, Washington	11.00%	4/27/12	Interest only, balance due at maturity	0	3,500,000	2,406,263	2,406,263
TOTALS				$5,718,000	$93,680,000	$38,904,264	$24,999,441

NOTE 4: The aggregate cost of the above mortgages for Federal income tax purposes is $60,494,618 as of December 31, 2011.

NOTE 5: A third party appraisal was obtained on the underlying properties resulting in a specific loan loss allowance of $17,735,073 as of December 31, 2011.

NOTE 6: A third party appraisal was obtained on this loan’s underlying property resulting in a specific loan loss allowance of $3,855,281 as of December 31, 2011.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Consolidated Balance Sheets

September 30, 2012 and December 31, 2011
(UNAUDITED)

	September 30,	December 31,
	2012	2011
ASSETS
Cash and cash equivalents	$17,326,670	$12,232,121
Restricted cash	3,948,000	3,969,000
Certificates of deposit	996,858	1,994,055
Loans secured by trust deeds, net of allowance for losses of $24,941,076 in 2012 and $24,541,897 in 2011	40,215,214	44,879,979
Interest and other receivables	2,057,419	1,455,846
Vehicles, equipment and furniture, net of accumulated depreciation of $553,478 in 2012 and $444,902 in 2011	195,858	279,778
Other assets, net of accumulated amortization of $818,824 in 2012 and $751,065 in 2011	2,311,560	1,328,586
Investment in limited liability company	2,191,130	2,140,036
Real estate held for sale	68,709,511	13,970,673
Real estate held for investment, net of accumulated depreciation and amortization of $6,138,268 in 2012 and $6,458,712 in 2011	68,179,936	131,620,987
Total Assets	$206,132,156	$213,871,061

LIABILITIES AND PARTNERS’ CAPITAL
LIABILITIES:
Accrued distributions payable	$—	$73,584
Due to general partner	282,502	329,002
Accounts payable and accrued liabilities	3,600,271	3,211,321
Deferred gains	644,007	1,448,936
Note payable	10,125,755	10,242,431
Total Liabilities	14,652,535	15,305,274

PARTNERS’ CAPITAL (subject to redemption):
General partner	1,873,243	1,848,993
Limited partners	181,547,215	179,196,966
Total Owens Mortgage Investment Fund partners’ capital	183,420,458	181,045,959
Noncontrolling interests	8,059,163	17,519,828
Total partners’ capital	191,479,621	198,565,787
Total Liabilities and Partners’ Capital	$206,132,156	$213,871,061

The accompanying notes are an integral part of these consolidated financial statements.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Consolidated Statements of Operations

For the Three and Nine Months Ended September 30, 2012 and 2011
(UNAUDITED)

	For the Three Months Ended		For the Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2012	2011	2012	2011
REVENUES:
Interest income on loans secured by trust deeds	$859,636	$1,867,100	$2,009,445	$4,669,755
Gain on sale of real estate, net	1,859,230	—	1,847,613	—
Recognition of deferred gain on sale of real estate	—	6,635	804,929	19,515
Rental and other income from real estate properties	3,427,716	3,546,324	10,105,320	9,280,469
Income from investment in limited liability company	37,921	37,486	116,094	114,378
Other income	1,574	18,177	5,168	23,151
Total revenues	6,186,077	5,475,722	14,888,569	14,107,268

EXPENSES:
Management fees to general partner	405,324	544,490	1,301,201	1,830,326
Servicing fees to general partner	41,158	62,511	123,300	218,426
Administrative/accounting	78,634	48,881	241,786	160,085
Legal and professional	276,251	128,448	838,550	412,115
Rental and other expenses on real estate properties	2,997,994	3,562,432	9,632,391	9,996,288
Interest expense	131,360	133,367	392,735	397,187
Environmental remediation expense	—	—	100,000	—
Provision for loan losses	551,570	730,239	399,179	1,518,969
Impairment losses on real estate properties	614,786	5,193,321	1,033,266	5,484,923
Other	15,821	23,362	68,272	77,240
Total expenses	5,112,898	10,427,051	14,130,680	20,095,559

Net income (loss)	$1,073,179	$(4,951,329)	$757,889	$(5,988,291)
Less: Net loss (income) attributable to non-controlling interests	41,149	(195,495)	(515,289)	(681,244)
Net income (loss) attributable to Owens Mortgage Investment Fund	$1,114,328	$(5,146,824)	$242,600	$(6,669,535)

Net income (loss) allocated to general partner	$11,381	$(50,875)	$2,513	$(68,619)

Net income (loss) allocated to limited partners	$1,102,947	$(5,095,949)	$240,087	$(6,600,916)

Net income (loss) allocated to limited partners per weighted average limited partnership unit	$0.004	$(0.018)	$0.001	$(0.023)

Weighted average limited partnership units	278,606,000	281,575,000	278,606,000	287,242,000
The accompanying notes are an integral part of these consolidated financial statements.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Consolidated Statements of Partners’ Capital

For the Nine Months Ended September 30, 2012 and 2011
(UNAUDITED)

				Total OMIF		Total
	General	Limited partners		Partners’	Noncontrolling	Partners'
	partner	Units	Amount	capital	interests	capital

Balances, December 31, 2010	$2,259,916	290,019,136	$216,841,448	$219,101,364	$16,467	$219,117,831

Net (loss) income	(68,619)	55,745	(6,600,916)	(6,669,535)	681,244	(5,988,291)
Noncontrolling interests of newly consolidated LLC’s	—	—	—	—	16,257,427	16,257,427
Contribution from noncontrolling interest	—	—	—	—	135,944	135,944
Partners’ capital distributions	(87,705)	(8,499,999)	(8,499,997)	(8,587,702)	—	(8,587,702)
Partners’ income distributions	(14,911)	—	(1,389,180)	(1,404,091)	(14,092)	(1,418,183)

Balances, September 30, 2011	$2,088,681	281,574,882	$200,351,355	$202,440,036	$17,076,990	$219,517,026

Balances, December 31, 2011	$1,848,993	278,605,524	$179,196,966	$181,045,959	$17,519,828	$198,565,787

Net income	2,513	—	240,087	242,600	515,289	757,889
Change in ownership interests in consolidated LLC (Note 5)	28,150	—	2,731,617	2,759,767	(9,959,767)	(7,200,000)
Partners’ income distributions	(6,413)	—	(621,455)	(627,868)	(16,187)	(644,055)

Balances, September 30, 2012	$1,873,243	278,605,524	$181,547,215	$183,420,458	$8,059,163	$191,479,621

The accompanying notes are an integral part of these consolidated financial statements.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Consolidated Statements of Cash Flows

For the Nine Months Ended September 30, 2012 and 2011
(UNAUDITED)

	September 30,	September 30,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$757,889	$(5,988,291)
Adjustments to reconcile net loss to net cash provided by operating activities:
Gain on sale of real estate, net	(1,847,613)	(19,515)
Recognition of deferred gain on sale of real estate	(804,929)	—
Income from investment in limited liability company	(116,094)	(114,378)
Provision for loan losses	399,179	1,518,969
Bad debt expense	1,500	3,774
Impairment losses on real estate properties	1,033,266	5,484,923
Depreciation and amortization	1,846,158	2,251,984
Changes in operating assets and liabilities:
Interest and other receivables	(603,073)	(352,091)
Other assets	(1,050,734)	(297,025)
Accounts payable and accrued liabilities	485,770	(1,931,878)
Due to general partner	(46,500)	(262,695)
Net cash provided by operating activities	54,819	293,777

CASH FLOWS FROM INVESTING ACTIVITIES:
Principal collected on loans	5,585,586	16,260,782
Investment in real estate properties	(2,436,773)	(846,827)
Net proceeds from disposition of real estate properties	8,866,691	—
Purchases of vehicles, equipment and furniture	(24,656)	(27,028)
Maturities of certificates of deposit	1,993,197	2,008,099
Purchases of certificates of deposit	(996,000)	(1,996,360)
Transfer from restricted to unrestricted cash	21,000	269,000
Distribution received from investment in limited liability company	65,000	65,000
Net cash provided by investing activities	13,074,045	15,732,666

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on note payable	(116,676)	(112,222)
Distributions to noncontrolling interests	(16,187)	(14,092)
Contribution from noncontrolling interest	—	135,944
Partners’ capital distributions	—	(8,587,702)
Purchase of member’s interest in consolidated LLC	(7,200,000)	—
Partners’ income distributions	(701,452)	(1,271,974)
Net cash used in financing activities	(8,034,315)	(9,850,046)

Net increase in cash and cash equivalents	5,094,549	6,176,397

Cash and cash equivalents at beginning of period	12,232,121	1,089,060

Cash and cash equivalents at end of period	$17,326,670	$7,265,457

Supplemental Disclosures of Cash Flow Information
Cash paid during the period for interest	$394,671	$399,125

See notes 2, 5 and 6 for supplemental disclosure of non-cash investing activities.
The accompanying notes are an integral part of these consolidated financial statements.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

In the opinion of the management of Owens Mortgage Investment Fund, a California Limited Partnership, (the “Partnership”) the accompanying unaudited financial statements contain all adjustments, consisting of normal, recurring adjustments, necessary to present fairly the financial information included therein. Certain information and footnote disclosures presented in the Partnership’s annual consolidated financial statements are not included in these interim financial statements. These consolidated financial statements should be read in conjunction with the audited consolidated financial statements included in the Partnership’s Form 10-K for the fiscal year ended December 31, 2011 filed with the Securities and Exchange Commission (“SEC”). The results of operations for the three and nine months ended September 30, 2012 are not necessarily indicative of the operating results to be expected for the full year ending December 31, 2012. The Partnership evaluates subsequent events up to the date it files its Form 10-Q with the SEC.

Basis of Presentation

Principles of Consolidation

The consolidated financial statements include the accounts of the Partnership and its majority- and wholly-owned limited liability companies (see notes 5 and 6). All significant inter-company transactions and balances have been eliminated in consolidation. The Partnership is in the business of providing mortgage lending services and manages its business as one operating segment. Due to foreclosure activity, the Partnership also owns and manages real estate assets.

Certain reclassifications, not affecting previously reported net income or total partner capital, have been made to the previously issued consolidated financial statements to conform to the current year presentation.

Management Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Such estimates relate principally to the determination of the allowance for loan losses, including the valuation of impaired loans, the valuation of real estate held for sale and investment, and the estimate of the environmental remediation liability (see notes 3, 4, 11 and 12). Fair value estimates are derived from information available in the real estate markets including similar property and often require the experience and judgment of third parties such as real estate appraisers and brokers. The estimates figure materially in calculating the value of the property at acquisition, the level of charge to the allowance for loan losses and any subsequent valuation reserves or write-downs. Such estimates are inherently imprecise and actual results could differ significantly from such estimates.

Significant Accounting Policies

Loans Secured by Trust Deeds

Loans secured by trust deeds are stated at the principal amount outstanding. The Partnership’s portfolio consists primarily of commercial real estate loans generally collateralized by first, second and third deeds of trust. Interest income on loans is accrued by the simple interest method. Loans are generally placed on nonaccrual status when the borrowers are past due greater than ninety days or when full payment of principal and interest is not expected. When a loan is classified as nonaccrual, interest accruals discontinue and all past due interest remains accrued until the loan becomes current, is paid off or is foreclosed upon. Interest accruals are resumed on such loans only when they are brought fully current with respect to interest and principal and when, in the judgment of management, the loans are estimated to be fully collectible as to both principal and interest. Cash receipts on nonaccrual loans are used to reduce any outstanding accrued interest, and then are recorded as interest income, except when such payments are specifically designated as principal reduction or when management does not believe the Partnership’s investment in the loan is fully recoverable.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

Allowance for Loan Losses

Loans and the related accrued interest and advances are analyzed by management on a periodic basis for ultimate recovery. The allowance for loan losses is an estimate of credit losses inherent in the Partnership’s loan portfolio that have been incurred as of the balance sheet date. The allowance is established through a provision for loan losses which is charged to expense. Additions to the allowance are expected to maintain the adequacy of the total allowance after credit losses and loan growth. Credit exposures determined to be uncollectible are charged against the allowance. Cash received on previously charged off amounts is recorded as a recovery to the allowance. The overall allowance consists of two primary components, specific reserves related to impaired loans and general reserves for inherent losses related to loans that are not impaired.

Regardless of a loan type, a loan is considered impaired when, based on current information and events, it is probable that the Partnership will be unable to collect all amounts due, including principal and interest, according to the contractual terms of the original agreement. All loans determined to be impaired are individually evaluated for impairment. When a loan is impaired, management estimates impairment based on the present value of expected future cash flows discounted at the loan's effective interest rate, except that as a practical expedient, it may measure impairment based on a loan's observable market price, or estimates of the fair value of the collateral if the loan is collateral dependent. A loan is collateral dependent if the repayment of the loan is expected to be provided solely by the underlying collateral. These valuations are generally updated during the fourth quarter but may be updated during interim periods if deemed appropriate by management.

A restructuring of a debt constitutes a troubled debt restructuring (“TDR”) if the Partnership, for economic or legal reasons related to the debtor's financial difficulties, grants a concession to the debtor that it would not otherwise consider. Restructured loans typically present an elevated level of credit risk as the borrowers are not able to perform according to the original contractual terms. Loans that are reported as TDR’s are considered impaired and measured for impairment as described above.

The determination of the general reserve for loans that are not impaired is also based on estimates made by management, to include, but not limited to, consideration of historical losses by portfolio segment, internal asset classifications, and qualitative factors to include economic trends in the Partnership’s service areas, industry experience and trends, geographic concentrations, estimated collateral values, the Partnership’s underwriting policies, the character of the loan portfolio, and probable losses inherent in the portfolio taken as a whole.

The Partnership maintains a separate allowance for each portfolio segment (loan type). These portfolio segments include commercial real estate, improved and unimproved land, condominium, and single-family (1-4 units) loans. The allowance for loan losses attributable to each portfolio segment, which includes both impaired loans and loans that are not impaired, is combined to determine the Partnership’s overall allowance, which is included on the consolidated balance sheet. The reserve for loans that are not impaired consists of reserve factors that are based on management’s assessment of the following for each portfolio segment: (1) inherent credit risk, (2) historical losses, and (3) other qualitative factors. These reserve factors are inherently subjective and are driven by the repayment risk associated with each portfolio segment described below.

Improved and Unimproved Land – These loans generally possess a higher inherent risk of loss than other real estate portfolio segments. A major risk arises from the necessity to complete projects within specified costs and time lines. Trends in the construction industry significantly impact the credit quality of these loans as demand drives construction activity. In addition, trends in real estate values significantly impact the credit quality of these loans, as property values determine the economic viability of construction projects.

Commercial Real Estate and Condominiums – These loans generally possess a higher inherent risk of loss than other real estate portfolio segments, except improved and unimproved land. Adverse economic developments or an overbuilt market impact commercial and condominium real estate projects and may result in troubled loans. Trends in vacancy rates of properties impact the credit quality of these loans. High vacancy rates reduce operating revenues and the ability for properties to produce sufficient cash flow to service debt obligations.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

Real Estate Operations

Revenue Recognition

The Partnership leases multifamily rental units under operating leases with terms of generally one year or less. Rental revenue is recognized, net of rental concessions, on a straight-line method over the related lease term. Rental income on commercial property is recognized on a straight-line basis over the term of each operating lease.

Recognition of gains on the sale of real estate is dependent upon the transaction meeting certain criteria related to the nature of the property and the terms of the sale including potential seller financing.

Real Estate Held for Sale

Real estate held for sale includes real estate acquired in full or partial settlement of loan obligations generally through foreclosure that is being marketed for sale. Real estate held for sale is recorded at acquisition at the lower of the recorded investment in the loan, inclusive of any senior indebtedness, or at the property’s estimated fair value less estimated costs to sell, as applicable. Any excess of the recorded investment in the loan over the net realizable value is charged against the allowance for loan losses.

After acquisition, costs incurred relating to the development and improvement of property are capitalized to the extent they do not cause the recorded value to exceed the net realizable value, whereas costs relating to holding and disposition of the property are expensed as incurred. After acquisition, real estate held for sale is analyzed periodically for changes in fair values and any subsequent write down is charged to impairment losses on real estate properties. Any recovery in the fair value subsequent to such a write down is recorded (not to exceed the net realizable value at acquisition) as an offset to impairment losses on real estate properties. Recognition of gains on the sale of real estate is dependent upon the transaction meeting certain criteria related to the nature of the property and the terms of the sale including potential seller financing.

Real Estate Held for Investment

Real estate held for investment includes real estate acquired in full or partial settlement of loan obligations generally through foreclosure that is not being marketed for sale and is either being operated, such as rental properties; is being managed through the development process, including obtaining appropriate and necessary entitlements, permits and construction; or are idle properties awaiting more favorable market conditions. Real estate held for investment is recorded at acquisition at the lower of the recorded investment in the loan, plus any senior indebtedness, or at the property’s estimated fair value, less estimated costs to sell, as applicable.

After acquisition, costs incurred relating to the development and improvement of the property are capitalized, whereas costs relating to operating or holding the property are expensed. Subsequent to acquisition, management periodically compares the carrying value of real estate to expected undiscounted future cash flows for the purpose of assessing the recoverability of the recorded amounts. If the carrying value exceeds future undiscounted cash flows, the assets are reduced to estimated fair value.

Depreciation of real estate properties held for investment is provided on the straight-line method over the estimated remaining useful lives of buildings and improvements (5-39 years). Depreciation of tenant improvements is provided on the straight-line method over the lives of the related leases.

The Partnership reclassifies real estate properties from held for investment to held for sale in the period in which all of the following criteria are met: 1) Management commits to a plan to sell the property; 2) The property is available for immediate sale in its present condition; 3) An active program to locate a buyer has been initiated; 4) The sale of the property is probable and the transfer of the property is expected to qualify for recognition as a completed sale, within one year; and 5) Actions required to complete the plan indicate it is unlikely that significant changes to the plan will be made or the plan will be withdrawn.

If circumstances arise that previously were considered unlikely, and, as a result, the Partnership decides not to sell a real estate property classified as held for sale, the property is reclassified to held for investment. The property is then measured individually at the lower of its carrying amount, adjusted for depreciation or amortization expense that would have been recognized had the property been continuously classified as held for investment or its fair value at the date of the subsequent decision not to sell.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

Environmental Remediation Liability
Liabilities related to future environmental remediation costs are recorded when remediation or monitoring or both are probable and the costs can be reasonably estimated. The Partnership’s environmental remediation liability related to the property located in Santa Clara, California (held within 1850 De La Cruz, LLC – see Notes 4 and 12) was recorded based on a third party consultant’s estimate of the costs required to remediate and monitor the contamination.

Income Taxes

No provision for federal and state income taxes is made in the consolidated financial statements since the Partnership is not a taxable entity. Accordingly, any income or loss is included in the tax returns of the partners.

In accordance with the provisions of ASC 740-10, a tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely to be realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded. The Partnership has elected to record interest and penalties related to unrecognized tax benefits, if any, in other expenses. The total amount of unrecognized tax benefits, including interest and penalties, at September 30, 2012 is zero. The amount of tax benefits that would impact the effective rate, if recognized, is expected to be zero. The Partnership does not anticipate any significant changes with respect to unrecognized tax benefits within the next twelve months. With few exceptions, the Partnership is no longer subject to federal and state income tax examinations by tax authorities for years before 2007.

Recently Adopted Accounting Standards

ASU No. 2011-04

In May 2011, the FASB issued ASU No. 2011-04 “Fair Value Measurement (Topic 820)”. The amendments in this ASU result in common fair value measurement and disclosure requirements in U.S. Generally Accepted Accounting Principles and International Financial Reporting Standards. Overall, the guidance is consistent with existing U.S. accounting principles; however, there are some amendments that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments in this guidance resulted in expanded disclosures of the fair value hierarchy for all financial instruments and descriptions of unobservable inputs and were effective in the Partnership’s interim period ended March 31, 2012.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

NOTE 2 - LOANS SECURED BY TRUST DEEDS

Loans secured by trust deeds as of September 30, 2012 and December 31, 2011 are as follows:

	2012	2011
By Property Type:
Commercial	$25,956,848	$29,552,531
Condominiums	10,129,631	10,369,534
Single family homes (1-4 units)	250,000	250,000
Improved and unimproved land	28,819,811	29,249,811
	$65,156,290	$69,421,876
By Deed Order:
First mortgages	$50,860,254	$48,710,380
Second and third mortgages	14,296,036	20,711,496
	$65,156,290	$69,421,876

Scheduled maturities of loans secured by trust deeds as of September 30, 2012 and the interest rate sensitivity of such loans are as follows:

	Fixed	Variable
	Interest Rate	Interest Rate	Total
Year ending September 30:
2012 (past maturity)	$46,746,630	$—	$46,746,630
2013	1,700,000	2,000,000	3,700,000
2014	4,285,015	9,000,000	13,285,015
2015	—	—	—
2016	—	—	—
2017	—	—	—
Thereafter (through 2022)	104,645	1,320,000	1,424,645
	$52,836,290	$12,320,000	$65,156,290

Variable rate loans use as indices the one-year, five-year and 10-year Treasury Constant Maturity Index (0.17%, 0.62% and 1.65%, respectively, as of September 30, 2012), the prime rate (3.25% as of September 30, 2012) or the weighted average cost of funds index for Eleventh District savings institutions (1.07% as of September 30, 2012) or include terms whereby the interest rate is adjusted at a specific later date. Premiums over these indices have varied from 2.0% to 6.5% depending upon market conditions at the time the loan is made.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

The following is a schedule by geographic location of loans secured by trust deeds as of September 30, 2012 and December 31, 2011:
	September 30, 2012	Portfolio	December 31, 2011	Portfolio
	Balance	Percentage	Balance	Percentage
Arizona	$7,535,000	11.57%	$7,535,000	10.86%
California	45,278,449	69.49%	50,624,132	72.92%
Hawaii	2,000,000	3.07%	2,000,000	2.88%
Louisiana	1,320,000	2.03%	—	—%
Pennsylvania	4,021,946	6.17%	4,021,946	5.79%
Utah	2,594,632	3.98%	2,834,535	4.08%
Washington	2,406,263	3.69%	2,406,263	3.47%
	$65,156,290	100.00%	$69,421,876	100.00%

As of September 30, 2012 and December 31, 2011, the Partnership’s loans secured by deeds of trust on real property collateral located in Northern California totaled approximately 69% ($45,278,000) and 73% ($50,624,000), respectively, of the loan portfolio. The Northern California region (which includes Monterey, Fresno, Kings, Tulare and Inyo counties and all counties north) is a large geographic area which has a diversified economic base. The ability of borrowers to repay loans is influenced by the economic strength of the region and the impact of prevailing market conditions on the value of real estate. In addition, as of September 30, 2012, approximately 81% of the Partnership’s mortgage loans were secured by real estate located in the states of California and Arizona, which have experienced dramatic reductions in real estate values over the past three years.

During the quarter ended September 30, 2012, the Partnership executed extension and modification agreements on two impaired loans with aggregate principal balances totaling approximately $3,485,000. The interest rates on both loans were lowered from 11% to 8% and 5%, respectively, and the maturity dates were extended to April 2014. In addition, all past due interest and late charges on one of the loans of approximately $240,000 were waived. During the nine months ended September 30, 2012, the Partnership extended to December 31, 2013 the maturity date of one loan with a principal balance of $800,000.

During the nine months ended September 30, 2011, the Partnership extended, by one year or less, the maturity dates of two loans with aggregate principal balances totaling $3,494,000.

During the nine months ended September 30, 2012, the Partnership recognized $805,000 in deferred gain related to the sale of the Bayview Gardens property in 2006 as the carry back note with a remaining principal balance of approximately $4,891,000 was repaid in full by the buyer/borrower.

As of September 30, 2012 and December 31, 2011, approximately $65,052,000 (99.8%) and $64,402,000 (92.8%) of Partnership loans are interest-only and require the borrower to make a “balloon payment” on the principal amount upon maturity of the loan. To the extent that a borrower has an obligation to pay mortgage loan principal in a large lump sum payment, its ability to satisfy this obligation may be dependent upon its ability to sell the property, obtain suitable refinancing or otherwise raise a substantial cash amount. As a result, these loans involve a higher risk of default than fully amortizing loans. In recent years, many borrowers on Partnership loans have been unable to pay the full amount due at the maturity date. The Partnership has allowed some of these borrowers to continue make the regularly scheduled monthly interest payments for certain periods of time to assist the borrower in meeting the balloon payment obligation without formally filing a notice of default. These loans for which the principal is due and payable, but the borrower has failed to make such payment of principal are referred to as “past maturity loans”. As of September 30, 2012 and December 31, 2011, the Partnership had fourteen and sixteen past maturity loans totaling approximately $46,747,000 and $46,666,000, respectively.

As of September 30, 2012 and December 31, 2011, the Partnership had seventeen and eighteen loans, respectively, that were impaired totaling approximately $51,646,000 (79%) and $52,327,000 (75%), respectively. This included thirteen and fourteen past maturity loans totaling $46,057,000 (71%) and $45,176,000 (65%), respectively. In addition, one and two loans totaling approximately $690,000 (1%) and $1,490,000 (2%), respectively, were past maturity but current in monthly payments as of September 30, 2012 and December 31, 2011, respectively (combined total of impaired and past maturity loans of $52,336,000 (80%) and $53,817,000 (78%), respectively). Of the impaired and past maturity loans, approximately $30,225,000 (46%) and $8,050,000 (12%), respectively, were in the process of foreclosure and $4,493,000 (7%) and $24,203,000 (35%), respectively, involved borrowers who were in bankruptcy as of September 30, 2012 and December 31, 2011.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

During the nine months ended September 30, 2012, the Partnership foreclosed on no loans. During the nine months ended September 30, 2011, the Partnership foreclosed on eight loans with aggregate principal balances totaling approximately $45,610,000 and obtained the properties via the trustee’s sales.
During the nine months ended September 30, 2012, one delinquent and past maturity loan with a principal balance of $430,000 was paid off in full by the borrower.

In October 2012 (subsequent to quarter end), the Partnership foreclosed on an impaired loan with a principal balance of $2,000,000 and obtained the property via the trustee’s sale. In addition, in October 2012 the borrower, on two Partnership loans secured by the same property with an aggregate principal balance of $1,863,000, had their bankruptcy lifted by the court and the Partnership’s trustee’s sale is scheduled to be held in November 2012.

During the nine months ended September 30, 2011, the Partnership assigned two first mortgage loans secured by the same property with an aggregate principal balance totaling $3,500,000 to a new wholly owned LLC entity (Broadway & Commerce, LLC). These loans were then foreclosed upon by the new LLC entity and the property was obtained via the trustee’s sale. In addition, during the nine months ended September 30, 2011, the Partnership assigned one first mortgage loan that was purchased by the Partnership at a discount in 2010, with a principal balance of approximately $602,000, to a new wholly owned LLC entity (Bensalem Primary Fund, LLC).

The Partnership has four delinquent loans with aggregate principal balances totaling approximately $24,203,000 that were originally secured by first, second and third deeds of trust on 29 parcels of land with entitlements for a 502,267 square foot resort development located in South Lake Tahoe, California known as Chateau at Lake Tahoe (the “Project”). In July 2012, the Partnership signed purchase agreements totaling $6,600,000 to acquire seven parcels in the Project that are contiguous to parcels securing the Partnership’s loans. These seven parcels had provided partial security for the Partnership’s existing loans which were junior to loans held by senior lenders that foreclosed on the property in 2010 and early 2011. While these parcels were originally part of the security for the Partnership’s loans, management chose not to advance the funds to acquire the parcels at the foreclosure sales due to the bankruptcy of the borrower and the uncertainty surrounding the Project. As a result, there are multiple owners of the contiguous parcels. For similar reasons, in July 2012, the Partnership also signed a letter of intent to acquire the senior note for $1,400,000 secured by two parcels on which the Partnership holds second and third deeds of trust. In addition, the Partnership will advance $200,000 to obtain a release of the deed of trust that is senior to the Partnership’s loan on a single parcel in the second phase of the Project, and advance $100,000 for the option to acquire a note for $700,000 which is senior to the Partnership’s loan.

As of September 30, 2012, the Partnership has paid $600,000 in deposits for the purchase of the parcels. The purchases are expected to close escrow in December 2012. The Partnership expects to pay a total of $4,000,000 in total out of cash reserves for the above purchases. The sellers of the parcels and notes are expected to provide financing for the balance of the purchase price which totals $5,000,000 at 5% interest with interest only, semi-annual payments until the note becomes due in four years from the close of escrow. Once these acquisitions are completed, it is anticipated that the Partnership will then foreclose on all of the deeds of trust and gain ownership of the related parcels. The Partnership will then own a total of 20 parcels which will include all of the parcels necessary to complete the first phase of the Project. Management made the decision to purchase these parcels and notes in order to protect the Partnership’s existing investment in the loans by securing controlling ownership of the first phase of the Project, which will enable the Partnership to move ahead with the sale or potential development of the Project. As of September 30, 2012 and December 31, 2011, the Partnership had recorded a specific loan allowance on these loans of approximately $19,095,000 and $17,735,000, respectively.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

NOTE 3 – ALLOWANCE FOR LOAN LOSSES

The following table shows the allocation of the allowance for loan losses as of and for the three and nine months ended September 30, 2012 by portfolio segment and by impairment methodology:

	Commercial Real Estate	Condo-miniums	Single Family Homes	Improved and Unimproved Land
2012					Total

Allowance for loan losses:
	Three Months Ended September 30, 2012

Beginning balance	$2,369,287	$3,855,281	$—	$18,164,938	$24,389,506
Charge-offs	—	—	—	—	—
(Reversal) Provision	(167,073)	(211,200)	—	929,843	551,570
Ending Balance	$2,202,214	$3,644,081	$—	$19,094,781	$24,941,076

	Nine Months Ended September 30, 2012

Beginning balance	$2,951,543	$3,855,281	$—	$17,735,073	$24,541,897
Charge-offs	—	—	—	—	—
(Reversal) Provision	(749,329)	(211,200)	—	1,359,708	399,179
Ending balance	$2,202,214	$3,644,081	$—	$19,094,781	$24,941,076

Ending balance: individually evaluated for impairment	$424,214	$3,644,081	$—	$19,094,781	$23,163,076

Ending balance: collectively evaluated for impairment	$1,778,000	$—	$—	$—	$1,778,000

Loans:
Ending balance	$25,956,848	$10,129,631	$250,000	$28,819,811	$65,156,290

Ending balance: individually evaluated for impairment	$12,446,848	$10,129,631	$250,000	$28,819,811	$51,646,290

Ending balance: collectively evaluated for impairment	$13,510,000	$—	$—	$—	$13,510,000

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

The following table shows the allocation of the allowance for loan losses for the three and nine months ended September 30, 2011 and as of December 31, 2011 by portfolio segment and by impairment methodology:

	Commercial Real Estate	Condo-miniums	Single Family Homes	Improved and Unimproved Land
2011					Total

Allowance for loan losses:
	Three Months Ended September 30, 2011
Beginning balance	$3,972,925	$5,530,473	$—	$16,716,118	$26,219,516
Charge-offs	—	(1,116,561)	—	(428,314)	(1,544,875)
(Reversal) Provision	(87,238)	6,691	—	810,786	730,239
Ending Balance	$3,885,687	$4,420,603	$—	$17,098,590	$25,404,880

	Nine Months Ended September 30, 2011
Beginning balance	$4,453,677	$15,706,726	$—	$15,908,112	$36,068,515
Charge-offs	—	(11,754,290))	—	(428,314)	(12,182,604)
(Reversal) Provision	(567,990)	468,167	—	1,618,792	1,518,969
Ending balance	$3,885,687	$4,420,603	$—	$17,098,590	$25,404,880

	As of December 31, 2011
Ending balance: individually evaluated for impairment	$701,543	$3,855,281	$—	$17,735,073	$22,291,897

Ending balance: collectively evaluated for impairment	$2,250,000	$—	$—	$—	$2,250,000

Ending balance	$2,951,543	$3,855,281	$—	$17,735,073	$24,541,897

Loans:
Ending balance	$29,552,531	$10,369,5344	$250,000	$29,249,811	$69,421,876

Ending balance: individually evaluated for impairment	$12,457,708	$10,369,534	$250,000	$29,249,811	$52,327,053

Ending balance: collectively evaluated for impairment	$17,094,823	$—	$—	$—	$17,094,823

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

The following tables show an aging analysis of the loan portfolio by the time past due as of September 30, 2012 and December 31, 2011:

	Loans	Loans	Loans
	30-59 Days	60-89 Days	90 or More Days	Total Past
September 30, 2012	Past Due	Past Due	Past Due	Due Loans	Current Loans	Total Loans
Commercial real estate	$—	$—	$12,446,848	$12,446,848	$13,510,000	$25,956,848

Condominiums	—	—	10,129,631	10,129,631	—	10,129,631

Single family homes	—	—	250,000	250,000	—	250,000

Improved and unimproved land	—	—	28,819,811	28,819,811	—	28,819,811

	$—	$—	$51,646,290	$51,646,290	$13,510,000	$65,156,290

	Loans	Loans	Loans
	30-59 Days	60-89 Days	90 or More Days	Total Past
December 31, 2011	Past Due	Past Due	Past Due	Due Loans	Current Loans	Total Loans

Commercial real estate	$—	$—	$12,457,708	$12,457,708	$17,094,823	$29,552,531

Condominiums	—	—	10,369,534	10,369,534	—	10,369,534

Single family homes	—	—	250,000	250,000	—	250,000

Improved and unimproved land	—	—	29,249,811	29,249,811	—	29,249,811

	$—	$—	$52,327,053	$52,327,053	$17,094,823	$69,421,876

All of the loans that are 90 or more days past due as listed above are on non-accrual status as of September 30, 2012 and December 31, 2011.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

The following tables show information related to impaired loans as of and for the three and nine months ended September 30, 2012:

	As of September 30, 2012

		Unpaid
	Recorded	Principal	Related
	Investment	Balance	Allowance
With no related allowance recorded:
Commercial Real Estate	$12,085,930	$11,368,096	$—
Condominiums	2,639,751	2,594,631	—
Single family homes	250,195	250,000	—
Improved and unimproved land	4,618,391	4,616,974	—

With an allowance recorded:
Commercial Real Estate	1,079,699	1,078,752	424,214
Condominiums	7,983,281	7,535,000	3,644,081
Single family homes	—	—	—
Improved and unimproved land	24,704,084	24,202,837	19,094,781

Total:
Commercial Real Estate	$13,165,629	$12,446,848	$424,214
Condominiums	$10,623,032	$10,129,631	$3,644,081
Single family homes	$250,195	$250,000	$—
Improved and unimproved land	$29,322,475	$28,819,811	$19,094,781

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

	Three Months Ended September 30, 2012		Nine Months Ended September 30, 2012
	Average	Interest	Average	Interest
	Recorded	Income	Recorded	Income
	Investment	Recognized	Investment	Recognized
With no related allowance recorded:
Commercial Real Estate	$12,046,985	$381,610	$11,900,346	$468,943
Condominiums	2,639,751	45,000	2,692,772	105,000
Single family homes	250,195	2,292	250,195	16,044
Improved and unimproved land	4,618,391	76,125	4,761,683	236,917

With an allowance recorded:
Commercial Real Estate	1,079,419	13,484	1,079,043	13,484
Condominiums	7,983,281	44,850	7,983,281	178,107
Single family homes	—	—	—	—
Improved and unimproved land	24,704,084	—	24,586,721	—

Total:
Commercial Real Estate	$13,126,404	$395,094	$12,979,389	$482,427
Condominiums	$10,623,032	$89,850	$10,676,053	$283,107
Single family homes	$250,195	$2,292	$250,195	$16,044
Improved and unimproved land	$29,322,475	$76,125	$29,348,404	$236,917

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

The following tables show information related to impaired loans as of December 31, 2011 and for the three and nine months ended September 30, 2011:

	As of December 31, 2011

		Unpaid
	Recorded	Principal	Related
	Investment	Balance	Allowance
With no related allowance recorded:
Commercial Real Estate	$11,617,607	$11,263,451	$—
Condominiums	2,873,107	2,834,534	—
Single family homes	250,195	250,000	—
Improved and unimproved land	5,048,329	5,046,974	—

With an allowance recorded:
Commercial Real Estate	1,194,352	1,194,257	701,543
Condominiums	7,983,281	7,535,000	3,855,281
Single family homes	—	—	—
Improved and unimproved land	24,337,602	24,202,837	17,735,073

Total:
Commercial Real Estate	$12,811,959	$12,457,708	$701,543
Condominiums	$10,856,388	$10,369,534	$3,855,281
Single family homes	$250,195	$250,000	$—
Improved and unimproved land	$29,385,931	$29,249,811	$17,735,073

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

	Three Months Ended September 30, 2011		Nine Months Ended September 30, 2011
	Average	Interest	Average	Interest
	Recorded	Income	Recorded	Income
	Investment	Recognized	Investment	Recognized
With no related allowance recorded:
Commercial Real Estate	$12,583,155	$27,593	$21,127,040	$829,072
Condominiums	3,320,306	166,948	3,463,213	256,948
Single family homes	250,180	6,876	267,034	18,336
Improved and unimproved land	5,805,717	70,110	5,567,625	176,204

With an allowance recorded:
Commercial Real Estate	1,343,843	16,711	1,204,921	38,993
Condominiums	7,972,603	82,290	13,501,499	261,279
Single family homes	—	—	—	—
Improved and unimproved land	41,568,416	—	42,539,002	—

Total:
Commercial Real Estate	$13,926,998	$44,304	$22,331,961	$868,065
Condominiums	$11,292,909	$249,238	$16,964,712	$518,227
Single family homes	$250,180	$6,876	$267,034	$18,336
Improved and unimproved land	$47,374,133	$70,110	$48,106,627	$176,204

Interest income recognized on a cash basis for impaired loans approximates the interest income recognized as reflected in the tables above.

Troubled Debt Restructurings

The Partnership has allocated approximately $424,000 and $116,000 of specific reserves to borrowers whose loan terms have been modified in troubled debt restructurings as of September 30, 2012 and December 31, 2011. The Partnership has not committed to lend additional amounts to any of these borrowers.

During the three and nine months ended September 30, 2012 and 2011, the terms of certain loans were modified as troubled debt restructurings. The modification of the terms of such loans included one or a combination of the following: an extension of the maturity date and a reduction of the stated interest rate of the loan or a reduction in the monthly interest payments due under the loan with all deferred interest due at the extended maturity date.

Modifications involving a reduction of the stated interest rate of the loan were for periods ranging from 20 months to 7 years. Modifications involving a reduction in the monthly interest payment due and the extension of the maturity date were for periods ranging from 5 months to 1 year.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

The following tables show information related to loan modifications made by the Partnership during the three and nine months ended September 30, 2012 and 2011:
	Modifications During the Three Months Ended September 30, 2012
	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment

Troubled Debt Restructurings
Commercial real estate	1	$655,485	$655,485
Improved and unimproved land	1	2,406,411	2,406,411

	Modifications During the Nine Months Ended September 30, 2012
	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment

Troubled Debt Restructurings
Commercial real estate	1	$655,485	$655,485
Improved and unimproved land	2	5,367,180	5,367,180

	Modifications During the Nine Months Ended September 30, 2011
	Number of Contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment

Troubled Debt Restructurings
Commercial real estate	1	$236,652	$78,000
Condominiums	1	3,531,956	3,531,956
Improved and unimproved land	3	5,801,418	5,801,418

Troubled Debt Restructurings	Number of Contracts	Recorded Investment
That Subsequently Defaulted
Improved and unimproved land	1	2,960,770

NOTE 4 – INVESTMENT IN LIMITED LIABILITY COMPANY

During 2008, the Partnership entered into an Operating Agreement of 1850 De La Cruz LLC, a California limited liability company (“1850”), with Nanook Ventures LLC (“Nanook”), an unrelated party. The purpose of the joint venture is to acquire, own and operate certain industrial land and buildings located in Santa Clara, California that were owned by the Partnership. The property was subject to a Purchase and Sale Agreement dated July 24, 2007 (the “Sale Agreement”), as amended, between the Partnership, as seller, and Nanook, as buyer. During the course of due diligence under the Sale Agreement, it was discovered that the property is contaminated and that remediation and monitoring may be required. The parties agreed to enter into the Operating Agreement to restructure the arrangement as a joint venture. At the time of closing in July 2008, the two properties were separately contributed to two new limited liability companies, Nanook Ventures One LLC and Nanook Ventures Two LLC, that are wholly owned by 1850. The Partnership and Nanook are the Members of 1850 and NV Manager, LLC is the Manager. (See Note 12 for further discussion of the Partnership’s environmental remediation obligation with respect to the properties owned by 1850.)

The Partnership received capital distributions from 1850 of approximately $65,000 during the nine months ended September 30, 2012 and 2011. The net income to the Partnership from its investment in 1850 De La Cruz was approximately $38,000 and $37,000 during the three months ended September 30, 2012 and 2011, respectively, and $116,000 and $114,000 during the nine months ended September 30, 2012 and 2011, respectively.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

NOTE 5 - REAL ESTATE HELD FOR SALE

Real estate properties held for sale as of September 30, 2012 and December 31, 2011 consists of the following properties acquired through foreclosure:

	2012	2011
Manufactured home subdivision development, Ione, California	$82,875	$244,400
Manufactured home subdivision development, Lake Charles, Louisiana (held within Dation, LLC) – see Note 6	—	2,003,046
Golf course, Auburn, California (held within DarkHorse Golf Club, LLC) – transferred from held for investment	1,844,146	—
Eight townhomes, Santa Barbara, California (held within Anacapa Villas, LLC) – transferred from held for investment	7,851,451	—
Marina with 30 boat slips and 11 RV spaces, Oakley, California (held within The Last Resort and Marina, LLC)	408,000	432,000
Nineteen condominium units, San Diego, California (held within 33rd Street Terrace, LLC) – transferred from held for investment	1,626,375	—
Industrial building, Sunnyvale, California (held within Wolfe Central, LLC) – transferred from held for investment	3,250,375	—
Commercial buildings, Sacramento, California	3,890,968	3,890,968
45 condominium and 2 commercial units, Oakland, California (held within 1401 on Jackson, LLC) – transferred from held for investment	8,517,932	—
169 condominium units and 160 unit unoccupied apartment building, Miami, Florida (held within TOTB Miami, LLC) – transferred from held for investment	33,837,130	—
1/7th interest in single family home, Lincoln City, Oregon	85,259	85,259
Industrial land, Pomona, California (held within 1875 West Mission Blvd., LLC)	7,315,000	7,315,000
	$68,709,511	$13,970,673

During the second quarter of 2012, the Partnership transferred the properties located in Auburn, Santa Barbara, San Diego, Sunnyvale, Oakland and Chico, California and Miami, Florida from held for investment to held for sale as they are now being actively marketed for sale and sales are expected within the next year.

During the quarter ended September 30, 2012, the Partnership sold the industrial building located in Chico, California for net sales proceeds of approximately $8,514,000 resulting in a gain to the Partnership of approximately $1,863,000. In addition, during the quarter ended September 30, 2012, the Partnership sold one of the manufactured homes located in Ione, California for net sales proceeds of approximately $57,000 resulting in a loss to the Partnership of approximately $4,000.

In October 2012 (subsequent to quarter end), the Partnership sold the nineteen condominium units located in San Diego, California for net sales proceeds of approximately $2,181,000 resulting in a gain to the Partnership of approximately $555,000.

During the three and nine months ended September 30, 2012, the Partnership recorded the following impairment losses on real estate held for sale based on updated appraisals obtained:

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

	Three Months Ended	Nine Months Ended
	September 30, 2012	September 30, 2012

Manufactured home subdivision development, Ione, California	$100,830	$100,830
Golf course, Auburn, California (held within DarkHorse Golf Club, LLC)	—	328,240
Marina with 30 boat slips and 11 RV spaces, Oakley, California (held within The Last Resort and Marina, LLC)	24,000	24,000
	$124,830	$453,070

During the quarter ended September 30, 2011, the Partnership recorded an impairment loss of approximately $19,000 on the property held within The Last Resort & Marina, LLC as a result of an updated appraisal obtained on the property.

Foreclosure Activity

During the quarter ended September 30, 2011, the Partnership and a third party lender who participated in a first mortgage loan secured by industrial land located in Pomona, California with a principal balance to the Partnership of approximately $5,078,000 contributed their interests in the loan to a new limited liability company, 1875 West Mission Blvd., LLC (“1875”). The lenders then foreclosed on the subject loan and obtained the property via the trustee’s sale within the new LLC. See further details below under 1875 West Mission Blvd., LLC.

During the nine months ended September 30, 2011, the Partnership foreclosed on a first mortgage loan secured by a 1/7th interest in a single family home located in Lincoln City, Oregon in the amount of approximately $75,000 and obtained the property interest via the trustee’s sale. In addition, accrued interest and advances made on the loan or incurred as part of the foreclosure (such as legal fees and delinquent property taxes) in the total amount of approximately $10,000 were capitalized to the basis of the property.

TOTB Miami, LLC

During the nine months ended September 30, 2011, the Partnership and two co-lenders (which included Owens Financial Group, Inc., or the General Partner, and PRC Treasures, LLC, or PRC) foreclosed on a participated, first mortgage loan secured by a condominium complex located in Miami, Florida with a principal balance to the Partnership of approximately $26,257,000 and obtained an undivided interest in the properties via the trustee’s sale. The Partnership and other lenders formed a Florida limited liability company, TOTB Miami, LLC (“TOTB”), to own and operate the complex. The complex consists of three buildings, two of which have been renovated and are being leased, and in which 169 units remain unsold and one which contains 160 vacant units that have not been renovated. Based on an appraisal obtained in September 2010, it was determined that the fair value of the property was lower than the Partnership’s total investment in the loan (including a previously established loan loss allowance of $10,188,000) and an additional charge to provision for loan losses of approximately $450,000 was recorded at the time of foreclosure during the first quarter of 2011 (total charge-off of $10,638,000).

In March 2012, the Partnership made a priority capital contribution to TOTB in the amount of $7,200,000. TOTB then purchased PRC’s member interest in TOTB for $7,200,000. Thus, the remaining members in TOTB are now the Partnership and the General Partner. On the same date, the Partnership and the General Partner executed an amendment to the TOTB operating agreement to set the percentage of capital held by each at 80.74% for the Partnership and 19.26% for the General Partner based on the dollar amount of capital invested in the properties/TOTB (excluding the Preferred Class A Units discussed below). Income and loss allocations will be made based on these percentages after a 15% preferred return to the Partnership based on its $2,583,000 contribution to TOTB in 2011 (represented by its Preferred Class A Units). The change in capital as a result of the PRC buyout and the amended agreement resulted in an increase to the Partnership’s capital of approximately $2,760,000. Per the PRC redemption agreement, in the event the TOTB real estate assets are sold in the future for proceeds in excess of the Partnership’s and General Partner’s investments in TOTB, including all capital contributions, loans, protective advances and accrued and unpaid interest under the operating agreement, PRC is to receive 25% of such excess. The assets, liabilities, income and expenses of TOTB have been consolidated into the accompanying consolidated balance sheets and statements of operations of the Partnership. The noncontrolling interests of the other members of TOTB totaled approximately $6,028,000 and $15,512,000 as of September 30, 2012 and December 31, 2011, respectively.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

The net income (loss) to the Partnership from TOTB was approximately $148,000 and $(292,000) (including depreciation of $0 and $150,000) for the three months ended September 30, 2012 and 2011, respectively, and $(216,000) and $(954,000) (including depreciation of $299,000 and $399,000) for the nine months ended September 30, 2012 and 2011, respectively.

1875 West Mission Blvd., LLC

1875 West Mission Blvd., LLC (“1875”) is a California limited liability company formed for the purpose of owning 22.41 acres of industrial land located in Pomona, California which was acquired by the Partnership and PNL Company (who were co-lenders in the subject loan) via foreclosure in August 2011. Pursuant to the Operating Agreement of 1875, the Partnership has a 60% membership interest in 1875 and is entitled to collect approximately $5,078,000 upon the sale of the property after PNL collects any unreimbursed LLC expenses it has paid and $1,019,000 in its default interest at the time of foreclosure. The assets, liabilities, income and expenses of 1875 have been consolidated into the accompanying consolidated balance sheet and statement of operations of the Partnership. The noncontrolling interest of PNL was approximately $2,035,000 and $2,002,000 as of September 30, 2012 and December 31, 2011, respectively.

There was no net income or loss to the Partnership from 1875 for the three and nine months ended September 30, 2012 and 2011.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

NOTE 6 - REAL ESTATE HELD FOR INVESTMENT

Real estate held for investment is comprised of the following properties as of September 30, 2012 and December 31, 2011:

	2012	2011
Light industrial building, Paso Robles, California	$1,463,049	$1,496,788
Commercial buildings, Roseville, California	779,902	805,383
Retail complex, Greeley, Colorado (held within 720 University, LLC)	12,070,643	12,308,400
Undeveloped land, Lake Charles, Louisiana (held within Dation, LLC)	256,108	—
Undeveloped residential land, Madera County, California	726,580	720,000
Undeveloped residential land, Marysville, California	403,200	403,200
Golf course, Auburn, California – transferred to held for sale	—	1,978,412
75 improved residential lots, Auburn, California, (held within Baldwin Ranch Subdivision, LLC)	3,878,400	3,878,400
Undeveloped industrial land, San Jose, California	1,958,400	2,044,800
Undeveloped commercial land, Half Moon Bay, California	1,468,800	1,468,800
Storage facility/business, Stockton, California	4,049,839	4,118,400
Two improved residential lots, West Sacramento, California	130,560	182,400
Undeveloped residential land, Coolidge, Arizona	1,017,600	1,056,000
Office condominium complex (16 units), Roseville, California	3,991,440	4,068,199
Eight townhomes, Santa Barbara, California – transferred to held for sale	—	7,990,000
Nineteen condominium units, San Diego, California – transferred to held for sale	—	1,647,219
Golf course, Auburn, California (held within Lone Star Golf, LLC)	1,968,518	1,984,749
Industrial building, Sunnyvale, California – transferred to held for sale	—	3,294,903
133 condominium units, Phoenix, Arizona (held within 54th Street Condos, LLC)	7,261,872	5,376,000
Medical office condominium complex, Gilbert, Arizona (held within AMFU, LLC)	4,887,757	4,958,857
61 condominium units, Lakewood, Washington (held within Phillips Road, LLC)	4,691,185	4,800,000
Apartment complex, Ripon, California (held within 550 Sandy Lane, LLC)	4,162,161	4,246,550
45 condominium and 2 commercial units, Oakland, California – transferred to held for sale	—	8,653,490
Industrial building, Chico, California – see Note 5	—	6,720,000
169 condominium units and 160 unit unoccupied apartment building, Miami, Florida – transferred to held for sale	—	34,011,709
12 condominium and 3 commercial units, Tacoma, Washington (held within Broadway & Commerce, LLC)	2,444,322	2,466,328
6 improved residential lots, Coeur D’Alene, Idaho	969,600	1,342,000
Undeveloped residential and commercial land, Gypsum, Colorado	9,600,000	9,600,000
	$68,179,936	$131,620,987

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

The balances of land and the major classes of depreciable property for real estate held for investment as of September 30, 2012 and December 31, 2011 are as follows:

	2012	2011
Land	$32,541,463	$51,154,741
Buildings and improvements	41,776,741	86,924,958
	74,318,204	138,079,699
Less: Accumulated depreciation	(6,138,268)	(6,458,712)
	$68,179,936	$131,620,987

The acquisition of certain real estate properties through foreclosure (including real estate held for sale – see Note 5) resulted in the following non-cash activity for the nine months ended September 30, 2012 and 2011, respectively:

	2012	2011
Increases:
Real estate held for sale and investment	$—	$55,407,119
Noncontrolling interests	—	(16,257,427)
Accounts payable and accrued liabilities	—	(2,980,871)
Decreases:
Loans secured by trust deeds, net of allowance for loan losses	—	(33,427,406)
Interest and other receivables	—	(2,741,415)

See detail of other non-cash activity in Note 5 above.

It is the Partnership’s intent to sell the majority of its real estate properties held for investment, but expected sales are not probable to occur within the next year.

Depreciation expense was approximately $315,000 and $777,000 for the three months ended September 30, 2012 and 2011, respectively, and $1,670,000 and $2,096,000 for the nine months ended September 30, 2012 and 2011, respectively.

During the three and nine months ended September 30, 2012, the Partnership recorded the following impairment losses on real estate held for investment based on updated appraisals obtained:

	Three Months Ended	Nine Months Ended
	September 30, 2012	September 30, 2012

75 improved residential lots, Auburn, California, (held within Baldwin Ranch Subdivision, LLC)	$31,156	$31,156
Undeveloped industrial land, San Jose, California	86,400	86,400
Two improved residential lots, West Sacramento, California	—	51,840
Undeveloped residential land, Coolidge, Arizona	—	38,400
6 improved residential lots, Coeur D’Alene, Idaho	372,400	372,400
	$489,956	$580,196

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

During the three and nine months ended September 30, 2011, the Partnership recorded the following impairment losses on real estate held for investment based on updated appraisals obtained or other indications of value:

	Three Months Ended	Nine Months Ended
	September 30, 2011	September 30, 2011

Office condominium complex (16 units), Roseville, California	$3,247,413	$3,247,413
Two improved residential lots, West Sacramento, California	352,865	352,865
Undeveloped residential land, Coolidge, Arizona	1,043,816	1,043,816
133 condominium units, Phoenix, Arizona (held within 54th Street Condos, LLC)	—	291,602
6 improved residential lots, Coeur D’Alene, Idaho	530,000	530,000
	$5,174,094	$5,465,696

The impairment loss on the condominium units in Phoenix, Arizona was based on contracts executed during 2011 to complete unfinished units within the complex. The aggregate contract amounts were higher than previously estimated at the time of foreclosure of the related loan in December 2009.

Foreclosure Activity

During the quarter ended September 30, 2011, the Partnership foreclosed on a first mortgage loan secured by 6 improved, residential lots located in Coeur D’Alene, Idaho with a principal balance of $2,200,000 and obtained the property via the trustee’s sale. The General Partner was a co-creditor in this loan due to a loan fee that was supposed to be paid to the General Partner at the time the loan was paid off. However, due to an intercreditor agreement between the Partnership and the General Partner, the Partnership must receive its entire investment in the loan (including all accrued, past due interest at the time of foreclosure) prior to any amounts to be paid to the General Partner once the property is sold. It was determined that the fair value of the property was lower than the Partnership’s investment in the loan and a specific loan allowance of approximately $426,000 was recorded as of June 30, 2011. This amount was then recorded as a charge-off against the allowance for loan losses at the time of foreclosure, along with an additional charge to provision for loan losses of approximately $2,000. After foreclosure, it was determined that approximately $530,000 in additional improvements costs would be required to complete the lots and ready them for sale. Thus, an additional impairment loss was recorded of $530,000 during the quarter ended September 30, 2011.

During the quarter ended September 30, 2011, the Partnership foreclosed on two first mortgage loans secured by 15 converted condominium and commercial office units in a building located in Tacoma, Washington with an aggregate principal balance of $3,500,000 and obtained the property via the trustee’s sale. It was determined that the fair value of the property was lower than the Partnership’s investment in the loans (including advances made on the loans of approximately $103,000) and a specific loan allowance of approximately $1,110,000 was recorded as of June 30, 2011. This amount was then recorded as a charge-off against the allowance for loan losses at the time of foreclosure, along with an additional charge to provision for loan losses of approximately $7,000. The Partnership formed a new, wholly-owned limited liability company, Broadway & Commerce, LLC to own and operate the building.

During the nine months ended September 30, 2011, the Partnership foreclosed on a first mortgage loan secured by an industrial building located in Chico, California in the amount of $8,500,000 and obtained the property via the trustee’s sale. In addition, advances made on the loan (for items such as legal fees and delinquent property taxes) in the total amount of approximately $588,000 were capitalized to the basis of the property. The carrying value of this property of $9,088,000 at the time of foreclosure approximated its then current fair value less estimated selling costs.

Dation, LLC

During the nine months ended September 30, 2012, all of the improved lots and manufactured rental homes owned by Dation, LLC (“Dation”) were sold for $1,650,000 (comprised of cash of $330,000 and a note from the buyer of $1,320,000) resulting in no gain or loss to the Partnership. In addition, during the nine months ended September 30, 2012, the Partnership paid its joint venture partner a portion of its accrued management fees owed of approximately $147,000 in the form of $50,000 cash and two model homes with a book value of $97,000 as part of a settlement agreement to remove the joint venture partner as a member of Dation. The $1,320,000 note receivable from the sale was then assigned to the Partnership. The remaining model home was also sold during the second quarter of 2012 for cash of $25,000, resulting in a loss of approximately $12,000. Dation continues to own 40 acres of unimproved land. The

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

Partnership intends to dissolve Dation during the fourth quarter of 2012 and assign the remaining land to the Partnership. The unimproved land with a book balance of approximately $256,000 was transferred to real estate held for investment as of March 31, 2012 due to the Partnership’s intention to hold the property for the foreseeable future.

720 University, LLC

The Partnership has an investment in a limited liability company, 720 University, LLC (“720 University”), which owns a commercial retail property located in Greeley, Colorado. The Partnership receives 65% of the profits and losses in 720 University after priority return on partner contributions is allocated at the rate of 10% per annum. The assets, liabilities, income and expenses of 720 University have been consolidated into the accompanying consolidated balance sheet and statement of operations of the Partnership.

The net income to the Partnership from 720 University was approximately $120,000 and $88,000 (including depreciation and amortization of $109,000 and $141,000) for the three months ended September 30, 2012 and 2011, respectively, and $208,000 and $95,000 (including depreciation and amortization of $331,000 and $371,000) for the nine months ended September 30, 2012 and 2011, respectively. The noncontrolling interest of the joint venture partner of approximately $(4,000) and $5,000 as of September 30, 2012 and December 31, 2011, respectively, is reported in the accompanying consolidated balance sheets. The Partnership’s investment in 720 University real property and improvements was approximately $12,071,000 and $12,308,000 as of September 30, 2012 and December 31, 2011, respectively.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

The approximate net income (loss) from Partnership real estate properties held within wholly-owned limited liability companies and other investment properties with significant operating results for the nine months ended September 30, 2012 and 2011 were as follows:
	2012	2011
Anacapa Villas, LLC	$41,000	$(128,000)
Dation, LLC	2,000	(43,000)
DarkHorse Golf Club, LLC	(151,000)	(347,000)
Lone Star Golf, LLC	(79,000)	(176,000)
Baldwin Ranch Subdivision, LLC	(76,000)	(66,000)
The Last Resort and Marina, LLC	(16,000)	(26,000)
33rd Street Terrace, LLC	80,000	15,000
54th Street Condos, LLC	(258,000)	(284,000)
Wolfe Central, LLC	320,000	361,000
AMFU, LLC	(15,000)	25,000
Phillips Road, LLC	71,000	75,000
550 Sandy Lane, LLC	150,000	133,000
1401 on Jackson, LLC	27,000	(6,000)
Broadway & Commerce, LLC	68,000	—
Light industrial building, Paso Robles, California	137,000	149,000
Undeveloped industrial land, San Jose, California	(113,000)	(105,000)
Office condominium complex, Roseville, California	(39,000)	(45,000)
Storage facility/business, Stockton, California	205,000	177,000
Industrial building, Chico, California	(186,000)	(319,000)
Undeveloped land, Gypsum, Colorado	(257,000)	—

Certain of the Partnership’s real estate properties held for sale and investment are leased to tenants under noncancellable leases with remaining terms ranging from one to fifteen years. Certain of the leases require the tenant to pay all or some operating expenses of the properties. The future minimum rental income from noncancellable operating leases due within the five years subsequent to September 30, 2012 and thereafter is as follows:

Year ending September 30:
2013	$5,759,620
2014	2,518,715
2015	1,924,404
2016	1,592,393
2017	1,059,835
Thereafter (through 2026)	2,893,500

$15,748,467

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

NOTE 7 - TRANSACTIONS WITH AFFILIATES

In consideration of the management services rendered to the Partnership, the General Partner is entitled to receive from the Partnership a management fee payable monthly, subject to a maximum of 2.75% per annum of the average unpaid balance of the Partnership’s mortgage loans.

All of the Partnership’s loans are serviced by the General Partner, in consideration for which the General Partner receives up to 0.25% per annum of the unpaid principal balance of the loans.

The General Partner at its sole discretion may, on a monthly basis, adjust the management and servicing fees as long as they do not exceed the allowable limits calculated on an annual basis. Even though the fees for a month may exceed 1/12 of the maximum limits, at the end of the calendar year the sum of the fees collected for each of the 12 months must be equal to or less than the stated limits. Management fees amounted to approximately $405,000 and $544,000 for the three months ended September 30, 2012 and 2011, respectively, and $1,301,000 and $1,830,000 for the nine months ended September 30, 2012 and 2011, respectively, and are included in the accompanying consolidated statements of operations. Servicing fees amounted to approximately $41,000 and $63,000 for the three months ended September 30, 2012 and 2011, respectively, and $123,000 and $218,000 for the nine months ended September 30, 2012 and 2011, respectively, and are included in the accompanying consolidated statements of operations. As of September 30, 2012 and December 31, 2011, the Partnership owed management and servicing fees to the General Partner in the amount of approximately $283,000 and $329,000, respectively.

The maximum servicing fees were paid to the General Partner during the three and nine months ended September 30, 2012 and 2011. If the maximum management fees had been paid to the General Partner during the three and nine months ended September 30, 2012, the management fees would have been $453,000 (increase of $47,000) and $1,356,000 (increase of $55,000), respectively, which would have decreased net income allocated to limited partners by approximately 4.3% and 22.7%, respectively, resulting in no change to net income allocated to limited partners per weighted average limited partner unit. If the maximum management fees had been paid to the General Partner during the three and nine months ended September 30, 2011, the management fees would have been $688,000 (increase of $143,000) and $2,403,000 (increase of $572,000), respectively, which would have increased net loss allocated to limited partners by approximately 2.8% and 8.6%, respectively, and net loss allocated to limited partners per weighted average limited partner unit by the same percentages to a loss of $.019 and $.025, respectively, from a loss of $.018 and $.023, respectively.

In determining the yield to the partners and hence the management fees, the General Partner may consider a number of factors, including current market yields, delinquency experience, cash and real estate activities. The General Partner expects that the management fees it receives from the Partnership will vary in amount and percentage from period to period. However, due to reduced levels of mortgage investments held by the Partnership, during the nine months ended September 30, 2012, the General Partner has chosen to take close to the maximum compensation that it is able to take pursuant to the Partnership Agreement and will likely continue to take the maximum compensation for the foreseeable future.

Pursuant to the Partnership Agreement, the General Partner receives all late payment charges from borrowers on loans owned by the Partnership, with the exception of loans participated with outside entities. The amounts paid to or collected by the General Partner for such charges totaled approximately $1,000 and $4,000 for the three months ended September 30, 2012 and 2011, respectively, and $36,000 and $778,000 for the nine months ended September 30, 2012 and 2011, respectively. In addition, the Partnership remits other miscellaneous fees to the General Partner, which are collected from loan payments, loan payoffs or advances from loan principal (i.e. funding, demand and partial release fees). Such fees remitted to the General Partner totaled approximately $0 and $8,000 for the nine months ended September 30, 2012 and 2011, respectively.

The General Partner originates all loans the Partnership invests in and receives loan origination and extension fees from borrowers. Such fees paid to the General Partner amounted to approximately $24,000 and $168,000 on loans originated or extended of approximately $800,000 and $10,240,000 for the nine months ended September 30, 2012 and 2011, respectively. A loan fee paid to the General Partner in the amount of $78,000 during the nine months ended September 30, 2011 was collected from the borrower upon payoff of the related loan in December 2010 and remitted to the General Partner in January 2011.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

The General Partner is reimbursed by the Partnership for the actual cost of goods, services and materials used for or by the Partnership and obtained from unaffiliated entities and the salary and related salary expense of the General Partner’s non-management and non-supervisory personnel performing services for the Partnership which could be performed by independent parties (subject to certain limitations in the Partnership Agreement). The amounts reimbursed to the General Partner by the Partnership were $170,000 and $160,000 during the three months ended September 30, 2012 and 2011, respectively, and $500,000 and $477,000 during the nine months ended September 30, 2012 and 2011, respectively, including administrative/accounting and real estate operations salaries reimbursements.

The General Partner is required to contribute capital to the Partnership in the amount of 0.5% of the limited partners’ aggregate capital accounts (the “GP Contribution Interest”) and, together with its carried interest (the “Carried Interest”); the General Partner has an interest at least equal to 1% of the limited partners’ capital accounts. The Carried Interest of the General Partner of up to 1/2 of 1% is recorded as an expense of the Partnership and credited as a contribution to the General Partner’s capital account as additional compensation. As of September 30, 2012, the General Partner had made cash capital contributions of $1,496,000 to the Partnership ($118,000 of which was distributed to the General Partner along with limited partner capital distributions during 2011). The General Partner is required to continue cash capital contributions to the Partnership in order to maintain its minimum required capital balance. There was no Carried Interest expense charged to the Partnership for the three and nine months ended September 30, 2012 and 2011, respectively.

The General Partner held second (junior to the Partnership’s first deed of trust due to an intercreditor agreement between the parties causing the Partnership to have a senior interest) and fourth deeds of trust in the total amount of approximately $853,000 secured by the same property (and to the same borrower) on which the Partnership had a first deed of trust in the amount of $2,200,000 at an interest rate of 12% per annum. Approximately $517,000 of the General Partner’s second deed of trust was an exit fee included in the deed of trust at the time of loan origination in 2006. The Partnership foreclosed on its first deed of trust during the quarter ended September 30, 2011 and obtained the property via the trustee’s sale (see Note 6).

NOTE 8 - NOTE PAYABLE

The Partnership has a note payable with a bank through its investment in 720 University (see Note 6), which is secured by the retail development located in Greeley, Colorado. The remaining principal balance on the note was approximately $10,126,000 and $10,242,000 as of September 30, 2012 and December 31, 2011, respectively. The interest rate on the note is 5.07% per annum and requires monthly interest and principal payments of $56,816, with the balance of unpaid principal due on March 1, 2015. Interest expense was approximately $131,000 and $133,000 for the three months ended September 30, 2012 and 2011, respectively, and $393,000 and $397,000 for the nine months ended September 30, 2012 and 2011, respectively. The following table shows maturities by year on this note payable as of September 30, 2012:

Year ending September 30:
2013	$165,190
2014	173,885
2015	9,786,680
$10,125,755

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

NOTE 9 – PARTNERS’ CAPITAL

The Partnership originally registered 200,000,000 Units under Registration No. 333-69272 of which 90,241,162 Units remained available for sale, at a purchase price of $1.00 per Unit, as of March 31, 2008. The Partnership filed a registration statement with the SEC on Form S-11, file number 333-150248, that was declared effective on April 30, 2008. Subsequently, the Partnership filed a new registration statement with the SEC on Form S-11, file number 333-173249, that was declared effective on May 2, 2011. The new registration statement registered 80,043,274 Units that were previously registered and unsold pursuant to registration statement No. 333-150248. The Partnership intends to amend its registration statement to withdraw the remaining registered Units as it no longer intends to sell Units under this registration statement or pursuant to the Distribution Reinvestment Plan (as defined below).

The Partnership has experienced a significant increase in limited partner capital withdrawal requests since late 2008. As of September 30, 2012, the Partnership has received requests for withdrawal from limited partners holding approximately 108,200,000 Units, which represents approximately 38% of all outstanding limited partner Units and units represented by the Carried Interest and GP Contribution Interest. All scheduled withdrawals from January 1, 2009 through September 30, 2012 were not made because the Partnership has not had sufficient available cash to honor such withdrawal requests, needed to have funds in reserve for operations, to protect the Partnership’s interest in certain delinquent loans and to make needed improvements to real estate properties and, until its bank line of credit was repaid in December 2010, was restricted from making withdrawals under the terms of the line of credit. When funds become available for distribution from net proceeds, the General Partner is permitted to make a pro rata distribution to all partners of up to 10% of the aggregate capital accounts of all outstanding limited partner Units in any calendar year, which would prevent any limited partner withdrawals during the same year. However, there can be no assurance that 10% of the aggregate capital accounts of all outstanding limited partner Units will be distributed in any calendar year. No pro rata capital distributions were made during the nine months ended September 30, 2012. During 2011, the Partnership made pro rata capital distributions to all partners totaling approximately $11,588,000, which was approximately 4% of the aggregate capital accounts of all outstanding limited partner Units.

In April 2011, the General Partner temporarily suspended the Distribution Reinvestment Plan (the “Plan”) for all limited partners, in an effort to ensure the Partnership’s ability to continue to operate in compliance with the requirements of the Partnership Agreement. The Partnership Agreement requires that 86.5% of capital contributions to the Partnership be committed to mortgage loan investments, but also limits the Partnership’s ability to make additional investments in mortgage loans while the Partnership has qualifying withdrawal requests from limited partners that are pending and unpaid. In recent years, Partnership liquidity issues have limited the Partnership’s ability to honor withdrawal requests and/or make pro rata capital distributions at the maximum level (10%), which has restricted the Partnership’s additional mortgage lending activities.

NOTE 10 – CONTINGENCY RESERVES

In accordance with the Partnership Agreement, the Partnership is required to maintain cash, cash equivalents and marketable securities as contingency reserves in an aggregate amount of at least 1-1/2% of the tax basis capital accounts of the limited partners. The cash capital contributions of the General Partner, up to a maximum of 1/2 of 1% of the limited partners’ capital accounts, may be maintained as additional contingency reserves, if considered necessary by the General Partner. Although the General Partner believes the contingency reserves are adequate, it could become necessary for the Partnership to sell or otherwise liquidate certain of its investments or other assets to cover such contingencies on terms which might not be favorable to the Partnership, which could lead to unanticipated losses upon sale of such assets.

The 1-1/2% contingency reserves required per the Partnership Agreement as of September 30, 2012 and December 31, 2011 were approximately $3,948,000 and $3,969,000, respectively, and are reported as restricted cash in the accompanying consolidated balance sheets. Cash, cash equivalents and/or certificates of deposit as of the same dates were accordingly maintained as reserves.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

NOTE 11 – FAIR VALUE

The Partnership measures its financial and nonfinancial assets and liabilities pursuant to ASC 820 – Fair Value Measurements and Disclosures. ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.
Fair value is defined in ASC 820 as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1       Quoted prices in active markets for identical assets or liabilities

Level 2       Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in active markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities

Level 3       Unobservable inputs that are supported by little or no market activity, such as the
Partnership’s own data or assumptions.

Level 3 inputs include unobservable inputs that are used when there is little, if any, market activity for the asset or liability measured at fair value. In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, the level in which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. Our assessment of the significance of a particular input requires judgment and considers factors specific to the asset or liability being measured.

Management monitors the availability of observable market data to assess the appropriate classification of financial instruments within the fair value hierarchy. Changes in economic conditions or model-based valuation techniques may require the transfer of financial instruments from one fair value level to another. In such instances, the transfer is reported at the beginning of the reporting period.

Management evaluates the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total assets, total liabilities or total earnings.

The following is a description of the Partnership’s valuation methodologies used to measure and disclose the fair values of its financial and nonfinancial assets and liabilities on a recurring and nonrecurring basis.

Impaired Loans

The Partnership does not record loans at fair value on a recurring basis. However, from time to time, a loan is considered impaired and an allowance for loan losses is established. A loan is considered impaired when, based on current information and events, it is probable that the Partnership will be unable to collect all amounts due according to the contractual terms of the loan agreement or when monthly payments are delinquent greater than ninety days. Once a loan is identified as impaired, management measures impairment in accordance with ASC 310-10-35. The fair value of impaired loans is estimated by either an observable market price (if available) or the fair value of the underlying collateral, if collateral dependent. The fair value of the loan’s collateral is determined periodically by third party appraisals (by licensed appraisers), broker price opinions, comparable properties or other indications of value. Those impaired loans not requiring an allowance represent loans for which the fair value of the collateral exceed the recorded investments in such loans. At September 30, 2012 and December 31, 2011, the majority of the total impaired loans were evaluated based on the fair value of the collateral by obtaining third party appraisals that valued the collateral primarily by utilizing an income or market approach or some combination of the two. In accordance with ASC 820, impaired loans where an allowance is established based on the fair value of collateral require classification in the fair value hierarchy. When the fair value of the collateral is based on an observable market price or is determined utilizing an income or market valuation approach based on an appraisal conducted by an independent, licensed appraiser using observable market data, the Partnership records the impaired loan as nonrecurring Level 2. When an

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

appraised value is not available, management determines the fair value of the collateral is further impaired below the appraised value or there is no observable market data included in a current appraisal, the Partnership records the impaired loan as nonrecurring Level 3. Unobservable market data included in appraisals often includes adjustments to comparable property sales for such items as location, size and quality to estimate fair values using a sales comparison approach. Unobservable market data also includes cash flow assumptions and capitalization rates used to estimate fair values under an income approach.

Real Estate Held for Sale and Investment

Real estate held for sale and investment includes properties acquired through foreclosure of the related loans. When property is acquired, any excess of the Partnership’s recorded investment in the loan and accrued interest income over the estimated fair market value of the property, net of estimated selling costs, is charged against the allowance for credit losses. Subsequently, real estate properties are carried at the lower of carrying value or fair value less costs to sell. The Partnership periodically compares the carrying value of real estate held for investment to expected future cash flows as determined by internally or third party generated valuations (including third party appraisals that primarily utilize an income or market approach or some combination of the two) for the purpose of assessing the recoverability of the recorded amounts. If the carrying value exceeds future undiscounted cash flows, the assets are reduced to fair value. As fair value is generally based upon the future undiscounted cash flows, the Partnership records the impairment on real estate properties as nonrecurring Level 3. Unobservable market data included in appraisals often includes adjustments to comparable property sales for such items as location, size and quality to estimate fair values using a sales comparison approach. Unobservable market data also includes cash flow assumptions and capitalization rates used to estimate fair values under an income approach.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

The following table presents information about the Partnership’s assets and liabilities measured at fair value on a nonrecurring basis as of September 30, 2012 and December 31, 2011:

		Fair Value Measurements Using
	Carrying Value	Quoted Prices In Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
2012
Nonrecurring:
Impaired loans:
Commercial	$ 655,485	—	—	$ 655,485
Condominiums	4,339,200	—	—	4,339,200
Improved and unimproved land	5,609,303	—	—	5,609,303
Total	$ 10,603,988	—	—	$ 10,603,988

Real estate properties:
Commercial	$ 2,252,146	—	—	$ 2,252,146
Condominiums	8,517,932	—	—	8,517,932
Single family homes	82,876	—	—	82,876
Improved and unimproved land	9,423,360	—	—	9,423,360
Total	$ 20,276,314	—	—	$ 20,276,314

2011
Nonrecurring:
Impaired loans:
Commercial	$ 492,809	—	—	$ 492,809
Condominiums	4,128,000	—	—	4,128,000
Improved and unimproved land	6,602,529	—	—	6,602,529
Total	$ 11,223,338	—	—	$ 11,223,338

Real estate properties:
Commercial	$ 15,161,367	—	—	$ 15,161,367
Condominiums	18,165,999	—	—	18,165,999
Single family homes	2,332,706	—	—	2,332,706
Improved and unimproved land	27,986,278	—	—	27,986,278
Total	$ 63,646,350	—	—	$ 63,646,350

The provision for loan losses based on the fair value of loan collateral less estimated selling costs for the impaired loans above totaled approximately $549,000 and $760,000 during the three months ended September 30, 2012 and 2011, respectively, and $871,000 and $2,086,000 during the nine months ended September 30, 2012 and 2011, respectively. Impairment losses were recorded on real estate properties in the amounts of approximately $615,000 and $5,193,000 during the three months ended September 30, 2012 and 2011, respectively, and approximately $1,033,000 and $5,485,000 during the nine months ended September 30, 2012 and 2011, respectively.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

During the nine months ended September 30, 2012 and 2011, there were no transfers in or out of Levels 1 and 2.

The following table presents quantitative information about Level 3 fair value measurements for financial instruments measured at fair value on a non-recurring basis at September 30, 2012:

Description	Fair Value	Valuation Technique	Significant Unobservable Inputs	Range (Weighted Average)

Impaired Loans:

Commercial	$655,485	Appraisal	Estimate of Future Improvements	13.9%
			Discount Rate	9.5%

Condominiums	$4,339,200	Appraisal	Capitalization Rate	6%

Improved and unimproved land	$5,609,303	Appraisal	Comparable Sales Adjustment Range	-23% to 33% (-23% to 33%)
			Discounts on Land improvements	66.7%
Real Estate Properties:

Commercial	$2,252,146	Appraisal	Comparable Sales Adjustment Range	-58% to 10% (-47.5% to 8.5%)
			Capitalization Rate	8.2%
			Estimate of Future Improvements	17.8%

Condominiums	$8,517,932	Appraisal	Capitalization Rates	4.5%
			Estimate of Future Improvements	1.6%

Single Family Homes	$82,876	Appraisal	Comparable Sales Adjustment Range	-23.4% to 0% (-23.4% to 0%)
			Discount Rate	25%

Improved and unimproved land	$9,423,360	Appraisal	Comparable Sales Adjustment Range	-70.3% to 62.7% (-23.3% to 25%)
			Estimate of Future Improvements	26.6%

Where only one percentage is presented in the above table there was only one unobservable input of that type for one loan or property. Adjustments to comparable sales included items such as market conditions, location, size, condition, access/frontage and intended use.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

The approximate carrying amounts and estimated fair values of financial instruments at September 30, 2012 and December 31, 2011 are as follows:

		Fair Value Measurements at September 30, 2012

	Carrying Value	Level 1	Level 2	Level 3	Total
Financial assets
Cash and cash equivalents	$21,275,000	$21,275,000	$—	$—	$21,275,000
Certificates of deposit	997,000	—	997,000	—	997,000
Loans secured by trust deeds	40,215,000	—	—	40,215,000	40,215,000
Investment in limited liability company	2,191,000	—	—	2,191,000	2,191,000
Interest and other receivables	2,057,000	—	2,057,000	—	2,057,000

Financial liabilities
Due to general partner	$283,000	$—	$283,000	$—	$283,000
Accrued interest payable	43,000	—	43,000	—	43,000
Note payable	10,126,000	—	—	10,211,000	10,211,000

		Fair Value Measurements at December 31, 2011

	Carrying Value	Level 1	Level 2	Level 3	Total
Financial assets
Cash and cash equivalents	$16,201,000	$16,201,000	$—	$—	$16,201,000
Certificates of deposit	1,994,000	—	1,994,000	—	1,994,000
Loans secured by trust deeds	44,880,000	—	—	44,880,000	44,880,000
Investment in limited liability company	2,140,000	—	—	2,140,000	2,140,000
Interest and other receivables	1,456,000	—	1,456,000	—	1,456,000

Financial liabilities
Due to general partner	$329,000	$—	$329,000	$—	$329,000
Accrued interest payable	45,000	—	45,000	—	45,000
Note payable	10,242,000	—	—	10,283,000	10,283,000

The carrying value of cash and cash equivalents approximates the fair value because of the relatively short maturity of these instruments. Certificates of deposit are held in several federally insured depository institutions and have original maturities greater than three months. These investments are held to maturity. The fair values of certificates of deposit are estimated using a matrix based on interest rates for certificates of deposit with similar remaining maturities and approximate the carrying values. The carrying value of loans secured by trust deeds (net of allowance for loan losses), other than those analyzed under ASC 310-10-35 and ASC 820 above, approximates the fair value. The fair value is estimated based upon projected cash flows discounted at the estimated current interest rates at which similar loans would be made by the Partnership. The applicable amount of accrued interest receivable and advances related thereto has also been considered in evaluating the fair value versus the carrying value. The fair value of the Partnership’s investment in limited liability company is estimated based on an appraisal obtained and approximates the carrying value. The fair value of the Partnership’s note payable is estimated based upon comparable market indicators of current pricing for the same or similar issue or on the current rate offered to the Partnership for debt of the same remaining maturity. The carrying values of interest and other receivables, due to general partner and accrued interest payable are estimated to approximate fair values due to the short term nature of these instruments.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

NOTE 12 - COMMITMENTS AND CONTINGENCIES

Environmental Remediation Obligation

The Partnership has an obligation to pay all required costs to remediate and monitor contamination of the real properties owned by 1850 (see Note 4). As part of the Operating Agreement executed by the Partnership and its joint venture partner in 1850, Nanook, the Partnership has indemnified Nanook against all obligations related to the expected costs to monitor and remediate the contamination. In 2008, the Partnership had accrued an amount that a third party consultant had estimated would need to be paid to monitor and remediate the site. The majority of clean-up activities commenced during 2012 as part of the tenant’s construction of a new building on the site. Thus, approximately $302,000 was paid by the Partnership from the previously established liability during 2012 and an additional $100,000 was accrued during the nine months ended September 30, 2012 as a result of an updated estimate of future costs to be incurred. If additional amounts are required, it will be an obligation of the Partnership. As of September 30, 2012 and December 31, 2011, approximately $228,000 and $430,000, respectively, has been accrued on the Partnership’s books. All costs for this project will be paid from cash reserves.

Contractual Obligation

In June 2011, 54th Street Condos, LLC (wholly owned by the Partnership) signed a $2,484,000 construction contract for completion of the remaining condominium units on the property owned by it in Phoenix, Arizona and, together with other related costs, contingencies and change orders, the total estimated cost of the improvements are approximately $3,190,000. Construction began during the third quarter of 2011 and will be completed in phases during the last half of 2012. As of September 30, 2012, approximately $2,925,000 of the total project amount has been incurred and capitalized. All costs for this project will be paid from cash reserves.

Legal Proceedings

The Partnership is involved in various legal actions arising in the normal course of business. In the opinion of management, such matters will not have a material effect upon the financial position of the Partnership.

NOTE 13 – SUBSEQUENT EVENT

The board of directors of the General Partner, as the sole general partner of the Partnership, has authorized the filing of a registration statement on Form S-4 with the SEC in order to initiate a restructuring of the Partnership’s business operations to allow the Partnership to qualify as a real estate investment trust, or a REIT, for U.S. federal income tax purposes. The Form S-4 registration statement, File No. 333-184392 was initially filed with the SEC on October 11, 2012 and is available to the public over the Internet at the SEC’s website at http://www.sec.gov. The merger that is anticipated to effect the restructuring, the related restructuring transactions, and the election of REIT status is referred to as the “REIT conversion”. The General Partner believes that the REIT conversion will provide limited partners with increased opportunity for liquidity for their interests in the Partnership, while maintaining the business operations and assets of the Partnership. Subject to compliance with applicable REIT rules and regulations, the Partnership intends to operate its business after the REIT conversion substantially as it is currently conducted, while leaving substantially intact the current management structure and operating policies of the Partnership and substantially replicating limited partner’s existing rights in the Partnership in the REIT. The General Partner does not expect a significant change in the Partnership’s business operations as a result of the REIT conversion. The REIT conversion is not expected to change the Partnership’s investment objectives.

The REIT conversion is expected to include, among other things, the merger of the Partnership with and into Owens Realty Mortgage, Inc., a recently formed Maryland corporation. The limited partners will be asked to consider and vote upon a proposal to adopt and approve the merger agreement, which will effect the merger and implement the REIT conversion. Shortly following closing of the merger, Owens Realty Mortgage, Inc. intends to elect to be taxed as a REIT under the U.S. Internal Revenue Code. In the merger, limited partners are expected to receive one share of common stock, par value $0.01 per share, of Owens Realty Mortgage, Inc., or Common Stock, for every 25 limited partner units of the Partnership that he/she/it owns. Owens Realty Mortgage, Inc. currently intends to seek to have its Common Stock listed on a national exchange operated by The NASDAQ OMX Group, Inc., or on the New York Stock

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

Notes to Consolidated Financial Statements (Unaudited)

Exchange; however it may first have to seek to quote its Common Stock on the Over-the-Counter Bulletin Board and subsequently seek a listing on a national exchange at such time as it meets the applicable listing criteria. For a more detailed discussion of the contemplated REIT conversion, including a discussion of some of the potential risks associated with the REIT conversion, please see the registration statement on Form S-4 (and any amendments thereto) filed with the SEC by Owens Realty Mortgage, Inc., available to the public and over the Internet at the SEC’s website at http://www.sec.gov.

ANNEXES

Annex A	Agreement and Plan of Merger

Annex B	Charter of Owens Realty Mortgage, Inc.

Annex C	Bylaws of Owens Realty Mortgage, Inc.

Annex D	Form of Management Agreement

Annex E	Opinion of ValuCorp International, Inc.

ANNEX A

AGREEMENT AND PLAN OF MERGER

    This AGREEMENT AND PLAN OF MERGER, dated as of January 23, 2013 (this “Agreement”), is entered into by and between Owens Realty Mortgage, Inc., a Maryland corporation (the “Maryland Corporation”), and Owens Mortgage Investment Fund, a California limited partnership (the “California LP”).

WITNESSETH:

    WHEREAS, the Maryland Corporation is a corporation incorporated under the laws of the State of Maryland;

    WHEREAS, the California LP is a limited partnership formed under the laws of the State of California;

    WHEREAS, the California LP has adopted an overall plan (the “REIT Conversion”) to restructure its business operations so that it will qualify as a real estate investment trust (“REIT”) for U.S. federal income tax purposes;

    WHEREAS, the REIT Conversion contemplates, among other things, the merger of the California LP with and into the Maryland Corporation, with the Maryland Corporation as the surviving entity pursuant to the terms and conditions of this Agreement (the “Merger”);

    WHEREAS, following the Merger, the Maryland Corporation will acquire the properties and other assets, and assume all of the liabilities and obligations, of the California LP and will succeed to and continue to operate the existing business of the California LP;

    WHEREAS, Section 15911.11 of Title 2, Chapter 5.5 of the California Corporations Code (the “CCC”) and Section 3-102 of the Maryland General Corporation Law (the “MGCL”) authorize the merger of a California limited partnership with and into a Maryland corporation;

    WHEREAS, the Maryland Corporation and the California LP now desire to merge with the Maryland Corporation as the surviving entity, upon the terms and subject to the conditions set forth herein;

    WHEREAS, it is intended that the Merger qualifies as a transaction described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”); and

    WHEREAS, the Board of Directors of the Maryland Corporation and Owens Financial Group, Inc., the sole general partner (the “General Partner”) of the California LP, have approved this Agreement and the Merger.

    NOW THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I

The Merger

    Section 1.01. The Merger.

(a) After satisfaction or, to the extent permitted herein, waiver of all conditions to the Merger, as the Maryland Corporation and the California LP shall determine, the California LP shall merge with and into the Maryland Corporation, which shall be the surviving entity, and shall file a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of California and file articles of merger (the “Articles of Merger”) with the State Department of Assessments and Taxation of Maryland (the “SDAT”) and make all other filings or recordings required by California law and Maryland law in connection with the Merger. The Merger shall become effective at the time set forth in the Articles of Merger and the Certificate of Merger or the later of the time (i) the Articles of Merger are accepted for record by the SDAT in accordance with the MGCL or (ii) the Certificate of Merger is accepted for filing by the California Secretary of State in accordance with the CCC (the “Effective Time”).

(b) At the Effective Time, the California LP shall be merged with and into the Maryland Corporation, whereupon the separate existence of the California LP shall cease, and the Maryland Corporation shall be the surviving entity of the Merger (the “Surviving Corporation”) in accordance with the CCC and the MGCL.

    Section 1.02. Conversion of Interests. At the Effective Time:

(a) Each twenty-five (25) units of limited partnership interest in the California LP (collectively, the “Units”) outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share (the “Common Stock”), of the Maryland Corporation.

(b) Each of the 1,496,600 units representing the general partner interest in the California LP that is an expense of the California LP outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and no consideration shall be issued in respect thereof.

(c) Each twenty-five (25) of the approximate 1,378,256 units representing the general partner interest in the California LP relating to cash contributions made by the General Partner to the capital of the California LP outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) validly issued, fully paid and nonassessable share of Common Stock of the Maryland Corporation.

(d) Each share of stock of the Maryland Corporation outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be purchased by the Corporation for a purchase price of $1.00 per share.

(e) No fractional shares of Common Stock shall be issued pursuant hereto. In lieu of the issuance of any fractional shares of Common Stock pursuant to Section 1.02(a) and (c), cash adjustments will be paid in respect of any shares of Common Stock that would otherwise be issuable, and the amount of such cash adjustment shall be determined in good faith by the Board of Directors of the Maryland Corporation.

ARTICLE II

The Surviving Corporation

    Section 2.01. Charter and Bylaws. The charter and Bylaws of the Maryland Corporation in effect at the Effective Time shall be the charter and Bylaws of the Surviving Corporation unless and until amended in accordance with their terms and applicable law.

    Section 2.02. Directors and Officers. The directors and officers of the Maryland Corporation immediately before the Merger will continue to be the directors and officers, respectively, of the Maryland Corporation immediately after the Merger, and shall continue to serve as directors and officers of the Maryland Corporation.

ARTICLE III

Transfer and Conveyance of Assets
and Assumption of Liabilities

    Section 3.01. Transfer, Conveyance and Assumption. At the Effective Time, the Maryland Corporation shall continue in existence as the Surviving Corporation and, without further transfer, shall succeed to and possess all of the rights, privileges and powers of the California LP, and all of the assets and property of whatever kind and character of the California LP shall vest in the Maryland Corporation without further act or deed; thereafter, the Maryland Corporation, as the Surviving Corporation, shall be liable for all of the liabilities and obligations of the California LP, and any claim or judgment against the California LP may be enforced against the Maryland Corporation, as the Surviving Corporation, in accordance with Section 15911.16 of the CCC and Section 3-114 of the MGCL.

    Section 3.02. Further Assurances. If at any time the Maryland Corporation shall consider or be advised that any further assignment, conveyance or assurance is necessary or advisable to vest, perfect or confirm of record in the Surviving Corporation the title to any property or right of the California LP, or otherwise to carry out the provisions hereof, the proper representatives of the California LP as of the Effective Time shall execute and deliver any and all proper deeds, assignments and assurances and do all things necessary or proper to vest, perfect or convey title to such property or right in the Surviving Corporation, and otherwise to carry out the provisions hereof.

ARTICLE IV

Conditions to the Merger

    Section 4.01. Conditions to the Obligations of Each Party. The obligations of the California LP and the Maryland Corporation to consummate the Merger are subject to the satisfaction or, where permissible, waiver of the following conditions as of the Effective Time:

(i) The Registration Statement on Form S-4 of the Maryland Corporation filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Merger shall have been declared effective by the SEC, no stop order suspending its effectiveness may be in effect and no proceeding for suspending its effectiveness may be pending or threatened by the SEC.

(ii) Limited partners holding at least a majority of the outstanding Units of the California LP (excluding any Units held by the General Partner) shall have approved this Agreement and the consummation of the Merger and the holders of a majority of the outstanding shares of Common Stock shall have approved the Merger.

(iii) The Common Stock of the Maryland Corporation shall have been approved for listing on the NYSE MKT LLC or on a national securities exchange acceptable to the Maryland Corporation.

(iv) The California LP shall have received from its counsel a legal opinion generally to the effect that (a) the Merger qualifies as a transaction described in Section 351 of the Code and (b) the Maryland Corporation's organization and proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT for the taxable year ending December 31, 2013 and thereafter.

(v) No statute, rule, regulation, executive order, decree, injunction or other order shall have been enacted, entered, promulgated or enforced by any court or governmental authority that has the effect of prohibiting the consummation of the Merger.

(vi) Any necessary state and local governmental and third-party consents must have been received. The General Partner, acting on behalf of the California LP, may waive this condition.

(vii) The General Partner, acting on behalf of the California LP, shall have determined, in its sole discretion, that no legislation or proposed legislation with a reasonable possibility of being enacted would have the effect of impairing the ability of the Maryland Corporation to qualify as a REIT.

ARTICLE V

Termination

    Section 5.01. Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by either the California LP or the Maryland Corporation if:

    (i) a governmental authority has issued a final, non-appealable order, decree or ruling, or taken any other action, that would permanently prohibit the Merger;

(ii)	the limited partners of California LP fail to approve the Merger and this Agreement;
(iii)	the holders of Common Stock fail to approve the Merger; or
(iv)	any of the other conditions to the obligations of the parties set forth in Section 4.01 above is not satisfied or waived.

In addition, the California LP may cancel or defer the Merger at any time even if the limited partners of the California LP vote to approve the Merger and this Agreement and the other conditions to the consummation of the Merger are satisfied or, to the extent permissible, waived if the Board of Directors of the General Partner determines that the Merger is no longer in the best interests of the California LP and its limited partners; provided further, that this Agreement may be terminated and the Merger may be abandoned, before or after the limited partners approve this Agreement and the Merger and the holders of Common Stock approve the Merger, by mutual written consent of the California LP and the Maryland Corporation.

    Section 5.02. Effect of Termination. If this Agreement is terminated pursuant to Section 5.01, this Agreement shall become void and of no effect with no liability on the part of either party hereto.

ARTICLE VI

Miscellaneous

    Section 6.01. Amendments; No Waivers.

(a) Any provision of this Agreement may, subject to applicable law, be amended prior to the Effective Time if, and only if, such amendment is in writing and signed by the California LP and the Maryland Corporation. The conditions to each of the parties' obligations to consummate the Merger are for the sole benefit of such party and may be waived by such party in whole or in part to the extent permitted by applicable law.

(b) No failure or delay by any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

    Section 6.02. Integration. All prior or contemporaneous agreements, contracts, promises, representations, and statements, if any, between the Maryland Corporation and the California LP, or their representatives, are merged into this Agreement, and this Agreement shall constitute the entire understanding between the Maryland Corporation and the California LP with respect to the subject matter hereof.

    Section 6.03. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

    Section 6.04. Governing Law. This Agreement shall be governed by and construed in accordance the laws of the State of Maryland, without regard to principles of conflict of laws.

    Section 6.05. No Appraisal Rights. Limited partners holding Units of the California LP are not entitled to dissenters’ or appraisal rights as a result of the Merger.

    Section 6.06. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received the counterpart hereof signed by the other party hereto.

      Section 6.07. Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

-Signature Page Follows-

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized representatives as of the day and year first above written.

OWENS MORTGAGE INVESTMENT FUND, a California limited partnership

By: OWENS FINANCIAL GROUP, INC., its sole general partner

By: /s/ Bryan H. Draper
Name: Bryan H. Draper
Title: Chief Financial Officer

OWENS REALTY MORTGAGE, INC., a Maryland corporation

By: /s/ William C. Owens
Name: William C. Owens
Title: President

ANNEX B

OWENS REALTY MORTGAGE, INC.

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Owens Realty Mortgage, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I
Incorporator

The undersigned, Hirsh M. Ament, whose address is c/o Venable LLP, Suite 900, 750 East Pratt Street, Baltimore, Maryland 21202, being at least 18 years of age, formed a corporation under the general laws of the State of Maryland on August 9, 2012.

ARTICLE II

Name

The name of the corporation (the “Corporation”) is:

Owens Realty Mortgage, Inc.

ARTICLE III

Purpose; Term of Existence

Section 3.1 Purposes. The purposes for which the Corporation is formed are:

(a) to make or purchase first, second, third, wraparound, participating and construction mortgage loans and mortgage loans on leasehold interests, and to do all things reasonably related thereto, including, without limitation, developing, managing and either holding for investment or disposing of real property acquired through foreclosure; and

(b) to engage in any other lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of these Articles, “REIT” means a real estate investment trust under Sections 856 through 860 of the Code.

               Section 3.2 Term of Existence. The Corporation’s existence shall continue until December 31, 2034.

ARTICLE IV

Principal Office in State and Resident Agent

        The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 351 West Camden Street, Baltimore, Maryland 21201. The name of the resident agent of the Corporation in the State of Maryland is The Corporation Trust Incorporated, whose post address is 351 West Camden Street, Baltimore, Maryland 21201. The resident agent is a Maryland corporation.

ARTICLE V

Provisions for Defining, Limiting
and Regulating Certain Powers of the
Corporation and of the Stockholders and Directors

               Section 5.1 Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be one (1), which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation (the “Bylaws”), but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”). The name of the director who shall serve until the first annual meeting of stockholders and until his successor is duly elected and qualifies is:

William C. Owens

Any vacancy on the Board of Directors may be filled in the manner provided in the Bylaws.

               Section 5.2 Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

               Section 5.3 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter of the Corporation (the “Charter”) or the Bylaws.

               Section 5.4 Preemptive and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Section 6.4 or as may otherwise be provided by a contract approved by the Board of Directors, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell. Holders of shares of stock shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any shares of all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which holders of such shares would otherwise be entitled to exercise such rights. Notwithstanding the foregoing, in the event the Corporation is subject to the Maryland Control Share Acquisition Act, holders of shares of stock shall be entitled to exercise rights of an objecting stockholder under Section 3-708(a) of the MGCL.

               Section 5.5 Indemnification. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in such capacity. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

               Section 5.6 Determinations by Board. The determination as to any of the following matters, made by or pursuant to the direction of the Board of Directors shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, funds from operations, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation or resolution of any ambiguity with respect to any provision of this Charter (including any of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation) or of the Bylaws; the number of shares of stock of any class of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; any interpretation of the terms and conditions of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors.

               Section 5.7 REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification. Any decision of or action taken by the Board of Directors pursuant to Article VII hereof shall be in its sole and absolute discretion.

               Section 5.8 Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of directors.

               Section 5.9 Advisor Agreements. Subject to such approval of stockholders and other conditions, if any, as may be required by the Charter or any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors and set in accordance with the Charter, the compensation payable thereunder by the Corporation).

ARTICLE VI

Stock

               Section 6.1 Authorized Shares. The Corporation has authority to issue 55,000,000 shares of stock, consisting of 50,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), and 5,000,000 shares of Preferred Stock, $0.01 par value per share (the “Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $550,000. If shares of one class of stock are classified or reclassified into shares of another class of stock pursuant to Section 6.2, 6.3 or 6.4 of this Article VI, the number of authorized shares of the former class shall be automatically decreased and the number of shares of the latter class shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

             Section 6.2 Common Stock. Subject to the provisions of Article VII, and except as may otherwise be specified in the Charter, each share of Common Stock shall entitle the holder thereof to one vote. The Board of Directors may reclassify any unissued shares of Common Stock from time to time into one or more classes or series of stock.

             Section 6.3 Preferred Stock. The Board of Directors may classify any unissued shares of Preferred Stock and reclassify any previously classified but unissued shares of Preferred Stock of any series from time to time, into one or more classes or series of stock.

Section 6.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.4 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other Charter document filed with the SDAT.

Section 6.5 Distributions. The Board of Directors from time to time may authorize and the Corporation may pay to its stockholders such dividends or other distributions in cash or other property, including in shares of one class of the Corporation’s stock payable to holders of shares of another class of stock of the Corporation, as the Board of Directors in its discretion shall determine.

Section 6.6 Stockholders’ Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the holders of common stock entitled to vote generally in the election of directors may be taken without a meeting by consent, in writing or by electronic transmission, in any manner and by any vote permitted by the MGCL and set forth in the Bylaws.

Section 6.7 Charter and Bylaws. The rights of all stockholders and the terms of all stock are subject to the provisions of the Charter and the Bylaws.

ARTICLE VII

Restriction on Transfer and Ownership of Shares

Section 7.1 Definitions. For the purpose of this Article VII, the following terms shall have the following meanings:

Aggregate Stock Ownership Limit. The term “Aggregate Stock Ownership Limit” shall mean 9.8 percent in value of the aggregate of the outstanding shares of Capital Stock, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Capital Stock. The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.

Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

Common Stock Ownership Limit. The term “Common Stock Ownership Limit” shall mean 9.8 percent (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock of the Corporation, or such other percentage determined by the Board of Directors in accordance with Section 7.2.8 of the Charter.

Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

Excepted Holder. The term “Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by the Charter or by the Board of Directors pursuant to Section 7.2.7.

Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2.7 and subject to adjustment pursuant to Section 7.2.8, the percentage limit established by the Board of Directors pursuant to Section 7.2.7.

Initial Date. The term “Initial Date” shall mean the date on which the Merger (as defined in the Agreement and Plan of Merger, dated as of January 23, 2013, by and between the Corporation and Owens Mortgage Investment Fund, a California limited partnership) becomes effective.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board of Directors.

NYSE. The term “NYSE” shall mean the NYSE MKT LLC.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.

Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of this Article VII, would Beneficially Own or Constructively Own shares of Capital Stock in violation of Section 7.2.1, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which the Corporation determines pursuant to Section 5.7 of the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Trust. The term “Trust” shall mean any trust provided for in Section 7.3.1.

Trustee. The term “Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner, that is appointed by the Corporation to serve as trustee of the Trust.

Section 7.2 Capital Stock.

Section 7.2.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 7.4:

(a) Basic Restrictions.

(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

(ii) No Person shall Beneficially or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, without limitation, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

(iii) Any Transfer of shares of Capital Stock that, if effective, would result in the Capital Stock being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(b) Transfer in Trust. If any Transfer of shares of Capital Stock occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i) or (ii),

(i) then that number of shares of the Capital Stock the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii)(rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or

(ii) if the transfer to the Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

(iii) To the extent that, upon a transfer of shares of Capital Stock pursuant to this Section 7.2.1(b), a violation of any provision of this Article VII would nonetheless be continuing (for example where the ownership of shares of Capital Stock by a single Charitable Trust would violate the 100 stockholder requirement applicable to REITs), then shares of Capital Stock shall be transferred to that number of Charitable Trusts, each having a distinct Trustee and a Charitable Beneficiary or Beneficiaries that are distinct from those of each other Charitable Trust, such that there is no violation of any provision of this Article VII.

Section 7.2.2 Remedies for Breach. If the Board of Directors shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Trust described above and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors.

Section 7.2.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event or, in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.

Section 7.2.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:

(a) every owner of five percent or more (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and

(b) each Person who is a Beneficial or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 7.2.5 Remedies Not Limited. Subject to Section 5.7 of the Charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation in preserving the Corporation’s status as a REIT.

Section 7.2.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 7.2, Section 7.3, or any definition contained in Section 7.1, the Board of Directors shall have the power to determine the application of the provisions of this Section 7.2 or Section 7.3 or any such definition with respect to any situation based on the facts known to it. In the event Section 7.2 or 7.3 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Sections 7.1, 7.2 or 7.3. Absent a decision to the contrary by the Board of Directors, if a Person would have (but for the remedies set forth in Section 7.2.2) acquired Beneficial or Constructive Ownership of Stock in violation of Section 7.2.1, such remedies (as applicable) shall apply first to the shares of Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Stock based upon the relative number of the shares of Stock held by each such Person.

Section 7.2.7 Exceptions.

(a) Subject to Section 7.2.1(a)(ii), the Board of Directors may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:

(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 7.2.1(a)(ii);

(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the judgment of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT shall not be treated as a tenant of the Corporation); and

(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Trust in accordance with Sections 7.2.1(b) and 7.3.

(b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c) Subject to Section 7.2.1(a)(ii), an underwriter which participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement.

(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.

Section 7.2.8 Increase or Decrease in Common Stock Ownership or Aggregate Stock Ownership Limits. Subject to Section 7.2.1 (a)(ii), the Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for one or more Persons and decrease the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit for all other Persons; provided, however, that the decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit will not be effective for any Person whose percentage ownership in Stock is in excess of such decreased Common Stock Ownership Limit or Aggregate Stock Ownership Limit until such time as such Person’s percentage of Stock equals or falls below the decreased Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit, but any further acquisition of Stock by such person will be in violation of the Common Stock Ownership Limit or Aggregate Stock Ownership Limit and, provided further, that the new Common Stock Ownership Limit and/or Aggregate Stock Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Stock.

Section 7.2.9 Legend. Each certificate for shares of Capital Stock shall bear substantially the following legend:

The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s Charter, (i) no Person may Beneficially or Constructively Own shares of the Corporation’s Common Stock in excess of the Common Stock Ownership Limit unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock of the Corporation in excess of the Aggregate Stock Ownership Limit, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem shares upon the terms and conditions specified by the Board of Directors if the Board of Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Charter of the Corporation, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its Principal Office.

Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a stockholder on request and without charge.

Section 7.3 Transfer of Capital Stock in Trust.

Section 7.3.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Trust pursuant to Section 7.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.

Section 7.3.2 Status of Shares Held by the Trustee. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Corporation. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

Section 7.3.3 Dividend and Voting Rights. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s sole and absolute discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (ii) to recast such vote; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes and determining the other rights of stockholders.

Section 7.3.4 Sale of Shares by Trustee. Within 20 days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Trust and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. The Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.

Section 7.3.5 Purchase Right in Stock Transferred to the Trustee. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and distributions which has been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Trustee pursuant to Section 7.3.3 of this Article VII. The Corporation may pay the amount of such reduction to the Trustee for the benefit of the Charitable Beneficiary. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Section 7.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

Section 7.3.6 Designation of Charitable Beneficiaries. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Capital Stock held in the Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code. Neither the failure of the Corporation to make such designation nor the failure of the Corporation to appoint the Trustee before the automatic transfer provided in Section 7.2.1(b) shall make such transfer ineffective, provided that the Corporation thereafter makes such designation and appointment.

Section 7.4 NYSE Transactions. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.

Section 7.5 Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.

Section 7.6 Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VIII

Investment and Operating Policies

Section 8.1 Definitions. For the purpose of this Article VIII and Article IX below, the following terms shall have the following meanings:

Acquisition and Origination Expenses. The term “Acquisition and Origination Expenses” shall mean expenses including without limitation legal fees and expenses, travel and communications expenses, costs of appraisals, accounting fees and expenses, title insurance funded by the Corporation, and miscellaneous expenses related to the origination, selection and acquisition of mortgages, whether or not acquired.

Acquisition and Origination Fees. The term “Acquisition and Origination Fees” shall mean the total of all fees and commissions paid to the Management Company by any party other than the Corporation and any subsidiary in connection with the Corporation making or investing in Mortgage Loans. Included in the computation of such fees or commissions shall be any selection fee, mortgage placement fee, nonrecurring management fee, and any origination fee, loan fee or points paid by borrowers to the Management Company, or any fee of a similar nature, however designated, but shall not include the Management Fee and the Servicing Fee.

Affiliate. The term “Affiliate” shall mean, for any person, (a) any person directly or indirectly controlling, controlled by or under common control with the person, (b) any other person owning or controlling ten percent (10%) or more of the outstanding voting securities of the person, (c) any officer or director of the person, or (d) if the other person is an officer or director, any company for which the person acts in any similar capacity.

Capital. The term “Capital” shall mean the total investment and contribution to the capital of the Corporation by its stockholders in cash or by way of automatic reinvestment of dividends or other distributions of the Corporation.

Front-End Fees. The term “Front-End Fees” shall mean fees and expenses paid by any party to acquire assets for the Corporation, including Organization and Offering Expenses, Acquisition and Origination Expenses, Acquisition and Origination Fees, interest on deferred fees and expenses, and any other similar fees, however designated by the Board of Directors.

Independent Expert. The term “Independent Expert” shall mean a Person with no material current or prior business or personal relationship with the Management Company who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Corporation and who is qualified to perform such work.

Investment in Mortgage Loans. The term “Investment in Mortgage Loans” shall mean the amount of Capital used to make or invest in Mortgage Loans or the amount actually paid or allocated to the purchase of mortgages, working capital reserves allocable thereto (except that working capital reserves in excess of three percent (3%) shall not be included) and other cash payments, such as interest and taxes, but not including Front-End Fees.

Late Payment Charges. The term “Late Payment Charges” shall mean additional charges paid by borrowers on delinquent loans and loans past maturity held by the Corporation, including additional interest and late payment fees.

Management Agreement. The term “Management Agreement” shall mean an agreement between the Corporation and the Management Company for management services to be provided by the Management Company to the Corporation and its subsidiaries.

Management Company. The term “Management Company” shall mean Owens Financial Group, Inc., a California corporation.

Management Fee. The term “Management Fee” shall mean a fee paid to the Management Company or other Person for management and administration of the Corporation.

Mortgage Loans. The term “Mortgage Loans” shall mean investments of the Corporation that are notes, debentures, bonds and other evidence of indebtedness or obligations that are negotiable or non-negotiable, which are secured or collateralized by mortgages or deeds of trust.

NASAA Guidelines. The term “NASAA Guidelines” shall mean the Mortgage Program Guidelines of the North American Securities Administrators Association, Inc. adopted on September 10, 1996.

Organization and Offering Expenses. The term “Organization and Offering Expenses” shall mean those expenses incurred in connection with and in preparing for registration and subsequently offering and distributing shares of stock of the Corporation to the public, including sales commissions, if any, paid to broker-dealers in connection with the distribution of stock and any advertising expenses.

Person. The term “Person” shall mean any natural person, partnership, corporation, association or other legal entity.

Program. The term “Program” shall mean limited or general partnership, limited liability company, limited liability partnership, trust, joint venture, unincorporated association or similar organization other than a corporation formed and operated for the primary purpose of investment in mortgage loans.

Property Management Fee. The term “Property Management Fee” shall mean any fee paid for day-to-day professional property management services.

Prospectus. The term “Prospectus” shall mean the prospectus that forms a part of the effective registration statement under the Securities Act of 1933, as amended, including any preliminary prospectus.

Servicing Fee. The term “Servicing Fee” shall mean a monthly fee paid to the Management Company for its services as servicing agent with respect to the Mortgage Loans.

Sponsor. The term “Sponsor” shall mean the Management Company or any Person directly or indirectly instrumental in organizing, wholly or in part, a Program or any Person who will manage or participate in the management of a Program or any Affiliate of any such Person, but does not include a Person whose only relation with the Program is that of an independent property manager whose only compensation is as such. The term “Sponsor” shall not include wholly independent third parties, such as attorneys, accountants and underwriters whose only compensation is for professional services rendered in connection with the offering of interests in Programs.

Section 8.2 Investment Policy. The Board of Directors shall cause at least eighty-six and one-half percent (86.5%) of Capital to be committed as Investment in Mortgage Loans. The Corporation may make or purchase Mortgage Loans of such duration and on such real property and with such additional security as the Management Company in its sole discretion shall determine. Such Mortgage Loans may be senior to other mortgage loans on such property, or junior to other mortgage loans on such property, all in the sole discretion of the Board of Directors.

The Corporation normally shall not make or invest in Mortgage Loans on any one property if at the time of the acquisition of the loan the aggregate amount of all Mortgage Loans outstanding on the property, including loans of the Corporation, would exceed an amount equal to 80% of the appraised value of the property as determined by independent appraisal, unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this Section, the “aggregate amount of all Mortgage Loans outstanding on the property, including loans of the Corporation,” shall include all interest (excluding contingent participations in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans. This restriction applies to all loans, including construction loans.

Section 8.3 Operating Policies.

Section 8.3.1 The Corporation will limit any single Mortgage Loan and will limit its Mortgage Loans to any one borrower to not more than ten percent (10%) of the Corporation’s total assets as of the date the loan is made or purchased.

Section 8.3.2 The Corporation may not invest in or make Mortgage Loans on unimproved real property in an amount in excess of twenty-five percent (25%) of the Corporation’s total assets.

Section 8.3.3 The Corporation may not invest in real estate contracts of sale otherwise known as land sale contracts unless such contracts are in recordable form and appropriately recorded in the chain of title.

Section 8.3.4 The Corporation shall require that a mortgagee’s or owner’s title insurance policy as to the priority of a mortgage or the condition of title be obtained in connection with the making or purchasing of each Mortgage Loan. The Corporation shall also receive an independent, on-site appraisal for each property on which it makes or purchases a Mortgage Loan. All such appraisals shall be conducted by an Independent Expert.

Section 8.3.5 There shall at all times be title, fire, and casualty insurance in an amount equal to the Corporation’s Mortgage Loans plus any outstanding senior lien on the security property naming the Corporation and any senior lienholder as loss payees, and, where such senior lienholder exists, a request for notice of default shall be recorded in the county where the security property is situated.

Section 8.3.6 Mortgage Loans may be purchased from the Management Company or its Affiliates only if the Management Company acquires such loans in its own name and temporarily holds title thereto for the purpose of facilitating the acquisition of such loans, and provided that such loans are purchased by the Corporation for a price no greater than the cost of such loans to the Management Company (except compensation in accordance with Article IX below), there is no other benefit arising out of such transactions to the Management Company and such loans are not in default and otherwise satisfy all requirements of this Article VIII. Accordingly, all income generated (except Acquisition and Origination Fees) and expenses associated with a Mortgage Loan so acquired shall be treated as belonging to the Corporation. The Corporation shall not acquire a loan from the Management Company if the cost of the loan exceeds the funds reasonably anticipated to be available to the Corporation to purchase the loan.

Section 8.3.7 The Corporation shall not sell a Mortgage Loan to the Management Company unless all of the following criteria are met: (i) the loan is in default; (ii) the Management Company pays the Corporation an amount in cash equal to the cost of the loan to the Corporation (including all cash payments and carrying costs related thereto); and (iii) the Management Company assumes all of the Corporation’s obligations and liabilities incurred in connection with the holding of the loan by the Corporation.

Section 8.3.8 The Corporation shall not acquire a loan from, or sell a loan to, another Program in which the Management Company has an interest.

Section 8.3.9 The Corporation shall not sell a foreclosed property to the Management Company or to another Program in which the Management Company has an interest.

Section 8.3.10 Except as may be necessary or appropriate to preserve the status of the Corporation as a REIT, the Corporation will maintain a contingency reserve in an aggregate amount of at least one and one-half percent (1.5%) of the Capital.

Section 8.3.11 No loans may be made by the Corporation to the Management Company or an Affiliate except in connection with any advancement of expenses or indemnification as permitted herein and provided for in the Bylaws or Management Agreement.

Section 8.4 Investments in or with Other Programs.

Section 8.4.1 The Corporation may invest in general partnerships or joint ventures (including entities in limited liability company and limited liability partnership form) with non-Affiliates that own one or more particular loans, if the Corporation, alone or together with any publicly registered Affiliate of the Corporation meeting the requirements of Section 8.4.2 below, acquires a controlling interest in such a general partnership or joint venture, but in no event shall duplicate fees be permitted. For purposes of this paragraph, “controlling interest” means an equity interest possessing the power to direct or cause the direction of the management and policies of the general partnership or joint venture, including the authority to:

(a) review all contracts entered into by the general partnership or joint venture that will have a material effect on its business or assets;

(b) cause a sale of the loan or its interest therein, subject, in certain cases where required by the partnership or joint venture agreement, to limits as to time, minimum amounts and/or a right of first refusal by the joint venture partner or consent of the joint venture partner;

(c) approve budgets and major capital expenditures, subject to a stated minimum amount;

(d) veto any sale of the loan, or, alternatively, to receive a specified preference on sale or proceeds; and

(e) exercise a right of first refusal on any desired sale by the joint venture partner of its interest in the mortgage except for transfer to an Affiliate of the joint venture partner.

Section 8.4.2 The Corporation may invest in general partnerships or joint ventures with other publicly registered Affiliates of the Corporation if all of the following conditions are met:

(a) the Programs have substantially identical investment objectives;

(b) there are no duplicate fees;

(c) the compensation to Sponsors is substantially identical in each Program;

(d) each Program has a right of first refusal to buy if the other Programs wish to sell assets held in the joint venture;

(e) the investment of each Program is on substantially the same terms and conditions; and

(f) the Prospectus discloses the potential risk of impasse on joint venture decisions since no Program controls the decisions of the joint venture and the potential risk that while a Program may have the right to buy the asset from the partnership or joint venture, it may not have the resources to do so.

Section 8.4.3 The Corporation shall be permitted to invest in general partnerships or joint ventures with Affiliates other than publicly registered Affiliates of the Corporation only under the following conditions:

(a) the investment is necessary to relieve the Sponsor from any commitment to purchase a loan entered into in compliance with Section 8.3.6 above prior to the closing of the offering period of the Program;

(b) there are no duplicate fees;

(c) the investment of each entity is on substantially the same terms and conditions;

(d) the Program provides for a right of first refusal to buy if the Sponsor wishes to sell a loan held in the joint venture; and

(e) the Prospectus discloses the potential risk of impasse on joint venture decisions.

Section 8.4.4 Other than as specifically permitted in Sections 8.4.2 and 8.4.3 above, the Corporation may not invest in general partnerships or joint ventures with Affiliates.

Section 8.4.5 The Corporation may invest in general partnership interests of limited partnerships if the Corporation alone or together with any publicly registered Affiliate of the Corporation meeting the requirements of Section 8.4.2 above acquires a “controlling interest” as defined in Section 8.4.1 above, no duplicate fees are permitted, and no additional compensation beyond that permitted by Article IX is paid to the Sponsor.

Section 8.4.6 A Program that is an “upper-tier Program” shall be permitted to invest in interests of other Programs only if the conditions provided for under Sections V.G. 6 and 7 of the NASAA Guidelines are met.

ARTICLE IX

Compensation to Management Company

               Section 9.1 Management Agreement. The Corporation shall enter into a Management Agreement that sets forth the services to be provided by the Management Company to the Corporation and its subsidiaries in exchange for compensation from the Corporation as set forth in this Article IX. The fees and other compensation payable to the Management Company by the Corporation and its subsidiaries will be as set forth in this Charter. In the event that the Management Agreement is terminated in accordance with its terms or otherwise, the Board of Directors, with the approval of a majority of the directors of the Corporation who are independent directors under the rules of the NYSE MKT LLC or other national securities exchange upon which the Corporation’s securities are listed or admitted to trading and without any action by the stockholders of the Corporation, may cause the Corporation to enter into one or more agreements for management services on substantially the same terms and conditions as the Management Agreement, and any and all such agreements shall remain subject to the provisions of the Charter.

Section 9.2 Management Company Compensation. During the term of the Management Agreement, the Corporation shall pay the Management Company the following fees and compensation:

Section 9.2.1 Management Fee. In consideration of the management services rendered to the Corporation, the Management Company is entitled to receive from the Corporation the Management Fee payable monthly, subject to a maximum of 2.75% per annum of the average unpaid balance of the Mortgage Loans at the end of each month in the calendar year. Although the Management Fee is paid monthly, the maximum payment is calculated on an annual basis; thus, the Management Fee in any one month could exceed .2292% (2.75% / 12 months) of the unpaid balance of the Mortgage Loans at the end of such month, provided that the maximum annual Management Fee shall not exceed 2.75% of the average unpaid balance of the Mortgage Loans at the end of each month in the calendar year. In the event the Management Fee paid by the Corporation in a calendar year exceeds such 2.75%, the Management Company shall promptly refund such excess to the Corporation. The Management Fee may be accrued without interest when Corporation funds are not available for its payment.

Section 9.2.2 Loan Servicing Fee. The Management Company may act as servicing agent with respect to the Mortgage Loans, in consideration for which it shall be entitled to receive from the Corporation the Servicing Fee, which, when added to all other fees paid in connection with the servicing of a particular loan, does not exceed the lesser of: (i) the customary, competitive fee in the community where the loan is placed for the provision of such mortgage services on that type of loan; or (ii) an amount up to 0.25% per annum of the unpaid principal balance of the Mortgage Loans at the end of each month.

Section 9.2.3 No Other Fees. The Management Company is not entitled to receive or retain any real estate brokerage commissions, Property Management Fees, insurance service fees or a Promotional Interest (as defined by the NASAA Guidelines) from the Corporation. In addition, the Management Company is not entitled to receive reimbursement of Acquisition and Origination Expenses incurred by the Management Company or its Affiliates in the origination, selection and acquisition of Mortgage Loans.

Section 9.3 Payments by Borrowers.

Section 9.3.1 Acquisition and Origination Fees. The Management Company or its Affiliates shall be entitled to receive and retain all Acquisition and Origination Fees paid or payable by borrowers for services rendered in connection with the evaluation and consideration of potential investments of the Corporation.

Section 9.3.2 Late Payment Charges. The Management Company shall receive and retain all Late Payment Charges paid by borrowers on delinquent loans held by the Corporation.

Section 9.4 Reductions in Management Company Compensation.

Section 9.4.1 Agreements to Reduce Compensation. The Board of Directors, without any action by the stockholders of the Corporation, may authorize the Corporation to amend the Management Agreement (with the consent of the Management Company) or enter into one or more other agreements with the Management Company to adjust the compensation to be paid to the Management Company, provided that such adjustment shall not have a significant adverse impact on the stockholders of the Corporation. Such amendment or agreements shall be effective notwithstanding Sections 9.1, 9.2 and 9.3 of this Article IX.

Section 9.4.2 Voluntary Reduction in Compensation. Notwithstanding Sections 9.1, 9.2 and 9.3 of this Article IX, the Management Company from time to time may voluntarily accept compensation that is less than the maximum compensation set forth herein, provided that no such change in compensation shall result in a significant adverse impact on the stockholders of the Corporation.

ARTICLE X

Amendments

The Corporation reserves the right from time to time to make any amendment to its Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without stockholder approval under Maryland law or as otherwise set forth herein, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

ARTICLE XI

Limitation of Liability

To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article XI, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article XI, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

THIRD: The amendment to and restatement of the charter as hereinabove set forth have been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article IV of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article IV of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article V of the foregoing amendment and restatement of the charter.

SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 1,000,000, consisting of 1,000,000 shares of Common Stock, $0.01 par value per share. The aggregate par value of all shares of stock having par value was $10,000.

EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 55,000,000, consisting of 50,000,000 shares of Common Stock, $0.01 par value per share, and 5,000,000 shares of Preferred Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $550,000.

NINTH: The undersigned Chief Executive Officer and President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer and President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[Signature page follows.]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and President and attested to by its Secretary on this 23rd day of January, 2013.

ATTEST:                        OWENS REALTY MORTGAGE, INC.

/s/ Bryan H. Draper                                                              By: /s/ William C. Owens (SEAL)
Bryan H. Draper	William C. Owens
Secretary	Chief Executive Officer and President

[Signature Page to Articles of Amendment and Restatement]

ANNEX C

OWENS REALTY MORTGAGE, INC.

BYLAWS

ARTICLE I

Offices

               Section 1. Principal Office. The principal office of the Corporation in the State of Maryland shall be located at such place as the Board of Directors may designate.

               Section 2. Additional Offices. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

Meetings of Stockholders

               Section 1. Place. All meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place as shall be set in accordance with these Bylaws and stated in the notice of the meeting.

               Section 2. Annual Meeting. An annual meeting of stockholders for the election of directors and the transaction of any business within the powers of the Corporation shall be held on the date and at the time and place set by the Board of Directors.

   Section 3. Special Meetings.

(a) General. Each of the chairman of the board, chief executive officer, president and Board of Directors may call a special meeting of stockholders. Except as provided in subsection (b)(4) of this Section 3, a special meeting of stockholders shall be held on the date and at the time and place set by the chairman of the board, chief executive officer, president or Board of Directors, whoever has called the meeting. Subject to subsection (b) of this Section 3, a special meeting of stockholders shall also be called by the secretary of the Corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast more than ten percent (10%) of all the votes entitled to be cast on such matter at such meeting. Unless requested by the stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of stockholders held during the preceding twelve months.

        (b) Stockholder Requested Special Meetings. (1) Any stockholder of record seeking to have stockholders request a special meeting shall, by sending written notice to the secretary (the “Record Date Request Notice”) by registered mail, return receipt requested, request the Board of Directors to fix a record date to determine the stockholders entitled to request a special meeting (the “Request Record Date”). The Record Date Request Notice shall set forth the purpose of the meeting and the matters proposed to be acted on at it, shall be signed by one or more stockholders of record as of the date of signature (or their agents duly authorized in a writing accompanying the Record Date Request Notice), shall bear the date of signature of each such stockholder (or such agent) and shall set forth all information relating to each such stockholder, each individual whom the stockholder proposes to nominate for election or reelection as a director and each matter proposed to be acted on at the meeting that would be required to be disclosed in connection with the solicitation of proxies for the election of directors or the election of each such individual, as applicable, in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). Upon receiving the Record Date Request Notice, the Board of Directors may fix a Request Record Date. The Request Record Date shall not precede and shall not be more than ten days after the close of business on the date on which the resolution fixing the Request Record Date is adopted by the Board of Directors. If the Board of Directors, within ten days after the date on which a valid Record Date Request Notice is received, fails to adopt a resolution fixing the Request Record Date, the Request Record Date shall be the close of business on the tenth day after the first date on which a Record Date Request Notice is received by the secretary.

             (2) In order for any stockholder to request a special meeting to act on any matter that may properly be considered at a meeting of stockholders, one or more written requests for a special meeting (collectively, the “Special Meeting Request”) signed by stockholders of record (or their agents duly authorized in a writing accompanying the request) as of the Request Record Date entitled to cast more than ten percent (10%) of all of the votes entitled to be cast on such matter at such meeting (the “Special Meeting Percentage”) shall be delivered to the secretary. In addition, the Special Meeting Request shall (a) set forth the purpose of the meeting and the matters proposed to be acted on at it (which shall be limited to those lawful matters set forth in the Record Date Request Notice received by the secretary), (b) bear the date of signature of each such stockholder (or such agent) signing the Special Meeting Request, (c) set forth (i) the name and address, as they appear in the Corporation’s books, of each stockholder signing such request (or on whose behalf the Special Meeting Request is signed), (ii) the class, series and number of all shares of stock of the Corporation which are owned (beneficially or of record) by each such stockholder and (iii) the nominee holder for, and number of, shares of stock of the Corporation owned beneficially but not of record by such stockholder, (d) be sent to the secretary by registered mail, return receipt requested, and (e) be received by the secretary within 60 days after the Request Record Date. Any requesting stockholder (or agent duly authorized in a writing accompanying the revocation of the Special Meeting Request) may revoke his, her or its request for a special meeting at any time by written revocation delivered to the secretary.

             (3) The secretary shall inform the requesting stockholders of the reasonably estimated cost of preparing and mailing or delivering the notice of the meeting (including the Corporation’s proxy materials). The secretary shall not be required to call a special meeting upon stockholder request and such meeting shall not be held unless, in addition to the documents required by paragraph (2) of this Section 3(b), the secretary receives payment of such reasonably estimated cost prior to the preparation and mailing or delivery of such notice of the meeting.

             (4) In the case of any special meeting called by the secretary upon the request of stockholders (a “Stockholder-Requested Meeting”), such meeting shall be held at such place, date and time as may be designated by the Board of Directors; provided, however, that the date of any Stockholder-Requested Meeting shall be not more than 90 days after the record date for such meeting (the “Meeting Record Date”); and provided further that if the Board of Directors fails to designate, within ten days after the date that a valid Special Meeting Request is actually received by the secretary (the “Delivery Date”), a date and time for a Stockholder-Requested Meeting, then such meeting shall be held at 2:00 p.m., local time, on the 90th day after the Meeting Record Date or, if such 90th day is not a Business Day (as defined below), on the first preceding Business Day; and provided further that in the event that the Board of Directors fails to designate a place for a Stockholder-Requested Meeting within ten days after the Delivery Date, then such meeting shall be held at the principal executive office of the Corporation. In fixing a date for a Stockholder-Requested Meeting, the Board of Directors may consider such factors as it deems relevant, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the meeting and any plan of the Board of Directors to call an annual meeting or a special meeting. In the case of any Stockholder Requested Meeting, if the Board of Directors fails to fix a Meeting Record Date that is a date within 30 days after the Delivery Date, then the close of business on the 30th day after the Delivery Date shall be the Meeting Record Date. The Board of Directors may revoke the notice for any Stockholder-Requested Meeting in the event that the requesting stockholders fail to comply with the provisions of paragraph (3) of this Section 3(b).

         (5) If written revocations of the Special Meeting Request have been delivered to the secretary and the result is that stockholders of record (or their agents duly authorized in writing), as of the Request Record Date, entitled to cast less than the Special Meeting Percentage have delivered, and not revoked, requests for a special meeting on the matter to the secretary: (i) if the notice of meeting has not already been delivered, the secretary shall refrain from delivering the notice of the meeting and send to all requesting stockholders who have not revoked such requests written notice of any revocation of a request for a special meeting on the matter, or (ii) if the notice of meeting has been delivered and if the secretary first sends to all requesting stockholders who have not revoked requests for a special meeting on the matter written notice of any revocation of a request for the special meeting and written notice of the Corporation’s intention to revoke the notice of the meeting or for the chairman of the meeting to adjourn the meeting without action on the matter, (A) the secretary may revoke the notice of the meeting at any time before ten days before the commencement of the meeting or (B) the chairman of the meeting may call the meeting to order and adjourn the meeting without acting on the matter. Any request for a special meeting received after a revocation by the secretary of a notice of a meeting shall be considered a request for a new special meeting.

             (6) The chairman of the board, chief executive officer, president or Board of Directors may appoint regionally or nationally recognized independent inspectors of elections to act as the agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported Special Meeting Request received by the secretary. For the purpose of permitting the inspectors to perform such review, no such purported Special Meeting Request shall be deemed to have been received by the secretary until the earlier of (i) five Business Days after actual receipt by the secretary of such purported request and (ii) such date as the independent inspectors certify to the Corporation that the valid requests received by the secretary represent, as of the Request Record Date, stockholders of record entitled to cast more than the Special Meeting Percentage. Nothing contained in this paragraph (6) shall in any way be construed to suggest or imply that the Corporation or any stockholder shall not be entitled to contest the validity of any request, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

             (7) For purposes of these Bylaws, “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.

               Section 4. Notice. Not less than ten nor more than 90 days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting notice in writing or by electronic transmission stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any statute, the purpose for which the meeting is called, by mail, by presenting it to such stockholder personally, by leaving it at the stockholder’s residence or usual place of business or by any other means permitted by Maryland law. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Corporation, with postage thereon prepaid. If transmitted electronically, such notice shall be deemed to be given when transmitted to the stockholder by an electronic transmission to any address or number of the stockholder at which the stockholder receives electronic transmissions. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless such stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice. Failure to give notice of any meeting to one or more stockholders, or any irregularity in such notice, shall not affect the validity of any meeting fixed in accordance with this Article II or the validity of any proceedings at any such meeting.

   Subject to Section 11(a) of this Article II, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may postpone or cancel a meeting of stockholders by making a public announcement (as defined in Section 11(c)(3) of this Article II) of such postponement or cancellation prior to the meeting. Notice of the date, time and place to which the meeting is postponed shall be given not less than ten days prior to such date and otherwise in the manner set forth in this section.

               Section 5. Organization and Conduct. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chairman of the meeting or, in the absence of such appointment or appointed individual, by the chairman of the board or, in the case of a vacancy in the office or absence of the chairman of the board, by one of the following officers present at the meeting in the following order: the vice chairman of the board, if there is one, the chief executive officer, the president, the vice presidents in their order of rank and seniority, the secretary, or, in the absence of such officers, a chairman chosen by the stockholders by the vote of a majority of the votes cast by stockholders present in person or by proxy. The secretary, or, in the secretary’s absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, an individual appointed by the Board of Directors or, in the absence of such appointment, an individual appointed by the chairman of the meeting shall act as secretary. In the event that the secretary presides at a meeting of stockholders, an assistant secretary, or, in the absence of all assistant secretaries, an individual appointed by the Board of Directors or the chairman of the meeting, shall record the minutes of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chairman of the meeting. The chairman of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chairman and without any action by the stockholders, are appropriate for the proper conduct of the meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and such other individuals as the chairman of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chairman of the meeting may determine; (d) limiting the time allotted to questions or comments; (e) determining when and for how long the polls should be opened and when the polls should be closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chairman of the meeting; (h) concluding a meeting or recessing or adjourning the meeting to a later date and time and at a place announced at the meeting; and (i) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

               Section 6. Quorum; Adjournments. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation for the vote necessary for the approval of any matter. If such quorum is not established at any meeting of the stockholders, the chairman of the meeting may adjourn the meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

        The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.

               Section 7. Voting. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the charter of the Corporation. Unless otherwise provided by statute or by the charter, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chairman of the meeting shall order that voting be by ballot or otherwise.

               Section 8. Proxies. A holder of record of shares of stock of the Corporation may cast votes in person or by proxy executed by the stockholder or by the stockholder’s duly authorized agent in any manner permitted by law. Such proxy or evidence of authorization of such proxy shall be filed with the secretary of the Corporation before or at the meeting. No proxy shall be valid more than eleven months after its date unless otherwise provided in the proxy.

               Section 9. Voting of Stock by Certain Holders. Stock of the Corporation registered in the name of a corporation, partnership, trust, limited liability company or other entity, if entitled to be voted, may be voted by the president or a vice president, general partner , trustee or managing member thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or fiduciary may vote stock registered in the name of such person in the capacity of such director or fiduciary, either in person or by proxy.

        Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.

        The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date, the time after the record date within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt by the Corporation of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

               Section 10. Inspectors. The Board of Directors or the chairman of the meeting may appoint, before or at the meeting, one or more inspectors for the meeting and any successor to the inspector. Except as otherwise provided by the chairman of the meeting, the inspectors, if any, shall (i) determine the number of shares of stock represented at the meeting, in person or by proxy, and the validity and effect of proxies, (ii) receive and tabulate all votes, ballots or consents, (iii) report such tabulation to the chairman of the meeting, (iv) hear and determine all challenges and questions arising in connection with the right to vote, and (v) do such acts as are proper to fairly conduct the election or vote. Each such report shall be in writing and signed by the inspector or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

               Section 11. Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals.

               (a) Annual Meetings of Stockholders. (1) Nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).

             (2) For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m. Pacific Time on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting; provided, however, that in connection with the Corporation’s first annual meeting or in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, in order for notice by the stockholder to be timely, such notice must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Pacific Time on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

         (3) Such stockholder’s notice shall set forth:

(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act;

(ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom;

(iii) as to the stockholder giving the notice, any Proposed Nominee and any Stockholder Associated Person,

(A) the class, series and number of all shares of stock or other securities of the Corporation or any affiliate thereof (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or Stockholder Associated Person, the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person,

(B) the nominee holder for, and number of, any Company Securities owned beneficially but not of record by such stockholder, Proposed Nominee or Stockholder Associated Person, and

(C) whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the last six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Company Securities or (y) any security of any entity that was listed in the Peer Group in the Stock Performance Graph in the most recent annual report to security holders of the Corporation (a “Peer Group Company”) for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation or any affiliate thereof (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company); and

(D) any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation or any affiliate thereof, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;

(iv) as to the stockholder giving the notice, any Stockholder Associated Person with an interest or ownership referred to in clauses (ii) or (iii) of this paragraph (3) of this Section 11(a) and any Proposed Nominee,

(A) the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, if different, of each such Stockholder Associated Person and any Proposed Nominee;

(B) the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person who is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;

(v) the name and address of any person who contacted or was contacted by the stockholder giving the notice or any Stockholder Associated Person about the Proposed Nominee or other business proposal prior to the date of such stockholder’s notice; and

(vi) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice.

        (4) Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a certificate executed by the Proposed Nominee (i) certifying that such Proposed Nominee (a) is not, and will not become, a party to any agreement, arrangement or understanding with any person or entity other than the Corporation in connection with service or action as a director that has not been disclosed to the Corporation and (b) will serve as a director of the Corporation if elected; and (ii) attaching a completed Proposed Nominee questionnaire (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice and shall include all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder, or would be required pursuant to the rules of any national securities exchange on which any securities of the Corporation are listed or over-the-counter market on which any securities of the Corporation are traded).

             (5) Notwithstanding anything in this subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for the preceding year’s annual meeting, a stockholder’s notice required by this Section 11(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m. Pacific Time, on the tenth day following the day on which such public announcement is first made by the Corporation.

         (6) For purposes of this Section 11, “Stockholder Associated Person” of any stockholder shall mean (i) any person acting in concert with such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder (other than a stockholder that is a depositary) and (iii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such Stockholder Associated Person.

               (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors, (ii) by a stockholder that has requested that a special meeting be called for the purpose of electing directors in compliance with Section 3 of this Article II and that has supplied the information required by Section 3 of this Article II about each individual whom the stockholder proposes to nominate for election of directors or (iii) provided that the special meeting has been called in accordance with Section 3(a) of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 11 and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information required by paragraphs (a)(3) and (4) of this Section 11, is delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m. Pacific Time on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The public announcement of a postponement or adjournment of a special meeting shall not commence a new time period for the giving of a stockholder’s notice as described above.

               (c) General.

             (1) If information submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders shall be inaccurate in any material respect, such information may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information. Upon written request by the secretary or the Board of Directors, any such stockholder shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, and (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting) submitted by the stockholder pursuant to this Section 11 as of an earlier date. If a stockholder fails to provide such written verification or written update within such period, the information as to which written verification or a written update was requested may be deemed not to have been provided in accordance with this Section 11.

(2) Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. The chairman of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.

(3) For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act.

(4) Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of an effective Schedule 14A by such stockholder or Stockholder Associated Person under Section 14(a) of the Exchange Act.

            Section 12. Control Share Acquisition Act. Notwithstanding any other provision of the charter of the Corporation or these Bylaws, Title 3, Subtitle 7 of the Maryland General Corporation Law, or any successor statute (the “MGCL”), shall not apply to any acquisition by any person of shares of stock of the Corporation. This section may be repealed, in whole or in part, at any time, whether before or after an acquisition of control shares and, upon such repeal, may, to the extent provided by any successor bylaw, apply to any prior or subsequent control share acquisition.

Section 13. Stockholders’ Consent In Lieu of Meeting. Any action required or permitted to be taken at any meeting of stockholders may be taken without a meeting (a) if a unanimous consent setting forth the action is given in writing or by electronic transmission by each stockholder entitled to vote on the matter and filed with the minutes of proceedings of the stockholders or (b) if the action is advised, and submitted to the stockholders for approval, by the Board of Directors and a consent in writing or by electronic transmission of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders is delivered to the Corporation in accordance with the MGCL. The Corporation shall give notice of any action taken by less than unanimous consent to each stockholder not later than ten days after the effective time of such action.
ARTICLE III

Directors

Section 1. General Powers. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.

Section 2. Number, Tenure, Qualifications and Resignation. At any regular meeting or at any special meeting called for that purpose, a majority of the entire Board of Directors may establish, increase or decrease the number of directors, provided, that the number thereof shall never be less than the minimum number required by the MGCL, nor more than 15, and provided further that the tenure of office of a director shall not be affected by any decrease in the number of directors. Any director of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.

Section 3. Annual and Regular Meetings. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place for the holding of regular meetings of the Board of Directors without other notice than such resolution.

Section 4. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the chief executive officer, the president or a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place as the place for holding any special meeting of the Board of Directors called by them. The Board of Directors may provide, by resolution, the time and place for the holding of special meetings of the Board of Directors without other notice than such resolution.

Section 5. Notice. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, courier or United States mail to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by United States mail shall be given at least three days prior to the meeting. Notice by courier shall be given at least two days prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by United States mail shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.

Section 6. Quorum. A majority of the directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to applicable law, the charter of the Corporation or these Bylaws, the vote of a majority or other percentage of a particular group of directors is required for action, a quorum must also include a majority or such other percentage of such group.

The directors present at a meeting which has been duly called and at which a quorum has been established may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough directors to leave fewer than required to establish a quorum.

Section 7. Voting. The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the charter or these Bylaws. If enough directors have withdrawn from a meeting to leave fewer than required to establish a quorum, but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the charter of the Corporation or these Bylaws.

Section 8. Organization. At each meeting of the Board of Directors, the chairman of the board or, in the absence of the chairman, the vice chairman of the board, if any, shall act as chairman of the meeting. In the absence of both the chairman and vice chairman of the board, the chief executive officer or, in the absence of the chief executive officer, the president, or in the absence of the president, a director chosen by a majority of the directors present, shall act as chairman of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation, or in the absence of the secretary and all assistant secretaries, an individual appointed by the chairman of the meeting, shall act as secretary of the meeting.

Section 9. Telephone Meetings. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 10. Consent by Directors Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each director and is filed with the minutes of proceedings of the Board of Directors.

Section 11. Vacancies. If for any reason any or all of the directors cease to be directors, such event shall not terminate the Corporation or affect these Bylaws or the powers of the remaining directors hereunder. Any vacancy on the Board of Directors for any cause other than an increase in the number of directors may be filled by a majority of the remaining directors, even if such majority is less than a quorum. Any vacancy in the number of directors created by an increase in the number of directors may be filled by a majority vote of the entire Board of Directors. Any individual so elected as director shall serve until the next annual meeting of stockholders and until his or her successor is elected and qualifies.

Section 12. Compensation. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they perform or engage in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.

Section 13. Reliance. Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion, report or statement, including any financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person, as to a matter which the director or officer reasonably believes to be within the person’s professional or expert competence, or, with respect to a director, by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director reasonably believes the committee to merit confidence.

Section 14. Ratification. The Board of Directors or the stockholders may ratify and make binding on the Corporation any action or inaction by the Corporation or its officers to the extent that the Board of Directors or the stockholders could have originally authorized the matter. Moreover, any action or inaction questioned in any stockholders’ derivative proceeding or any other proceeding on the ground of lack of authority, defective or irregular execution, adverse interest of a director, officer or stockholder, non-disclosure, miscomputation, the application of improper principles or practices of accounting or otherwise, may be ratified, before or after judgment, by the Board of Directors or by the stockholders, and if so ratified, shall have the same force and effect as if the questioned action or inaction had been originally duly authorized, and such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned action or inaction.

Section 15. Certain Rights of Directors and Officers. Any director or officer, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to, in addition to or in competition with those of or relating to the Corporation.

Section 16. Emergency Provisions. Notwithstanding any other provision in the charter or these Bylaws, this Section 16 shall apply during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an “Emergency”). During any Emergency, unless otherwise provided by the Board of Directors, (i) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (ii) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio; and (iii) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.

ARTICLE IV

Committees

Section 1. Number, Tenure and Qualifications. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and one or more other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.

Section 2. Powers. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.

Section 3. Meetings. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or, in the absence of a chairman, any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member.

Section 4. Telephone Meetings. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

Section 5. Consent by Committees Without a Meeting. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by each member of the committee and is filed with the minutes of proceedings of such committee.

Section 6. Vacancies. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.

ARTICLE V

Officers

Section 1. General Provisions. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chairman of the board, a vice chairman of the board, a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time elect such other officers with such powers and duties as it shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors, except that the chief executive officer or president may from time to time appoint one or more vice presidents, assistant secretaries and assistant treasurers or other officers. Each officer shall serve until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.

Section 2. Removal and Resignation. Any officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chairman of the board, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.

Section 3. Vacancies. A vacancy in any office may be filled by the Board of Directors for the balance of the term.

Section 4. Chairman of the Board. The Board of Directors may designate from among its members a chairman of the board, who shall not, solely by reason of these Bylaws, be an officer of the Corporation. The Board of Directors may designate the chairman of the board as an executive or non-executive chairman. The chairman of the board shall preside over the meetings of the Board of Directors. The chairman of the board shall perform such other duties as may be assigned to him or her by these Bylaws or the Board of Directors.

Section 5. Chief Executive Officer. The Board of Directors may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

Section 6. Chief Operating Officer. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 7. Chief Financial Officer. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.

Section 8. President. In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.

Section 9. Vice Presidents. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to such vice president by the chief executive officer, the president or the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president, senior vice president or vice president for particular areas of responsibility.

Section 10. Secretary. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors.

Section 11. Treasurer. The treasurer shall have the custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and in general perform such other duties as from time to time may be assigned to him or her by the chief executive officer, the president or the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.

Section 12. Assistant Secretaries and Assistant Treasurers. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the chief executive officer, the president or the Board of Directors.

Section 13. Compensation. The compensation of the officers shall be fixed from time to time by or under the authority of the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that he or she is also a director.

ARTICLE VI

Contracts, Loans, Checks and Deposits

Section 1. Contracts. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document shall be valid and binding upon the Corporation when duly authorized or ratified by action of the Board of Directors and executed by an authorized person.

Section 2. Checks and Drafts. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.

Section 3. Deposits. All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the chief executive officer, the president, the chief financial officer, or any other officer designated by the Board of Directors may determine.

ARTICLE VII

Stock

Section 1. Certificates. Except as may be otherwise provided by the Board of Directors, stockholders of the Corporation are not entitled to certificates representing the shares of stock held by them. In the event that the Corporation issues shares of stock represented by certificates, such certificates shall be in such form as prescribed by the Board of Directors or a duly authorized officer, shall contain the statements and information required by the MGCL and shall be signed by the officers of the Corporation in the manner permitted by the MGCL. In the event that the Corporation issues shares of stock without certificates, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates. There shall be no differences in the rights and obligations of stockholders based on whether or not their shares are represented by certificates.

Section 2. Transfers. All transfers of shares of stock shall be made on the books of the Corporation, by the holder of the shares, in person or by his or her attorney, in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The issuance of a new certificate upon the transfer of certificated shares is subject to the determination of the Board of Directors that such shares shall no longer be represented by certificates. Upon the transfer of any uncertificated shares, to the extent then required by the MGCL, the Corporation shall provide to the record holders of such shares a written statement of the information required by the MGCL to be included on stock certificates.

The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Maryland.

Notwithstanding the foregoing, transfers of shares of any class or series of stock will be subject in all respects to the charter of the Corporation and all of the terms and conditions contained therein.

Section 3. Replacement Certificate. Any officer of the Corporation may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated; provided, however, if such shares have ceased to be certificated, no new certificate shall be issued unless requested in writing by such stockholder and the Board of Directors has determined that such certificates may be issued. Unless otherwise determined by an officer of the Corporation, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Corporation a bond in such sums as it may direct as indemnity against any claim that may be made against the Corporation.

Section 4. Closing of Transfer Books or Fixing of Record Date. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than 90 days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.

When a record date for the determination of stockholders entitled to notice of and to vote at any meeting of stockholders has been set as provided in this section, such record date shall continue to apply to the meeting if adjourned or postponed, except if the meeting is adjourned or postponed to a date more than 120 days after the record date originally fixed for the meeting, in which case a new record date for such meeting may be determined as set forth herein.

Section 5. Stock Ledger. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate stock ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.

Section 6. Fractional Stock; Issuance of Units. The Board of Directors may authorize the Corporation to issue fractional stock or authorize the issuance of scrip, all on such terms and under such conditions as it may determine. Notwithstanding any other provision of the charter or these Bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

ARTICLE VIII

Accounting Year

The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

ARTICLE IX

Distributions

Section 1. Authorization. Dividends and other distributions upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the charter of the Corporation. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the charter.

Section 2. Contingencies. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.

ARTICLE X

Investment Policy

Subject to the provisions of the charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

ARTICLE XI
Seal

Section 1. Seal. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.

Section 2. Affixing Seal. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

ARTICLE XII

Indemnification and Advance of Expenses

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the charter of the Corporation and these Bylaws shall vest immediately upon election of a director or officer. The Corporation may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The indemnification and payment or reimbursement of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the charter of the Corporation or these Bylaws inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

ARTICLE XIII

Waiver of Notice

Whenever any notice of a meeting is required to be given pursuant to the charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened.

ARTICLE XIV

Amendment of Bylaws

The Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of these Bylaws and to make new Bylaws.

ANNEX D

FORM OF MANAGEMENT AGREEMENT

        THIS MANAGEMENT AGREEMENT is made as of ____________ ___, 20__, by and between OWENS REALTY MORTGAGE, INC., a Maryland corporation (the “Company”), and OWENS FINANCIAL GROUP, INC., a California corporation (the “Manager”).

WHEREAS, the Company is a corporation that intends to elect and to qualify to be taxed as a REIT for federal income tax purposes; and

WHEREAS, the Company desires to retain the Manager to provide investment and other management services to the Company and the Subsidiaries (as defined below) on the terms and conditions hereinafter set forth, and the Manager wishes to be retained to provide such services.

        NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto agree as follows:

Section 1. Definitions. The following terms shall have the following meanings assigned to them:

(a) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

(b) “Agreement” means this Management Agreement, as amended from time to time.

(c) “Bankruptcy” means, with respect to any Person: (i) the filing by such Person of a voluntary petition seeking liquidation, reorganization, arrangement or readjustment, in any form, of its debts under Title 11 of the United States Code or any other federal, state or foreign insolvency law, or such Person’s filing an answer consenting to or acquiescing in any such petition; (ii) the making by such Person of any assignment for the benefit of its creditors; (iii) the expiration of 60 days after the filing of an involuntary petition under Title 11 of the Unites States Code, an application for the appointment of a receiver for a material portion of the assets of such Person, or an involuntary petition seeking liquidation, reorganization, arrangement or readjustment of its debts under any other federal, state or foreign insolvency law, provided that the same shall not have been vacated, set aside or stayed within such 60-day period; or (iv) the entry against it of a final and non-appealable order for relief under any bankruptcy, insolvency or similar law now or hereinafter in effect.

(d) “Board of Directors” means the Board of Directors of the Company.

(e) “Charter” means the charter of the Company, as amended, as accepted for record by the SDAT of Maryland.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Common Stock” means the common stock, par value $0.01 per share, of the Company.

(h) “Company” has the meaning set forth in the first paragraph of this Agreement.

(i) “Company Account” has the meaning set forth in Section 5 of this Agreement.

(j) “Company Indemnified Party” has the meaning set forth in Section 11(b) of this Agreement.

(k) “Charter Amendment” means an amendment to the Compensation Provision that modifies the compensation to which the Manager is entitled, which amendment the Manager has not previously consented to in writing.

(l) “Compensation Provision” means Article IX of the Charter, as amended, or any successor provision thereto.

(m) “Controlling Person” means any Person, whatever their title, who performs functions for the Manager similar to those of: (i) chairman or member of the board of directors; (ii) executive or senior management, such as the president, vice-president, or chief financial officer; or (iii) those holding 5% or more equity interest in the Manager or a Person having the power to direct or cause the direction of the Manager, whether through the ownership of voting securities, by contract, or otherwise.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(o) “Governing Documents” means, with regard to any entity, the articles or certificate of incorporation and bylaws in the case of a corporation, certificate of limited partnership (if applicable) and the partnership agreement in the case of a general or limited partnership, the articles or certificate of formation and the operating agreement in the case of a limited liability company, the trust instrument in the case of a trust, or similar governing documents, in each case as amended from time to time.

(p) “Indemnitee” has the meaning set forth in Section 11(b) of this Agreement.

(q) “Indemnitor” has the meaning set forth in Section 11(c) of this Agreement.

(r) “Independent Directors” means the members of the Board of Directors who are not officers, employees or directors of the Manager or any Person directly or indirectly controlling or controlled by the Manager, and who are otherwise “independent” in accordance with the Company’s Governing Documents and policies and, if applicable, the rules of any national securities exchange on which the Common Stock is listed.

(s) “Investment Company Act” means the Investment Company Act of 1940, as amended.

(t) “Investment Policies” means the investment and operating policies and other restrictions set forth in Article VIII of the Charter, or any successor provision thereof, as amended.

(u) “Investments” means the investments of the Company and the Subsidiaries, including Mortgage Loans.

(v) “Manager” has the meaning set forth in the first paragraph of this Agreement.

(w) “Manager Account” has the meaning set forth in Section 5 of this Agreement.

(x) “Manager Indemnified Party” has the meaning set forth in Section 11(a) of this Agreement.

(y) “Monitoring Services” has the meaning set forth in Section 2(b) of this Agreement.

(z) “Mortgage Loans” means investments of the Company that are notes, debentures, bonds and other evidence of indebtedness or obligations that are negotiable or non-negotiable, which are secured or collateralized by mortgages or deeds of trust.

(aa) “NYSE MKT” means the NYSE MKT LLC.

(bb) “Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

(cc) “Portfolio Management Services” has the meaning set forth in Section 2(b) of this Agreement.

(dd) “REIT” means a “real estate investment trust” as defined under the Code.

(ee) “SDAT” means the State Department of Assessments and Taxation of Maryland.

(ff) “Securities Act” means the Securities Act of 1933, as amended.

(gg) “Subsidiary” means any subsidiary of the Company; any partnership, the general partner of which is the Company or any subsidiary of the Company; any limited liability company, the managing member of which is the Company or any subsidiary of the Company; and any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by the Company or any subsidiary of the Company.

(hh) “Termination Notice” has the meaning set forth in Section 8(b) of this Agreement.

Section 2. Appointment and Duties of the Manager.

(a) The Company, for itself and the Subsidiaries, hereby appoints the Manager to manage the assets of the Company and the Subsidiaries subject to the further terms and conditions set forth in this Agreement, and the Manager hereby agrees to use its commercially reasonable efforts to perform each of the duties set forth herein. The appointment of the Manager shall be exclusive to the Manager except to the extent that the Manager otherwise agrees, in its sole and absolute discretion, and except to the extent that the Manager elects, pursuant to the terms of this Agreement, to cause the duties of the Manager hereunder to be provided by third parties.

(b) The Manager, in its capacity as manager of the assets and the day-to-day operations of the Company and the Subsidiaries, at all times will be subject to the Company’s Governing Documents and the supervision of the Board of Directors and will have only such functions and authority as the Company may delegate to it, including the functions and authority identified herein and delegated to the Manager hereby. Subject to the obligations and restrictions set forth in Section 7 hereof, the Manager will be responsible for the day-to-day operations of the Company and the Subsidiaries and will perform (or cause to be performed) such services and activities relating to the assets and operations of the Company and the Subsidiaries as may be appropriate, including, without limitation:

(i) serving as the Company’s and the Subsidiaries’ consultant with respect to the formulation of investment criteria, interest rate risk management and the Board of Directors’ preparation of policy guidelines;

(ii) investigating, analyzing and selecting possible investment opportunities and acquiring, financing, retaining, selling, restructuring or disposing of Investments consistent with the Investment Policies;

(iii) with respect to prospective purchases, sales or exchanges of Investments, conducting negotiations on behalf of the Company and the Subsidiaries with sellers, purchasers and brokers and, if applicable, their respective agents and representatives;

(iv) negotiating and entering into, on behalf of the Company and the Subsidiaries, repurchase agreements, credit finance agreements, securitizations, agreements relating to borrowings under programs established by the U.S. government, commercial papers, interest rate swap agreements and other hedging instruments, custodial agreements, warehouse facilities and all other agreements and engagements required for the Company and the Subsidiaries to conduct their business;

(v) advising, negotiating, managing and overseeing the origination, extension, modification, re-financing, evaluation, selection, acquisition, processing, brokerage and servicing of Mortgage Loans;

(vi) foreclosing upon real property and other collateral on behalf of the Company or any Subsidiary and advising, developing, managing and either holding for investment on behalf of the Company or any Subsidiary, or disposing of real property or other collateral acquired by the Company or any Subsidiary through foreclosure of any secured assets, either directly or through general partnerships, joint ventures or otherwise;

(vii) coordinating and managing operations of any joint venture or co-investment interests held by the Company and the Subsidiaries and conducting all matters with the joint venture or co-investment partners;

(viii) providing executive and administrative personnel, office space and office services required in rendering services to the Company and the Subsidiaries;

(ix) administering the day-to-day operations and performing and supervising the performance of such other administrative functions necessary to the management of the Company and the Subsidiaries as may be agreed upon by the Manager and the Board of Directors, including the collection of revenues and the payment of the debts and obligations of the Company and the Subsidiaries and maintenance of appropriate computer and technological services to perform such administrative functions;

(x) communicating on behalf of the Company and the Subsidiaries with the holders of any of their equity or debt securities as required to satisfy the reporting and other requirements of any governmental bodies or agencies or trading markets and to maintain effective relations with such holders;

(xi) counseling the Company in connection with policy decisions to be made by the Board of Directors;

(xii) evaluating and recommending to the Board of Directors hedging strategies and engaging in hedging activities (consistent with such strategies as so modified from time to time) on behalf of the Company and the Subsidiaries, consistent with the Company’s qualification as a REIT and with the Investment Policies;

(xiii) counseling the Company regarding the maintenance of its qualification as a REIT and monitoring compliance with the various REIT qualification tests and other rules set out in the Code and Treasury Regulations promulgated thereunder and using commercially reasonable efforts to cause the Company to qualify for taxation as a REIT;

(xiv) counseling the Company and the Subsidiaries regarding the maintenance of their exemptions from the status of an investment company required to register under the Investment Company Act, monitoring compliance with the requirements for maintaining such exemptions and using commercially reasonable efforts to cause them to maintain such exemptions from such status;

(xv) assisting the Company and the Subsidiaries in developing criteria for asset purchase commitments that are specifically tailored to the Investment Policies and making available to the Company and the Subsidiaries its knowledge and experience with respect to mortgage loans, real estate, real estate-related securities, other real estate-related assets and non-real estate-related assets;

(xvi) furnishing reports and statistical and economic research to the Company and the Subsidiaries regarding activities and services performed for the Company and the Subsidiaries by the Manager;

(xvii) monitoring the operating performance of Investments and providing periodic reports with respect thereto to the Board of Directors, including comparative information with respect to such operating performance and budgeted or projected operating results;

(xviii) investing and reinvesting any moneys and securities of the Company and the Subsidiaries (including investing in short-term Investments pending investment in other Investments, payment of fees, costs and expenses, or payments of dividends or other distributions to stockholders and partners of the Company and the Subsidiaries) and advising the Company and the Subsidiaries as to their capital structure and capital raising;

(xix) purchasing and maintaining, on behalf of the Company, liability and other insurance coverage for the Company;

(xx) causing the Company and the Subsidiaries to retain qualified accountants, auditors and legal counsel, as applicable, to assist in developing appropriate accounting procedures and systems, internal controls and other compliance procedures and testing systems with respect to financial reporting obligations and compliance with the provisions of the Code applicable to REITs and to conduct quarterly and other compliance reviews with respect thereto;

(xxi) assisting the Company and the Subsidiaries in qualifying to do business in all applicable jurisdictions and to obtain and maintain all appropriate licenses;

(xxii) maintaining records for and accounts of the Company’s operations and expenditures;

(xxiii) assisting the Company and the Subsidiaries in complying with all regulatory requirements applicable to them in respect of their business activities, including preparing or causing to be prepared all financial statements required under applicable regulations and contractual undertakings and all reports and documents, if any, required under the Exchange Act, the Securities Act, or by the NYSE MKT or other national securities exchange upon which the Company’s securities are listed or admitted to trading;

(xxiv) assisting the Company and the Subsidiaries in taking all necessary action to enable them to make required tax filings and reports, including soliciting stockholders and partners for required information to the extent required by the provisions of the Code applicable to REITs;

(xxv) placing, or arranging for the placement of, all orders pursuant to the Manager’s investment determinations for the Company and the Subsidiaries, either directly with the issuer or with a broker or dealer (including any affiliated broker or dealer);

(xxvi) handling and resolving all claims, disputes or controversies (including all litigation, arbitration, settlement or other proceedings or negotiations) in which the Company and/or the Subsidiaries may be involved or to which they may be subject arising out of their day-to-day operations (other than with the Manager or its Affiliates), subject to such limitations or parameters as may be imposed from time to time by the Board of Directors;

(xxvii) using commercially reasonable efforts to cause expenses incurred by the Company and the Subsidiaries or on their behalf to be commercially reasonable or commercially customary and within any budgeted parameters or expense guidelines set forth herein and by the Board of Directors from time to time;

(xxviii) representing and making recommendations to the Company and the Subsidiaries in connection with the purchase and financing of, and commitment to purchase and finance, Mortgage Loans (including on a portfolio basis), real estate, real estate-related securities and loans, other real estate-related assets and non-real estate-related assets, and the sale and commitment to sell such assets;

(xxix) advising the Company and the Subsidiaries with respect to obtaining appropriate repurchase agreements, warehouse facilities or other secured and unsecured forms of borrowing for their assets;

(xxx) advising the Company on preparing, negotiating and entering into applications and agreements relating to programs established by the U.S. government and other government-type or related entities;

(xxxi) advising the Company and the Subsidiaries with respect to, and structuring long-term financing vehicles for, their portfolio of assets, and offering and selling securities publicly or privately in connection with any such structured financing;

(xxxii) performing such other services as may be required from time to time for management of and other activities relating to the Investments, assets and business of the Company and the Subsidiaries as the Board of Directors shall reasonably request or the Manager shall deem appropriate under the particular circumstances; and

(xxxiii) using commercially reasonable efforts to cause the Company and the Subsidiaries to comply with all applicable laws.

Without limiting the foregoing, the Manager will perform portfolio management services (the “Portfolio Management Services”) on behalf of the Company and the Subsidiaries with respect to the Investments. Such services will include consulting with the Company and the Subsidiaries on the purchase and sale of, and other investment opportunities in connection with, the Company’s portfolio of assets; the collection of information and the submission of reports pertaining to the Company’s assets, interest rates and general economic conditions; periodic review and evaluation of the performance of the Company’s portfolio of assets; acting as liaison between the Company and the Subsidiaries and banking, mortgage banking, investment banking and other parties with respect to the purchase, financing and disposition of assets; and other customary functions related to portfolio management. Additionally, the Manager will perform monitoring services (the “Monitoring Services”) on behalf of the Company and the Subsidiaries with respect to any loan servicing activities provided by third parties. Such Monitoring Services will include negotiating servicing agreements; acting as a liaison between the servicers of the assets and the Company and the Subsidiaries; review of servicers’ delinquency, foreclosure and other reports on assets; supervising claims filed under any insurance policies; and enforcing the obligation of any servicer to repurchase assets.

(c) For the term of and on the terms and conditions set forth in this Agreement, the Company and each of the Subsidiaries hereby constitutes, appoints and authorizes the Manager as its true and lawful agent and attorney-in-fact, in its name, place and stead, to negotiate, execute, deliver and enter into such credit finance agreements and arrangements and securities repurchase and reverse repurchase agreements and arrangements, brokerage agreements, interest rate swap agreements, custodial agreements and such other agreements, instruments and authorizations on their behalf, on such terms and conditions as the Manager, acting in its sole and absolute discretion, deems necessary or appropriate. This power of attorney is deemed to be coupled with an interest.

(d) The Manager may enter into agreements with other parties, including its Affiliates, for the purpose of engaging one or more parties for and on behalf, and at the sole cost and expense, of the Company and the Subsidiaries to provide property management, asset management, leasing, development and/or other services to the Company and the Subsidiaries (including Portfolio Management Services and Monitoring Services) pursuant to agreement(s) with terms which are then customary for agreements regarding the provision of services to companies that have assets similar in type, quality and value to the assets of the Company and the Subsidiaries; provided that: (i) any such agreements entered into with Affiliates of the Manager shall (A) be on terms no more favorable to such Affiliate than would be obtained from a third party on an arm’s-length basis and (B) fall within the provisions of the Investment Policies; (ii) with respect to Portfolio Management Services, (A) any such agreements shall be subject to the Company’s prior written approval and (B) the Manager shall remain liable for the performance of such Portfolio Management Services; and (iii) with respect to Monitoring Services, any such agreements shall be subject to the Company’s prior written approval.

(e) In addition, to the extent that the Manager deems necessary or advisable, the Manager may, from time to time, propose to retain one or more additional entities for the provision of sub-advisory services to the Manager in order to enable the Manager to provide the services to the Company and the Subsidiaries specified by this Agreement; provided that any such agreement (i) shall be on terms and conditions substantially identical to the terms and conditions of this Agreement or otherwise not adverse to the Company and the Subsidiaries; and (ii) shall be approved by the Independent Directors of the Company.

(f) The Manager may retain, for and on behalf and at the sole cost and expense of the Company and the Subsidiaries, such services of accountants, legal counsel, appraisers, insurers, brokers, transfer agents, registrars, developers, investment banks, financial advisors, due diligence firms, underwriting review firms, banks and other lenders and others as the Manager deems necessary or advisable in connection with the management and operations of the Company and the Subsidiaries. Notwithstanding anything contained herein to the contrary, the Manager shall have the right to cause any such services to be rendered by its employees or Affiliates. Except as otherwise provided herein, the Company and the Subsidiaries shall pay or reimburse the Manager or its Affiliates performing such services for the cost thereof; provided that such costs and reimbursements are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s-length basis.

(g) The Manager may effect transactions by or through the agency of another person with it or its Affiliates which have an arrangement under which that party or its Affiliates will from time to time provide to or procure for the Manager and/or its Affiliates goods, services or other benefits (including research and advisory services; economic and political analysis, including valuation and performance measurement; market analysis, data and quotation services; computer hardware and software incidental to the above goods and services; clearing and custodian services; and investment related publications), the nature of which is such that provision can reasonably be expected to benefit the Company and the Subsidiaries as a whole and may contribute to an improvement in the performance of the Company and the Subsidiaries or the Manager or its Affiliates in providing services to the Company and the Subsidiaries on terms that no direct payment is made but instead the Manager and/or its Affiliates undertake to place business with that party.

(h) As frequently as the Manager may deem necessary or advisable, or at the direction of the Board of Directors, the Manager shall, at the sole cost and expense of the Company and the Subsidiaries, prepare, or cause to be prepared, reports and other information as may be reasonably requested by the Company with respect to any Investment.

(i) The Manager shall prepare, or cause to be prepared, at the sole cost and expense of the Company and the Subsidiaries, all reports, financial or otherwise, with respect to the Company and the Subsidiaries reasonably required by the Board of Directors in order for the Company and the Subsidiaries to comply with their Governing Documents or any other materials required to be filed with any governmental body or agency, and shall prepare, or cause to be prepared, all materials and data necessary to complete such reports and other materials including an annual audit of the Company’s and the Subsidiaries’ books of account by a nationally recognized registered independent public accounting firm.

(j) The Manager shall prepare regular reports for the Board of Directors to enable the Board of Directors to review the Company’s and the Subsidiaries’ acquisitions, portfolio composition and characteristics, credit quality, performance and compliance with the Investment Policies and other policies approved by the Board of Directors.

(k) Notwithstanding anything contained in this Agreement to the contrary, except to the extent that the payment of additional moneys is proven by the Company to have been required as a direct result of the Manager’s acts or omissions which result in the right of the Company and the Subsidiaries to terminate this Agreement pursuant to Section 15 of this Agreement, the Manager shall not be required to expend money in connection with any expenses that are required to be paid for or reimbursed by the Company and the Subsidiaries pursuant to Section 9 in excess of that contained in any applicable Company Account or otherwise made available by the Company and the Subsidiaries to be expended by the Manager hereunder.

(l) In performing its duties under this Section 2, the Manager shall be entitled to rely reasonably on qualified experts and professionals (including accountants, legal counsel and other service providers) hired by the Manager at the Company’s and the Subsidiaries’ sole cost and expense.

Section 3. Devotion of Time; Additional Activities.

(a) The Manager and its Affiliates will provide the Company and the Subsidiaries with a management team and other support personnel, to provide the management services to be provided by the Manager to the Company and the Subsidiaries hereunder, the members of which team shall devote such portion of their time to the management of the Company and the Subsidiaries as the Manager, in good faith, deems reasonably necessary to enable the Company and the Subsidiaries to operate their business.

(b) Nothing in this Agreement shall: (i) prevent the Manager or any of its Affiliates, officers, directors, employees or personnel, from engaging in other businesses or from rendering services of any kind to any other Person, including, without limitation, investing in, or rendering advisory services to others investing in, any type of business (including, without limitation, acquisitions of assets that meet the principal objectives of the Company), whether or not the objectives or policies of any such other Person or entity are similar to those of the Company; or (ii) in any way bind or restrict the Manager or any of its Affiliates, officers, directors, employees or personnel from buying, selling or trading any securities or assets for their own accounts or for the account of others for whom the Manager or any of its Affiliates, officers, directors, employees or personnel may be acting.

(c) Managers, partners, officers, employees, personnel and agents of the Manager or Affiliates of the Manager may serve as directors, officers, employees, personnel, agents, nominees or signatories for the Company and/or any Subsidiary, to the extent permitted by their Governing Documents. When executing documents or otherwise acting in such capacities for the Company or the Subsidiaries, such persons shall use their respective titles in the Company or the Subsidiaries.

Section 4. Agency. The Manager shall act as agent of the Company and the Subsidiaries in making, acquiring, financing and disposing of Investments, disbursing and collecting the funds of the Company and the Subsidiaries, paying the debts and fulfilling the obligations of the Company and the Subsidiaries, supervising the performance of professionals engaged by or on behalf of the Company and the Subsidiaries and handling, prosecuting and settling any claims of or against the Company and the Subsidiaries, the Board of Directors, holders of the Company’s securities or representatives or properties of the Company and the Subsidiaries.

Section 5. Bank Accounts. At the direction of the Board of Directors, the Manager may establish and maintain one or more bank accounts in the name of the Company or any Subsidiary (any such account, a “Company Account”), and may collect and deposit funds into any such Company Account or Company Accounts, and disburse funds from any such Company Account or Company Accounts, under such terms and conditions as the Board of Directors may approve. The Manager may establish and maintain one or more bank accounts in its own name (any such account, a “Manager Account”) and may collect and deposit funds from borrowers or other related parties into any such Manager Account or Manager Accounts and subsequently transfer funds from such Manager Account or Manager Accounts to a Company Account or Company Accounts. The Manager shall from time to time render appropriate accountings of such collections and payments to the Board of Directors and, upon request, to the auditors of the Company or any Subsidiary.

Section 6. Records; Confidentiality. The Manager shall maintain appropriate books of accounts and records relating to services performed under this Agreement, and such books of account and records shall be accessible for inspection by representatives of the Company or any Subsidiary at any time during normal business hours upon reasonable advance notice. The Manager shall keep confidential any and all information obtained in connection with the services rendered under this Agreement and shall not disclose any such information (or use the same except in furtherance of its duties under this Agreement) to unaffiliated third parties, except: (i) with the prior written consent of the Board of Directors; (ii) to legal counsel, accountants and other professional advisors of the Company; (iii) to appraisers, financing sources and others in the ordinary course of the Company’s business; (iv) to governmental officials having jurisdiction over the Company or any Subsidiary; (v) in connection with any governmental or regulatory filings of the Company or any Subsidiary or disclosure or presentations to Company investors; or (vi) as required by law or legal process to which the Manager or any Person to whom disclosure is permitted hereunder is a party. The foregoing shall not apply to information which has previously become publicly available through the actions of a Person other than the Manager not resulting from the Manager’s violation of this Section 6. The provisions of this Section 6 shall survive the expiration or earlier termination of this Agreement for a period of one year.

Section 7. Obligations of Manager; Restrictions.

(a) The Manager shall be subject to, and shall at all times act in accordance with, the Investment Policies.

(b) The Manager shall require each seller or transferor of investment assets to the Company and the Subsidiaries to make such representations and warranties regarding such assets as may, in the judgment of the Manager, be necessary and appropriate. In addition, the Manager shall take such other action as it deems necessary or appropriate with regard to the protection and realization of the Investments.

(c) The Manager shall refrain from any action that, in its sole judgment: (i) would adversely and materially affect the status of the Company as a REIT under the Code; (ii) would adversely and materially affect the Company’s or any Subsidiary’s status as an entity intended to be exempted or excluded from investment company status under the Investment Company Act; or (iii) would violate any law, rule or regulation of any governmental body or agency having jurisdiction over the Company or any Subsidiary or that would otherwise not be permitted by the Company’s Governing Documents. If the Manager is ordered to take any such action by the Board of Directors, the Manager shall promptly notify the Board of Directors of the Manager’s judgment that such action would adversely and materially affect such status or violate any such law, rule or regulation or the Governing Documents. Notwithstanding the foregoing, the Manager, its officers, stockholders, members, managers, personnel, directors, any Person controlling or controlled by the Manager and any Person providing sub-advisory services to the Manager shall not be liable to the Company or any Subsidiary, the Board of Directors, or the Company’s or any Subsidiary’s stockholders, members or partners, for any act or omission by any such Person except as provided in Section 11 of this Agreement.

(d) The Board of Directors shall periodically review the Company’s portfolio of Investments but will not review each proposed investment, except as otherwise provided herein. If a majority of the Independent Directors determine in their periodic review of transactions that a particular transaction does not comply with the Investment Policies, then a majority of the Independent Directors will consider what corrective action, if any, can be taken. The Manager shall be permitted to rely upon the direction of the Secretary of the Company to evidence the approval of the Board of Directors or the Independent Directors with respect to a proposed investment.

(e) Neither the Company nor the Subsidiaries shall invest in any security structured or issued by an entity managed by the Manager or any Affiliate thereof, or purchase or sell any Asset from or to any entity managed by the Manager or its Affiliates, unless: (i) the transaction is made in accordance with the Investment Policies; and (ii) the transaction is made in accordance with applicable laws.

(f) The Manager shall use its best efforts to at all times during the term of this Agreement maintain “errors and omissions” insurance coverage and other insurance coverage which is customarily carried by property, asset and investment managers performing functions similar to those of the Manager under this Agreement with respect to assets similar to the assets of the Company and the Subsidiaries, in an amount which is comparable to that customarily maintained by other managers or servicers of similar assets.

Section 8. Compensation.

(a) In consideration of the services rendered by the Manager to the Company and the Subsidiaries under this Agreement, the Manager shall be entitled to receive the fees and compensation set forth in the Compensation Provision. Notwithstanding the foregoing, the Manager and the Company may amend this Section 8(a), in accordance with the provisions of Section 27 of this Agreement and the Compensation Provision, to adjust the compensation to which the Manager shall be entitled. In the event of such an amendment, the Manager shall be entitled to receive the fees and compensation as set forth therein, notwithstanding the Compensation Provision.

(b) Notwithstanding Section 8(a) of this Agreement, within 10 days of a Charter Amendment being accepted for record by the SDAT, the Company shall provide written notice to the Manager of such Charter Amendment. Upon receipt of such notice, the Manager shall have 30 days to provide: (i) its written consent to such Charter Amendment, in which case the Manager shall have waived any right to terminate this Agreement in connection with such Charter Amendment and this Agreement shall continue in full force and effect, or (ii) written notice of its intent to terminate this Agreement (a “Termination Notice”), in which case this Agreement shall terminate, such termination to be effective on the date which is the later of (A) 30 days following the receipt by the Company of such Termination Notice and (B) the effective date of termination set forth in such Termination Notice. If, within 30 days of receiving written notice from the Company of a Charter Amendment, the Manager fails to provide its written consent to such Charter Amendment or a Termination Notice, the Manager shall be deemed to have consented to such Charter Amendment and to have waived any right to terminate this Agreement in connection with such Charter Amendment, and this Agreement shall continue in full force and effect.

(c) Notwithstanding the provisions of Section 8(a) and (b) of this Agreement, the Manager from time to time may voluntarily accept compensation that is less than the maximum compensation to which the Manager is entitled, so long as no such change in compensation to the Manager will result in a significant adverse impact on the stockholders of the Company.

Section 9. Expenses of the Company. All of the expenses of the Company and the Subsidiaries shall be billed directly, to the extent practicable, to and paid by the Company. Reimbursement to the Manager, or its Affiliates, for any expenses paid by the Manager, or its Affiliates, including, without limitation, legal and accounting expenses, filing fees, printing costs, goods, services and materials used by or for the Company or the Subsidiaries will be paid by the Company immediately following the expenditure. Except as indicated in this Section 9, the Manager or any Affiliate shall not be reimbursed by the Company for services for which the Manager is entitled to compensation by way of a separate fee. Excluded from the allowable reimbursement shall be: (i) rent and depreciation, utilities, capital equipment and other administrative items; and (ii) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Manager or its Affiliates. The Company, however, may reimburse the Manager and its Affiliates for salaries (and related salary expenses, but excluding expenses incurred in connection with the administration of the Company) for nonmanagement and nonsupervisory services which could be performed directly for the Company by independent parties, such as legal, accounting, transfer agent, data processing and duplicating. There shall be no reimbursement for management and supervisory personnel (e.g., services of employees of the Manager or its Affiliates who oversee the work which would have been performed by an independent party if such party had been so engaged). The amounts charged to the Company shall not exceed the lesser of: (a) the actual cost of such services; or (b) the amounts which the Company would be required to pay to independent parties for comparable services. Reimbursement may also be made for the allocable cost charged by independent parties for maintenance and repair of data processing and other special purpose equipment used for or by the Company.

Section 10. Calculations of Expenses. The Manager shall maintain a statement documenting the expenses of the Company and the Subsidiaries and the expenses incurred by the Manager on behalf of the Company and the Subsidiaries, and shall deliver such statement to the Company upon request. Expenses incurred by the Manager on behalf of the Company and the Subsidiaries that are reimbursable under Section 9 of this Agreement shall be reimbursed by the Company to the Manager promptly following the date of delivery of such statement or otherwise in the ordinary course; provided, however, that such reimbursements may be offset by the Manager against amounts due to the Company and the Subsidiaries.

Section 11. Limits of Manager Responsibility; Indemnification.

(a) The Manager assumes no responsibility under this Agreement other than to render the services called for under this Agreement and shall not be responsible for any action of the Board of Directors in following or declining to follow any advice or recommendations of the Manager, including as set forth in Section 7(c) of this Agreement. The Manager, its officers, stockholders, members, managers, directors, employees, consultants, personnel, any Person controlling or controlled by the Manager and any of such Person’s officers, stockholders, members, managers, directors, employees, consultants and personnel, and any Person providing sub-advisory services to the Manager (each a “Manager Indemnified Party”) will not be liable to the Company or any Subsidiary, to the Board of Directors, or the Company’s or any Subsidiary’s stockholders, members or partners for any acts or omissions by any such Person (including, without limitation, trade errors that may result from ordinary negligence, such as errors in the investment decision making process or in the trade process), made, committed or taken pursuant to or in accordance with this Agreement, except by reason of acts or omissions constituting bad faith, willful misconduct, gross negligence or reckless disregard of the Manager’s duties under this Agreement, as determined by a final non-appealable order of a court of competent jurisdiction. The Company shall, to the fullest extent permitted by law, reimburse, indemnify and hold each Manager Indemnified Party harmless of and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever (including attorneys’ fees) in respect of or arising from any acts or omissions of such Manager Indemnified Party made in good faith in the performance of the Manager’s duties under this Agreement and not constituting such Manager Indemnified Party’s bad faith, willful misconduct, gross negligence or reckless disregard of the Manager’s duties under this Agreement.

(b) The Manager shall, to the fullest extent permitted by law, reimburse, indemnify and hold the Company (and each Subsidiary), its stockholders, directors and officers and each other Person, if any, controlling the Company (each, a “Company Indemnified Party” and together with a Manager Indemnified Party, the “Indemnitee”), harmless of and from any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever (including attorneys’ fees) in respect of or arising from the Manager’s bad faith, willful misconduct, gross negligence or reckless disregard of its duties under this Agreement or any claims by the Manager’s personnel relating to the terms and conditions of their employment by the Manager.

(c) The Indemnitee will promptly notify the party against whom indemnity is claimed (the “Indemnitor”) of any claim for which it seeks indemnification; provided, however, that the failure to so notify the Indemnitor will not relieve the Indemnitor from any liability which it may have hereunder, except to the extent such failure actually prejudices the Indemnitor. The Indemnitor shall have the right to assume the defense and settlement of such claim that is brought against an Indemnitee by a third party; provided, that the Indemnitor notifies the Indemnitee of its election to assume such defense and settlement within 30 days after the Indemnitee gives the Indemnitor notice of the claim. In such case, the Indemnitee will not settle or compromise such claim, and the Indemnitor will not be liable for any such settlement made without its prior written consent. If the Indemnitor is entitled to, and does, assume such defense by delivering the aforementioned notice to the Indemnitee, the Indemnitee will: (i) have the right to approve the counsel selected by the Indemnitor (which approval will not be unreasonably withheld, delayed or conditioned); (ii) be obligated to cooperate in furnishing evidence and testimony and in any other manner in which the Indemnitor may reasonably request; and (iii) be entitled to participate in (but not control) the defense of any such action, with its own counsel and at its own expense.

Section 12. No Joint Venture. Nothing in this Agreement shall be construed to make the Company and the Manager partners or joint venturers or impose any liability as such on either of them.

Section 13. Term. This Agreement shall be in effect for the duration of the existence of the Company, as set forth in the Charter, unless earlier terminated by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, by the Manager in accordance with Section 8(b) of this Agreement, automatically in accordance with Section 14(a) of this Agreement or by the Company or the Manager in accordance with Section 15 of this Agreement.

Section 14. Assignment.

(a) Except as set forth in Section 14(b) of this Agreement, this Agreement shall terminate automatically in the event of its assignment, in whole or in part, by the Manager, unless such assignment is consented to in writing by the Company with the approval of the Board of Directors and the holders of a majority of the outstanding shares of Common Stock entitled to vote on the matter. Any such permitted assignment shall bind the assignee under this Agreement in the same manner as the Manager is bound, and the Manager shall be liable to the Company for all errors or omissions of the assignee under any such assignment. In addition, the assignee shall execute and deliver to the Company a counterpart of this Agreement naming such assignee as Manager. This Agreement shall not be assigned by the Company without the prior written consent of the Manager, except in the case of assignment by the Company to another REIT or other organization which is a successor (by merger, consolidation, purchase of assets, or similar transaction) to the Company, in which case such successor organization shall be bound under this Agreement and by the terms of such assignment in the same manner as the Company is bound under this Agreement and the consent of the Manager shall not be required.

(b) Notwithstanding any provision of this Agreement, the Manager may subcontract and assign any or all of its responsibilities under Sections 2(d), 2(e) and 2(f) of this Agreement to any of its Affiliates in accordance with the terms of this Agreement applicable to any such subcontract or assignment, and the Company hereby consents to any such assignment and subcontracting. In addition, provided that the Manager provides prior written notice to the Company for informational purposes only, nothing contained in this Agreement shall preclude any pledge, hypothecation or other transfer of any amounts payable to the Manager under this Agreement.

Section 15. Termination for Cause.

(a) The Company may terminate this Agreement effective upon 30 days’ prior written notice of termination from the Company to the Manager if: (i) the Manager, its agents or its assignees materially breaches any provision of this Agreement and such breach shall continue for a period of 30 days after written notice thereof specifying such breach and requesting that the same be remedied in such 30-day period (or 90 days after written notice of such breach if the Manager takes steps to cure such breach within 30 days of the written notice); (ii) the Manager engages in any act of fraud, misappropriation of funds, or embezzlement against the Company or any Subsidiary; (iii) there is an event of gross negligence, willful misconduct or intentional breach of the terms of this Agreement on the part of the Manager in the performance of its duties under this Agreement; (iv) there is a commencement of any proceeding relating to the Manager’s Bankruptcy or insolvency, including an order for relief in an involuntary bankruptcy case or the Manager authorizing or filing a voluntary bankruptcy petition; (v) there is a dissolution of the Manager; or (vi) the Manager is convicted of (including a plea of nolo contendere) a felony.

(b) The Manager may terminate this Agreement effective upon 60 days’ prior written notice of termination to the Company in the event that the Company shall default in the performance or observance of any material term, condition or covenant contained in this Agreement and such default shall continue for a period of 30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30-day period.

(c) The Manager may terminate this Agreement in the event the Company becomes regulated as an “investment company” under the Investment Company Act, with such termination deemed to have occurred immediately prior to such event.

Section 16. Action Upon Termination. From and after the effective date of termination of this Agreement, pursuant to Section 8(b), 13, 14(a) or 15 of this Agreement, the Manager shall not be entitled to compensation for further services under this Agreement, but shall be paid all compensation accruing to the date of termination. Upon such termination, the Manager shall forthwith:

(a) after deducting any accrued compensation and reimbursement for its expenses to which it is then entitled, pay over to the Company or a Subsidiary all money collected and held for the account of the Company or a Subsidiary pursuant to this Agreement;

(b) deliver to the Board of Directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Directors with respect to the Company or a Subsidiary; and

(c) deliver to the Board of Directors all property and documents of the Company or any Subsidiary then in the custody of the Manager.

Section 17. Release of Money or Other Property Upon Written Request. The Manager agrees that any money or other property of the Company or any Subsidiary held by the Manager under this Agreement shall be held by the Manager as custodian for the Company or Subsidiary, and the Manager’s records and accounts shall be appropriately marked clearly to reflect the ownership of such money or other property by the Company or such Subsidiary. Upon the receipt by the Manager of a written request signed by a duly authorized officer of the Company requesting the Manager to release to the Company or any Subsidiary any money or other property then held by the Manager for the account of the Company or any Subsidiary under this Agreement, the Manager shall release such money or other property to the Company or any Subsidiary within a reasonable period of time, but in no event later than 30 days following such request. The Manager shall not be liable to the Company, any Subsidiary, the Independent Directors, or the Company’s or a Subsidiary’s stockholders, members or partners for any acts performed or omissions to act by the Company or any Subsidiary in connection with the money or other property released to the Company or any Subsidiary in accordance with the second sentence of this Section 17. The Company and any Subsidiary shall indemnify the Manager and the other Manager Indemnified Parties against any and all expenses, losses, damages, liabilities, demands, charges and claims of any nature whatsoever, which arise in connection with the Manager’s release of such money or other property to the Company or any Subsidiary in accordance with the terms of this Section 17. Indemnification pursuant to this provision shall be in addition to any right of the Manager or any such other Manager Indemnified Party to indemnification under Section 11 of this Agreement.

Section 18. Notices. Unless expressly provided otherwise in this Agreement, all notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or upon actual receipt of: (i) personal delivery; (ii) delivery by reputable overnight courier; (iii) delivery by facsimile transmission with telephonic confirmation; or (iv) delivery by registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

(a)	If to the Company, including any Subsidiary:

       Owens Realty Mortgage, Inc.

       2221 Olympic Boulevard
       Walnut Creek, California 94595
       Facsimile: (925) 935-1486
       Attention: Chairman of the Board of Directors

(b)	If to the Manager:

       Owens Financial Group, Inc.
       2221 Olympic Boulevard
       Walnut Creek, California 94595
       Facsimile: (925) 935-1486
       ttention: William C. Owens

Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 18 for the giving of notice.

Section 19. Binding Nature of Agreement; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns as provided in this Agreement.

Section 20. Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter of this Agreement. The express terms of this Agreement control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms of this Agreement. This Agreement may not be modified or amended other than by an agreement in writing signed by the parties hereto.

Section 21. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES TO THE CONTRARY.

Section 22. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any party hereto, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. No waiver of any provision hereunder shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 23. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed part of this Agreement.

Section 24. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts of this Agreement, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

Section 25. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 26. Gender. Words used herein regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

Section 27. Amendment. This Agreement may not be amended, modified or changed (in whole or in part), except by a formal, definitive written agreement expressly referring to this Agreement, which agreement is executed by all of the parties and which agreement has been approved by a majority of the Independent Directors. Notwithstanding the foregoing, Sections 7(a), 7(e), 8, 13 and 14 of this Agreement and this Section 27 may only be amended with the approval of holders of a majority of the outstanding shares of Common Stock entitled to vote on the matter; provided, that the Manager and the Company, without any action by the stockholders of the Company, may amend Section 8 of this Agreement or enter into one or more other agreements together to adjust the Manager’s compensation, so long as such adjustment will not have a significant adverse impact on the stockholders of the Company.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

OWENS REALTY MORTGAGE, INC.

By: ____________________________
Name:
Title:

OWENS FINANCIAL GROUP, INC.

By: ____________________________
Name:
Title:

[Signature Page to Management Agreement]

ANNEX E
OPINION OF VALUCORP INTERNATIONAL, INC.

Michael S. Gilburd, President	11811 North Tatum Boulevard
Telephone: (480) 361-8655	Suite 3031
Facsimile: (602) 391-2992	Phoenix, Arizona 85028
Email: mgilburd@valucorp.com www.valucorp.com

December 12, 2012

Owens Mortgage Investment Fund,
a California Limited Partnership
2221 Olympic Boulevard
Walnut Creek, California 94595

Appraisal Opinion
Determination of enterprise value and that of Limited
Partners for the purpose of limited partner soliciation

ValuCorp International, Inc. (ValuCorp) has prepared an independent analysis expressing our conclusions regarding the fair market value (“FMV”) and the orderly liquidation value (OLV”), as of June 30, 2012 of the enterprise and related minority interests (the “Subject Interests”) of Owens Mortgage Investment Fund, a California Limited Partnership (the “Subject Company” or the “Company” or the “Partnership” or “OMIF”). We have determined the Fair Market Value and Orderly Liquidation Value. We understand that our conclusions are for the purpose of a limited partner solicitation related to the Subject Interests, based on a hypothetical cash sale within 360 days of the Valuation Date, the close of business June 30, 2012.

Premise of Value is an assumption regarding the most likely set of transactional circumstances that may be applicable to the subject valuation:

1.
Fair Market Value (“FMV”) is defined as the price, expressed in terms of cash equivalents, at which property would change hands between a hypothetical willing and able buyer and a hypothetical willing and able seller, acting at arm’s length in an open and unrestricted market, when neither is  under compulsion to buy or sell and when both have reasonable knowledge of the relevant facts.

2.
Liquidation Value is defined as the net amount that would be realized if the business is terminated and the assets are sold piecemeal for the purpose of attaining liquidity as promptly as a prudent person could for distribution to members. Liquidation can be either "orderly" or "forced.”

Owens Mortgage Investment Fund, LP September 15, 2012
Page 2 of 7 __________________________

a.	Forced Liquidation Value. Liquidation value, at which the asset or assets are sold as quickly as possible, such as at an auction.
b.	Orderly Liquidation Value (“OLV”). Liquidation value at which the asset or assets are sold over a reasonable period of time to maximize proceeds received.

Summary Description of the Company

Owens Mortgage Investment Fund, LP (the “Subject Company” or the “Company” or the “Partnership” or “OMIF”) is a California limited partnership organized on June 14, 1984, which invests in first, second, third, wraparound and construction mortgage loans and loans on leasehold interest mortgages. In June 1985, the Partnership became the successor-in-interest to Owens Mortgage Investment Fund I, a California limited partnership formed in June 1983 with the same policies and objectives as the Partnership. In October 1992, the Partnership changed its name from Owens Mortgage Investment Partnership II to Owens Mortgage Investment Fund, a California Limited Partnership. The address of the Partnership is P.O. Box 2400, 2221 Olympic Boulevard, Walnut Creek, California 94595. Its telephone number is (925) 935-3840.

Owens Financial Group, Inc. (the General Partner of the Partnership) arranges, services and maintains the loan and real estate portfolios for the Partnership. The Partnership’s mortgage loans are secured by mortgages on unimproved, improved, income-producing and non-income-producing real property, such as condominium projects, apartment complexes, shopping centers, office buildings, and other commercial or industrial properties. No single Partnership loan may exceed 10% of the total Partnership assets as of the date the loan is made.

Ownership of the Company was represented by the General Partner’s ownership of 2,874,856 units (representing 0.468%, excluding a carried interest) and the Limited Partners ownership of 278,605,524 units (98.532%) of the Partnership as of June 30, 2012.

Scope of Work

In preparing our conclusions, we have conducted various reviews and analyses as outlined in the Report delivered herewith and have utilized financial and other information provided by the Company, as well as other sources. We have assumed, without independent verification, the accuracy and completeness of all information supplied to us with respect to our analysis. We have assumed that the financial information provided to us correctly reflects the Company’s balance sheet as of the years ended, and the related consolidated statements of operations, partners’ capital and cash flows for the years then ended for the time periods covered, in accordance with generally accepted accounting principles consistently applied.

    In our analysis of the Company, we have utilized valuation techniques and methodologies we deem appropriate under the circumstances. In determining the Company’s aggregate equity value, we valued the Company on a FMV and OLV basis based on application of discounts associated with the lack of control and the lack of marketability, and the costs to liquidate the Company’s assets.

Determination of Value

Owens Mortgage Investment Fund, LP September 15, 2012
Page 3 of 7 __________________________

    Based upon the investigation, premises, provisos and analyses outlined herein, and subject to the “Statement of Limiting Conditions and Certification” (Appendix A), it is our Opinion that, as of June 30, 2012 the values are as follows:

	Enterprise	General Partner	Limited Partners

Book Value	$182,649,621	$1,865,371	$180,784,250

Fair Market Value
Total value indication	$199,492,726	$2,037,387	$197,455,339
General Partner Carried Interest		(1,060,681)	1,060,681
Value before Discounts	$199,492,726	$976,706	$198,516,020
Multiplicative Discounts	n/a	n/a	n/a
Number of Units Outstanding	281,480,380	2,874,856	278,605,524

Amount per Unit - FMV	$0.70873	$0.33974	$0.71253

Orderly Liquidation Value - Sale of Limited Partnership Assets	$139,887,273	$684,881	$139,202,392
Number of Units Outstanding	281,480,380	2,874,856	278,605,524

Amount per Unit - FMV	$0.49697	$0.23823	$0.49964

Orderly Liquidation Value - Sale of Limited Partnership Units	$139,887,273	$684,881	$139,202,392
Multiplicative Discounts	7.64%	7.64%	13.30%
Number of Units Outstanding	281,480,380	2,874,856	278,605,524

Amount per Unit - FMV	$0.45900	$0.22003	$0.43319

Notes: The FMV indications are derived from percentage ownership as set forth in the book value.

Owens Mortgage Investment Fund, LP September 15, 2012
Page 4 of 7 __________________________

The OLV indications are derived from percentage ownership as extrapolated from the FMV without the General Partner Carried Interest.

    In our analysis, we have determined what we consider to be the maximum value obtainable under a liquidation scenario and believe that the actual value could be substantially lower.

ValuCorp International, Inc.

Michael S. Gilburd, ASA, MST, CPA (NYS- Inactive)
President

Owens Mortgage Investment Fund, LP September 15, 2012
Page 5 of 7 __________________________

Statement of Limiting Conditions and Certification (Appendix A)

Assumptions and Limiting Conditions

This Opinion has been prepared in conformity with the Uniform Standards of Professional Appraisal Practice (USPAP), as promulgated by The Appraisal Foundation, and The Principles of Appraisal Practice and Code of Ethics of the American Society of Appraisers. Accordingly, reporting on FMV and OLV is the performance of the following assumptions and limited conditions:

1.	The indications of FMV and OLV are contingent upon the fact that the information provided to us is correct in all material aspects, as of the valuation date.

2.	To the best of our knowledge, the facts and data reported and used herein are true and correct.

3.
We have relied upon, to the extent appropriate, the information supplied to us by the management of the Company, and our conclusions are predicated on the validity of that information. The valuation conclusions derived herein implicitly assume that the existing management of the Company will   maintain the character and integrity of the Company through any sale, reorganization, liquidation or diminution of the owner’s participation.

4.
Information furnished by others, upon which all or portions of this Opinion are based, including but not limited to the economy, industry outlook, and market data is believed to be reliable, but has not been verified in all cases. No warranty is given as to the accuracy of such information and we assume no liability for such sources.

5.	This Opinion and the conclusions contained herein are necessarily based on market and economic conditions as they existed as of the Valuation Date.

6.
No investigation has been made of, and no responsibility is assumed for, the legal description or for legal matters, including title or encumbrances. Title to the property is assumed to be good and marketable unless otherwise stated. The property is further assumed to be free and clear of any or all liens, easements, or encumbrances, unless otherwise stated. Responsible ownership and competent asset management are assumed.

7.	Full compliance with all applicable federal and state laws and regulations is assumed, unless otherwise stated.

8.
This Opinion is predicated on the financial structure prevailing as of the date of this Opinion. No responsibility is taken for changes in market conditions and no obligation is assumed to revise this Opinion to reflect events or conditions, which occur subsequent to the date hereof.

9.	This Opinion has been made only for the purpose stated and shall not be used for any other purpose.

10.
The preparers of this Opinion, if required by reason of issuing this Opinion to give testimony or appear in court or other legal proceedings, shall be compensated by you or the Company at our standard hourly rates at that time. Neither the appraisers nor ValuCorp are in any way responsible for any costs incurred to discover or correct any physical, financial, and/or legal deficiencies of any type present in the Subject Company. In the event of any action brought by any party, the Company agrees that it will advance legal expenses and indemnify and hold the appraisers and ValuCorp completely harmless with respect to any and all rewards or settlements of any type, including but not limited to fines, penalties, interest, or financial losses, when not due to fraud or gross negligence on the part of the appraisers or ValuCorp.

Owens Mortgage Investment Fund, LP September 15, 2012
Page 6 of 7 __________________________

11.	We interviewed four members of the Company’s management.

12.
The reported analyses, opinions, and conclusions are limited by the reported assumptions and limiting conditions, and are the unbiased professional analysis, opinions and conclusions of the signer of this Opinion, which is valid only for the valuation date indicated and for the purpose stated.

13.	We primarily based the determination of asset values on collateral information, our industry knowledge, and our knowledge of the marketplace.

Certification of Appraiser

ValuCorp certifies that, to the best of our knowledge and belief:

•
The statements of fact contained in this Opinion are true and correct, but we do not purport to be a guarantor of value. Valuation is an imprecise science, with value being a question of fact, and reasonable men can differ in their estimates of value. We do certify that this valuation Opinion was conducted and the conclusions arrived at independently using conceptually sound and commonly accepted methods of valuation and that ValuCorp believes that all statements of fact contained in this Opinion are true and correct.

•
The reported analyses, opinions, and conclusions are limited only by the reported assumptions and limiting conditions, and are the appraiser’s personal, impartial, and unbiased professional analysis, opinions and conclusions.

•
ValuCorp has no present or prospective interest in the Company that is the subject of this Opinion, and has no personal interest with respect to the parties involved. Our engagement in this assignment was not contingent upon developing or reporting predetermined results.

•	We have no bias with respect to the property that is the subject of this Opinion or to the parties involved in this engagement.

•
Our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this appraisal.

•	Our analysis, opinions and conclusions were developed, and this Opinion has been prepared in conformity with the Uniform Standards of Professional Appraisal Practice.

•	Nickolas Stoimenoff, MBA, provided significant business appraisal assistance to Michael S. Gilburd, the person signing this Opinion.

Owens Mortgage Investment Fund, LP September 15, 2012
Page 7 of 7 __________________________

Reaccredidation Certificate

The American Society of Appraisers

Attests that

# *MICHAEL S. GILBURD, ASA*

has successfully participated in the

**Society's mandatory Reaccreditation Program**

and has complied with its continuing education requirements, as set forth in the organization's Constitution, Bylaws and Administrative Rules. Therefore, formal reaccreditation has been granted by the International Board of Governors and will remain valid through

***April 16, 2016***

International President

Chairman, Int'l Board of Examiners

OWENS MORTGAGE
INVESTMENT FUND

IMPORTANT SPECIAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas ☒

A. Proposal-- THE BOARD OF DIRECTORS OF OWENS FINANCIAL GROUP, INC., THE SOLE GENERAL PARTNER OF OWENS MORTGAGE INVESTMENT FUND, A CALIFORNIA LIMITED PARTNERSHIP, RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL:

1. To adopt and approve the agreement and plan of merger dated January 23, 2013, by and between Owens Mortgage Investment Fund, a California Limited Partnership (the “Company”) and Owens Realty Mortgage, Inc., a recently formed Maryland corporation, and to approve the transactions contemplated thereby, pursuant to which the Company will be merged with and into Owens Realty Mortgage, Inc. The merger agreement provides for Owens Realty Mortgage, Inc., as the surviving entity in the merger, to qualify as a real estate investment trust, or REIT, for U.S. federal income tax purposes.

	For ☐	Against ☐	Abstain ☐
NOTE: To transact any other business that may properly come before the Special Meeting or any adjournment or postponement thereof.	IF A CHOICE IS NOT SPECIFIED, YOUR PROXY WILL VOTE FOR THE PROPOSAL.

B. Non-Voting Items Change of Address—Please print new address below.	Meeting Attendance Mark box to the right if you plan to attend the Special Meeting. ☐

C. Authorized Signatures—This section must be completed for your vote to be counted.—Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. If signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy)—Please print date below.	Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.

Proxy—OWENS MORTGAGE INVESTMENT FUND

Owens Mortgage Investment Fund, a California Limited Partnership.
Special Meeting of Limited Partners, April 3, 2013

This Proxy is Solicited on Behalf of the Board of Directors of Owens Financial Group, Inc.,
as sole General Partner of OWENS MORTGAGE INVESTMENT FUND, a California Limited Partnership.

The undersigned limited partner of Owens Mortgage Investment Fund, a California Limited Partnership (the “Company”), hereby revokes all previous proxies, acknowledges receipt of the Notice of the Special Meeting of Limited Partners to be held on April 3, 2013 and the accompanying Proxy Statement, the terms of which are incorporated by reference, and appoints William C. Owens and Bryan H. Draper, and each of them, as Proxy or Proxies of the undersigned, with full power of substitution and resubstitution in each of them, to vote all units of the Company that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Limited Partners of the Company to be held at the Walnut Creek Marriott, 2355 N. Main Street, Walnut Creek, CA 94596 on April 3, 2013 at 1:00 p.m., local time (the “Special Meeting”), and at any adjournment or postponement thereof and to otherwise represent the undersigned at the Special Meeting, with the same force and effect as the undersigned might or could do if personally present thereat. The units represented by this Proxy shall be voted in the manner set forth on the reverse side.

IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE MERGER PROPOSAL. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE